SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PACIFIC ETHANOL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PACIFIC ETHANOL, INC.
400 Capitol Mall, Suite 2060
Sacramento, California 95814

April 29, 2013

Dear Fellow Stockholders:

We cordially invite you to attend the 2013 annual meeting (“Annual Meeting”) of stockholders of Pacific Ethanol, Inc., which will be held at 9:00 a.m., local time, on Tuesday, June 18, 2013 at the Sheraton Grand Sacramento, 1230 J Street, Sacramento, California 95814. All stockholders of record at the close of business on April 19, 2013 are entitled to vote at the Annual Meeting. The formal meeting notice and Proxy Statement are attached.

At this year’s Annual Meeting, stockholders will be asked to (i) elect seven directors; (ii) cast an advisory vote to approve our executive compensation; (iii) cast an advisory vote on the frequency of future advisory votes to approve our executive compensation; (iv) approve an amendment to our 2006 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan from 6,214,285 to 13,714,285 shares (subject to the effects of a proposed reverse stock split, if approved and implemented); (v) authorize, for purposes of complying with NASDAQ Listing Rule 5635(d), us to issue to the investors listed on the Schedule of Buyers to that certain Securities Purchase Agreement dated March 28, 2013 between Pacific Ethanol, Inc. and said investors in excess of 20% of our outstanding shares of common stock as of December 19, 2012; and (vi) ratify the appointment of Hein & Associates LLP to serve as our independent registered public accounting firm for the year ending December 31, 2013.

In addition, stockholders will transact any other business that may properly come before the Annual Meeting. A report on the business operations of Pacific Ethanol will also be presented at the meeting and stockholders will have an opportunity to ask questions.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting and we urge you to vote as soon as possible. As an alternative to voting in person at the Annual Meeting, you may vote electronically over the Internet or by telephone, or if you receive a proxy card or voting instruction form in the mail, by mailing the completed proxy card or voting instruction form. Timely voting by any of these methods will ensure your representation at the Annual Meeting.

We look forward to seeing you June 18th.

Sincerely,

William L. Jones,
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the STOCKHOLDER Meeting to be Held on JUNE 18, 2013. Our Proxy Statement and 2012 Annual Report to Stockholders are available at WWW.PROXYVOTE.COM. YOU WILL NEED THE 12 DIGIT CONTROL NUMBER LISTED ON YOUR PROXY CARD IN ORDER TO ACCESS THE SITE AND VIEW THE MATERIALS ONLINE.

PACIFIC ETHANOL, INC.

NOTICE OF THE 2013 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 18, 2013

__________________________

NOTICE IS HEREBY GIVEN that the 2013 annual meeting (“Annual Meeting”) of stockholders of Pacific Ethanol, Inc., a Delaware corporation, will be held at 9:00 a.m., local time, on Tuesday, June 18, 2013 at the Sheraton Grand Sacramento, 1230 J Street, Sacramento, California 95814, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	To elect seven directors to serve on our Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. The nominees for election are William L. Jones, Neil M. Koehler, Terry L. Stone, John L. Prince, Douglas L. Kieta, Larry D. Layne and Michael D. Kandris.

2.	To cast a non-binding advisory vote to approve our executive compensation (“say-on-pay”).

3.	To cast a non-binding advisory vote on the frequency of future advisory votes to approve our executive compensation.

4.	To approve an amendment to our 2006 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan from 6,214,285 shares to 13,714,285 shares (subject to the effects of a proposed reverse stock split, if approved and implemented).

5.	To authorize, for purposes of complying with NASDAQ Listing Rule 5635(d), us to issue, under the terms of that certain Securities Purchase Agreement dated March 28, 2013 by and among Pacific Ethanol, Inc. and the investors listed on the Schedule of Buyers thereto, and related documents, in excess of that number of shares of our common stock equal to 20% of the total number of shares of our common stock outstanding as of December 19, 2012.

6.	To ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the year ending December 31, 2013.

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

All stockholders of record at the close of business on April 19, 2013 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

We cordially invite all stockholders to attend the Annual Meeting in person. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. As an alternative to voting in person at the Annual Meeting, you can vote your shares electronically over the Internet, or if you receive a proxy card or voting instruction form in the mail, by mailing the completed proxy card or voting instruction form.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of our capital stock as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership.

By Order of the Board of Directors,

William L. Jones,
Chairman of the Board

Sacramento, California

April 29, 2013

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING PLEASE PROMPTLY SUBMIT YOUR PROXY OR VOTING INSTRUCTION ELECTRONICALLY OVER THE INTERNET OR BY TELEPHONE, OR IF YOU RECEIVE A PAPER PROXY CARD OR VOTING INSTRUCTION FORM, YOU MAY MAIL THE COMPLETED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PACIFIC ETHANOL, INC.

PROXY STATEMENT

FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

JUNE 18, 2013

__________________________

APPENDICES

APPENDIX A – 2006 Stock Incentive Plan (As Amended through June 18, 2013)	A-1

APPENDIX B – Securities Purchase Agreement dated March 28, 2013 by and among Pacific Ethanol, Inc. and the investors listed on the Schedule of Buyers thereto	B-1

APPENDIX C – Form of Convertible Notes	C-1

APPENDIX D – Base Indenture	D-1

APPENDIX E – Form of First and Second Supplemental Indentures	E-1

APPENDIX F – Form of Warrants	F-1

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PACIFIC ETHANOL, INC.

400 Capitol Mall, Suite 2060

Sacramento, California 95814

PROXY STATEMENT

FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

__________________________

Voting and Proxy

This Proxy Statement is being furnished in connection with the solicitation of proxies by our Board of Directors (“Board”) for use at the 2013 annual meeting (“Annual Meeting”) of stockholders to be held on Tuesday, June 18, 2013, at 9:00 a.m., local time, at the Sheraton Grand Sacramento, 1230 J Street, Sacramento, California 95814, and at any adjournment(s) or postponement(s) of the Annual Meeting. We are providing this Proxy Statement and the accompanying proxy card to our stockholders on or about April 29, 2013. Our stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2012 is provided concurrently with this Proxy Statement (or made available electronically, for stockholders who elected to access these materials over the Internet) to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not to be regarded as proxy soliciting material or as a communication through which any solicitation of proxies is made.

What items will be voted on at the Annual Meeting?

Stockholders will vote on six items at the Annual Meeting:

Proposal 1 – Election to our Board of the seven nominees named in this Proxy Statement;

Proposal 2 – A non-binding advisory vote to approve our executive compensation (“say-on-pay”);

Proposal 3 – A non-binding advisory vote on the frequency of future advisory votes to approve our executive compensation;

Proposal 4 – A proposal to amend our 2006 Stock Incentive Plan (the “2006 Plan”) to increase the number of shares of common stock authorized for issuance under the 2006 Plan;

Proposal 5 – A proposal to authorize, for purposes of complying with NASDAQ Listing Rule 5635(d), us to issue, under the terms of that certain Securities Purchase Agreement dated March 28, 2013 by and among Pacific Ethanol, Inc. and the investors listed on the Schedule of Buyers thereto (“Securities Purchase Agreement”), and related documents, in excess of that number of shares of our common stock equal to 20% of the total number of shares of our common stock outstanding as of December 19, 2012; and

Proposal 6 – Ratification of the appointment of Hein & Associates LLP as our independent registered public accounting firm for 2013.

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What are the Board’s Voting Recommendations?

The Board recommends that you vote your shares as follows:

Proposal 1 – “FOR” each of the nominees to our Board;

Proposal 2 – “FOR” the approval of our executive compensation (“say-on-pay”);

Proposal 3 – “FOR” for the approval of a triennial advisory vote on executive compensation;

Proposal 4 – “FOR” the proposal to amend our 2006 Plan to increase the number of shares of common stock authorized for issuance under the 2006 Plan;

Proposal 5 – “FOR” the proposal to authorize, for purposes of complying with NASDAQ Listing Rule 5635(d), us to issue, in connection with the terms of the Securities Purchase Agreement and related documents, in excess of that number of shares of our common stock equal to 20% of the total number of shares of our common stock outstanding as of December 19, 2012; and

Proposal 6 – “FOR” the ratification of the appointment of Hein & Associates LLP as our independent registered public accounting firm for 2013.

Who is entitled to vote?

To be able to vote, you must have been a stockholder on April 19, 2013, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, 159,708,286 shares of our common stock, par value $0.001 per share (“common stock”), and 926,942 shares of our Series B Cumulative Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), were issued and outstanding.

How many votes do I have?

Holders of common stock and Series B Preferred Stock will vote at the Annual Meeting as a single class on all matters. Each holder of common stock is entitled to one vote per share held, and each holder of Series B Preferred Stock is entitled to approximately 0.43 votes per share held. As a result, a total of 160,105,547 votes may be cast at the Annual Meeting, of which holders of common stock will be entitled to cast 159,708,286 votes and holders of Series B Preferred Stock will be entitled to cast 397,261 votes.

What is a quorum?

For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of outstanding common stock and Series B Preferred Stock entitled to vote and representing at least a majority of our outstanding voting power will constitute a quorum for the transaction of business. Accordingly, shares representing 80,052,774 votes must be present in person or by proxy at the Annual Meeting to constitute a quorum.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

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What are abstentions and broker non-votes?

An “abstention” is the voluntary act of not voting by a stockholder who is present at a meeting in person or by proxy and entitled to vote. “Broker non-votes” refers to shares held by a brokerage firm or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal.

If you are a beneficial owner whose shares are held in street name and you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on routine matters. We believe that Proposal Six is routine and may be voted on by your broker if you do not submit voting instructions. However, pursuant to rules of The NASDAQ Stock Market (“NASDAQ”), brokers do not have the discretion to vote their clients’ shares on non-routine matters, unless the broker receives voting instructions from the beneficial owner. Proposals One through Five are considered non-routine matters. Consequently, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on Proposals One through Five.

What are the general effects of abstentions and broker non-votes?

Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion as permitted under the listing rules of NASDAQ. For purposes of the Annual Meeting, brokers or nominees are permitted to vote their clients’ proxies in their own discretion as to the ratification of the appointment of our independent registered public accounting firm if the clients have not furnished voting instructions within 10 days of the meeting. Certain proposals other than the ratification of the appointment of the independent registered public accounting firm, such as the election of directors, are “non-discretionary” and brokers or nominees who have received no instructions from their clients do not have discretion to vote on those items. Abstentions and broker non-votes will not be counted as a vote “for” or “against” any matter, though in certain cases abstentions will have the same effect as votes against a matter as they will be counted toward the tabulation of votes present or represented on the matter. Broker non-votes will not be counted as shares entitled to vote and accordingly will not affect the outcome with respect to any matter to be voted on at the Annual Meeting.

Please note that the rules regarding how brokers may vote your shares have changed. Brokers may not vote your shares on the election of directors or other non-routine matters in the absence of your specific instructions as to how to vote, thus we strongly encourage you to provide instructions to your broker regarding the voting of your shares you hold in “street name” or through a broker or other nominee.

What vote is required to approve each proposal?

Proposal One

The seven nominees receiving the highest number of affirmative votes of the outstanding shares of common stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or represented by proxy and entitled to vote, will be elected as directors to serve until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. Abstentions will have no effect on the outcome of the election of nominees for director. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.

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Proposals Two and Three

Under Proposal Two, our stockholders will have an advisory vote on executive compensation as described in this Proxy Statement (commonly referred to as “say-on-pay”). Under Proposal Three, stockholders may vote for say-on-pay advisory votes to occur every one, two or three years, or may abstain from voting. The votes under Proposals Two and Three are, however, only advisory in nature, and the outcome of stockholder votes on Proposals Two and Three will not be binding upon us, or our Compensation Committee or full Board. However, our Compensation Committee and our full Board will consider the results of the votes when making future decisions regarding our executive compensation policies and practices and in determining the frequency of future say-on-pay votes.

Proposals Four, Five and Six

The affirmative vote of a majority of the votes of the shares of our common stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or represented by proxy and entitled to vote, is required for approval of these proposals. Abstentions will be counted toward the tabulation of votes present or represented on these proposals and will have the same effect as votes against these proposals.

How do I vote?

If you are a “registered holder,” that is, your shares are registered in your own name through our transfer agent, and you are viewing this proxy over the Internet you may vote electronically over the Internet. For those stockholders who receive a paper proxy in the mail, you may also vote electronically over the Internet or by telephone or by completing and mailing the proxy card provided. The website identified in the proxy card provides specific instructions on how to vote electronically over the Internet. Those stockholders who receive a paper proxy by mail, and who elect to vote by mail, should complete and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials.

If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, you will receive instructions from your record holder that must be followed for your record holder to vote your shares per your instructions. If you receive paper copies of our proxy materials from your brokerage firm, bank or other nominee, you will also receive a voting instruction form. Please complete and return the enclosed voting instruction form in the addressed, postage paid envelope provided.

Stockholders who have previously elected to access our proxy materials and annual report electronically over the Internet will continue to receive an email, referred to in this Proxy Statement as an email notice, with information on how to access the proxy information and voting instructions.

Only proxy cards and voting instruction forms that have been signed, dated and timely returned and only proxies that have been timely voted electronically will be counted in the quorum and voted. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time, Monday, June 17, 2013.

Stockholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

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You may also vote your shares in person at the Annual Meeting. If you are a registered holder, you may request a ballot at the Annual Meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (e.g., your broker) and bring it with you to the Annual Meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

What if I receive more than one email notice, proxy card or voting instruction form?

If you receive more than one email notice, proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.

Who will count the votes and how will my vote(s) be counted?

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

If your proxy is properly submitted, the shares represented thereby will be voted at the Annual Meeting in accordance with your instructions. If you are a registered holder and you do not specify how the shares represented thereby are to be voted, your shares will be voted “FOR” the election of each of the seven nominees to our Board listed in the proxy, “FOR” the approval of each of Proposals Two and Proposals Four through Six, “FOR” for the approval of a triennial advisory vote on executive compensation for Proposal Three and in the discretion of the proxy holder(s) as to any other matters that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting, as well as any procedural matters.

Can I change my vote after I have voted?

If your shares are registered in your name, you may revoke or change your vote at any time before the Annual Meeting by voting again electronically over the Internet or telephone, or by filing a notice of revocation or another proxy card with a later date with our Secretary at Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814. If you are a registered stockholder and attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. Please note that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder.

Who will bear the cost of soliciting proxies?

We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

We have hired Georgeson Inc. to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Georgeson Inc. a base fee of $9,500 plus customary costs and expenses for these services. We have agreed to indemnify Georgeson Inc. against certain liabilities arising out of or in connection with its agreement to assist us with distributing proxy materials and soliciting votes.

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The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are discussed below more fully.

Proposal One

Election of Directors

Our bylaws provide for seven directors unless otherwise changed by resolution of our Board. Directors are elected annually and hold office until the next annual meeting of stockholders and/or until their respective successors are duly elected and qualified. Stockholders who desire to nominate any person for election to our Board must comply with our bylaws, including our advance notice bylaw provisions relating to the nomination of persons for election to our Board. See “Information about our Board of Directors, Board Committees and Related Matters—Board Committees and Meetings, Nominating and Corporate Governance Committee” below. It is intended that the proxies solicited by our Board will be voted “FOR” election of the following seven nominees unless a contrary instruction is made on the proxy: William L. Jones, Neil M. Koehler, Terry L. Stone, John L. Prince, Douglas L. Kieta, Larry D. Layne and Michael D. Kandris. If, for any reason, one or more of the nominees is unavailable as a candidate for director, an event that is not expected, the person named in the proxy will vote for another candidate or candidates nominated by our Nominating and Corporate Governance Committee. However, under no circumstances may a proxy be voted in favor of a greater number of persons than the number of nominees named above. All of the nominees for director are, at present, directors of Pacific Ethanol and have been nominated by our Nominating and Corporate Governance Committee and ratified by our full Board.

Required Vote of Stockholders

The seven nominees receiving the highest number of affirmative votes of the outstanding shares of our common stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote, will be elected as directors to serve until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. Votes against a candidate, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

Recommendation of the Board of Directors

OUR BOARD unanimously recommends a vote “FOR” the election of EACH OF the SEVEN director nominees listed above.

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Information About Our Board of Directors,
Board Committees and Related Matters

Directors and Director Nominees

The following table sets forth certain information regarding our directors and director nominees as of April 19, 2013:

Name	Age	Position(s) Held
William L. Jones(1)	63	Chairman of the Board, Director and Director Nominee
Neil M. Koehler	55	Chief Executive Officer, President, Director and Director Nominee
Michael D. Kandris	65	Chief Operating Officer, Director and Director Nominee
Terry L. Stone(2)	63	Director and Director Nominee
John L. Prince(3)	70	Director and Director Nominee
Douglas L. Kieta(3)	70	Director and Director Nominee
Larry D. Layne(4)	72	Director and Director Nominee

(1) Member of the Audit Committee.

(2) Member of the Audit and Compensation Committees.

(3) Member of the Compensation and Nominating and Corporate Governance Committees.

(4) Member of the Audit, Compensation and Nominating and Corporate Governance Committees.

Experience and Background

The biographies below describe the skills, qualities and attributes and business experience of each of our directors, including the capacities in which they served during the past five years:

William L. Jones has served as Chairman of the Board and as a director since March 2005. Mr. Jones is a co-founder of Pacific Ethanol California, Inc., or PEI California, which is one of our predecessors, and served as Chairman of the Board of PEI California since its formation in January 2003 through March 2004, when he stepped off the board of directors of PEI California to focus on his candidacy for one of California’s United States Senate seats. Mr. Jones was California’s Secretary of State from 1995 to 2003. Since May 2002, Mr. Jones has also been the owner of Tri-J Land & Cattle, a diversified farming and cattle company in Fresno County, California. Mr. Jones has a B.A. degree in Agribusiness and Plant Sciences from California State University, Fresno.

Mr. Jones’s qualifications to serve on our Board include:

•	co-founder of PEI California;
•	knowledge gained through his extensive work as our Chairman since our inception in 2005;
•	extensive knowledge of and experience in the agricultural and feed industries, as well as a deep understanding of operations in political environments; and
•	background as an owner of a farming company in California, and his previous role in the California state government.

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Neil M. Koehler has served as Chief Executive Officer, President and as a director since March 2005. Mr. Koehler is a co-founder of PEI California and served as its Chief Executive Officer since its formation in January 2003 and as a member of its board of directors from March 2004 until its dissolution in March 2012. Prior to his association with PEI California, Mr. Koehler was the co-founder and General Manager of Parallel Products, one of the first ethanol production facilities in California, which was sold to a public company in 1997. Mr. Koehler was also the sole manager and sole limited liability company member of Kinergy Marketing, LLC, which he founded in September 2000, and which is one of our wholly-owned subsidiaries. Mr. Koehler has over 30 years of experience in the ethanol production, sales and marketing industry in the Western United States. Mr. Koehler is a Director of the California Renewable Fuels Partnership, a Director of the Renewable Fuels Association and is a nationally-recognized speaker on the production and marketing of renewable fuels. Mr. Koehler also served as an executive officer of our plant subsidiaries at the time they filed for protection under the United States Bankruptcy Code in 2009. Mr. Koehler has a B.A. degree in Government from Pomona College.

Mr. Koehler’s qualifications to serve on our Board include:

•	day-to-day leadership experience as our current President and Chief Executive Officer provides Mr. Koehler with intimate knowledge of our operations;
•	extensive knowledge of and experience in the ethanol production, sales and marketing industry, particularly in the Western United States;
•	prior leadership experience with other companies in the ethanol industry; and
•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities.

Michael D. Kandris has served as a director since June 2008 and as our Chief Operating Officer since January 6, 2013. Mr. Kandris served as an independent contractor with supervisory responsibility for ethanol plant operations, under the direction of our Chief Executive Officer, from January 1, 2012 to January 5, 2013. Mr. Kandris was President, Western Division of Ruan Transportation Management Systems from November 2007 until his retirement in September 2009. From January 2000 to November 2007, Mr. Kandris served as President and Chief Operating Officer of Ruan Transportation Management Systems, where he had overall responsibility for all operations, finance and administrative functions. Mr. Kandris has 30 years of experience in all modes of transportation and logistics. Mr. Kandris served on the Executive Committee of the American Trucking Association and as a board member for the National Tank Truck Organization until his retirement from Ruan Transportation Management Systems in September 2009. Mr. Kandris has a B.S. degree in Business from California State University, Hayward.

Mr. Kandris’ qualifications to serve on our Board include:

•	extensive experience in various executive leadership positions;
•	extensive experience in rail and truck transportation and logistics; and
•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities.

Terry L. Stone has served as a director since March 2005. Mr. Stone is a Certified Public Accountant with over thirty years of experience in accounting and taxation. He has been the owner of his own accountancy firm since 1990 and has provided accounting and taxation services to a wide range of industries, including agriculture, manufacturing, retail, equipment leasing, professionals and not-for-profit organizations. Mr. Stone has served as a part-time instructor at California State University, Fresno, teaching classes in taxation, auditing and financial and management accounting. Mr. Stone is also a financial advisor and franchisee of Ameriprise Financial Services, Inc. Mr. Stone has a B.S. degree in Accounting from California State University, Fresno.

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Mr. Stone’s qualifications to serve on our Board include:

•	extensive experience with financial accounting and tax matters;
•	recognized expertise as an instructor of taxation, auditing and financial and management accounting;
•	“audit committee financial expert,” as defined by the Securities and Exchange Commission, and satisfies the “financial sophistication” requirements of NASDAQ’s listing standards; and
•	ability to communicate and encourage discussion, together with his experience as a senior independent director of all Board committees on which he serves make him an effective chairman of our Audit Committee.

John L. Prince has served as a director since July 2005. Mr. Prince is retired but also works as a consultant to Ruan Transport Corp. and other companies. Mr. Prince was an Executive Vice President with Land O’ Lakes, Inc. from July 1998 until his retirement in 2004. Prior to that time, Mr. Prince was President and Chief Executive Officer of Dairyman’s Cooperative Creamery Association located in Tulare, California, until its merger with Land O’ Lakes, Inc. in July 1998. Land O’ Lakes, Inc. is a farmer-owned, national branded organization based in Minnesota with annual sales in excess of $6 billion and membership and operations in over 30 states. Prior to joining the Dairyman’s Cooperative Creamery Association, Mr. Prince was President and Chief Executive Officer for nine years until 1994, and was Operations Manager for the preceding ten years commencing in 1975, of the Alto Dairy Cooperative in Waupun, Wisconsin. Mr. Prince has a B.A. degree in Business Administration from the University of Northern Iowa.

Mr. Prince’s qualifications to serve on our Board include:

•	extensive experience in various executive leadership positions;
•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities; and
•	ability to communicate and encourage discussion helps Mr. Prince discharge his duties effectively as chairman of our Nominating and Corporate Governance Committee.

Douglas L. Kieta has served as a director since April 2006. Mr. Kieta is currently retired. Prior to retirement in January 2009, Mr. Kieta was employed by BE&K, Inc., a large engineering and construction company headquartered in Birmingham, Alabama, where he served as the Vice President of Power from May 2006 to January 2009. From April 1999 to April 2006, Mr. Kieta was employed at Calpine Corporation where he was the Senior Vice President of Construction and Engineering. Calpine Corporation is a major North American power company which leases and operates integrated systems of fuel-efficient natural gas-fired and renewable geothermal power plants and delivers clean, reliable and fuel-efficient electricity to customers and communities in 21 states and three Canadian provinces. Mr. Kieta has a B.S. degree in Civil Engineering from Clarkson University and a Master’s degree in Civil Engineering from Cornell University.

Mr. Kieta’s qualifications to serve on our Board include:

•	extensive experience in various leadership positions;
•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities; and
•	service with Calpine affords a deep understanding of large-scale construction and engineering projects as well as plant operations, which is particularly relevant to our ethanol production facility operations.

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Larry D. Layne has served as a director since December 2007. Mr. Layne joined First Western Bank in 1963 and served in various capacities with First Western Bank and its acquiror, Lloyds Bank of California, and Lloyd’s acquiror, Sanwa Bank, until his retirement in 2000. Sanwa Bank was subsequently acquired by Bank of the West. From 1999 to 2000, Mr. Layne was Vice Chairman of Sanwa Bank in charge of its Commercial Banking Group which encompassed all of Sanwa Bank’s 38 commercial and business banking centers and 12 Pacific Rim branches as well as numerous internal departments. From 1997 to 2000, Mr. Layne was also Chairman of the Board of The Eureka Funds, a mutual fund family of five separate investment funds with total assets of $900,000,000. From 1996 to 2000, Mr. Layne was Group Executive Vice President of the Relationship Banking Group of Sanwa Bank in charge of its 107 branches and 13 commercial banking centers as well as numerous internal departments. Mr. Layne has also served in various capacities with many industry and community organizations, including as Director and Chairman of the Board of the Agricultural Foundation at California State University, Fresno; Chairman of the Audit Committee of the Ag. Foundation at California State University, Fresno; board member of the Fresno Metropolitan Flood Control District; and Chairman of the Ag Lending Committee of the California Bankers Association. Mr. Layne has a B.S. degree in Dairy Husbandry from California State University, Fresno and is a graduate of the California Agriculture Leadership Program.

Mr. Layne’s qualifications to serve on our Board include:

•	extensive experience in various leadership positions;
•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities;
•	experience and involvement in California industry and community organizations provides a useful perspective; and
•	ability to communicate and encourage discussion helps Mr. Layne discharge his duties effectively as chairman of our Compensation Committee.

Relationships

There are no family relationships among our directors.

Corporate Governance

Corporate Governance Guidelines

Our Board believes that good corporate governance is paramount to ensure that Pacific Ethanol is managed for the long-term benefit of our stockholders. Our Board has adopted corporate governance guidelines that guide its actions with respect to, among other things, the composition of the Board and its decision making processes, Board meetings and involvement of management, the Board’s standing committees and procedures for appointing members of the committees, and its performance evaluation of our Chief Executive Officer.

Our Board has adopted a Code of Ethics that applies to all of our directors, officers and employees and an additional Code of Ethics that applies to our Chief Executive Officer and senior financial officers. The Codes of Ethics, as applied to our principal executive officer, principal financial officer and principal accounting officer constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and is our “code of conduct” within the meaning of NASDAQ’s listing standards. Our Codes of Ethics are available at our website at http://www.pacificethanol.net. Information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission.

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Board Leadership Structure

The Chairman of our Board is William L. Jones, who is a non-employee director. Our Chief Executive Officer is Neil M. Koehler. These individuals have served in those capacities since our inception in 2005. Although we do not have a policy mandating the separation of the roles of Chairman and Chief Executive Officer, our Board, under our corporate governance guidelines, reserves the right to determine the appropriate leadership structure for our Board on a case-by-case basis. Our Board believes this separation remains appropriate as it allows our Chief Executive Officer to focus on the day-to-day business matters, while the Chairman focuses on leading the Board in its responsibilities of acting in the best interests of Pacific Ethanol and our stockholders. The Chairman of the Board is responsible for managing the business of the Board, including setting the Board agenda (with Board and management input), facilitating communication among directors, presiding at meetings of the Board and stockholders, sitting as chair at executive sessions at each regularly scheduled Board meeting, and providing support and counsel to the Chief Executive Officer. We believe that this Board leadership structure is appropriate in maximizing the effectiveness of our Board oversight and in providing perspective to our business that is independent from management.

Risk Oversight

Our Board has an active role, as a whole and also at the committee level, in overseeing management of Pacific Ethanol’s risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each of these areas. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees management of financial risks, including internal controls. Our Nominating and Corporate Governance Committee manages risks associated with the independence of members of our Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.

Director Independence

Our corporate governance guidelines provide that a majority of the Board and all members of our Audit, Compensation and Nominating and Corporate Governance Committees shall be independent. On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire that requires disclosure of any transactions with Pacific Ethanol in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Following completion of these questionnaires, the Board, with the assistance of the Nominating and Corporate Governance Committee, makes an annual determination as to the independence of each director using the current standards for “independence” established by the Securities and Exchange Commission and NASDAQ, additional criteria contained in our corporate governance guidelines and consideration of any other material relationship a director may have with Pacific Ethanol.

The Board has determined that all of its directors are independent under these standards, except for Neil M. Koehler, who serves as our Chief Executive Officer and President, and Michael D. Kandris, who serves as our Chief Operating Officer.

Stockholder Communications with our Board of Directors

Our Board has implemented a process by which stockholders may send written communications directly to the attention of our Board or any individual member of our Board. The Chairman of our Audit Committee, currently Terry L. Stone, is responsible for monitoring communications from stockholders and providing copies of such communications to the other directors as he considers appropriate. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairman considers to be important for the directors to consider. Stockholders who wish to communicate with our Board can write to Chairman of the Audit Committee, The Board of Directors, Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814.

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Board Committees and Meetings

Our business, property and affairs are managed under the direction of our Board. Our directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our Board and its committees. During 2012, our Board held eighteen meetings. All directors attended at least 75% of the aggregate of the meetings of our Board and of the committees on which they served or that were held during the period they were directors or committee members, except Mr. Layne who attended eleven meetings of our Board.

During 2012, members of our Board and its committees consulted informally with management from time to time and also acted by written consent without a meeting. Additionally, the independent members of our Board met in executive session regularly without the presence of management.

It is our policy to invite and encourage our directors to attend our annual meetings. At the date of our 2012 annual meeting, we had seven members on our Board, all of who attended at the meeting.

Our Board has established standing Audit, Compensation and Nominating and Corporate Governance Committees. Each committee operates pursuant to a written charter that has been approved by our Board and the corresponding committee and that is reviewed annually and revised as appropriate. Each charter is available at our website at http://www.pacificethanol.net. Information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission.

Audit Committee

Our Audit Committee selects our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, reviews our financial statements for each interim period and for the full year and implements and manages our enterprise risk management program. The Audit Committee also has the authority to retain consultants, and other advisors. Messrs. Stone, Prince and Layne served on our Audit Committee for all of 2012. Mr. Jones was appointed to, and Mr. Prince rotated off of, our Audit Committee on March 21, 2013. Our Board has determined that each member of the Audit Committee is “independent” under the current NASDAQ listing standards and satisfies the other requirements under NASDAQ listing standards and Securities and Exchange Commission rules regarding audit committee membership. Our Board has determined that Mr. Stone qualifies as an “audit committee financial expert” under applicable Securities and Exchange Commission rules and regulations governing the composition of the Audit Committee, and satisfies the “financial sophistication” requirements of NASDAQ’s listing standards. During 2012, our Audit Committee held eight meetings. The Audit Committee Report for 2012 can be found on page 40 of this Proxy Statement.

Compensation Committee

Our Compensation Committee is responsible for establishing and administering a compensation policy for executive officers and the compensation to be provided to our executive officers, including, among other things, annual salaries and bonuses, stock options, stock grants, other stock-based awards, and other incentive compensation arrangements. In addition, the Compensation Committee reviews the compensation philosophy and policies and approves the salaries, bonuses and stock compensation arrangements for all other employees. Our Compensation Committee also has the authority to administer our 2006 Plan with respect to grants to executive officers and directors, and also has authority to make equity awards under our 2006 Plan to all other eligible individuals. However, our Board may retain, reassume or exercise from time to time the power to administer our 2006 Plan. Equity awards made to members of the Compensation Committee must be authorized and approved by a disinterested majority of our Board.

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The Compensation Committee evaluates both performance and compensation to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive so that we can attract and retain superior employees in key positions. The Compensation Committee believes that compensation packages offered to our executives, including the named executive officers, should include both cash and equity-based compensation that reward performance as measured against established goals. The Compensation Committee has the authority to retain consultants and other advisors, and in furtherance of the foregoing objectives, our Compensation Committee in 2007 engaged Hewitt Associates LLC, a global human resources consulting firm (“Aon Hewitt”), to conduct a review of our total compensation program for the named executive officers and other executives. From that review, Aon Hewitt provided our Compensation Committee with relevant market data and alternatives to consider when making compensation decisions as to the named executive officers and when making compensation decisions as to other executives.

In making compensation decisions for 2012, our Compensation Committee compared each element of total compensation to market data that Aon Hewitt prepared in 2007, augmented by additional market data from two primary sources: (i) updated market data for certain positions obtained from Aon Hewitt; and (ii) market data obtained from a database provided by Equilar, Inc., which aggregates information from proxy statements and other documents filed with the Securities and Exchange Commission to analyze compensation data (including base salary, bonus compensation and equity awards). In addition, our Compensation Committee utilized the Equilar, Inc. database to develop a compensation peer group and to compile data for benchmarking compensation for our executives and our Board members against our peer group. To the extent considered necessary, our Compensation Committee may reengage Aon Hewitt, or may use the data previously obtained, augmented by market data obtained by Equilar, Inc. as a reference point for future compensation decisions. Our Compensation Committee generally expects to set total compensation for the named executive officers at the median of compensation paid to similarly situated executives of the companies comprising the market data provided to us by compensation consultants, Aon Hewitt and other sources such as Equilar, Inc.

Messrs. Layne, Kieta and Stone served on our Compensation Committee for all of 2012. Mr. Prince was appointed to our Compensation Committee on December 13, 2012. Our Board has determined that each member of the Compensation Committee is “independent” under the current NASDAQ listing standards. During 2012, our Compensation Committee held four meetings.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee considers and reports periodically to the Board on matters related to the identification, selection and qualification of Board members and candidates nominated to the Board. Our Nominating and Corporate Governance Committee also advises and makes recommendations to the Board with respect to corporate governance matters. The Nominating and Corporate Governance Committee also has the authority to retain consultants, and other advisors. Our Nominating and Corporate Governance Committee consisted of Messrs. Prince, Kieta and Layne for all of 2012. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the current NASDAQ listing standards. During 2012, our Nominating and Corporate Governance Committee held one meeting.

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The Nominating and Corporate Governance Committee will consider candidates for director recommended by any stockholder that is the beneficial owner of shares representing more than 1.0% of the then-outstanding shares of our common stock and who has beneficially owned those shares for at least one year. The Nominating and Corporate Governance Committee will evaluate those recommendations by applying its regular nominee criteria and considering the additional information described in the Nominating and Corporate Governance Committee’s charter. Stockholders who desire to recommend candidates for the Board for evaluation may do so by contacting Pacific Ethanol in writing, identifying the potential candidate and providing background and other relevant information. Stockholders must also comply with our bylaws, including our advance notice bylaw provisions relating to the nomination of persons for election to our Board that, among other things, require that nominations of persons for election to our Board at annual meetings be submitted to our Secretary at Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814, unless otherwise notified, by the close of business on the 45th day before the first anniversary of the date on which we first mailed our proxy materials for the prior year’s annual meeting. We first mailed our proxy materials for our 2012 annual meeting on or about October 24, 2012 and anticipate mailing our proxy materials for our Annual Meeting on or about April 29, 2013. We have received no stockholder nominations of persons for election to our Board for our Annual Meeting.

Our Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. Candidates may also come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms and other persons. In evaluating potential candidates, our Nominating and Corporate Governance Committee will take into account a number of factors, including, among others, the following:

•	the candidate’s independence from management;
•	whether the candidate has relevant business experience;
•	judgment, skill, integrity and reputation;
•	existing commitments to other businesses;
•	corporate governance background;
•	financial and accounting background, to enable the committee to determine whether the candidate would be suitable for Audit Committee membership; and
•	the size and composition of our Board.

Our Nominating and Corporate Governance Committee is committed to actively seeking out highly-qualified women and minority groups to include in the pool from which Board nominees are chosen.

Compensation of Directors

We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting the compensation of directors, we consider the significant amount of time that Board members spend in fulfilling their duties to Pacific Ethanol as well as the experience level we require to serve on our Board. The Board, through its Compensation Committee, annually reviews the compensation and compensation policies for Board members. In recommending director compensation, the Compensation Committee is guided by the following three goals:

•	compensation should pay directors fairly for work required in a company of our size and scope;
•	compensation should align directors’ interests with the long-term interests of our stockholders; and
•	the structure of the compensation should be clearly disclosed to our stockholders.

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In addition, as with our executive compensation, in making compensation decisions as to our directors, our Compensation Committee compared our cash and equity compensation payable to directors against market data obtained by Aon Hewitt in 2007 and market data obtained from survey data provided by Equilar, Inc. The Aon Hewitt data included a general industry survey of 235 companies with less than $1,000,000,000 in annual revenues and a general industry survey of 51 companies with between $500,000,000 and $1,000,000,000 in annual revenues. The data provided by Equilar, Inc. included a survey of 20 companies in the chemicals sector with between $200,000,000 and $1,000,000,000 in annual revenues. The Compensation Committee sets compensation for our directors at approximately the median of compensation paid to directors of the companies surveyed by Aon Hewitt and Equilar, Inc.

Cash Compensation

Our cash compensation plan for directors provides the Chairman of our Board annual compensation of $80,000, the Chairman of our Audit Committee annual compensation of $42,000, the Chairman of our Compensation Committee annual compensation of $36,000, the Chairman of our Nominating and Corporate Governance Committee annual compensation of $36,000, the Chairman of our Operations and Feed Committee annual compensation of $36,000 and the Chairman of our Strategic Transactions Committee annual compensation of $36,000. All other directors, except employee directors, are to receive annual compensation of $24,000. These amounts are paid in advance in bi-weekly installments. In addition, directors are reimbursed for specified reasonable and documented expenses in connection with attendance at meetings of our Board and its committees. Employee directors do not receive director compensation in connection with their service as directors.

Equity Compensation

Our Compensation Committee or our full Board typically grants equity compensation to our newly elected or reelected directors which normally vests as to 100% of the grants no later than one year after the date of grant. Vesting is normally subject to continued service on our Board during the full year.

In determining the amount of equity compensation, the Compensation Committee determines the value of total compensation, approximately targeting the median of compensation paid to directors of the companies comprising the market data provided to us by Aon Hewitt in 2007. The Compensation Committee then determines the cash component based on this market data. The balance of the total compensation target is then allocated to equity awards, and the number of shares to be granted to our directors is based on the estimated value of the underlying shares on the expected grant date.

In addition, our Compensation Committee may grant, and has from time to time granted, additional equity compensation to directors at its discretion.

Compensation of Employee Director

Mr. Koehler was compensated as a full-time employee and officer but received no additional compensation for service as a Board member during 2012. Information regarding the compensation awarded to Mr. Koehler is included in “Executive Compensation and Related Information—Summary Compensation Table” below.

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Director Compensation Table – 2012

The following table summarizes the compensation of our non-employee directors for the year ended December 31, 2012:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	All other Compensation ($)(2)		Total ($)
William L. Jones(3)	$80,000	$–	$–		$80,000
Terry L. Stone(4)	$42,000	$–	$–		$42,000
John L. Prince(5)	$36,000	$–	$–		$36,000
Douglas L. Kieta(6)	$36,000	$–	$–		$36,000
Larry D. Layne(7)	$36,000	$–	$–		$36,000
Michael D. Kandris(8)	$36,000	$–	$239,135	(9)	$275,135

(1)	For a description of annual director fees and fees for chair positions, see the disclosure above under “Compensation of Directors—Cash Compensation.”
(2)	Except as contained in the table, the value of perquisites and other personal benefits was less than $10,000 in aggregate for each director.
(3)	At December 31, 2012, Mr. Jones held 47,522 vested shares from stock awards and also held options to purchase an aggregate of 7,143 shares of common stock.
(4)	At December 31, 2012, Mr. Stone held 33,878 vested shares from stock awards and also held options to purchase an aggregate of 2,143 shares of common stock.
(5)	At December 31, 2012, Mr. Prince held 29,592 vested shares from stock awards and also held options to purchase an aggregate of 2,143 shares of common stock.
(6)	At December 31, 2012, Mr. Kieta held 38,821 vested shares from stock awards.
(7)	At December 31, 2012, Mr. Layne held 34,535 vested shares from stock awards.
(8)	At December 31, 2012, Mr. Kandris held 33,878 vested shares from stock awards. On January 6, 2013, we entered into an Executive Employment Agreement with Mr. Kandris under which Mr. Kandris became our Chief Operating Officer and one of our employees.
(9)	Represents payments we made to Mr. Kandris in consideration of consulting services provided to us in 2012 under a consulting agreement.

Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a pending or completed action, suit or proceeding if the officer or director acted in good faith and in a manner the officer or director reasonably believed to be in the best interests of the corporation.

Our certificate of incorporation provides that, except in certain specified instances, our directors shall not be personally liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors, except liability for the following:

•	any breach of their duty of loyalty to Pacific Ethanol or our stockholders;
•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; and
•	any transaction from which the director derived an improper personal benefit.

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In addition, our certificate of incorporation and bylaws obligate us to indemnify our directors and officers against expenses and other amounts reasonably incurred in connection with any proceeding arising from the fact that such person is or was an agent of ours. Our bylaws also authorize us to purchase and maintain insurance on behalf of any of our directors or officers against any liability asserted against that person in that capacity, whether or not we would have the power to indemnify that person under the provisions of the Delaware General Corporation Law. We have entered and expect to continue to enter into agreements to indemnify our directors and officers as determined by our Board. These agreements provide for indemnification of related expenses including attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to our directors, officers and controlling persons under the foregoing provisions of our certificate of incorporation or bylaws, or otherwise, we have been informed that in the opinion of the Securities and Exchange Commission, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any narrative discussion of our compensation arrangements. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation paid to our named executive officers.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at Annual Meeting:

“RESOLVED, that the compensation paid to Pacific Ethanol’s named executive officers, as disclosed in Pacific Ethanol’s proxy statement for its 2013 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related disclosure, is hereby APPROVED.”

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Please read the Executive Compensation section of this Proxy Statement for additional details about our executive compensation program and the different components thereof, including information about the total compensation of our named executive officers in 2012.

The say-on-pay vote is advisory, and therefore not binding on us, or our Compensation Committee or our Board. The vote will provide our Compensation Committee and our Board with information relating to the opinions of our stockholders which the Compensation Committee will consider as it makes determinations with respect to future action regarding executive compensation and our executive compensation program.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2012 COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL THREE

ADVISORY VOTE ON THE FREQUENCY OF THE VOTE
ON EXECUTIVE COMPENSATION

We are providing our stockholders with the opportunity to cast a non-binding, advisory vote as to whether our stockholders’ say-on-pay vote should occur every one, two or three years. In addition, stockholders may abstain from voting on this proposal.

We believe that every three years is the optimal frequency for the say-on-pay vote for several reasons. Our compensation program is designed to incent performance over the short term as well as the long term, therefore stockholder input on executive compensation would be most useful if the effectiveness of our compensation program is evaluated and judged over a multi-year period. Additionally, a three-year vote cycle will provide our Compensation Committee and our entire Board with sufficient time to consider the results of the advisory vote and to implement any changes to our compensation practices. A three-year cycle will also provide sufficient time to implement any changes before stockholders must again evaluate their effectiveness in conjunction with our related business results.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE TO CONDUCT AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS. UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR A FREQUENCY OF THREE YEARS AS PROVIDED IN THIS PROPOSAL.

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Proposal FOUR

Approval of Amendment to 2006 Stock Incentive Plan

In 2006, our Board adopted and our stockholders ratified and approved the adoption of our 2006 Plan. On March 5, 2010, our Board approved an increase in the number of shares of common stock authorized for issuance under our 2006 Plan from 285,714 shares to 857,142 shares. Our stockholders approved the amendment to the 2006 Plan on June 3, 2010. Effective October 20, 2010, our Board approved amendments to our 2006 Plan to (i) increase the limit on annual awards to any plan participant from 250,000 shares to 1,000,000 shares, and (ii) eliminate the authority of the plan administrator to reduce the exercise or base price of one or more outstanding stock options or stock appreciation rights. These amendments did not require stockholder approval. On March 25, 2011, our Board approved a further increase in the number of shares of common stock authorized for issuance under our 2006 Plan from 857,142 to 1,214,285 shares. Our stockholders approved the amendment to the 2006 Plan on May 19, 2011. Effective April 2, 2012, our Board approved a further increase in the number of shares of common stock authorized for issuance under our 2006 Plan from 1,214,285 to 6,214,285 shares. Our stockholders approved the amendment to the 2006 Plan on December 13, 2012. On March 21, 2013, our Board approved, subject to stockholder approval, a further increase in the number of shares of common stock authorized for issuance under our 2006 Plan from 6,214,285 to 13,714,285 shares (subject to the effects of a proposed reverse stock split discussed below, if approved and implemented). The 2006 Plan was further amended by our Board effective April 12, 2013 to (i) change the limit on annual awards to any plan participant from 1,000,000 shares to a limit of $1,000,000, and (ii) eliminate the authority to replace outstanding options or stock appreciation rights or pay cash or issue shares of common stock in consideration of cancelled options or stock appreciation rights.

A proposed reverse stock split is the subject of a special meeting of our stockholders on April 30, 2013. If approved by our stockholders, and if implemented by our Board in its sole discretion, the reverse stock split will have the effect of reducing the number of shares authorized for issuance under our 2006 Plan in proportion to the reverse stock split ratio of between 1-for-5 and 1-for-15, inclusive, as selected at the discretion of our Board. For example, if the proposed reverse stock split is approved by our stockholders and a reverse stock split ratio of 1-for-5 is implemented by our Board, the number of shares of common stock authorized for issuance under our 2006 Plan will decrease to the number of shares then authorized divided by five.

Our Board recommends approval of the amendment to the 2006 Plan to enable the continued use of the 2006 Plan for stock-based grants consistent with the objectives of our compensation program. The 2006 Plan is intended to promote our interests by providing eligible persons in our service with the opportunity to acquire a proprietary or economic interest, or otherwise increase their proprietary or economic interest, in Pacific Ethanol as an incentive for them to remain in service and render superior performance during their service. The 2006 Plan consists of two equity-based incentive programs, the Discretionary Grant Program and the Stock Issuance Program. Principal features of each program are summarized below.

A total of 6,214,285 shares of common stock are authorized for issuance under the 2006 Plan. A total of 13,714,285 shares of common stock will be authorized for issuance under the 2006 Plan upon stockholder approval of this proposal (subject to the effects of a proposed reverse stock split, if approved and implemented). Currently, equity awards totaling 5,117,234 shares of common stock, net of forfeitures and shares withheld to satisfy tax withholding obligations, have been issued under the 2006 Plan. We believe that the 2006 Plan will be exhausted of shares available for issuance in 2013, leaving no shares available for equity grants in 2014. By increasing the number of shares authorized for issuance under the 2006 Plan by 7,500,000, a total of 8,597,051 additional shares of common stock would be available for issuance. This increase would, in essence, replenish shares issued since the inception of the 2006 Plan and provide us with the flexibility to continue to make stock-based grants in amounts deemed appropriate by our Compensation Committee. We believe that our equity incentive program and grants made under the program are essential to retaining critical personnel and aligning the incentives of our personnel with our stockholders.

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The proposed amendment will not be implemented unless approved by our stockholders, and no additional equity awards beyond the existing 6,214,285 shares of common stock have been or will be issued under the 2006 Plan unless and until stockholder approval of the amended 2006 Plan is obtained. If the proposed amendment is not approved by our stockholders, the 2006 Plan will remain in effect in its present form.

Set forth below is information concerning awards of restricted stock and options under our 2006 Plan for each of the years ended December 31, 2008, 2009, 2010, 2011 and 2012. No other equity incentive compensation, whether under the 2006 Plan or otherwise, was awarded in such years.

	Year Ended December 31,					Three-Year
	2008	2009	2010	2011	2012	Average(3)
Shares and options granted	90,000	–	584,571	473,000	–	352,524
Shares outstanding at year-end	8,250,046	8,209,943	12,918,144	86,631,664	146,841,114	82,130,307
Annual run rate(1)	1.1%	0.0%	4.5%	0.5%	0.0%	1.7%
Unvested shares and options outstanding at year-end	107,429	40,286	469,143	682,000	364,230	505,124
Overhang(2)	1.3%	0.5%	3.6%	0.8%	0.2%	1.5%

(1)	Annual run rate is the number of shares of common stock and options granted during the year, divided by the number of shares of common stock outstanding at year-end.
(2)	Overhang is the number of unvested shares of restricted common stock and options outstanding at year-end, divided by the total number of shares of common stock outstanding at year-end.
(3)	We granted 4,312,500 shares of restricted common stock in the first quarter of 2013 for 2012 incentive compensation to our employees. If the share grants were made in 2012, the three-year average of (i) our shares and options granted would have been 1,790,024, (ii) our annual run rate would have been 2.6%, (iii) our unvested shares and options outstanding at year-end would have been 1,942,624, and (iv) our overhang would have been 1.9%.

The following is a summary of the principal features of our 2006 Plan, as amended to reflect the proposed plan amendment. The summary does not purport to be a complete description of all provisions of our 2006 Plan and is qualified in its entirety by the text of the 2006 Plan, a copy of which (as amended to reflect the proposed plan amendment) is attached to this Proxy Statement as Appendix A.

Administration

The Compensation Committee of our Board has the exclusive authority to administer the Discretionary Grant and Stock Issuance Programs with respect to option grants, restricted stock awards, restricted stock units, stock appreciation rights, direct stock issuances and other stock-based awards (“equity awards”) made to executive officers and non-employee Board members, and also has the authority to make equity awards under those programs to all other eligible individuals. However, the Board may retain, reassume or exercise from time to time the power to administer those programs. Equity awards made to members of the Compensation Committee must be authorized and approved by a disinterested majority of the Board.

The term “plan administrator,” as used in this summary, means the Compensation Committee or the Board, to the extent either entity is acting within the scope of its administrative jurisdiction under the 2006 Plan.

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Share Reserve

An aggregate of 6,214,285 shares of common stock are currently authorized for issuance under the 2006 Plan. A total of 13,714,285 shares of common stock will be authorized for issuance under the 2006 Plan (subject to the effects of a proposed reverse stock split, if approved and implemented) upon stockholder approval of this proposal. No additional equity awards beyond the existing 6,214,285 shares of common stock have been or will be issued under the 2006 Plan unless and until stockholder approval is obtained. If approved by our stockholders at a special meeting of our stockholders on April 30, 2013, and if implemented by our Board in its sole discretion, a proposed reverse stock split will have the effect of reducing the number of shares authorized for issuance under our 2006 Plan in proportion to the reverse stock split ratio of between 1-for-5 and 1-for-15, inclusive, as selected at the discretion of our Board.

No participant in the 2006 Plan may be granted equity awards for shares of common stock having a value in excess of $1,000,000 per calendar year. Prior stockholder approval constituted approval of the $1,000,000 share limitation for purposes of Code Section 162(m). This limitation is intended to assure that any deductions to which we would otherwise be entitled, either upon the exercise of stock options or stock appreciation rights granted under the Discretionary Grant Program with an exercise price per share equal to the fair market value per share of our common stock on the grant date or upon the subsequent sale of the shares purchased under those options, will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Code Section 162(m). In addition, shares issued under the Stock Issuance Program may qualify as performance-based compensation that is not subject to the Code Section 162(m) limitation, if the issuance of those shares is approved by the Compensation Committee and the vesting is tied solely to the attainment of the corporate performance milestones discussed below in the summary description of that program.

The shares of common stock issuable under the 2006 Plan may be drawn from shares of our authorized but unissued shares or from shares reacquired by us, including shares repurchased on the open market. Shares subject to any outstanding equity awards under the 2006 Plan that expire or otherwise terminate before those shares are issued will be available for subsequent awards. Unvested shares issued under the 2006 Plan and subsequently repurchased by us at the option exercise or direct issue price paid per share, under our repurchase rights under the 2006 Plan, will be added back to the number of shares reserved for issuance under the 2006 Plan and will be available for subsequent reissuance.

If the exercise price of an option under the 2006 Plan is paid with shares of common stock, then the authorized reserve of common stock under the 2006 Plan will be reduced only by the net number of new shares issued under the exercised stock option. If shares of common stock otherwise issuable under the 2006 Plan are withheld in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an equity award, then the number of shares of common stock available for issuance under the 2006 Plan will be reduced only by the net number of shares issued under that equity award. The withheld shares will not reduce the share reserve. Upon the exercise of any stock appreciation right granted under the 2006 Plan, the share reserve will only be reduced by the net number of shares actually issued upon exercise, and not by the gross number of shares as to which the stock appreciation right is exercised.

We have registered the issuance of all of the shares of common stock currently authorized for issuance under our 2006 Plan on Form S-8 under the Securities Act.

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Eligibility

Officers, employees, non-employee directors, and consultants and independent advisors who are under written contract and whose securities issued under the 2006 Plan could be registered on Form S-8, all of whom are in our service or the service of any parent or subsidiary of ours, whether now existing or subsequently established, are eligible to participate in the Discretionary Grant and Stock Issuance Programs.

As of April 19, 2013, four executive officers, approximately 130 other employees, five non-executive officer members of our Board and an indeterminate number of consultants and advisors were eligible to participate in the 2006 Plan.

Valuation

The fair market value per share of our common stock on any relevant date under the 2006 Plan will be deemed to be equal to the closing price per share of our common stock at the close of regular trading hours on that date on The NASDAQ Capital Market (or any other primary successor exchange or market on which our securities are listed or traded). If there is no closing price for our common stock on the date in question, the fair market value will be the closing price on the last preceding date for which a quotation exists. On April 19, 2013, the fair market value determined on that basis was $0.29 per share.

Discretionary Grant Program

The plan administrator has complete discretion under the Discretionary Grant Program to determine which eligible individuals are to receive equity awards under that program, the time or times when those equity awards are to be made, the number of shares subject to each award, the time or times when each equity award is to vest and become exercisable, the maximum term for which the equity award is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.

Stock Options. Each granted option will have an exercise price per share determined by the plan administrator, provided that the exercise price will not be less than 85% or 100% of the fair market value of a share on the grant date in the case of non-statutory or incentive options, respectively. No granted option will have a term in excess of ten years. Incentive options granted to an employee who beneficially owns more than 10% of our outstanding common stock must have exercise prices not less than 110% of the fair market value of a share on the grant date and a term of not more than five years measured from the grant date. Options generally will become exercisable in one or more installments over a specified period of service measured from the grant date. However, options may be structured so that they will be immediately exercisable for any or all of the option shares. Any unvested shares acquired under immediately exercisable options will be subject to repurchase, at the exercise price paid per share, if the optionee ceases service with us prior to vesting in those shares.

An optionee who ceases service with us other than due to misconduct will have a limited time within which to exercise outstanding options for any shares for which those options are vested and exercisable at the time of cessation of service. The plan administrator has complete discretion to extend the period following the optionee’s cessation of service during which outstanding options may be exercised (but not beyond the expiration date) and/or to accelerate the exercisability or vesting of options in whole or in part. Discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

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Stock Appreciation Rights. The plan administrator has the authority to issue the following three types of stock appreciation rights under the Discretionary Grant Program:

•	Tandem stock appreciation rights, which provide the holders with the right, upon approval of the plan administrator, to surrender their options for an appreciation distribution in an amount equal to the excess of the fair market value of the vested shares of common stock subject to the surrendered option over the aggregate exercise price payable for those shares.

•	Standalone stock appreciation rights, which allow the holders to exercise those rights as to a specific number of shares of common stock and receive in exchange an appreciation distribution in an amount equal to the excess of the fair market value on the exercise date of the shares of common stock as to which those rights are exercised over the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of the common stock on the date the standalone stock appreciation right is granted, and the right may not have a term in excess of ten years.

•	Limited stock appreciation rights, which may be included in one or more option grants made under the Discretionary Grant Program to executive officers or directors who are subject to the short-swing profit liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Upon the successful completion of a hostile takeover for more than 50% of our outstanding voting securities or a change in a majority of our Board as a result of one or more contested elections for Board membership over a period of up to 36 consecutive months, each outstanding option with a limited stock appreciation right may be surrendered in return for a cash distribution per surrendered option share equal to the excess of the fair market value per share at the time the option is surrendered or, if greater and the option is a non-statutory option, the highest price paid per share in the transaction, over the exercise price payable per share under the option.

Payments with respect to exercised tandem or standalone stock appreciation rights may, at the discretion of the plan administrator, be made in cash or in shares of common stock. All payments with respect to exercised limited stock appreciation rights will be made in cash. Upon cessation of service with us, the holder of one or more stock appreciation rights will have a limited period within which to exercise those rights as to any shares as to which those stock appreciation rights are vested and exercisable at the time of cessation of service. The plan administrator will have complete discretion to extend the period following the holder’s cessation of service during which his or her outstanding stock appreciation rights may be exercised and/or to accelerate the exercisability or vesting of the stock appreciation rights in whole or in part. Discretion may be exercised at any time while the stock appreciation rights remain outstanding, whether before or after the holder’s actual cessation of service.

Stock Issuance Program

Shares of common stock may be issued under the Stock Issuance Program for valid consideration under the Delaware General Corporation Law as the plan administrator deems appropriate, including cash, past services or other property. In addition, restricted shares of common stock may be issued under restricted stock awards that vest in one or more installments over the recipient’s period of service or upon attainment of specified performance objectives. Shares of common stock may also be issued under the program under restricted stock units or other stock-based awards that entitle the recipients to receive the shares underlying those awards upon the attainment of designated performance goals, the satisfaction of specified service requirements and/or upon the expiration of a designated time period following the vesting of those awards or units, including a deferred distribution date following the termination of the recipient’s service with us.

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The plan administrator will have complete discretion under the Stock Issuance Program to determine which eligible individuals are to receive equity awards under the program, the time or times when those equity awards are to be made, the number of shares subject to each equity award, the vesting schedule to be in effect for the equity award and the consideration, if any, payable per share. The shares issued under an equity award may be fully vested upon issuance or may vest upon the completion of a designated service period and/or the attainment of pre-established performance goals.

To assure that the compensation attributable to one or more equity awards under the Stock Issuance Program will qualify as performance-based compensation that will not be subject to the $1,000,000 limitation on the income tax deductibility of the compensation paid per covered executive officer imposed under Code Section 162(m), the Compensation Committee will also have the discretionary authority to structure one or more equity awards under the Stock Issuance Program so that the shares subject to those particular awards will vest only upon the achievement of pre-established corporate performance goals. Goals may be based on one or more of the following criteria: (i) return on total stockholders’ equity; (ii) net income per share; (iii) net income or operating income; (iv) earnings before interest, taxes, depreciation, amortization and stock-based compensation costs, or operating income before depreciation and amortization; (v) sales or revenue targets; (vi) return on assets, capital or investment; (vii) cash flow; (viii) market share; (ix) cost reduction goals; (x) budget comparisons; (xi) implementation or completion of projects or processes strategic or critical to our business operations; (xii) measures of customer satisfaction; (xiii) any combination of, or a specified increase in, any of the foregoing; and (xiv) the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance our revenue or profitability or expand our customer base; provided, however, that for purposes of items (ii), (iii) and (vii) above, the Compensation Committee may, at the time the equity awards are made, specify adjustments to those items as reported in accordance with United States generally accepted accounting principles (“GAAP”), which will exclude from the calculation of those performance goals one or more of the following: charges related to acquisitions, stock-based compensation, employer payroll tax expense on stock option exercises, settlement costs, restructuring costs, gains or losses on strategic investments, non-operating gains, other non-cash charges, valuation allowance on deferred tax assets, and the related income tax effects, purchases of property and equipment, and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or its successor, provided that those adjustments are in conformity with those reported by us on a non-GAAP basis. In addition, performance goals may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business groups or divisions thereof or any parent or subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned, and a maximum level of performance at which an award will be fully earned. The Compensation Committee may provide that, if the actual level of attainment for any performance objective is between two specified levels, the amount of the award attributable to that performance objective shall be interpolated on a straight-line basis.

The plan administrator will have the discretionary authority at any time to accelerate the vesting of any and all shares of restricted stock or other unvested shares outstanding under the Stock Issuance Program. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares that were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m), except in the event of specified involuntary terminations or changes in control or ownership.

Outstanding restricted stock units or other stock-based awards under the Stock Issuance Program will automatically terminate, and no shares of common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for those awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of common stock in satisfaction of one or more outstanding restricted stock units or other stock-based awards as to which the designated performance goals or service requirements are not attained. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards that were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m), except in the event of specified involuntary terminations or changes in control or ownership.

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General Provisions

Acceleration. If a change in control occurs, each outstanding equity award under the Discretionary Grant Program will automatically accelerate in full, unless (i) that award is assumed by the successor corporation or otherwise continued in effect, (ii) the award is replaced with a cash retention program that preserves the spread existing on the unvested shares subject to that equity award (the excess of the fair market value of those shares over the exercise or base price in effect for the shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those shares, or (iii) the acceleration of the award is subject to other limitations imposed by the plan administrator. In addition, all unvested shares outstanding under the Discretionary Grant and Stock Issuance Programs will immediately vest upon the change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect or accelerated vesting is precluded by other limitations imposed by the plan administrator. Each outstanding equity award under the Stock Issuance Program will vest as to the number of shares of common stock subject to that award immediately prior to the change in control, unless that equity award is assumed by the successor corporation or otherwise continued in effect or replaced with a cash retention program similar to the program described in clause (ii) above or unless vesting is precluded by its terms. Immediately following a change in control, all outstanding awards under the Discretionary Grant Program will terminate and cease to be outstanding except to the extent assumed by the successor corporation or its parent or otherwise expressly continued in full force and effect under the terms of the change in control transaction.

The plan administrator will have the discretion to structure one or more equity awards under the Discretionary Grant and Stock Issuance Programs so that those equity awards will vest in full either immediately upon a change in control or in the event the individual’s service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction, whether or not those equity awards are to be assumed or otherwise continued in effect or replaced with a cash retention program.

A change in control will be deemed to have occurred if, in a single transaction or series of related transactions:

(i) any person (as that term is used in Section 13(d) and 14(d) of the Exchange Act), or persons acting as a group, other than a trustee or fiduciary holding securities under an employment benefit program, is or becomes a beneficial owner (as defined in Rule 13-3 under the Exchange Act), directly or indirectly of securities representing 51% or more of the combined voting power of our company;

(ii) there is a merger, consolidation, or other business combination transaction of us with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of our voting capital stock outstanding immediately prior to the transaction continue to hold (either by the shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of our company (or the surviving entity) outstanding immediately after the transaction; or

(iii) all or substantially all of our assets are sold.

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Stockholder Rights and Option Transferability. The holder of an option or stock appreciation right will have no stockholder rights with respect to the shares subject to that option or stock appreciation right unless and until the holder exercises the option or stock appreciation right and becomes a holder of record of shares of common stock distributed upon exercise of the award. Incentive options are not assignable or transferable other than by will or the laws of inheritance following the optionee’s death, and during the optionee’s lifetime, may only be exercised by the optionee. However, non-statutory options and stock appreciation rights may be transferred or assigned during the holder’s lifetime to one or more members of the holder’s family or to a trust established for the benefit of the holder and/or one or more family members or to the holder’s former spouse, to the extent the transfer is in connection with the holder’s estate plan or under a domestic relations order.

A participant will have a number of rights with respect to shares of common stock issued to the participant under the Stock Issuance Program, whether or not the participant’s interest in those shares is vested. Accordingly, the participant will have the right to vote the shares and to receive any regular cash dividends paid on the shares, but will not have the right to transfer the shares prior to vesting. A participant will not have any stockholder rights with respect to the shares of common stock subject to restricted stock units or other stock-based awards until the awards vest and the shares of common stock are actually issued. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units or other stock-based awards, subject to terms and conditions the plan administrator deems appropriate.

Changes in Capitalization. If any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2006 Plan, (ii) the maximum number and/or class of securities for which any one person may be granted equity awards under the 2006 Plan per calendar year, (iii) the number and/or class of securities and the exercise price or base price per share in effect under each outstanding option or stock appreciation right, and (iv) the number and/or class of securities subject to each outstanding restricted stock unit or other stock-based award under the 2006 Plan and the cash consideration, if any, payable per share. All adjustments will be designed to preclude any dilution or enlargement of benefits under the 2006 Plan and the outstanding equity awards thereunder.

Special Tax Election. Subject to applicable laws, rules and regulations, the plan administrator may permit any or all holders of equity awards to utilize any or all of the following methods to satisfy all or part of the federal and state income and employment withholding taxes to which they may become subject in connection with the issuance, exercise or vesting of those equity awards:

•	Stock Withholding: The election to have us withhold, from the shares otherwise issuable upon the issuance, exercise or vesting of an equity award, a portion of those shares with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed 100%) designated by the holder and make a cash payment equal to the fair market value directly to the appropriate taxing authorities on the individual’s behalf.

•	Stock Delivery: The election to deliver to us shares of common stock previously acquired by the holder (other than in connection with the issuance, exercise or vesting that triggered the withholding taxes) with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed 100%) designated by the holder.

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•	Sale and Remittance: The election to deliver to us, to the extent the award is issued or exercised for vested shares, through a special sale and remittance procedure under which the optionee or participant will concurrently provide irrevocable instructions to a brokerage firm to effect the immediate sale of the purchased or issued shares and remit to us, out of the sale proceeds available on the settlement date, sufficient funds to cover the withholding taxes we are required to withhold by reason of the issuance, exercise or vesting.

Amendment, Suspension and Termination

Our Board may suspend or terminate the 2006 Plan at any time. Our Board may amend or modify the 2006 Plan, subject to any required stockholder approval. Stockholder approval will be required for any amendment that materially increases the number of shares available for issuance under the 2006 Plan, materially expands the class of individuals eligible to receive equity awards under the 2006 Plan, materially increases the benefits accruing to optionees and other participants under the 2006 Plan or materially reduces the price at which shares of common stock may be issued or purchased under the 2006 Plan, materially extends the term of the 2006 Plan, expands the types of awards available for issuance under the 2006 Plan, or as to which stockholder approval is required by applicable laws, rules or regulations.

Unless sooner terminated by our Board, the 2006 Plan will terminate on the earliest to occur of: July 19, 2016; the date on which all shares available for issuance under the 2006 Plan have been issued as fully-vested shares; and the termination of all outstanding equity awards upon specified changes in control or ownership. If the 2006 Plan terminates on July 19, 2016, then all equity awards outstanding at that time will continue to have force and effect in accordance with the provisions of the documents evidencing those awards.

Federal Income Tax Consequences

The following discussion summarizes income tax consequences of the 2006 Plan under current federal income tax law and is intended for general information only. In addition, the tax consequences described below are subject to the limitations of Code Section 162(m), as discussed in further detail below. Other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending upon individual circumstances and from locality to locality.

Option Grants. Options granted under the 2006 Plan may be either incentive stock options, which satisfy the requirements of Code Section 422, or non-statutory stock options, which are not intended to meet those requirements. The federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and, if there is no disqualifying disposition at the time of exercise, no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes equal to the excess of the fair market value of the purchased shares at the time over the exercise price paid for those shares.

The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of some dispositions. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in the sale or disposition was granted and more than one year after the date the option was exercised for those shares. If either of these two requirements is not satisfied, a disqualifying disposition will result.

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Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, the excess of the fair market value of those shares on the exercise date over the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or any loss recognized upon the disposition will be taxable as a capital gain or capital loss.

If the optionee makes a disqualifying disposition of the purchased shares, we will be generally entitled to an income tax deduction, for our taxable year in which the disposition occurs, equal to the excess of the fair market value of the shares on the option exercise date over the exercise price paid for the shares. If the optionee makes a qualifying disposition, we will not be entitled to any income tax deduction.

Non-Statutory Stock Options. No taxable income is generally recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and we will be required to collect withholding taxes applicable to the income from the optionee.

We will generally be entitled to an income tax deduction equal to the amount of any ordinary income recognized by the optionee with respect to an exercised non-statutory option. The deduction will in general be allowed for our taxable year in which the ordinary income is recognized by the optionee.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase in the event of the optionee’s cessation of service prior to vesting in those shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of the fair market value of the shares on the date the repurchase right lapses over the exercise price paid for the shares. The optionee may elect under Code Section 83(b) to include as ordinary income in the year of exercise of the option an amount equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. If a timely Code Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

Stock Appreciation Rights. No taxable income is generally recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and we will be required to collect withholding taxes applicable to the income from the holder.

We will generally be entitled to an income tax deduction equal to the amount of any ordinary income recognized by the holder in connection with the exercise of a stock appreciation right. The deduction will in general be allowed for our taxable year in which the ordinary income is recognized by the holder.

Direct Stock Issuances. Stock granted under the 2006 Plan may include issuances including unrestricted stock grants, restricted stock grants and restricted stock units. The federal income tax treatment for the stock issuances is as follows:

Unrestricted Stock Grants. The holder will recognize ordinary income in the year in which shares are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and we will be required to collect withholding taxes applicable to the income from the holder.

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We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will in general be allowed for our taxable year in which the ordinary income is recognized by the holder.

Restricted Stock Grants. No taxable income is recognized upon receipt of stock that qualifies as performance-based compensation unless the recipient elects to have the value of the stock (without consideration of any effect of the vesting conditions) included in income on the date of receipt. The recipient may elect under Code Section 83(b) to include as ordinary income in the year the shares are actually issued an amount equal to the fair market value of the shares. If a timely Code Section 83(b) election is made, the holder will not recognize any additional income when the vesting conditions lapse and will not be entitled to a deduction in the event the stock is forfeited as a result of failure to vest.

If the holder does not file an election under Code Section 83(b), he will not recognize income until the shares vest. At that time, the holder will recognize ordinary income in an amount equal to the fair market value of the shares on the date the shares vest. We will be required to collect withholding taxes applicable to the income of the holder at that time.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued, if the holder elects to file an election under Code Section 83(b), or we will be entitled to an income tax deduction at the time the vesting conditions occur, if the holder does not elect to file an election under Code Section 83(b).

Restricted Stock Units. No taxable income is generally recognized upon receipt of a restricted stock unit award. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and we will be required to collect withholding taxes applicable to the income from the holder.

We will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will in general be allowed for our taxable year in which the ordinary income is recognized by the holder.

Section 409A.  A number of awards, including non-statutory stock options and stock appreciation rights granted with an exercise price that is less than fair market value, and some restricted stock units, can be considered “non-qualified deferred compensation” and subject to Code Section 409A. Awards that are subject to but do not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to the recipient, and may result in accelerated imposition of income tax and the related withholding.

Deductibility of Executive Compensation

We anticipate that any compensation deemed paid by us in connection with disqualifying dispositions of incentive stock option shares or the exercise of non-statutory stock options or stock appreciation rights with exercise prices or base prices equal to or greater than the fair market value of the underlying shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to some executive officers. Accordingly, all compensation deemed paid with respect to those options or stock appreciation rights should remain deductible without limitation under Code Section 162(m). However, any compensation deemed paid by us in connection with shares issued under the Stock Issuance Program will be subject to the $1,000,000 limitation on deductibility per covered individual, except to the extent the vesting of those shares is based solely on one or more of the performance milestones specified above in the summary of the terms of the Stock Issuance Program.

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Accounting Treatment

In accordance with accounting standards established by the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Stock Compensation, we are required to recognize all share-based payments, including grants of stock options, restricted stock and restricted stock units, in our financial statements. Accordingly, stock options are valued at fair value as of the grant date under an appropriate valuation formula, and that value will be charged as stock-based compensation expense against our reported earnings over the designated vesting period of the award. For shares issuable upon the vesting of restricted stock units that may be awarded under the 2006 Plan, we are required to expense over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. Restricted stock issued under the 2006 Plan results in a direct charge to our reported earnings equal to the excess of the fair market value of those shares on the issuance date over the cash consideration (if any) paid for the shares. If the shares are unvested at the time of issuance, then any charge to our reported earnings is amortized over the vesting period. This accounting treatment for restricted stock units and restricted stock issuances is applicable whether vesting is tied to service periods or performance criteria.

New Plan Benefits

No additional awards under the 2006 Plan are determinable at this time because awards under the 2006 Plan are discretionary and no specific additional awards have been approved by the plan administrator beyond currently outstanding unvested restricted stock grants and outstanding stock options in respect of 3,465,583 shares of common stock.

Other Arrangements Not Subject to Stockholder Action

Information regarding our equity compensation plan arrangements that existed as of the end of 2012 is included in this Proxy Statement under the heading “Equity Compensation Plan Information.”

Interests of Related Parties

The 2006 Plan provides that our officers, employees, non-employee directors, and some consultants and independent advisors will be eligible to receive awards under the 2006 Plan. As discussed above, we may be eligible in some circumstances to receive a tax deduction for some executive compensation resulting from awards under the 2006 Plan that would otherwise be disallowed under Section 162(m).

Possible Anti-Takeover Effects

Although not intended as an anti-takeover measure by our Board, one of the possible effects of the 2006 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, or to place other incentive compensation, in the hands of the directors and officers of Pacific Ethanol. Those persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under some circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of the attempt.

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In addition, options or other incentive compensation may, in the discretion of the plan administrator, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of our assets, or other attempted changes in the control of Pacific Ethanol. In the opinion of our Board, this acceleration provision merely ensures that optionees under the 2006 Plan will be able to exercise their options or obtain their incentive compensation as intended by our Board and stockholders prior to any extraordinary corporate transaction which might serve to limit or restrict that right. Our Board is, however, presently unaware of any threat of hostile takeover involving Pacific Ethanol.

Required Vote of Stockholders

NASDAQ Listing Rule 5635(c) generally requires us to obtain stockholder approval of compensation plans pursuant to which our stock may be acquired by officers, directors, employees or consultants. The approval of Proposal Four requires the affirmative vote of a majority of the votes of the shares of our common stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL FOUR.

PROPOSAL FIVE

To authorize, for purposes of complying with NASDAQ Listing Rule 5635(d), us to issue, UNDER THE TERMS of that certain Securities Purchase Agreement dated March 28, 2013 BY AND AMONG Pacific Ethanol, Inc. and THE INVESTORS Listed on the Schedule of Buyers thereto, AND RELATED DOCUMENTS, in excess of that number of shares of our common stock equal to 20% of the total number of shares of our common stock outstanding AS OF DECEMBER 19, 2012.

Background and Description of Proposal

Financing Transaction

On March 28, 2013, we entered into a Securities Purchase Agreement with selected institutional investors listed on the Schedule of Buyers attached thereto (“Securities Purchase Agreement”) for the sale and issuance of:

•	$6,000,000 (“Series A Offering”) of our Series A Subordinated Convertible Notes (collectively, “Series A Notes”), Series A Warrants to purchase up to 11,826,000 shares of our common stock for a term of two years (“Series A Warrants”) and Series B Warrants to purchase up to 15,768,000 shares of our common stock for a term of two years (“Series B Warrants,” and together with the Series A Warrants, the “Warrants”) after the closing of the Series B Note Offering (as defined below); and

•	$8,000,000 (“Series B Note Offering”) of our Series B Subordinated Convertible Notes (collectively, “Series B Notes,” and together with the Series A Notes, the “Convertible Notes”). The Series A Offering and the Series B Note Offering are collectively referred to as the “Financing Transaction” in this Proxy Statement.

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The Series A Offering closed on March 28, 2013. The Series A Notes were issued under an Indenture and a First Supplemental Indenture, each dated March 28, 2013, with U.S. Bank National Association, as trustee (the “Base Indenture” and “First Supplemental Indenture,” respectively, and collectively, the “First Indenture”). The terms of the Series A Notes include those provided in the First Indenture and those made part of the First Indenture by reference to the Trust Indenture Act. We will issue the Series B Notes, if at all, under the Base Indenture as supplemented by a Second Supplemental Indenture to be dated as of the closing date of the Series B Note Offering (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Second Indenture,” and together with the First Indenture, the “Indentures”). The terms of the Series B Notes include those provided in the Second Indenture and those made part of the Second Indenture by reference to the Trust Indenture Act. Various provisions of the Base Indenture are applicable to the Convertible Notes and any analogous provisions (including related definitions) of the First Supplemental Indenture or Second Supplemental Indenture, as applicable, govern the Convertible Notes.

The closing of the Series B Note Offering is subject to numerous conditions, including approval by our stockholders of the Financing Transaction by July 1, 2013. If we fail to timely obtain stockholder approval of the Financing Transaction, we will be unable to close the Series B Note Offering and we will not issue the Series B Notes. We cannot provide any assurance that we will be able close the Series B Note Offering.

Convertible Notes

Unless earlier converted or redeemed, the Convertible Notes will mature on March 28, 2014. The Convertible Notes bear interest at 5% per annum, compounded monthly. A Convertible Note holder may convert its Convertible Note at any time, in whole or in part, into shares of our common stock at an initial conversion price of $1.00 per share (“Fixed Conversion Price”), subject to adjustment for stock splits, combinations or similar events. In addition, if we sell or issue any securities with conversion or exercise prices that “float” based on the market price of our common stock, the Convertible Note holder may substitute that “floating” price for the Fixed Conversion Price.

The Convertible Notes contain a variety of affirmative and negative covenants typical of transactions similar to the Financing Transaction, including limitations on our ability to (i) incur indebtedness and liens or make payments in respect of indebtedness, except as to certain permitted indebtedness and liens; and (ii) pay dividends in respect of our capital stock, except as to certain permitted dividends, but not including dividends in respect of our common stock, which are prohibited. Nevertheless, the Convertible Note holders are entitled to receive any dividends paid or distributions made to the holders of our common stock on an “as if converted to common stock” basis.

Payment of Principal and Interest

We have agreed to make amortization payments under the Convertible Notes (the date of each scheduled payment, an “Installment Date”). We may elect to make amortization payments of principal as well as accrued and unpaid interest and other charges (an “Installment Amount”) in cash or, subject to the satisfaction of various Equity Conditions, in shares of our common stock. The “Equity Conditions” include requirements, often determined with reference to the fifteen trading day period immediately prior to the date of determination, that (i) our common stock remains listed and not suspended from trading on an approved exchange or market; (ii) we have timely delivered shares of our common stock upon conversion of the Convertible Notes and exercise of the Warrants; (iii) we will not exceed a 9.99% blocker that disables a Convertible Note holder from receiving shares of our common stock if doing so would cause the holder’s beneficial ownership to exceed that threshold; (iv) we have not and will not violate applicable NASDAQ rules; (v) we have not announced certain transactions involving a change of control; (vi) the Convertible Note holder is not in possession of any material, non-public information provided by us; (vii) no event of default under the Convertible Notes has occurred and is continuing; and (viii) we meet certain minimum volume and price requirements.

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If, due to the failure of any Equity Condition, we may not deliver shares of common stock on an Installment Date, a Convertible Note holder may require us to pay in cash 115% of all or part of the Installment Amount subject to conversion, and/or invalidate the conversion as to all or part of the Installment Amount, provided that the Fixed Conversion Price applicable to any such amount is adjusted to equal the lesser of the Company Conversion Price (as defined below) in effect on the date the holder invalidated the conversion, and the Company Conversion Price in effect on the date the holder converts the Installment Amount.

Acceleration and Deferral of Amortization Amounts

A Convertible Note holder may defer payment of an Installment Amount due on any Installment Date to another Installment Date, in which case the amount deferred will continue to accrue interest and will become part of the Installment Amount due on the subsequent Installment Date. In addition, a Convertible Note holder may accelerate and convert on one or more Installment Dates the Installment Amounts due on future Installment Dates (up to a maximum aggregate of four future Installment Amounts) at the Company Conversion Price in effect on the current Installment Date, but if we elected to convert the Installment Amount due on the current Installment Date, the holder may only convert up to a maximum aggregate of three future Installment Amounts. The “Company Conversion Price” is equal to the lesser of the Fixed Conversion Price then in effect and 85% of the Market Price on the Installment Date. The “Market Price” is equal to the lesser of the volume weighted average price on the trading day immediately preceding the date of determination and the average of the three lowest volume weighted average prices during the ten trading day period ending on the trading day immediately prior to the date of determination.

Upon certain events of default, a Convertible Note holder may accelerate an unlimited number of Installment Amounts, and the applicable Company Conversion Price for the conversion will equal the lesser of (i) the Company Conversion Price on the current Installment Date, (ii) 85% of the Market Price, and (iii) the Fixed Conversion Price then in effect.

Remedy for Event of Default

Upon an event of default, holders of at least 20% of the outstanding principal amount of the Convertible Notes may force us to redeem all or any portion of the Convertible Notes in cash, at a price equal to the greater of (i) up to 125% of the amount redeemed, depending on the nature of the default, and (ii) the product of (x) the Conversion Rate, and (y) up to 125% of the amount redeemed, depending on the nature of the default, multiplied by the highest closing sale price of our common stock during the period beginning on the date immediately before the event of default and ending on the date of redemption. The “Conversion Rate” is determined by dividing the amount being converted or redeemed by the Fixed Conversion Price.

Fundamental Transactions

Upon a change of control resulting from certain specified transactions, a Convertible Note holder may require that we redeem all or any portion of its Convertible Note at a price equal to the greater of:

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•	125% of the amount redeemed;

•	the product of (i) 125% of the amount redeemed, and (ii) the quotient of (a) the highest closing sale price of our common stock during the period beginning on the date immediately before the earlier to occur of (1) the completion of the change of control, and (2) the public announcement of the change of control, and ending on the trading day immediately before the trading day on which we pay the redemption price, and (b) the Fixed Conversion Price then in effect on a Installment Date during the period beginning on the date immediately before the earlier to occur of (1) the completion of the change of control, and (2) the public announcement of the change of control and ending on the trading day immediately before the trading day on which we pay the redemption price; or

•	the product of (i) 125% of the amount redeemed, and (ii) the quotient of (a) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of our common stock to be paid to the holders of the shares of common stock upon the completion of the change of control, and (b) the Fixed Conversion Price then in effect.

Limitations on Conversion and Issuance

We may not issue shares of common stock underlying a Convertible Note upon conversion or otherwise if, after giving effect to the issuance, the holder together with its affiliates would beneficially own in excess of 9.99% of our outstanding shares of common stock. A Convertible Note holder may lower the threshold immediately and may raise the threshold to any other percentage not in excess of 9.99% upon at least 61 days’ prior notice. In addition, we may not issue shares of common stock underlying a Convertible Note upon conversion or otherwise if the shares to be issued plus the number of shares previously issued under all Convertible Notes and Warrants would exceed 28,920,013 shares unless we have obtained either (i) stockholder approval pursuant to NASDAQ Listing Rule 5635(d) for the issuance of more than 28,920,013 shares of our common stock under the Convertible Notes and Warrants, which stockholder approval is being requested under this Proposal Five pursuant to this Proxy Statement, or (ii) an opinion from legal counsel that more than 28,920,013 shares of our common stock may be issued under the Convertible Notes and Warrants under Rule 5635(d). All of the foregoing is referred to as the “Blocker”.

Warrants

The Series A Warrants may be exercised on or after March 28, 2014 and until March 28, 2015 at an initial exercise price of $0.52, subject to adjustment for stock splits, combinations or similar events, as well as an adjustment on March 28, 2014 at which time the exercise price will be adjusted to equal the lesser of the exercise price then in effect or 115% of the market price of our common stock on March 28, 2014.

The Series B Warrants may not be exercised unless we close the Series B Note Offering, and, if so, may be exercised on or after the first anniversary of the closing of the Series B Note Offering and until the second anniversary of the closing. The initial exercise price of the Series B Warrants is $0.52, subject to certain adjustments, including an adjustment on the first anniversary of the closing of the Series B Note Offering at which time the exercise price will be adjusted to equal the lesser of the exercise price then in effect or 115% of the market price of our common stock on the first anniversary of the closing.

The Warrants may be exercised for cash, or, if a registration statement registering the exercise of the Warrants is not then current and effective, on a cashless basis. The exercise price of the Warrants is subject to a “weighted-average” anti-dilution adjustment if we issue or are deemed to have issued securities at a price lower than the then applicable exercise price. In addition, if we sell or issue any securities with conversion or exercise prices that “float” based on the market price of our common stock, the holder of a Warrant may substitute that “floating” price for the exercise price.

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The Warrant holders are entitled to receive any dividends paid or distributions made to the holders of our common stock on an “as if converted to common stock” basis. In addition, if we issue options, convertible securities, warrants, stock, or similar securities to holders of our common stock, each holder of a Warrant has the right to acquire the same as if the holder had exercised its Warrant.

Upon a change of control resulting from specified transactions, a Warrant holder may require that we repurchase the holder’s Warrant for a purchase price in cash equal to a Black-Scholes valuation, as calculated under the terms of the Warrants, of the then unexercised portion of the Warrant. The Warrants also limit our ability to issue shares of common stock underlying the Warrants on the same terms as the Blocker applicable to the Convertible Notes.

Proposal to Approve Financing Transaction

NASDAQ Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (i) the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. In the case of the Financing Transaction, the 20% threshold is determined based on the shares of our common stock outstanding immediately preceding a prior financing transaction (“Prior Financing Transaction”), the agreements for which we signed on December 19, 2012 and which NASDAQ deems aggregated with the Financing Transaction. Because the issuance of shares of our common stock underlying the Convertible Notes and Warrants may trigger our obligation to obtain stockholder approval under NASDAQ Listing Rule 5635(d), the Convertible Note and Warrant holders agreed that the total shares of our common stock that may be issued under the Convertible Notes and Warrants is limited to 19.99% of the total number of shares of our common stock outstanding immediately preceding the Prior Financing Transaction, until we obtain stockholder approval of the Financing Transaction or a waiver of NASDAQ Listing Rule 5635(d). We are permitted to issue up to 28,920,013 shares of our common stock to the Convertible Note and Warrant holders without obtaining stockholder approval under NASDAQ Listing Rule 5635(d). We are now seeking stockholder approval to issue more than 20% of our outstanding shares of common stock to the Convertible Note and Warrant holders under the terms of the Financing Transaction.

We have no control over whether the Convertible Note holders convert their Convertible Notes or whether the Warrant holders exercise their Warrants. Further, we cannot predict the market price of our common stock at any future date, and therefore cannot predict the applicable prices at which the Convertible Notes may be converted. In addition, the Convertible Notes and Warrants are subject to antidilution adjustment provisions which, if triggered, may require the issuance of additional shares upon conversion or exercise. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of shares that may be issued under the Convertible Notes or Warrants. Under certain circumstances, however, it is possible, that we may have to issue more than 20% of our outstanding shares of common stock to the Convertible Note and Warrant holders under the terms of the Financing Transaction. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of common stock, if necessary, to the Convertible Note and Warrant holders under the terms of the Financing Transaction.

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Any transaction requiring approval by our stockholders under NASDAQ Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of common stock. Future issuances of securities under the Financing Transaction, if any, may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of common stock issued to the Convertible Note and Warrant holders could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of common stock in connection with the Financing Transaction may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of Pacific Ethanol. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the NASDAQ Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of Pacific Ethanol, as defined by NASDAQ Listing Rule 5635(b), without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Financing Transaction under NASDAQ Listing Rule 5635(b) because the Convertible Note and Warrant holders have agreed that, for so long as they hold any shares of our common stock, neither they nor any of their affiliates will acquire shares of our common stock which result in them and their affiliates, collectively, beneficially owning or controlling more than 9.99% of the total outstanding shares of our common stock.

Consequences of Not Approving this Proposal

After extensive efforts to raise capital on more favorable terms, we believe that the Financing Transaction is the only viable financing alternative available to us at this time. If our stockholders do not approve this proposal, we will not be able to issue more than 20% of our outstanding shares of common stock to the Convertible Note and Warrant holders in connection with the Financing Transaction. As a result, we may be unable to make some of the amortization payments due under the Series A Notes in shares of our common stock or issue sufficient shares upon exercise of the Warrants which will, in lieu of those shares, require that we pay substantial cash amounts to the Convertible Note and Warrant holders. We do not have, and do not anticipate having, sufficient funds to make any substantial cash payments to the Convertible Note and Warrant holders. As a further result, we will be unable to close the Series B Note Offering. If we are unable to close the Series B Note Offering, we will likely be unable to repay $4,000,000 in debt due by our ethanol plant subsidiaries on June 25, 2013. If we are unable to timely repay the debt, the plant subsidiaries will be in default on that debt and in cross-default on $87,300,000 in term and revolving debt due on June 30, 2016 plus up to an additional $15,000,000 in revolving debt due June 25, 2015, all of which may be accelerated and become immediately due and payable on June 25, 2013. If these circumstances occur, we and our direct and indirect subsidiaries, including Kinergy Marketing LLC and our plant subsidiaries would likely experience material adverse effects that would harm our business, results of operations and future prospects.

The Securities Purchase Agreement, the form of Convertible Notes, the Base Indenture, the form of First and Second Supplemental Indentures, and the form of Warrants are attached to this Proxy Statement as Appendices B−F, respectively.

Required Vote of Stockholders

NASDAQ Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of common stock under the Financing Transaction. The approval of Proposal Five requires the affirmative vote of a majority of the votes of the shares of our common stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote.

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Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL FIVE.

Proposal SIX

Ratification of Appointment of
Independent Registered Public Accounting Firm

Our Audit Committee has appointed the independent registered public accounting firm of Hein & Associates LLP to audit and comment on our financial statements for the year ending December 31, 2013, and to conduct whatever audit functions are deemed necessary. Hein & Associates LLP audited our financial statements for the year ended December 31, 2012 that were included in our most recent Annual Report on Form 10-K.

A representative of Hein & Associates LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

Required Vote of Stockholders

Although a vote of stockholders is not required on this proposal, our Board is asking our stockholders to ratify the appointment of our independent registered public accounting firm. The ratification of the appointment of our independent registered public accounting firm requires the affirmative votes of a majority of the votes of the shares of our common stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote.

In the event that our stockholders do not ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm, the appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Recommendation of the Board of Directors

OUR BOARD unanimously recommends a vote “FOR” RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2013.

Other Matters

Our Board knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his judgment on such matters.

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Audit Matters

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by Hein & Associates LLP for the years ended December 31, 2012 and 2011.

	2012	2011
Audit Fees	$365,100	$344,700
Audit-Related Fees	8,400	12,600
Tax Fees	–	–
All Other Fees	–	–
Total	$373,500	$357,300

Audit Fees. Consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, and reviews of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q and our Registration Statements on Forms S-1, S-3 and S-8, including amendments thereto.

Audit-Related Fees. Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.” Such fees include amounts billed for professional services performed in connection with mergers and acquisitions. The fees for 2012 and 2011 represent amounts billed for professional services performed in connection with the audit of a 401K plan.

Tax Fees. Tax Fees consist of fees for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

All Other Fees. Consists of amounts billed for services other than those noted above.

Hein & Associates LLP did not provide any non-audit services for the fiscal years ended December 31, 2012 and 2011. The Audit Committee did not, therefore, consider whether the provision of non-audit services by Hein & Associates LLP is compatible with maintaining its independence; however, the Audit Committee has satisfied itself with respect to Hein & Associates LLP’s independence.

Our Audit Committee is responsible for approving all audit, audit-related, tax and other services. The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent auditor at the beginning of the fiscal year. Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year. Any additional non-audit services contemplated by us after the beginning of the fiscal year are submitted to the Chairman of our Audit Committee for pre-approval prior to engaging our independent auditor for such services. These interim pre-approvals are reviewed with the full Audit Committee at its next meeting for ratification. During 2012 and 2011, all services performed by Hein & Associates LLP were pre-approved by our Audit Committee in accordance with these policies and applicable Securities and Exchange Commission regulations.

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The following Audit Committee Report is not considered proxy solicitation material and is not deemed filed with the Securities and Exchange Commission. Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act or under the Exchange Act that might incorporate future filings made by us under those statutes, the Audit Committee Report will not be incorporated by reference into any such prior filings or into any future filings made by us under those statutes.

Audit Committee Report

The Audit Committee oversees our financial reporting process on behalf of the Board and is directly responsible for the compensation, appointment and oversight of our independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of our financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal control over financial reporting, and reports to the Audit Committee on any deficiencies found. Our independent registered public accounting firm, Hein & Associates LLP, is responsible for auditing our financial statements and expressing an opinion as to their conformity with GAAP. Under its written charter, our Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, has direct access to our independent registered public accounting firm as well as any of our employees, and has the ability to retain, at our expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

The Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 with management and Hein & Associates LLP. The Audit Committee has also discussed and reviewed with Hein & Associates LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee obtained from Hein & Associates LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence and discussed with Hein & Associates LLP its independence from Pacific Ethanol, Inc. and management. Hein & Associates LLP did not provide any non-audit services for the fiscal years ended December 31, 2012 and 2011. The Audit Committee did not, therefore, consider whether the provision of non-audit services by Hein & Associates LLP is compatible with maintaining its independence; however, the Audit Committee has satisfied itself with respect to Hein & Associates LLP’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board (and our Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Respectfully submitted,

Audit Committee

Terry L. Stone

William L. Jones

Larry D. Layne

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our voting securities as of April 19, 2013, the date of the table, by:

•	each person known by us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each of our directors and director nominees;
•	each of our current executive officers; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to the securities. To our knowledge, except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Shares of common stock underlying derivative securities, if any, that currently are exercisable or convertible or are scheduled to become exercisable or convertible for or into shares of common stock within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group. Except as indicated by footnote, percentage of beneficial ownership is based on 159,708,286 shares of common stock and 926,942 shares of Series B Preferred Stock outstanding as of the date of the table.

Name and Address of Beneficial Owner(1)	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class
William L. Jones	Common	642,138	(2)	*
	Series B Preferred	12,820		1.38%
Neil M. Koehler	Common	4,982,972	(3)	3.08%
	Series B Preferred	256,410		27.66%
Bryon T. McGregor	Common	419,921	(4)	*
Christopher W. Wright	Common	371,170	(5)	*
Terry L. Stone	Common	186,021	(6)	*
John L. Prince	Common	181,735	(7)	*
Douglas L. Kieta	Common	188,821		*
Larry D. Layne	Common	284,535	(8)	*
Michael D. Kandris	Common	193,878		*
Frank P. Greinke	Common	2,690,724	(9)	1.68%
	Series B Preferred	85,180		9.19%
Lyles United, LLC	Common	5,428,671	(10)	3.31%
	Series B Preferred	512,820		55.32%
Capital Ventures International	Common	7,448,286	(11)	4.63%
Iroquois Master Fund Ltd.	Common	7,712,169	(12)	4.61%
All executive officers and directors as a group (9 persons)	Common	7,451,191	(13)	4.60%
	Series B Preferred	269,230		29.04%

*	Less than 1.00%

(1)	Messrs. Jones, Koehler, Stone, Prince, Kieta, Layne and Kandris are directors of Pacific Ethanol. Messrs. Koehler, McGregor, Wright and Kandris are executive officers of Pacific Ethanol. The address of each of these persons is c/o Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814.

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(2)	Amount represents 533,743 shares of common stock held by William L. Jones and Maurine Jones, husband and wife, as community property, 7,143 shares of common stock underlying options issued to Mr. Jones, 2,748 shares of common stock underlying a warrant issued to Mr. Jones and 98,504 shares of common stock underlying our Series B Preferred Stock held by Mr. Jones.
(3)	Amount represents 2,920,356 shares of common stock held directly, 54,945 shares of common stock underlying a warrant, 1,970,171 shares of common stock underlying our Series B Preferred Stock and 37,500 shares of common stock underlying options.
(4)	Includes 17,142 shares of common stock underlying options.
(5)	Includes 17,142 shares of common stock underlying options.
(6)	Includes 2,143 shares of common stock underlying options.
(7)	Includes 2,143 shares of common stock underlying options.
(8)	Includes 100,000 shares beneficially owned by Larry D. Layne, as trustee under the Layne Family Trust.
(9)	Amount represents 2,036,229 shares of common stock held directly and 654,495 shares of common stock underlying our Series B Preferred Stock. The shares are beneficially owned by Frank P. Greinke, as trustee under the Greinke Personal Living Trust Dated April 20, 1999. The address of Frank P. Greinke is P.O. Box 4159, 1800 W. Katella, Suite 400, Orange, California 92863.
(10)	Amount represents 1,048,767 shares of common stock held directly, 439,561 shares of common stock underlying a warrant and 3,940,343 shares of common stock underlying our Series B Preferred Stock. In addition, Lyles Diversified, Inc. holds 79,983 shares of common stock and The Lyles Foundation holds 51,707 shares of common stock. The address of Lyles United, LLC is P.O. Box 4376, Fresno, California 93744-4376.
(11)	Amount represents 6,366,925 shares of common stock and 1,081,361 shares of common stock underlying warrants. The information with respect to the holdings of Capital Ventures International is based solely on the Schedule 13G/A filed February 13, 2013 by Capital Ventures International and Heights Capital Management, Inc. as the reporting persons. Each of the reporting persons shares voting and dispositive power over all shares beneficially owned. Heights Capital Management, Inc. is the investment manager to Capital Ventures International and as such may exercise voting and dispositive power over the shares. The shares reported as beneficially owned excludes 16,142,169 shares of common stock issuable upon exercise of a warrant issued to Capital Ventures International because the warrant contains a blocking provision under which the holder thereof does not have the right to exercise the warrant to the extent that such exercise would result in beneficial ownership by the holder thereof or any of its affiliates, of more than 4.9% of our shares of common stock outstanding. The address for Capital Ventures International is One Capitol Place, P.O. Box 1787 GT, Grand Cayman, Cayman Islands, British West Indies. The address for Heights Capital Management, Inc. is 101 California Street, Suite 3250, San Francisco, California 94111. On March 28, 2013, we entered into the Financing Transaction and issued to Capital Ventures International a Series A subordinated convertible note and warrants to purchase shares of our common stock. Accordingly, in addition to the information disclosed in the aforementioned Schedule 13G/A filed February 13, 2013, we are aware that the shares reported as beneficially owned also exclude shares underlying the Series A subordinated convertible note and 17,246,250 shares issuable upon the exercise of the warrants. The warrants are not presently exercisable and will not be exercisable within 60 days of the date of the table.
(12)	Amount represents 814 shares of common stock and 7,711,355 shares of common stock underlying a warrant. The information with respect to the holdings of Iroquois Master Fund Ltd. is based solely on the Schedule 13G/A filed February 12, 2013 by Iroquois Capital Management L.L.C., Joshua Silverman and Richard Abbe, as the reporting persons. Each of the reporting persons shares voting and dispositive power over all shares beneficially owned. The shares reported as beneficially owned excludes 7,623,895 shares of common stock issuable upon exercise of a warrant issued to Iroquois Master Fund Ltd. because the warrant contains a blocking provision under which the holder thereof does not have the right to exercise the warrant to the extent that such exercise would result in beneficial ownership by the holder thereof or any of its affiliates, of more than 4.9% of our shares of common stock outstanding. The address for each of the reporting persons is 641 Lexington Avenue, 26th Floor, New York, New York 10022. On March 28, 2013, we entered into the Financing Transaction and issued to Iroquois Master Fund Ltd. a Series A subordinated convertible note and warrants to purchase shares of our common stock. Accordingly, in addition to the information disclosed in the aforementioned Schedule 13G/A filed February 12, 2013, we are aware that the shares reported as beneficially owned also exclude shares underlying the Series A subordinated convertible note and 1,181,943 shares issuable upon the exercise of the warrants. The warrants are not presently exercisable and will not be exercisable within 60 days of the date of the table.
(13)	Amount represents 5,241,610 shares of common stock held directly, 83,213 shares of common stock underlying options, 57,693 shares of common stock underlying warrants and 2,068,675 shares of common stock underlying our Series B Preferred Stock.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all reports that they file.

Based solely upon a review of copies of the reports furnished to us during the year ended December 31, 2012 and thereafter, or any written representations received by us from directors, officers and beneficial owners of more than 10% of our common stock (“reporting persons”) that no other reports were required, we believe that, except as set forth below, all reporting persons filed on a timely basis all reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2012 or prior fiscal years.

Each of Neil M. Koehler and William L. Jones did not timely file one Form 4 to report one transaction. We believe that each of the foregoing persons has prepared and filed his required Form 4 to report his transaction.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2012.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)(2)
Equity Compensation Plans Approved by Security Holders:
2004 Plan(1)	11,429	$57.82	–
2006 Plan	183,345	$0.86	5,107,959	(2)

(1)	Our 2004 Stock Option Plan was terminated effective September 7, 2006, except to the extent of then-outstanding options.
(2)	Excludes an additional 7,500,000 shares of common stock available for future issuance upon approval by our stockholders of an amendment to the 2006 Plan (subject to the effects of a proposed reverse stock split, if approved and implemented). The amendment is included as Proposal Four of this Proxy Statement.

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Executive Compensation and Related Information

Executive Officers

The following table sets forth certain information regarding our executive officers as of April 19, 2013:

Name	Age	Positions Held
Neil M. Koehler	55	Chief Executive Officer, President and Director
Bryon T. McGregor	49	Chief Financial Officer
Christopher W. Wright	60	Vice President, General Counsel and Secretary
Michael D. Kandris	65	Chief Operating Officer and Director

Neil M. Koehler has served as Chief Executive Officer, President and as a director since March 2005. Mr. Koehler is a co-founder of PEI California and served as its Chief Executive Officer since its formation in January 2003 and as a member of its board of directors from March 2004 until its dissolution in March 2012. Prior to his association with PEI California, Mr. Koehler was the co-founder and General Manager of Parallel Products, one of the first ethanol production facilities in California, which was sold to a public company in 1997. Mr. Koehler was also the sole manager and sole limited liability company member of Kinergy Marketing, LLC, which he founded in September 2000, and which is one of our wholly-owned subsidiaries. Mr. Koehler has over 30 years of experience in the ethanol production, sales and marketing industry in the Western United States. Mr. Koehler is a Director of the California Renewable Fuels Partnership, a Director of the Renewable Fuels Association and is a nationally-recognized speaker on the production and marketing of renewable fuels. Mr. Koehler also served as an executive officer of our plant subsidiaries at the time they filed for protection under the United States Bankruptcy Code in 2009. Mr. Koehler has a B.A. degree in Government from Pomona College.

Bryon T. McGregor has served as our Chief Financial Officer since November 19, 2009. Mr. McGregor served as Vice President, Finance at Pacific Ethanol from September 2008 until he became Interim Chief Financial Officer in April 2009. Prior to joining Pacific Ethanol, Mr. McGregor was employed as Senior Director for E*TRADE Financial from February 2002 to August 2008, serving in various capacities including International Treasurer based in London, England from 2006 to 2008, Brokerage Treasurer and Director from 2003 to 2006 and Assistant Treasurer and Director of Finance and Investor Relations from 2002 to 2003. Prior to joining E*TRADE, Mr. McGregor served as Manager of Finance and Head of Project Finance for BP (formerly Atlantic Richfield Company – ARCO) from 1998 to 2001. Mr. McGregor has extensive experience in banking and served as a Director of International Project Finance for Credit Suisse from 1992 to 1998, as Assistant Vice President for Sumitomo Mitsubishi Banking Corp (formerly The Sumitomo Bank Limited) from 1989 to 1992, and as Commercial Banking Officer for Bank of America from 1987 to 1989. Mr. McGregor has a B.S. degree in Business Management from Brigham Young University.

Christopher W. Wright has served as Vice President, General Counsel and Secretary since June 2006. From April 2004 until he joined Pacific Ethanol in June 2006, Mr. Wright operated an independent consulting practice, advising companies on complex transactions, including acquisitions and financings. Prior to that time, from January 2003 to April 2004, Mr. Wright was a partner with Orrick, Herrington & Sutcliffe, LLP, and from July 1998 to December 2002, Mr. Wright was a partner with Cooley Godward LLP, where he served as Partner-in-Charge of the Pacific Northwest office. Mr. Wright has extensive experience advising boards of directors on compliance, securities matters and strategic transactions, with a particular focus on guiding the development of rapidly growing companies. He has acted as general counsel for numerous technology enterprises in all aspects of corporate development, including fund-raising, business and technology acquisitions, mergers and strategic alliances. Mr. Wright has an A.B. degree in History from Yale College and a J.D. from the University of Chicago Law School.

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Michael D. Kandris has served as a director since June 2008 and as our Chief Operating Officer since January 6, 2013. Mr. Kandris served as an independent contractor with supervisory responsibility for ethanol plant operations, under the direction of our Chief Executive Officer, from January 1, 2012 to January 5, 2013. Mr. Kandris was President, Western Division of Ruan Transportation Management Systems from November 2007 until his retirement in September 2009. From January 2000 to November 2007, Mr. Kandris served as President and Chief Operating Officer of Ruan Transportation Management Systems, where he had overall responsibility for all operations, finance and administrative functions. Mr. Kandris has 30 years of experience in all modes of transportation and logistics. Mr. Kandris served on the Executive Committee of the American Trucking Association and as a board member for the National Tank Truck Organization until his retirement from Ruan Transportation Management Systems in September 2009. Mr. Kandris has a B.S. degree in Business from California State University, Hayward.

Our officers are appointed by and serve at the discretion of our Board. There are no family relationships among our executive officers and directors.

Summary Compensation Table

The following table sets forth summary information concerning the compensation of our (i) Chief Executive Officer and President, who serves as our principal executive officer, (ii) Chief Financial Officer, who serves as our principal financial officer, and (iii) Vice President, General Counsel and Secretary (collectively, the “named executive officers”), for all services rendered in all capacities to us for the years ended December 31, 2012 and 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)(3)
Neil M. Koehler	2012	$384,375	$40,000	$–	$–	$424,375
Chief Executive Officer and President	2011	$381,900	$–	$61,429	$24,750	$468,079

Bryon T. McGregor	2012	$246,000	$23,370	$–	$–	$269,370
Chief Financial Officer	2011	$244,400	$–	$17,200	$11,314	$272,914

Christopher W. Wright	2012	$246,000	$23,370	$–	$–	$269,370
Vice President, General Counsel and Secretary	2011	$244,400	$–	$17,200	$11,314	$272,914

(1)	The amounts shown are the fair value of stock awards on the date of grant. Fair value of stock awards is calculated by multiplying the number of shares of stock granted by the closing price of our common stock on the date of grant. The shares of common stock were issued under our 2006 Plan. Information regarding the vesting schedules for the named executive officers is included in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End−2012” table below.
(2)	The amounts shown are the aggregate grant date fair values of grants of stock options to the named executive officers pursuant to the provisions of Accounting Standards Codification (“ASC”) 718. For a discussion of valuation assumptions used in ASC 718 calculations, see “Note 10—Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in Part IV, Item 15 of our Annual Report on Form 10-K for the year ended December 31, 2012. The options were issued under our 2006 Plan. Information regarding the vesting schedules for the named executive officers is included in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End−2012” table below.
(3)	The value of perquisites and other personal benefits was less than $10,000 in aggregate for each of the named executive officers.

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Executive Employment Agreements

Neil M. Koehler

Our Amended and Restated Executive Employment Agreement with Mr. Koehler dated as of December 11, 2007 provides for at-will employment as our President and Chief Executive Officer. Mr. Koehler initially received a base salary of $300,000 per year, which was increased to $375,000 effective March 1, 2008 and further increased to $384,375 effective April 3, 2011, and is eligible to receive an annual discretionary cash bonus of up to 70% of his base salary, to be paid based upon performance criteria set by the Board.

Upon termination by Pacific Ethanol without cause, resignation by Mr. Koehler for good reason or upon Mr. Koehler’s disability, Mr. Koehler is entitled to receive (i) severance equal to twelve months of base salary, (ii) continued health insurance coverage for twelve months, and (iii) accelerated vesting of 25% of all shares or options subject to any equity awards granted to Mr. Koehler prior to Mr. Koehler’s termination which are unvested as of the date of termination. However, if Mr. Koehler is terminated without cause or resigns for good reason within three months before or twelve months after a change in control, Mr. Koehler is entitled to (a) severance equal to eighteen months of base salary, (b) continued health insurance coverage for eighteen months, and (c) accelerated vesting of 100% of all shares or options subject to any equity awards granted to Mr. Koehler prior to Mr. Koehler’s termination that are unvested as of the date of termination.

The term “for good reason” is defined in the Amended and Restated Executive Employment Agreement as (i) the assignment to Mr. Koehler of any duties or responsibilities that result in the material diminution of Mr. Koehler’s authority, duties or responsibility, (ii) a material reduction by Pacific Ethanol in Mr. Koehler’s annual base salary, except to the extent the base salaries of all other executive officers of Pacific Ethanol are accordingly reduced, (iii) a relocation of Mr. Koehler’s place of work, or Pacific Ethanol’s principal executive offices if Mr. Koehler’s principal office is at these offices, to a location that increases Mr. Koehler’s daily one-way commute by more than thirty-five miles, or (iv) any material breach by Pacific Ethanol of any material provision of the Amended and Restated Executive Employment Agreement.

The term “cause” is defined in the Amended and Restated Executive Employment Agreement as (i) Mr. Koehler’s indictment or conviction of any felony or of any crime involving dishonesty, (ii) Mr. Koehler’s participation in any fraud or other act of willful misconduct against Pacific Ethanol, (iii) Mr. Koehler’s refusal to comply with any lawful directive of Pacific Ethanol, (iv) Mr. Koehler’s material breach of his fiduciary, statutory, contractual, or common law duties to Pacific Ethanol, or (v) conduct by Mr. Koehler which, in the good faith and reasonable determination of the Board, demonstrates gross unfitness to serve; provided, however, that in the event that any of the foregoing events is reasonably capable of being cured, Pacific Ethanol shall, within twenty days after the discovery of the event, provide written notice to Mr. Koehler describing the nature of the event and Mr. Koehler shall thereafter have ten business days to cure the event.

A “change in control” of Pacific Ethanol is deemed to have occurred if, in a single transaction or series of related transactions (i) any person (as the term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, or Exchange Act), or persons acting as a group, other than a trustee or fiduciary holding securities under an employee benefit program, is or becomes a “beneficial owner” (as defined in Rule 13-3 under the Exchange Act), directly or indirectly of securities of Pacific Ethanol representing a majority of the combined voting power of Pacific Ethanol, (ii) there is a merger, consolidation or other business combination transaction of Pacific Ethanol with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of Pacific Ethanol outstanding immediately prior to the transaction continue to hold (either by the shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of Pacific Ethanol (or the surviving entity) outstanding immediately after the transaction, or (iii) all or substantially all of our assets are sold.

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Bryon T. McGregor

Our Amended and Restated Executive Employment Agreement with Mr. McGregor effective as of November 25, 2009 provides for at-will employment as our Chief Financial Officer. Mr. McGregor initially received a base salary of $240,000 per year, which was increased to $246,000 effective April 3, 2011, and is eligible to receive an annual discretionary cash bonus of up to 50% of his base salary, to be paid based upon performance criteria set by the Board. All other terms and conditions of Mr. McGregor’s Amended and Restated Executive Employment Agreement are substantially the same as those contained in Mr. Koehler’s Amended and Restated Executive Employment Agreement.

Christopher W. Wright

Our Amended and Restated Executive Employment Agreement with Mr. Wright dated as of December 11, 2007 provides for at-will employment as our Vice President, General Counsel and Secretary. Mr. Wright initially received a base salary of $225,000 per year, which was increased to $240,000 effective March 1, 2008 and further increased to $246,000 effective April 3, 2011, and is eligible to receive an annual discretionary cash bonus of up to 50% of his base salary, to be paid based upon performance criteria set by the Board. All other terms and conditions of Mr. Wright’s Amended and Restated Executive Employment Agreement are substantially the same as those contained in Mr. Koehler’s Amended and Restated Executive Employment Agreement.

Michael Kandris

Our Executive Employment Agreement with Mr. Kandris dated as of January 6, 2013 provides for at-will employment as our Chief Operating Officer. Mr. Kandris’ base salary is $246,000 per year and he is eligible to receive an annual discretionary cash bonus of up to 50% of his base salary, to be paid based upon performance criteria set by the Board. All other terms and conditions of Mr. Kandris’s Executive Employment Agreement are substantially the same as those contained in Mr. Koehler’s Amended and Restated Executive Employment Agreement.

Clawback Policy

In 2011, our Compensation Committee instituted a “clawback” policy with respect to incentive compensation. Except as otherwise required by applicable law and regulations, the clawback policy applies to any incentive-based compensation awarded or paid after January 1, 2011. The clawback policy mitigates the risks associated with our compensation policies, because certain executive officers will be required to repay compensation in the circumstances identified in the policy. The clawback policy requires recoupment of the incentive based compensation paid or granted to certain executive officers in the event of a material noncompliance with any financial reporting requirements under the federal securities laws (other than to comply with changes in applicable accounting principles).

Our Compensation Committee will reevaluate and, if necessary, revise our clawback policy to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act once the rules implementing the clawback requirements have been finalized by the Securities and Exchange Commission.

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Outstanding Equity Awards at Fiscal Year-End – 2012

The following table sets forth information about outstanding equity awards held by our named executive officers as of December 31, 2012.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested($)(2)
Neil M. Koehler	18,750(3)	37,500(3)	$0.86	8/1/2021	42,856(4)	$13,714
					53,571(5)	$17,143

Bryon T. McGregor	8,571(6)	17,143(6)	$0.86	8/1/2021	12,000(7)	$3,840
					15,000(8)	$4,800

Christopher W. Wright	8,571(6)	17,143(6)	$0.86	8/1/2021	12,000(7)	$3,840
					15,000(8)	$4,800

(1)	The stock awards reported in the above table represent shares of restricted stock and stock options granted under our 2006 Plan.
(2)	Represents the fair market value per share of our common stock on December 31, 2012, which was $0.32, multiplied by the number of shares that had not vested as of that date.
(3)	Represents stock options granted on August 1, 2011. The option vested as to 18,750 shares on April 1, 2012 and will vest as to 18,750 shares on each of April 1, 2013 and 2014.
(4)	Represents shares granted on October 20, 2010. Mr. Koehler’s grant vests as to 21,428 shares on each of October 4, 2013 and 2014.
(5)	Represents shares granted on August 1, 2011. Mr. Koehler’s grant vests as to 17,857 shares on each of April 1, 2013, 2014 and 2015.
(6)	Represents stock options granted on August 1, 2011. The option vested as to 8,571 shares on April 1, 2012 and will vest as to 8,571 shares on April 1, 2013 and as to 8,572 shares on April 1, 2014.
(7)	Represents shares granted on October 20, 2010. The grant vests as to 6,000 shares on each of October 4, 2013 and 2014.
(8)	Represents shares granted on August 1, 2011. The grant vests as to 5,000 shares on each of April 1, 2013, 2014 and 2015.

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Certain Relationships and Related Transactions

Policies and Procedures for Approval of Related Party Transactions

Our Board has the responsibility to review and discuss with management and approve, and has adopted written policies and procedures relating to approval or ratification of, interested transactions with related parties. During this process, the material facts as to the related party’s interest in a transaction are disclosed to all Board members or the Audit Committee. Under the policies and procedures, the Board, through the Audit Committee, is to review each interested transaction with a related party that requires approval and either approve or disapprove of the entry into the interested transaction. An interested transaction is any transaction in which we are a participant and in which any related party has or will have a direct or indirect interest. Transactions that are in the ordinary course of business and would not require either disclosure required by Item 404(a) of Regulation S-K under the Securities Act or approval of the Board or an independent committee of the Board as required by applicable NASDAQ rules would not be deemed interested transactions. No director may participate in any approval of an interested transaction with respect to which he or she is a related party. Our Board intends to approve only those related party transactions that are in the best interests of Pacific Ethanol and our stockholders.

Other than as described below or elsewhere in this Proxy Statement, since January 1, 2011, there has not been a transaction or series of related transactions to which Pacific Ethanol was or is a party involving an amount in excess of $120,000 and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. All of the below transactions were separately approved by our Board.

Certain Relationships and Related Transactions

Miscellaneous

We are or have been a party to employment and compensation arrangements with related parties, as more particularly described above in “Management—Executive Employment Agreements.” We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Neil M. Koehler

Series B Preferred Stock

On May 20, 2008, we sold to Neil M. Koehler, who is our President and Chief Executive Officer and one of our directors, 256,410 shares of our Series B Preferred Stock, all of which were initially convertible into an aggregate of 109,890 shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.43, and warrants to purchase an aggregate of 54,945 shares of our common stock at an exercise price of $49.00 per share, for an aggregate purchase price of $5,000,000. As a result of various anti-dilution adjustments, the conversion ratio of the Series B Preferred Stock has declined to approximately 1-for-7.7. For each of the years ended December 31, 2012 and 2011, we accrued cash dividends in the amount of $350,000 in respect of shares of Series B Preferred Stock held by Mr. Koehler.

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On August 21, 2012, we entered into an agreement with Mr. Koehler under which $105,000 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Koehler were to be paid in shares of our common stock at a price per share of $0.31. We made such payment by issuing an aggregate of 338,709 shares of common stock to Mr. Koehler on August 24, 2012. On December 26, 2012, we entered into an agreement with Mr. Koehler under which $105,000 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Koehler were to be paid in shares of our common stock at a price per share of $0.34. We made such payment by issuing an aggregate of 311,301 shares of common stock to Mr. Koehler on December 31, 2012. As of December 31, 2012, in aggregate, dividends totaling $840,000 had not been paid. On March 27, 2013, we entered into an agreement with Mr. Koehler under which $105,000 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Koehler were to be paid in shares of our common stock at a price per share of $0.35. We made such payment by issuing an aggregate of 300,000 shares of common stock to Mr. Koehler on March 28, 2013.

Loan Transaction

On March 30, 2009, we entered into an unsecured promissory note in favor of Mr. Koehler. The promissory note was for the principal amount of $1,000,000. Interest on the unpaid principal amount of the promissory note accrues at a rate per annum of 8.00%. On March 29, 2010, we entered into an amendment to the promissory note to extend its maturity date to January 5, 2011. On October 29, 2010, we paid all accrued interest under the promissory note, totaling $126,500. On November 5, 2010, we entered into an amendment to the promissory note extending its maturity date to March 31, 2012. On December 31, 2010, we paid all accrued interest under the promissory note, totaling $13,774. On November 30, 2011, we made a principal payment of $250,000, resulting in an unpaid principal balance of $750,000. On March 7, 2012, we entered into an amendment to the promissory note further extending its maturity date to March 31, 2013. On February 7, 2013, we entered into an amendment to the promissory note further extending its maturity date to March 31, 2014. For the year ended December 31, 2012, we paid all accrued interest under the promissory note, totaling $60,164.

Restricted Stock and Option Grants

On August 1, 2011, we granted 71,429 shares of our restricted common stock to Mr. Koehler in consideration of services provided. The value of the common stock was determined to be $61,429. On August 1, 2011, we also granted to Mr. Koehler an option to purchase up to 56,250 shares of our common stock at an exercise price of $0.86 per share as incentive compensation. The option vested as to 33.3% of the shares on each of April 1, 2012 and 2013 and vests as to the final 33.3% of the shares on April 1, 2014.

On March 1, 2013, we granted 1,000,000 shares of our restricted common stock to Mr. Koehler in consideration of services provided. The value of the common stock was determined to be $381,000.

On April 12, 2013, were granted 250,000 shares of our restricted common stock to Mr. Koehler in consideration of services provided. The value of the common stock was determined to be $77,825.

Paul P. Koehler

Paul P. Koehler, a brother of Neil M. Koehler, is employed by us as Vice President of Corporate Development at an annual salary of $220,000.

On May 20, 2008, we sold to Mr. Koehler 12,820 shares of our Series B Preferred Stock, all of which were initially convertible into an aggregate of 5,494 shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.43, and warrants to purchase an aggregate of 2,747 shares of our common stock at an exercise price of $49.00 per share, for an aggregate purchase price of $250,000. As a result of various anti-dilution adjustments, the conversion ratio of the Series B Preferred Stock has declined to approximately 1-for-7.7. For each of the years ended December 31, 2012 and 2011, we accrued cash dividends in the amount of $17,500 in respect of shares of Series B Preferred Stock held by Mr. Koehler.

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On August 21, 2012, we entered into an agreement with Mr. Koehler under which $5,250 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Koehler were to be paid in shares of our common stock at a price per share of $0.31. We made such payment by issuing an aggregate of 16,935 shares of common stock to Mr. Koehler on August 24, 2012. On December 26, 2012, we entered into an agreement with Mr. Koehler under which $5,250 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Koehler were to be paid in shares of our common stock at a price per share of $0.34. We made such payment by issuing an aggregate of 15,564 shares of common stock to Mr. Koehler on December 31, 2012. As of December 31, 2012, in aggregate, dividends totaling $42,000 had not been paid. On March 27, 2013, we entered into an agreement with Mr. Koehler under which $5,250 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Koehler were to be paid in shares of our common stock at a price per share of $0.35. We made such payment by issuing an aggregate of 14,999 shares of common stock to Mr. Koehler on March 28, 2013.

Restricted Stock Grants

On August 1, 2011, we granted 10,714 shares of our restricted common stock to Mr. Koehler in consideration of services provided. The value of the common stock was determined to be $9,214.

On January 7, 2013, we granted 187,500 shares of our restricted common stock to Mr. Koehler in consideration of services provided. The value of the common stock was determined to be $67,406.

Thomas D. Koehler

On May 20, 2008, we sold to Thomas D. Koehler, a brother of Neil M. Koehler, who is our President and Chief Executive Officer and one of our directors, 12,820 shares of our Series B Preferred Stock, all of which were initially convertible into an aggregate of 5,494 shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.43, and warrants to purchase an aggregate of 2,747 shares of our common stock at an exercise price of $49.00 per share, for an aggregate purchase price of $250,000. As a result of various anti-dilution adjustments, the conversion ratio of the Series B Preferred Stock has declined to approximately 1-for-7.7. For each of the years ended December 31, 2012 and 2011, we accrued cash dividends in the amount of $17,500 in respect of shares of Series B Preferred Stock held by Mr. Koehler.

On August 21, 2012, we entered into an agreement with Mr. Koehler under which $5,250 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Koehler were to be paid in shares of our common stock at a price per share of $0.31. We made such payment by issuing an aggregate of 16,935 shares of common stock to Mr. Koehler on August 24, 2012. On December 26, 2012, we entered into an agreement with Mr. Koehler under which $5,250 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Koehler were to be paid in shares of our common stock at a price per share of $0.34. We made such payment by issuing an aggregate of 15,564 shares of common stock to Mr. Koehler on December 31, 2012. As of December 31, 2012, in aggregate, dividends totaling $42,000 had not been paid. On March 27, 2013, we entered into an agreement with Mr. Koehler under which $5,250 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Koehler were to be paid in shares of our common stock at a price per share of $0.35. We made such payment by issuing an aggregate of 14,999 shares of common stock to Mr. Koehler on March 28, 2013.

On April 1, 2008, we entered into an Independent Contractor Services Agreement with Mr. Koehler for the provision of strategic consulting services, including in connection with promoting Pacific Ethanol, and ethanol as a fuel additive and transportation fuel, with governmental agencies. Mr. Koehler was compensated at a rate of $5,000 per month under this arrangement from April 1, 2008 through September 30, 2010. Effective October 1, 2010, Mr. Koehler’s compensation was increased to $7,500 per month.

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William L. Jones

Series B Preferred Stock

On May 20, 2008, we sold to Mr. Jones 12,820 shares of our Series B Preferred Stock, all of which were initially convertible into an aggregate of 5,494 shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.43, and warrants to purchase an aggregate of 2,747 shares of our common stock at an exercise price of $49.00 per share, for an aggregate purchase price of $250,000. As a result of various anti-dilution adjustments, the conversion ratio of the Series B Preferred Stock has declined to approximately 1-for-7.7. For each of the years ended December 31, 2012 and 2011, we accrued cash dividends in the amount of $17,500 in respect of shares of Series B Preferred Stock held by Mr. Jones.

On August 21, 2012, we entered into an agreement with Mr. Jones under which $5,250 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Jones were to be paid in shares of our common stock at a price per share of $0.31. We made such payment by issuing an aggregate of 16,935 shares of common stock to Mr. Jones on August 24, 2012. On December 26, 2012, we entered into an agreement with Mr. Jones under which $5,250 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Jones were to be paid in shares of our common stock at a price per share of $0.34. We made such payment by issuing an aggregate of 15,564 shares of common stock to Mr. Jones on December 31, 2012. As of December 31, 2012, in aggregate, dividends totaling $42,000 had not been paid. On March 27, 2013, we entered into an agreement with Mr. Jones under which $5,250 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Jones were to be paid in shares of our common stock at a price per share of $0.35. We made such payment by issuing an aggregate of 14,999 shares of common stock to Mr. Jones on March 28, 2013.

Loan Transaction

On March 30, 2009, we entered into an unsecured promissory note in favor of Mr. Jones. The promissory note was for the principal amount of $1,000,000. Interest on the unpaid principal amount of the promissory note accrued at a rate per annum of 8.00%. On October 29, 2010, we paid $750,000 in principal and all accrued interest under the promissory note, totaling $127,000. On November 5, 2010, we entered into an amendment to the promissory note extending its maturity date to March 31, 2012. On December 31, 2010, we paid all accrued interest under the promissory note, totaling $3,000. On November 30, 2011, we paid in full the remainder of the outstanding balance of $250,000 on the promissory note. For the year ended December 31, 2011, we paid all accrued interest under the promissory note, totaling $18,300.

Restricted Stock Grants

On August 1, 2011, we granted 11,429 shares of our restricted common stock to Mr. Jones in consideration of services provided. The value of the common stock was determined to be $9,829.

On January 7, 2013, we granted 200,000 shares of our restricted common stock to Mr. Jones in consideration of services provided. The value of the common stock was determined to be $71,900.

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Michael D. Kandris

Consulting Services

During the years ended December 31, 2012 and 2011, Mr. Kandris provided consulting services to us concerning ethanol plant operations and was paid $239,135 and $203,076, respectively, for his services.

Restricted Stock Grants

On August 1, 2011, we granted 8,571 shares of our restricted common stock to each of our non-employee directors (except for the Chairman of our Board, Mr. Jones) in consideration of services provided. The value of the common stock was determined to be $7,371.

On January 7, 2013, we granted 150,000 shares of our restricted common stock to each of our non-employee directors (except for the Chairman of our Board, Mr. Jones) in consideration of services provided. The value of the common stock was determined to be $53,925.

Christopher W. Wright

On August 1, 2011, we granted 20,000 shares of our restricted common stock to Mr. Wright in consideration of services provided. The value of the common stock was determined to be $17,200. On August 1, 2011, we also granted to Mr. Wright an option to purchase up to 25,714 shares of our common stock at an exercise price of $0.86 per share as incentive compensation. The option vested as to 33.3% of the shares on each of April 1, 2012 and 2013 and vests as to the final 33.3% of the shares on April 1, 2014.

On March 1, 2013, we granted 350,000 shares of our restricted common stock to Mr. Wright in consideration of services provided. The value of the common stock was determined to be $133,350.

Bryon T. McGregor

On August 1, 2011, we granted 20,000 shares of our restricted common stock to Mr. McGregor in consideration of services provided. The value of the common stock was determined to be $17,200. On August 1, 2011, we also granted to Mr. McGregor an option to purchase up to 25,714 shares of our common stock at an exercise price of $0.86 per share as incentive compensation. The option vested as to 33.3% of the shares on each of April 1, 2012 and 2013 and vests as to the final 33.3% of the shares on April 1, 2014.

On March 1, 2013, we granted 350,000 shares of our restricted common stock to Mr. McGregor in consideration of services provided. The value of the common stock was determined to be $133,350.

Terry L. Stone, John L. Prince, Douglas L. Kieta and Larry D. Layne

Messrs. Stone, Prince, Kieta and Layne serve as non-employee directors on our Board. On August 1, 2011, we granted 8,571 shares of our restricted common stock to each of our non-employee directors (except for the Chairman of our Board, Mr. Jones) in consideration of services provided. The value of the common stock granted to each of Messrs. Stone, Prince, Kieta and Layne on August 1, 2011 was determined to be $7,371.

On January 7, 2013, we granted 150,000 shares of our restricted common stock to each of our non-employee directors (except for the Chairman of our Board, Mr. Jones) in consideration of services provided. The value of the common stock granted to each of Messrs. Stone, Prince, Kieta and Layne on January 7, 2013 was determined to be $53,925.

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Lyles United, LLC

On March 27, 2008, we sold to Lyles United, LLC, or Lyles United, 2,051,282 shares of our Series B Preferred Stock, all of which were initially convertible into an aggregate of 879,121 shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.43, and warrants to purchase an aggregate of 439,560 shares of our common stock at an exercise price of $49.00 per share, for an aggregate purchase price of $40,000,000. As a result of various anti-dilution adjustments, the conversion ratio of the Series B Preferred Stock has declined to approximately 1-for-7.7. For each of the years ended December 31, 2012 and 2011, we accrued cash dividends in the amount of $700,000 in respect of shares of Series B Preferred Stock held by Lyles United.

On August 21, 2012, we entered into an agreement with Lyles United under which $367,068 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Lyles United were to be paid in shares of our common stock at a price per share of $0.31. We made such payment by issuing an aggregate of 1,184,091 shares of common stock to Lyles United on August 24, 2012. On December 26, 2012, we entered into an agreement with Lyles United under which $367,068 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Lyles United were to be paid in shares of our common stock at a price per share of $0.34. We made such payment by issuing an aggregate of 1,088,275 shares of common stock to Lyles United on December 31, 2012. As of December 31, 2012, in aggregate, dividends totaling $2,936,546 had not been paid. On March 27, 2013, we entered into an agreement with Lyles United under which $367,068 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Lyles United were to be paid in shares of our common stock at a price per share of $0.35. We made such payment by issuing an aggregate of 1,048,767 shares of common stock to Lyles United on March 28, 2013.

Frank P. Greinke

Series B Preferred Stock

For each of the years ended December 31, 2012 and 2011, we accrued cash dividends in the amount of $116,000 in respect of shares of Series B Preferred Stock held by the Greinke Personal Living Trust Dated April 20, 1999 (“Greinke Trust”). Frank P. Greinke is one of our former directors and the trustee of the holder of shares of our issued and outstanding Series B Preferred Stock. The Greinke Trust acquired its shares of Series B Preferred Stock from Lyles United in December 2009. On January 4, 2011, the Greinke Trust converted 170,358 shares of Series B Preferred Stock into 142,857 shares of our common stock. On January 10, 2011, the Greinke Trust converted 233,782 shares of Series B Preferred Stock into 196,042 shares of our common stock.

Shares of our Series B Preferred Stock, which were initially convertible into shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.43, were converted into shares of our common stock based on lower conversion ratios resulting from various anti-dilution adjustments, thereby increasing the number of shares of common stock issued to the Greinke Trust in connection with its conversions of our Series B Preferred Stock. The current conversion ratio is approximately 1-for-7.7.

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On August 21, 2012, we entered into an agreement with the Greinke Trust under which $189,656 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by the Greinke Trust were to be paid in shares of our common stock at a price per share of $0.31. We made such payment by issuing an aggregate of 611,795 shares of common stock to the Greinke Trust on August 24, 2012. On December 26, 2012, we entered into an agreement with the Greinke Trust under which $189,656 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by the Greinke Trust were to be paid in shares of our common stock at a price per share of $0.34. We made such payment by issuing an aggregate of 562,288 shares of common stock to the Greinke Trust on December 31, 2012. As of December 31, 2012, in aggregate, dividends totaling $1,517,250 had not been paid. On March 27, 2013, we entered into an agreement with the Greinke Trust under which $189,656 of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by the Greinke Trust were to be paid in shares of our common stock at a price per share of $0.35. We made such payment by issuing an aggregate of 541,875 shares of common stock to the Greinke Trust on March 28, 2013.

Sales of Ethanol

During the years ended December 31, 2012 and 2011, we contracted with Southern Counties Oil Co., an entity controlled by Mr. Greinke, for sales of ethanol in an aggregate amount of approximately $1,062,600 and $11,775,000, respectively.

Ryan W. Turner

Mr. Turner was appointed to our Board in February 2010. We paid $14,539 in director fees to Mr. Turner for services provided as a member of our Board during 2011. On April 4, 2011, Mr. Turner chose not to stand for reelection as a member of our Board and his directorship ceased on May 9, 2011.

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Other Information

Stockholder Proposals

Pursuant to Rule 14a–8 under the Exchange Act, proposals by stockholders that are intended for inclusion in our Proxy Statement and proxy card and to be presented at our next annual meeting must be received by us no later than December 30, 2013 in order to be considered for inclusion in our proxy materials relating to the next annual meeting. Such proposals shall be addressed to our corporate Secretary at Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814 and may be included in next year’s annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

Stockholder nominations of persons for election to our Board, or proposals by stockholders that are not intended for inclusion in our proxy materials, may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law. However, stockholder nominations of persons for election to our Board at a special meeting may only be made if our Board has determined that directors are to be elected at the special meeting.

To be timely, stockholder nominations of persons for election to our Board, or proposals not intended for inclusion in our proxy materials, must be delivered to our Secretary at our corporate headquarters not later than:

•	In the case of an annual meeting, the close of business on March 17, 2014. However, if the date of the meeting has changed more than 30 days from the date of the prior year’s meeting, then in order for the stockholder’s notice to be timely it must be delivered to our corporate Secretary a reasonable time before we mail our proxy materials for the current year’s meeting. For purposes of the preceding sentence, a “reasonable time” coincides with any adjusted deadline we publicly announce.

•	In the case of a special meeting, the close of business on the 7th day following the day on which we first publicly announce the date of the special meeting.

Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

Available Information

We are subject to the informational requirements of the Exchange Act. In accordance with the Exchange Act, we file reports, proxy statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Our common stock trades on The NASDAQ Capital Market under the symbol “PEIX.”

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Annual Report

A copy of our Annual Report on Form 10-K for the year ended December 31, 2012 has been provided concurrently with this Proxy Statement (or made available electronically, for stockholders who elected to access these materials over the Internet) to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part of our proxy solicitation materials. Copies of our Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2012 will be furnished by first class mail, without charge, to any person from whom the accompanying proxy is solicited upon written or oral request to Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814, Attention: Investor Relations, telephone (916) 403-2123. If exhibit copies are requested, a copying charge of $0.20 per page applies. In addition, all of our public filings, including our Annual Report, can be found free of charge on the website of the Securities and Exchange Commission at http://www.sec.gov.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

57

Pacific Ethanol, Inc.

PACIFIC ETHANOL, INC.
ATTN: MIKE KRAMER
400 CAPITOL MALL, SUITE 2060
SACRAMENTO, CA 95814-4407

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M59778-P38892 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC ETHANOL, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) William L. Jones
02) Neil M. Koehler
03) Terry L. Stone
04) John L. Prince
05) Douglas L. Kieta
06) Larry D. Layne
07) Michael D. Kandris

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To approve the 2012 compensation of the Company's named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (say-on-pay).	☐	☐	☐

The Board of Directors recommends you vote 3 years on the following proposal:

	1 Year	2 Years	3 Years	Abstain
3. To recommend conducting an advisory vote on executive compensation every one, two or three years.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M59779-P38892

PROXY

FOR 2013 ANNUAL MEETING OF STOCKHOLDERS
PACIFIC ETHANOL, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Pacific Ethanol, Inc. (the "Company") hereby constitutes and appoints Neil M. Koehler and William L. Jones, and each of them, with the power to appoint their substitute(s), as attorney and proxy to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m., local time, on Tuesday, June 18, 2013 at the Sheraton Grand Sacramento, 1230 J Street, Sacramento, CA 95814, and at any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED, "FOR" THREE YEARS ON PROPOSAL THREE AND "FOR" ALL OTHER PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

APPENDIX A

PACIFIC ETHANOL, INC.

2006 STOCK INCENTIVE PLAN

(As Amended Through June 18, 2013)

ARTICLE ONE
GENERAL PROVISIONS

I.             Purpose of the Plan.

This 2006 Stock Incentive Plan is intended to promote the interests of Pacific Ethanol, Inc. by providing eligible persons in the Corporation’s service with the opportunity to acquire a proprietary or economic interest, or otherwise increase their proprietary or economic interest, in the Corporation as an incentive for them to remain in such service and render superior performance during such service. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the attached Appendix.

II.            Structure of the Plan.

A.          The Plan is divided into two equity-based incentive programs:

•	the Discretionary Grant Program, under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock or stock appreciation rights tied to the value of such common stock; and

•	the Stock Issuance Program, under which eligible persons may be issued shares of common stock pursuant to restricted stock or restricted stock unit awards or other stock-based awards, made by and at the discretion of the Plan Administrator, that vest upon the completion of a designated service period and/or the attainment of pre-established performance milestones, or under which shares of common stock may be issued through direct purchase or as a bonus for services rendered to the Corporation (or any Parent or Subsidiary).

B.          The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.          Administration of the Plan.

A.          The Compensation Committee shall have sole and exclusive authority to administer the Discretionary Grant and Stock Issuance Programs, provided, however, that the Board may retain, reassume or exercise from time to time the power to administer those programs with respect to all persons. However, any discretionary Awards to members of the Compensation Committee must be authorized and approved by a disinterested majority of the Board.

B.           The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant and Stock Issuance Programs under its jurisdiction or any Award thereunder.

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C.            Service on the Compensation Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award under the Plan.

IV.          Eligibility.

A.          The persons eligible to participate in the Discretionary Grant and Stock Issuance Programs are as follows:

(i)              Employees;

(ii)             non-employee members of the Board or the board of directors of any Parent or Subsidiary; and

(iii)            Consultants.

B.          The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine (i) with respect to Awards made under the Discretionary Grant Program, which eligible persons are to receive such Awards, the time or times when those Awards are to be made, the number of shares to be covered by each such Award, the status of any awarded option as either an Incentive Option or a Non-Statutory Option, the exercise price per share in effect for each Award (subject to the limitations set forth in Article Two), the time or times when each Award is to vest and become exercisable and the maximum term for which the Award is to remain outstanding, and (ii) with respect to Awards under the Stock Issuance Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the number of shares subject to each such Award, the vesting schedule (if any) applicable to the shares subject to such Award, and the cash consideration (if any) payable for such shares.

C.          The Plan Administrator shall have the absolute discretion to grant options or stock appreciation rights in accordance with the Discretionary Grant Program and to effect stock issuances or other stock-based awards in accordance with the Stock Issuance Program.

V.          Stock Subject to the Plan.

A.          The stock issuable under the Plan shall be shares of authorized but unissued or reacquired common stock, including shares repurchased by the Corporation on the open market. Subject to any additional shares authorized by the vote of the Board and approved by the stockholders, the number of shares of common stock reserved for issuance over the term of the Plan shall not exceed 13,714,285 shares. Any or all of the shares of common stock reserved for issuance under the Plan shall be authorized for issuance pursuant to Incentive Options or other Awards.

B.           No one person participating in the Plan may be granted Awards of common stock having a Fair Market Value on the applicable grant date(s) of more than One Million Dollars ($1,000,000) in the aggregate per calendar year.

A-2

C.           Shares of common stock subject to outstanding Awards under the Plan shall be available for subsequent issuance under the Plan to the extent those Awards expire or terminate for any reason prior to the issuance of the shares of common stock subject to those Awards. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation at the original exercise or issue price paid per share pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of common stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of common stock, the authorized reserve of common stock under the Plan shall be reduced only by the net number of shares issued under the exercised stock option. Should shares of common stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an Award under the Plan, the number of shares of common stock available for issuance under the Plan shall be reduced only by the net number of shares issued with respect to that Award.

D.           If any change is made to the common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan per calendar year, (iii) the number and/or class of securities and the exercise or base price per share (or any other cash consideration payable per share) in effect under each outstanding Award under the Discretionary Grant Program, and (iv) the number and/or class of securities subject to each outstanding Award under the Stock Issuance Program and the cash consideration (if any) payable per share thereunder. To the extent such adjustments are to be made to outstanding Awards, those adjustments shall be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under those Awards. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO
DISCRETIONARY GRANT PROGRAM

I.             Option Terms.

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.           Exercise Price.

1.           The exercise price per share shall be fixed by the Plan Administrator but shall not be less than 85% of the Fair Market Value per share of common stock on the option grant date.

2.           The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the following forms that the Plan Administrator may deem appropriate in each individual instance:

(i)           cash or check made payable to the Corporation;

(ii)           shares of common stock valued at Fair Market Value on the Exercise Date and held for the period (if any) necessary to avoid any additional charges to the Corporation’s earnings for financial reporting purposes; or

(iii)           to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm to complete the sale.

A-3

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.           Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten years measured from the option grant date.

C.           Effect of Termination of Service.

1.           The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i)           Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option or as otherwise specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with Optionee, but no such option shall be exercisable after the expiration of the option term.

(ii)           Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii)           During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which that option is at the time exercisable. No additional shares shall vest under the option following the Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

2.           The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i)           extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii)           permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of common stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

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D.           Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.           Repurchase Rights. The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of common stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.           Transferability of Options. The transferability of options granted under the Plan shall be governed by the following provisions:

(i)           Incentive Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death.

(ii)           Non-Statutory Options. Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Optionee’s lifetime to one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

(iii)           Beneficiary Designations. Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II.             Incentive Options.

The terms specified below, together with any additions, deletions or changes thereto imposed from time to time pursuant to the provisions of the Code governing Incentive Options, shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A.           Eligibility. Incentive Options may only be granted to Employees.

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B.           Exercise Price. The exercise price per share shall not be less than 100% of the Fair Market Value per share of common stock on the option grant date.

C.           Dollar Limitation. The aggregate Fair Market Value of the shares of common stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitation on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

D.           10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of common stock on the option grant date, and the option term shall not exceed five years measured from the option grant date.

III.           Stock Appreciation Rights.

A.           Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

B.           Types. Three types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights (“Tandem Rights”), (ii) standalone stock appreciation rights (“Standalone Rights”) and (iii) limited stock appreciation rights (“Limited Rights”).

C.           Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

1.           One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying stock option for shares of common stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

2.           No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section III may be made in shares of common stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

3.           If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten years after the date of the option grant.

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D.           Standalone Rights. The following terms and conditions shall govern the grant and exercise of Standalone Rights under this Article Two:

1.           One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Standalone Right not tied to any underlying option under this Discretionary Grant Program. The Standalone Right shall relate to a specified number of shares of common stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Standalone Right have a maximum term in excess of ten years measured from the grant date. Upon exercise of the Standalone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of common stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

2.           The number of shares of common stock underlying each Standalone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Standalone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of common stock on the grant date.

3.           Standalone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder’s lifetime, except to one or more Family Members of the holder or to a trust established exclusively for the holder and/or such Family Members, to the extent such assignment is in connection with the holder’s estate plan or pursuant to a domestic relations order covering the Standalone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Standalone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.

4.           The distribution with respect to an exercised Standalone Right may be made in shares of common stock valued at Fair Market Value on the exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

5.           The holder of a Standalone Right shall have no stockholder rights with respect to the shares subject to the Standalone Right unless and until such person shall have exercised the Standalone Right and become a holder of record of shares of common stock issued upon the exercise of such Standalone Right.

E.           Limited Rights. The following terms and conditions shall govern the grant and exercise of Limited Rights under this Article Two:

1.           One or more Section 16 Insiders may, in the Plan Administrator’s sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.

2.           Upon the occurrence of a Hostile Take-Over, the Section 16 Insider shall have the unconditional right (exercisable for a 30-day period following such Hostile Take-Over) to surrender each option with such a Limited Right to the Corporation. The Section 16 Insider shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for those vested shares. Such cash distribution shall be made within five days following the option surrender date.

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3.           The Plan Administrator shall pre-approve, at the time such Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section III. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

F.           Post-Service Exercise. The provisions governing the exercise of Tandem, Standalone and Limited Stock Appreciation Rights following the cessation of the recipient’s Service or the recipient’s death shall be substantially the same as those set forth in Section I.C of this Article Two for the options granted under the Discretionary Grant Program.

G.           Net Counting. Upon the exercise of any Tandem, Standalone or Limited Right under this Section III, the share reserve under Section V of Article One shall only be reduced by the net number of shares actually issued by the Corporation upon such exercise, and not by the gross number of shares as to which such Tandem, Standalone or Limited Right is exercised.

IV.           Change in Control/ Hostile Take-Over.

A.           No Award outstanding under the Discretionary Grant Program at the time of a Change in Control shall vest and become exercisable on an accelerated basis if and to the extent that: (i) such Award is, in connection with the Change in Control, assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, (ii) such Award is replaced with a cash retention program of the successor corporation that preserves the spread existing at the time of the Change in Control on the shares of common stock as to which the Award is not otherwise at that time vested and exercisable and provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those shares, or (iii) the acceleration of such Award is subject to other limitations imposed by the Plan Administrator. However, if none of the foregoing conditions are satisfied, each Award outstanding under the Discretionary Grant Program at the time of the Change in Control but not otherwise vested and exercisable as to all the shares at the time subject to that Award shall automatically accelerate so that each such Award shall, immediately prior to the effective date of the Change in Control, vest and become exercisable as to all the shares of common stock at the time subject to that Award and may be exercised as to any or all of those shares as fully vested shares of common stock.

B.           All outstanding repurchase rights under the Discretionary Grant Program shall also terminate automatically, and the shares of common stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C.           Immediately following the consummation of the Change in Control, all outstanding Awards under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction.

D.           Each option that is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities that would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. In the event outstanding Standalone Rights are to be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of common stock underlying each such Standalone Right shall be adjusted immediately after such Change in Control to apply to the number and class of securities into which those shares of common stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the base price per share in effect under each outstanding Standalone Right, provided the aggregate base price shall remain the same, (iii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, and (iv) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan per calendar year. To the extent the actual holders of the Corporation’s outstanding common stock receive cash consideration for their common stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards under the Discretionary Grant Program, substitute, for the securities underlying those assumed Awards, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of common stock in such Change in Control transaction.

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E.           The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall, immediately prior to the effective date of a Change in Control or a Hostile Take-Over, vest and become exercisable as to all the shares at the time subject to those Awards and may be exercised as to any or all of those shares as fully vested shares of common stock, whether or not those Awards are to be assumed or otherwise continued in full force and effect pursuant to the express terms of such transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate at the time of such Change in Control or consummation of such Hostile Take-Over and shall not be assignable to successor corporation (or parent thereof), and the shares subject to those terminated rights shall accordingly vest in full at the time of such Change in Control or consummation of such Hostile Take-Over.

F.           The Plan Administrator shall have full power and authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall immediately vest and become exercisable as to all of the shares at the time subject to those Awards in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed 18 months) following the effective date of any Change in Control or a Hostile Take-Over in which those Awards do not otherwise vest on an accelerated basis. Any Awards so accelerated shall remain exercisable as to fully vested shares until the expiration or sooner termination of their term. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

G.           The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

H.           Awards outstanding under the Discretionary Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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ARTICLE THREE
STOCK ISSUANCE PROGRAM

I.             Stock Issuance Terms.

A.           Issuances. Shares of common stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement that complies with the terms specified below. Shares of common stock may also be issued under the Stock Issuance Program pursuant to restricted stock awards or restricted stock units, awarded by and at the discretion of the Plan Administrator, that entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals and/or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units.

B.           Issue Price.

1.           The price per share at which shares of common stock may be issued under the Stock Issuance Program shall be fixed by the Plan Administrator, but shall not be less than 100% of the Fair Market Value per share of common stock on the issuance date.

2.           Shares of common stock may be issued under the Stock Issuance Program for any of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

(i)           cash or check made payable to the Corporation;

(ii)           past services rendered to the Corporation (or any Parent or Subsidiary); or

(iii)          any other valid form of consideration permissible under the Delaware Corporations Code at the time such shares are issued.

C.           Vesting Provisions.

1.           Shares of common stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service and/or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of common stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of common stock may also be issued under the Stock Issuance Program pursuant to restricted stock awards or restricted stock units that entitle the recipients to receive the shares underlying those awards and/or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation) a deferred distribution date following the termination of the Participant’s Service.

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2.           The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards under the Stock Issuance Program so that the shares of common stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (i) return on total stockholders’ equity; (ii) net income per share of common stock; (iii) net income or operating income; (iv) earnings before interest, taxes, depreciation, amortization and stock-compensation costs, or operating income before depreciation and amortization; (v) sales or revenue targets; (vi) return on assets, capital or investment; (vii) cash flow; (viii) market share; (ix) cost reduction goals; (x) budget comparisons; (xi) implementation or completion of projects or processes strategic or critical to the Corporation’s business operations; (xii) measures of customer satisfaction; (xiii) any combination of, or a specified increase in, any of the foregoing; and (xiv) the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance the Corporation’s revenue or profitability or expand its customer base; provided, however, that for purposes of items (ii), (iii) and (vii) above, the Plan Administrator may, at the time the Awards are made, specify certain adjustments to such items as reported in accordance with generally accepted accounting principles in the U.S. (“GAAP”), which will exclude from the calculation of those performance goals one or more of the following: certain charges related to acquisitions, stock-based compensation, employer payroll tax expense on certain stock option exercises, settlement costs, restructuring costs, gains or losses on strategic investments, non-operating gains or losses, certain other non-cash charges, valuation allowance on deferred tax assets, and the related income tax effects, purchases of property and equipment, and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or its successor, provided that such adjustments are in conformity with those reported by the Corporation on a non-GAAP basis. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business groups or divisions thereof or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned, and a maximum level of performance at which an award will be fully earned. The Plan Administrator may provide that, if the actual level of attainment for any performance objective is between two specified levels, the amount of the award attributable to that performance objective shall be interpolated on a straight-line basis.

3.           Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that the Participant may have the right to receive with respect to the Participant’s unvested shares of common stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of common stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

4.           The Participant shall have full stockholder rights with respect to any shares of common stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. The Participant shall not have any stockholder rights with respect to the shares of common stock subject to a restricted stock unit award until that award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock unit or restricted stock awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

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5.           Should the Participant cease to remain in Service while holding one or more unvested shares of common stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of common stock, then except as set forth in Section I.C.6 of this Article Three, those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash, cash equivalent or otherwise, the Corporation shall repay to the Participant the same amount and form of consideration as the Participant paid for the surrendered shares.

6.           The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of common stock that would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of common stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares that were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s Involuntary Termination or as otherwise provided in Section II.E of this Article Three.

7.           Outstanding restricted stock awards or restricted stock units under the Stock Issuance Program shall automatically terminate, and no shares of common stock shall actually be issued in satisfaction of those awards or units, if the performance goals or Service requirements established for such awards or units are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of common stock under one or more outstanding restricted stock awards or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to awards or units which were at the time of grant intended to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s Involuntary Termination or as otherwise provided in Section II.E of this Article Three.

II.             Change in Control/ Hostile Take-Over.

A.           All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of common stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

B.           Each outstanding Award under the Stock Issuance Program that is assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control to apply to the number and class of securities into which the shares of common stock subject to the Award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time, and appropriate adjustments shall also be made to the cash consideration (if any) payable per share thereunder, provided the aggregate amount of such consideration shall remain the same. If any such Award is not so assumed or otherwise continued in effect or replaced with a cash retention program which preserves the Fair Market Value of the shares underlying the Award at the time of the Change in Control and provides for the subsequent payout of that value in accordance with the vesting schedule in effect for the Award at the time of such Change in Control, such Award shall vest, and the shares of common stock subject to that Award shall be issued as fully-vested shares, immediately prior to the consummation of the Change in Control.

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C.           The Plan Administrator shall have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of common stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period (not to exceed 18 months) following the effective date of that Change in Control transaction.

D.           The Plan Administrator shall also have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of common stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Hostile Take-Over or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period (not to exceed 18 months) following the effective date of that Hostile Take-Over.

E.           The Plan Administrator’s authority under Paragraphs C and D of this Section II shall also extend to any Award intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those Awards pursuant to Paragraph C or D of this Section II may result in their loss of performance-based status under Code Section 162(m).

F.           Awards outstanding under the Stock Issuance Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE FOUR
MISCELLANEOUS

I.             Tax Withholding.

A.           The Corporation’s obligation to deliver shares of common stock upon the issuance, exercise or vesting of Awards under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

B.           Subject to applicable laws, rules and regulations and policies of the Corporation, the Plan Administrator may, in its discretion, provide any or all Optionees or Participants to whom Awards are made under the Plan with the right to utilize any or all of the following methods to satisfy all or part of the Withholding Taxes to which those holders may become subject in connection with the issuance, exercise or vesting of those Awards.

(i)           Stock Withholding: The election to have the Corporation withhold, from the shares of common stock otherwise issuable upon the issuance, exercise or vesting of those Awards a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed 100%) designated by the Optionee or Participant and make a cash payment equal to such Fair Market Value directly to the appropriate taxing authorities on such individual’s behalf. The shares of common stock so withheld shall not reduce the number of shares of common stock authorized for issuance under the Plan.

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(ii)           Stock Delivery: The election to deliver to the Corporation, at the time the Award is issued, exercised or vests, one or more shares of common stock previously acquired by such the Optionee or Participant (other than in connection with the issuance, exercise or vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed 100%) designated by such holder. The shares of common stock so delivered shall not be added to the shares of common stock authorized for issuance under the Plan.

(iii)           Sale and Remittance: The election to deliver to the Corporation, to the extent the Award is issued or exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee or Participant shall concurrently provide irrevocable instructions to a brokerage firm to effect the immediate sale of the purchased or issued shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the Withholding Taxes required to be withheld by the Corporation by reason of such issuance, exercise or vesting.

II.            Share Escrow/Legends.

Unvested shares issued under the Plan may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

III.           Effective Date and Term of the Plan.

A.           The Plan was initially adopted by the Board on July 19, 2006 and ratified and approved by the Corporation’s stockholders on September 7, 2006. The Plan was amended by the Board on March 5, 2010 and ratified and approved by the Corporation’s stockholders on June 3, 2010 to increase the number of shares authorized for issuance under the Plan from 285,714 shares to 857,142 shares. The Plan was further amended by the Board effective October 20, 2010 to (i) increase the limit on annual awards to any plan participant from 250,000 shares to 1,000,000 shares, and (ii) eliminate the authority of the Plan Administrator to reduce the exercise or base price of one or more outstanding stock options or stock appreciation rights. The Plan was amended by the Board on March 25, 2011 and ratified and approved by the Corporation’s stockholders on May 19, 2011 to increase the number of shares authorized for issuance under the Plan from 857,142 shares to 1,214,285 shares. The Plan was amended by the Board effective April 2, 2012 and ratified and approved by the Corporation’s stockholders on December 13, 2012 to increase the number of shares authorized for issuance under the Plan from 1,214,285 shares to 6,214,285 shares. The Plan was amended by the Board effective March 21, 2013, subject to stockholder approval, to increase the number of shares authorized for issuance under the Plan from 6,214,285 shares to 13,714,285 shares. The Plan was further amended by the Board effective April 12, 2013 to (i) change the limit on annual awards to any plan participant from 1,000,000 shares to a limit of One Million Dollars ($1,000,000), and (ii) eliminate the authority of the Plan Administrator to replace outstanding options or stock appreciation rights or pay cash or issue shares of common stock in consideration of cancelled options or stock appreciation rights.

B.           The Plan shall become effective on the Plan Effective Date. Awards may be granted under the Discretionary Grant Program and the Stock Issuance Program at any time on or after the Plan Effective Date.

C.           The Plan shall terminate upon the earliest to occur of (i) July 19, 2016, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares, (iii) the termination of all outstanding Awards in connection with a Change in Control or (iv) such other date as the Board in its sole discretion terminates the Plan. If the Plan terminates on July 19, 2016 or on such other date as the Board terminates the Plan, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such Awards.

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IV.           Amendment, Suspension or Termination of the Plan.

The Board may suspend or terminate the Plan at any time, without notice, and in its sole discretion. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall materially impair the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, stockholder approval will be required for any amendment to the Plan that (i) materially increases the number of shares of common stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive option grants or other awards under the Plan, (iii) materially increases the benefits accruing to the Optionees and Participants under the Plan or materially reduces the price at which shares of common stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, (v) expands the types of awards available for issuance under the Plan or (vi) is required under applicable laws, rules or regulations to be approved by stockholders.

V.            Use of Proceeds.

Any cash proceeds received by the Corporation from the sale of shares of common stock under the Plan shall be used for general corporate purposes.

VI.           Regulatory Approvals.

A.           The implementation of the Plan, the grant of any Award and the issuance of shares of common stock in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of common stock issuable pursuant to those Awards.

B.           No shares of common stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of common stock issuable under the Plan, and all applicable listing requirements of the NASDAQ Capital Market, if applicable, and any stock exchange or other market on which common stock is then quoted or listed for trading.

VII.          No Employment/ Service Rights.

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

VIII.        Non-Exclusivity of the Plan.

Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Corporation. This Plan shall be construed to be in addition to and independent of any and all other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

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IX.           Governing Law.

All questions and obligations under the Plan and agreements issued pursuant to the Plan shall be construed and enforced in accordance with the laws of the State of Delaware.

X.            Information to Optionees and Participants.

Optionees and Participants under the Plan who do not otherwise have access to financial statements of the Corporation will receive the Corporation’s financial statements at least annually.

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APPENDIX

The following definitions shall be in effect under the Plan:

A.           “Award” means any of the following stock or stock-based awards authorized for issuance or grant under the Plan: stock option, stock appreciation right, direct stock issuance, restricted stock or restricted stock unit award or other stock-based award.

B.           “Board” means the Corporation’s board of directors.

C.           “Change in Control” shall be deemed to have occurred if, in a single transaction or series of related transactions:

(i)           any person (as such term is used in Section 13(d) and 14(d) of the 1934 Act, or persons acting as a group, other than a trustee or fiduciary holding securities under an employment benefit program, is or becomes a “beneficial owner” (as defined in Rule 13-3 under the 1934 Act), directly or indirectly of securities of the Corporation representing 51% or more of the combined voting power of the Corporation, or

(ii)           there is a merger, consolidation, or other business combination transaction of the Corporation with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Corporation outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Corporation (or surviving entity) outstanding immediately after such transaction, or

(iii)           all or substantially all of the Corporation’s assets are sold.

D.           “Code” means the Internal Revenue Code of 1986, as amended.

E.           “common stock” means the Corporation’s common stock, $0.001 par value per share.

F.           “Compensation Committee” means a committee of the Board comprised solely of two or more Eligible Directors who are appointed by the Board to administer the Discretionary Grant and Stock Issuance Programs, who are “outside directors” within the meaning of Section 162(m) of the Code and who are “non-employee directors” within the meaning of Rule 16b-3(b)(3)(i).

G.           “Consultant” means a consultant or other independent advisor who is under written contract with the Corporation (or any Parent or Subsidiary) to provide consulting or advisory services to the Corporation (or any Parent or Subsidiary) and whose securities issued pursuant to the Plan could be registered on Form S-8.

H.           “Corporation” means Pacific Ethanol, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Pacific Ethanol, Inc. that shall by appropriate action adopt the Plan.

I.           “Discretionary Grant Program” means the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

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J.           “Eligible Director” means a Board member who is not, at the time of such determination, an employee of the Corporation (or any Parent or Subsidiary).

K.           “Employee” means an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

L.           “Exercise Date” means the date on which the Corporation shall have received written notice of the option exercise.

M.           “Fair Market Value” per share of common stock on any relevant date shall be determined in accordance with the following provisions:

(i)           If the common stock is at the time traded on the NASDAQ Capital Market, then the Fair Market Value shall be the closing selling price per share of common stock at the close of regular hours trading (i.e., before after- hours trading begins) on the NASDAQ Capital Market on the date in question, as such price is reported by the National Association of Securities Dealers. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)           If the common stock is not traded on the NASDAQ Capital Market but is at the time listed or quoted on any other market or exchange, then the Fair Market Value shall be the closing selling price per share of common stock at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question on the market or exchange determined by the Plan Administrator to be the primary market for the common stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)           In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Plan Administrator.

In addition, with respect to any Incentive Option, the Fair Market Value shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an Incentive Option plan under the Code.

N.           “Family Member” means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships.

O.           “Hostile Take-Over” means either of the following events effecting a change in control or ownership of the Corporation:

(i)           the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders that the Board does not recommend such stockholders to accept, or

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(ii)           a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be composed of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

P.           “Incentive Option” means an option that satisfies the requirements of Code Section 422.

Q.           “Involuntary Termination” means the termination of the Service of any individual that occurs by reason of:

(i)           if such individual is providing services to the Corporation pursuant to a written contract that defines “cause” or “misconduct” or similar reasons such individual could be dismissed or discharged by the Corporation, then such individual’s involuntary dismissal or discharge by the Corporation other than for any of such reasons and other than for Misconduct shall be an Involuntary Termination;

(ii)           if such individual is not providing services to the Corporation pursuant to a written contract that defines “cause” or “misconduct” or similar reasons such individual could be dismissed or discharged by the Corporation, then such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct shall be an Involuntary Termination;

(iii)           if such individual is providing services to the Corporation pursuant to a written contract that defines “good reason” or similar reasons such individual could voluntarily resign, then such individual’s voluntary resignation for any of such reasons shall be an Involuntary Termination; or

(iv)           if such individual is providing services to the Corporation pursuant to a written contract that does not define “good reason” or similar reasons such individual could voluntarily resign, then such individual’s voluntary resignation following (A) a change in his or her position with the Corporation that materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than 15% or (C) a relocation of such individual’s place of employment by more than 50 miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent, shall be an Involuntary Termination.

R.           “Misconduct” means the commission of: any act of fraud, embezzlement or dishonesty by the Optionee or Participant; any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary); any illegal or improper conduct or intentional misconduct, gross negligence or recklessness by such person that has adversely affected or, in the determination of the Plan Administrator, is likely to adversely affect, the business, reputation, goodwill or affairs of the Corporation (or any Parent or Subsidiary) in a material manner; any conduct that provides a basis for the Corporation to terminate for “cause,” “misconduct” or similar reasons the written contract pursuant to which the Optionee or Participant is providing Services to the Corporation; resignation by the Optionee or Participant on fewer than 30 days’ prior written notice and in violation of an agreement to remain in Service of the Corporation, in anticipation of a termination for “cause,” “misconduct” or similar reasons under the agreement, or in lieu of a formal discharge for “cause,” “misconduct” or similar reasons. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

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S.           “1934 Act” means the Securities Exchange Act of 1934, as amended.

T.           “Non-Statutory Option” means an option not intended to satisfy the requirements of Code Section 422.

U.           “Optionee” means any person to whom an option is granted under the Discretionary Grant Program.

V.           “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

W.           “Participant” means any person who is issued shares of common stock or restricted stock units or other stock-based awards under the Stock Issuance Program.

X.           “Permanent Disability” or “Permanently Disabled” means the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve months or more.

Y.           “Plan” means the Corporation’s 2006 Stock Incentive Plan, as set forth in this document.

Z.           “Plan Administrator” means the particular entity, whether the Compensation Committee or the Board, which is authorized to administer the Discretionary Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons then subject to its jurisdiction.

AA.        “Plan Effective Date” means the date that stockholder approval of the Plan is obtained in accordance with Section III.A. of Article Four.

BB.        “Section 16 Insider” means an officer or director of the Corporation subject to the short-swing profit liability provisions of Section 16 of the 1934 Act.

CC.        “Service” means the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, an Eligible Director or a Consultant, except to the extent otherwise specifically provided in the documents evidencing the Award made to such person. For purposes of the Plan, an Optionee or Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the Optionee or Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee or Participant may subsequently continue to perform services for that entity.

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DD.        “Stock Issuance Agreement” means the agreement entered into by the Corporation and the Participant at the time of issuance of shares of common stock under the Stock Issuance Program.

EE.        “Stock Issuance Program” means the stock issuance program in effect under Article Three of the Plan.

FF.        “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

GG.        “Take-Over Price” means the greater of (i) the Fair Market Value per share of common stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or, if applicable, (ii) the highest reported price per share of common stock paid by the tender offeror in effecting such Hostile Take-Over through the acquisition of such common stock. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

HH.        “10% Stockholder” means the owner of stock (as determined under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

II.        “Withholding Taxes” means the federal, state and local income and employment taxes to which the Optionee or Participant may become subject in connection with the issuance, exercise or vesting of the Award made to him or her under the Plan.

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APPENDIX B

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of March 28, 2013, is entered into by and among Pacific Ethanol, Inc., a Delaware corporation with offices located at 400 Capitol Mall, Suite 2060, Sacramento, CA 95814 (the “Company”), and each of the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

RECITALS

A. The Company and each Buyer desire to enter into this transaction to purchase the Notes (as defined below) set forth herein pursuant to a currently effective shelf registration statement on Form S-3, which has sufficient availability for the issuance of securities of the Company (Registration Number 333-180731) (the “Registration Statement”), which Registration Statement has been declared effective in accordance with the Securities Act of 1933, as amended (the “1933 Act”), by the United States Securities and Exchange Commission (the “SEC”).

B. The Company has authorized the issuance of one or more series of senior subordinated convertible debentures, in the form attached hereto to the applicable Supplemental Indenture (as defined below)(the “Notes”), which Notes shall be convertible into shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) (as converted, collectively, together with any shares of Common Stock issuable as interest or otherwise pursuant to such Notes, the “Conversion Shares”) in accordance with, and issued pursuant to and by, the provisions of an Indenture dated as of the Series A Closing Date (as defined below), by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), in substantially the form attached hereto as Exhibit A-1 (as amended and/or supplemented from time to time, including, without limitation, by any Supplemental Indenture (as defined below), the “Indenture”).

C. Each Buyer wishes to purchase, and the Company wishes to sell at the Series A Closing (as defined below), upon the terms and conditions stated in this Agreement, (a) a Note in the aggregate original principal amount set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (which aggregate principal amount for all Buyers shall not exceed $6 million (each, an “Series A Note”, and collectively, the “Series A Notes”)(as converted, collectively, the “Series A Conversion Shares”) issued pursuant to one or more supplemental indentures substantially in the form attached hereto as Exhibit A-2 (each, a “Series A Supplemental Indenture”), (b) a warrant to acquire up to that aggregate number of additional shares of Common Stock set forth opposite such Buyer’s name in column (5) on the Schedule of Buyers, in the form attached hereto as Exhibit B-1 (the “Series A Warrants”) (as exercised, collectively, the “Series A Warrant Shares”) and (c) a warrant to acquire up to that aggregate number of additional shares of Common Stock set forth opposite such Buyer’s name in column (6) on the Schedule of Buyers, in the form attached hereto as Exhibit B-2 (the “Series B Warrants”, and together with the Series A Warrants, the “Warrants”) (as exercised, collectively, the “Series B Warrant Shares”, and together with the Series A Warrant Shares, the “Warrant Shares”).

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D. Subject to the terms and conditions set forth in this Agreement, the Company may require each Buyer to participate in the Series B Closing (as defined below) for the purchase by such Buyer, and the sale by the Company, of a Note in an original principal amount of set forth opposite such Buyer's name in column (4) on the Schedule of Buyers (which aggregate principal amount for all Buyers shall not exceed $8 million) (each an “Series B Note”, and collectively, the "Series B Notes")(as converted, collectively, the "Series B Conversion Shares" and, collectively with the Series A Conversion Shares, the "Conversion Shares") issued pursuant to one or more supplemental indentures substantially in the form attached hereto as Exhibit A-3 (each, a “Series B Supplemental Indenture”, and together with the Series A Supplemental Indentures, the “Supplemental Indentures”).

E. The Notes are entitled to interest, amortization payments and certain other amounts, which, at the option of the Company and subject to certain conditions, may be paid in shares of Common Stock (the "Interest Shares") or in cash.

G. The Notes, the Conversion Shares, the Interest Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF NOTES AND WARRANTS.

(a)                Notes and Warrants.

(i)                 Series A Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, shall purchase from the Company on the Series A Closing Date (as defined below), a Series A Note in the original principal amount as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers along with (x) a Series A Warrant to acquire up to that aggregate number of Series A Warrant Shares as is set forth opposite such Buyer’s name in column (5) on the Schedule of Buyers and (y) a Series B Warrant to acquire up to that aggregate number of Series B Warrant Shares as is set forth opposite such Buyer’s name in column (6) on the Schedule of Buyers (the “Series A Closing”).

(ii)               Series B Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(b)(ii), 6(b) and 7(b) below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, shall purchase from the Company on the Series B Closing Date (as defined below), a Series B Note in the original principal amount as is set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers (the “Series B Closing”).

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(b)               Closings. The Series A Closing and the Series B Closing are each referred to in this Agreement as a “Closing”. Each Closing shall occur at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, NY 10166.

(i)                 Series A Closing. The date and time of the Series A Closing (the “Series A Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day (as defined below) on which the conditions to the Series A Closing set forth in Sections 6(a) and 7(a) below are satisfied or waived (or such later date as is mutually agreed to by the Company and each Buyer). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(ii)               Series B Closing.

(1)               Series B Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in this Section 1(b)(ii) and Sections 6(b) and 7(b) below, the date and time of the Series B Closing shall be 10:00 a.m., New York time on the third (3rd) Trading Day after the Stockholder Approval Date (as defined below) (or such later date as is mutually agreed to by the Company and each Buyer) (the “Series B Closing Date,” and the Series A Closing Date and the Series B Closing Date, each, a "Closing Date”). Notwithstanding anything herein to the contrary, if the Series B Closing Date has not occurred by July 1, 2013 (or such later date as mutually agreed upon by the Company and each Buyer) (the “Series B Closing Expiration Date”), no Series B Closing shall occur hereunder.

(2)               Series B Closing Mechanics. Subject to the satisfaction (or waiver) of the conditions to closing set forth in this Section 1(b)(ii) and Sections 6(b) and 7(b) below, on the Stockholder Approval Date, the Company shall deliver a written notice (the “Series B Closing Notice”, and the date thereof the “Series B Closing Notice Date”) to the Buyers, executed by the chief executive officer or chief financial officer of the Company, (x) certifying that (I) the Stockholder Approval Date has occurred, (II) no Equity Conditions Failure (as defined in the Series A Notes) exists (or detailing any such Equity Conditions Failure and specifying that no Series B Closing shall occur unless the Buyers waiver such Equity Conditions Failure) and (III) both the Series B Closing Volume Condition (as defined below) and the Series B Closing Price Condition (as defined below) have been satisfied (or detailing any failure to satisfy such conditions and specifying that no Series B Closing shall occur unless the Buyers waivers such failure), in each case, as of the Series B Closing Notice Date (the “Series B Notice Conditions”), (y) confirming the Series B Note Amount to be purchased by such Buyer and the proposed Series B Closing Date and (z) attaching the draft Series B Supplemental Indenture and Prospectus Supplement (as defined below) with respect thereto. The Series B Closing Notice shall be irrevocable. If the Company fails to deliver a Series B Closing Notice to each Buyer on the Stockholder Approval Date, the Company shall be deemed to have delivered a Series B Closing Notice on the Stockholder Approval Date and certified that Series B Notice Conditions have been satisfied. For the avoidance of doubt, the Buyers shall not be required to consummate any Series B Closing if on the Series B Closing Date the Stockholder Approval has not been obtained, there is an Equity Conditions Failure (as defined in the Series A Notes) or if either the Series B Closing Volume Condition (as defined below) or the Series B Closing Price Condition (as defined below) has not been satisfied in full on the Series B Closing Date.

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(c)               Purchase Price. The aggregate purchase price for the Series A Notes to be purchased by each Buyer (the “Series A Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (7) on the Schedule of Buyers. The aggregate purchase price for the Series B Notes to be purchased by each Buyer (the “Series B Purchase Price”, and together with the Series A Purchase Price, each, a “Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (8) on the Schedule of Buyers. The Buyers and the Company agree that for purposes of applying Section 305 of the Internal Revenue Code of 1986, as amended (the "Code"), the Company will apply Section 1273(c)(2) of the Code as if the Notes and the Warrants constitute an "investment unit" for purposes of Section 1273(c)(2) of the Code. The parties agree that the Purchase Price shall be allocated between each Note and Warrant in accordance with Section 1273(c)(2) of the Code and Treasury Regulation Section 1.1273-2(h) as mutually agreed to by the parties, and none of the parties shall take any position inconsistent with such allocation in any tax return or in any judicial or administrative proceeding in respect of taxes.

(d)              Form of Payment.

(i)                 On the Series A Closing Date, (A) each Buyer shall pay its respective Series A Purchase Price (less any amounts permitted to be withheld by such Buyer pursuant to Section 4(j)) to the Company for the Series A Notes to be issued and sold to such Buyer at the Series A Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and (B) the Company shall deliver to each Buyer (x) a Series A Note in the aggregate original principal amount as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers, (y) a Series A Warrant pursuant to which such Buyer shall have the right to acquire up to such aggregate number of Series A Warrant Shares as is set forth opposite such Buyer’s name in column (5) of the Schedule of Buyers and (z) a Series B Warrant pursuant to which such Buyer shall have the right to acquire up to that aggregate number of Series B Warrant Shares as is set forth opposite such Buyer’s name in column (6) on the Schedule of Buyers, in each case, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

(ii)               On the Series B Closing Date, (A) each Buyer shall pay the Series B Purchase Price (less any amounts permitted to be withheld by such Buyer pursuant to Section 4(j)) to the Company for the Series B Notes to be issued and sold to such Buyer at the Series B Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and (B) the Company shall deliver to each Buyer a Series B Note in the aggregate original principal amount as is set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

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(e)               Rank. Each Buyer acknowledges that the Series A Notes and the Series B Notes shall rank pari passu with each other.

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of each Closing Date:

(a)                Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)               Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and constitutes the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)                No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(d)               Certain Trading Activities. Such Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing as of the time that such Buyer was first contacted by the Placement Agent (as defined below) regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by such Buyer. “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the 1934 Act (as defined below) (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock). Such Buyer is aware that Short Sales and other hedging activities may be subject to applicable federal and state securities laws, rules and regulations and such Buyer acknowledges that the responsibility of compliance with any such federal or state securities laws, rules and regulations is solely the responsibility of such Buyer.

(e)                Receipt of Prospectus Supplements. Such Buyer acknowledges receipt of the Company’s Prospectus Supplements relating to the offering of the Securities, which Prospectus Supplements are required to be delivered to such Buyer pursuant to Section 4(c) below. Such Buyer acknowledges that it has had an opportunity to review the Prospectus Supplements prior to committing to purchase any of the Securities. Such Buyer represents and warrants to the Placement Agent that, in connection with the offering of the Securities, it has not received any Free Writing Prospectus, as defined in Rule 405 under the 1933 Act, and in making its decision to purchase the Securities has relied solely upon the Company’s disclosure in the Prospectus Supplements and the documents incorporated therein by reference.

(f)               Independent Negotiation of Transaction. Such Buyer understands that nothing in this Agreement, the Prospectus Supplements or any other materials presented to such Buyer in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice from the Placement Agent. Such Buyer is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Securities. Such Buyer has independently negotiated and entered into this Agreement and the transactions contemplated hereby and has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Buyer confirms that it is not relying on any representation, warranty or other statement made by the Placement Agent.

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(g)                FINRA. Such Buyer represents that (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a FINRA member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (iii) neither such Buyer nor any group of investors (as identified in a public filing made with the Commission) of which such Buyer is a part in connection with the offering of the Securities acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

(h)               Reliance. Such Buyer acknowledges and agrees that the Placement Agent shall be a third party beneficiary of the representations and warranties contained in this Section 2 and that the Placement Agent shall be entitled to rely on such representations and warranties as of such Buyer made such representations and warranties directly to the Placement Agent.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that, as of the date hereof and as of each Closing Date:

(a)                Organization and Qualification. Each of the Company and its Restricted Subsidiaries (as defined in the Notes) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Restricted Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Restricted Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents (as defined below). Other than its Restricted Subsidiaries and Excluded Subsidiaries, there is no Person in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.

(b)               Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation and subject to the provisions contained in Section 2(c) above, the issuance of the Notes and issuance of the Conversion Shares issuable upon conversion of the Notes and the reservation for issuance and issuance any Interest Shares issuable pursuant to the terms of the Notes, the issuance of the Warrants and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrants) have been duly authorized by the Company’s board of directors or other governing body and (other than (i) obtaining the approval of the Company’s stockholders to increase the number of shares of authorized Common Stock (and making any filings with the Principal Market (as defined below), the SEC and the Delaware Secretary of State that are required in connection therewith), (ii) obtaining the approval of the Company's stockholders pursuant to NASDAQ Listing Rule 5635(d) to issue more than 28,920,013 shares of our common stock upon exercise, conversion or otherwise of the Securities (and making any filings with the SEC that are required in connection therewith) and (iii) the filing with the SEC of (A) prospectus supplements in connection with the Series A Closing as required by the Registration Statement pursuant to Rule 424(b) under the 1933 Act (each, a “Prospectus Supplement”, and collectively, the “Prospectus Supplements”) supplementing the base prospectus forming part of the Registration Statement (the “Prospectus”), and the Indenture (and/or any amendment or supplement thereto), (B) a registration statement on Form S-1 or Form S-3 with respect to the issuance of the Series A Warrant Shares prior to the date the Series A Warrants become exercisable (and any other filings as may be required by any state securities agencies in connection therewith) and (C) a registration statement on Form S-1 or From S-3 with respect to the issuance of the Series B Warrant Shares prior to the date the Series B Warrants become exercisable (and any other filings as may be required by any state securities agencies in connection therewith) and any other filings as may be required by any state securities agencies), no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governing body. This Agreement has been, and the other Transaction Documents to be delivered on or prior to the applicable Closing will be prior to such Closing, duly executed and delivered by the Company, and upon such execution will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Notes, the Indenture, the Supplemental Indentures, the Warrants, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

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(c)                Issuance of Securities. The issuance of the Notes and the Warrants are duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issuance thereof. The Company shall have reserved from its duly authorized capital stock (x) as of the Series A Closing Date, not less than 30,000,000 shares of Common Stock for issuance as Conversion Shares or Interest Shares pursuant to the terms of the Series A Notes and (y) if applicable, as of the Series B Closing Date, the sum of (i) 125% of the maximum number of Conversion Shares issuable upon conversion of the Notes (determined without taking into account any limitations on the conversion of the Notes set forth therein and assuming that the Notes are convertible at the Series A Conversion Price (as defined in the Series A Notes) or Series B Conversion Price (as defined in the Series B Notes), as applicable, and all Series B Notes issuable hereunder have been issued) and (ii) 125% of the maximum number of Interest Shares issuable pursuant to the terms of the Notes from the Series A Closing Date through the maturity date of the Series A Notes (determined without taking into account any limitations on the conversion of the Notes set forth therein and assuming that all Series B Notes issuable hereunder have been issued) and (iii) the maximum number of Warrant Shares issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth therein). Upon issuance or conversion in accordance with the Notes and the Indenture or exercise in accordance with the Warrants (as the case may be), the Conversion Shares, the Interest Shares and the Warrant Shares, respectively, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities (other than the Series A Warrant Shares and the Series B Warrant Shares) has been registered under the 1933 Act, the Securities (other than the Series A Warrant Shares and the Series B Warrant Shares) are being issued pursuant to the Registration Statement and all of the Securities (other than the Series A Warrant Shares and the Series B Warrant Shares) are freely transferable and freely tradable by each of the Buyers without restriction. The Registration Statement is effective and available for the issuance of the Securities thereunder and the Company has not received any notice that the SEC has issued or intends to issue a stop-order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement permits the issuance and sale of the Securities (other than the Series A Warrant Shares and the Series B Warrant Shares) hereunder and as contemplated by the other Transaction Documents. Upon receipt of the Securities, each of the Buyers will have good and marketable title to the Securities. The Registration Statement and any prospectus included therein, including the Prospectus and the Prospectus Supplement, complied in all material respects with the requirements of the 1933 Act and the 1934 Act and the rules and regulations of the SEC promulgated thereunder and all other applicable laws and regulations. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at each deemed effective date thereof pursuant to Rule 430B(f)(2) of the 1933 Act, the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments or supplements thereto (including, without limitation the Prospectus Supplement), at the time the Prospectus or any amendment or supplement thereto was issued and at such Closing Date, complied, and will comply, in all material respects with the requirements of the 1933 Act and did not, and will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company meets all of the requirements for the use of Form S-3 under the 1933 Act for the offering and sale of the Securities (other than the Series A Warrant Shares and the Series B Warrant Shares) contemplated by this Agreement and the other Transaction Documents, and the SEC has not notified the Company of any objection to the use of the form of the Registration Statement pursuant to Rule 401(g)(1) under the 1933 Act. The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act.

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(d)               No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company and its Restricted Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes, the Warrants, the Conversion Shares, the Interest Shares and the Warrant Shares and the reservation for issuance of the Conversion Shares, the Interest Shares and the Warrant Shares as contemplated under Section 2(c) above) will not (i) result in a violation of the Certificate of Incorporation (as defined below) or other organizational documents of the Company or any of its Restricted Subsidiaries, any capital stock of the Company or any of its Restricted Subsidiaries or Bylaws (as defined below) of the Company or any of its Restricted Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Restricted Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”) and including all applicable federal laws, rules and regulations) applicable to the Company or any of its Restricted Subsidiaries or by which any property or asset of the Company or any of its Restricted Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

(e)                Consents. Neither the Company nor any Restricted Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of the Prospectus Supplement, the Indenture (and/or any amendment or supplement thereto) and the 8-K Filings and any other filings as may be required by any state securities agencies), any Governmental Entity or other self-regulatory organization or body or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof, except for (i) the consent of the holders of the Company’s Senior Unsecured Notes issued on January 11, 2013 and the waiver of notice provisions applicable to participation rights available under the Securities Purchase Agreement dated December 8, 2011, which consent and waiver will be obtained prior to Closing, (ii) the filing of a registration statement on Form S-1 or Form S-3 with the SEC with respect to the resale of shares of Common Stock issuable upon exercise of warrants held by the holders of the Company’s Senior Unsecured Notes and in payment of interest under the Senior Unsecured Notes (the "Senior Unsecured Notes Registration Statement"), (iii) the filing of a notification form with the Principal Market, (iv) the approval of the Company's stockholders to increase the number of shares of authorized Common Stock (and making any filings with the Principal Market, the SEC and the Delaware Secretary of State that are required in connection therewith) and (v) the approval of the Company's stockholders pursuant to NASDAQ Listing Rule 5635(d) to issue more than 28,920,013 shares of our common stock upon exercise, conversion or otherwise of the Securities (and making any filings with the SEC that are required in connection therewith). All consents, authorizations, orders, filings and registrations which the Company or any Restricted Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to such Closing Date (other than the filing of the Senior Unsecured Notes Registration Statement and obtaining the approval of the company’s stockholders as described in subsection (ii), (iv) and (v) above), and neither the Company nor any of its Restricted Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Restricted Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market (other than the minimum bid price per share of $1.00) and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. As used herein, “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

B-8

(f)                Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Restricted Subsidiaries, (ii) to its knowledge, an “affiliate” (as defined in Rule 144) of the Company or any of its Restricted Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Restricted Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives.

(g)               Placement Agent’s Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, the sale of the Securities. Other than Lazard Capital Markets LLC (the “Placement Agent”), neither the Company nor any of its Restricted Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(h)               No Integrated Offering. None of the Company, its Restricted Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise. None of the Company, its Restricted Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i)                 Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares, Interest Shares and Warrant Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares upon conversion of the Notes in accordance with this Agreement, the Indenture and the Notes, the Interest Shares in accordance with this Agreement, the Indenture and the Notes and the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants is, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)                 Application of Takeover Protections; Rights Agreement. Except as described on Schedule 3(j), the Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Restricted Subsidiaries.

B-9

(k)               SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system requested by the Buyers or their respective representatives. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to any of the Buyers which is not included in the SEC Documents (including, without limitation, information referred to in Section 4(l) of this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements. The report of the Company’s independent auditors to be contained in the Company’s audited financial statements for the years ended December 31, 2012 and 2011 shall not contain disclosure raising substantial doubt about the Company’s ability to continue as a going concern.

B-10

(l)                 Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K and any subsequent unaudited financial statements contained in a Form 10-Q, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Restricted Subsidiaries. Except as disclosed in Schedule 3(l), since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Restricted Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate. Neither the Company nor any of its Restricted Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Restricted Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Restricted Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at such Closing will not be, Insolvent (as defined below). The Company and its Restricted Subsidiaries, individually and on a consolidated basis, are not, assuming the concurrent payment of the Purchase Price, Insolvent (as defined below). For purposes of this Section 3(l), “Insolvent” means, (I) with respect to the Company and its Restricted Subsidiaries, on a consolidated basis, (i) the present fair saleable value of the Company’s and its Restricted Subsidiaries’ assets is less than the amount required to pay the Company’s and its Restricted Subsidiaries’ total Indebtedness (as defined below), (ii) the Company and its Restricted Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company and its Restricted Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (II) with respect to the Company and each Restricted Subsidiary, individually, (i) the present fair saleable value of the Company’s or such Restricted Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (ii) the Company or such Restricted Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company or such Restricted Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company nor any of its Restricted Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Restricted Subsidiary’s remaining assets constitute unreasonably small capital.

(m)             No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Restricted Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on any Buyer’s investment hereunder or (iii) could have a Material Adverse Effect.

B-11

(n)               Conduct of Business; Regulatory Permits. Except as disclosed in Schedule 3(n), neither the Company nor any of its Restricted Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Restricted Subsidiaries or Bylaws or their organizational charter, certificate of formation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Restricted Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Restricted Subsidiaries, and neither the Company nor any of its Restricted Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, except as disclosed in Schedule 3(n), the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Except as disclosed in Schedule 3(n), during the two years prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Restricted Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Restricted Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o)               Foreign Corrupt Practices. Neither the Company, the Company’s subsidiary or any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Governmental Official, for the purpose of:

(1)               (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

B-12

(2)               assisting the Company or its subsidiary in obtaining or retaining business for or with, or directing business to, the Company or its subsidiary.

(p)               Sarbanes-Oxley Act. The Company and each Restricted Subsidiary is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(q)               Transactions With Affiliates. Except as disclosed in the SEC Documents or on Schedule 3(q), none of the officers, directors, employees or affiliates of the Company or any of its Restricted Subsidiaries is presently a party to any transaction with the Company or any of its Restricted Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director, employee or affiliate or, to the knowledge of the Company or any of its Restricted Subsidiaries, any corporation, partnership, trust or other Person in which any such officer, director, or employee has a substantial interest or is an employee, officer, director, trustee, affiliate or partner.

(r)                 Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 300,000,000 shares of Common Stock, of which, 155,415,594 are issued and outstanding and 111,257,122 shares are reserved for issuance pursuant to securities (other than the Notes and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 10,000,000 shares of preferred stock, of which 926,942 are issued and outstanding. No shares of Common Stock are held in treasury. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. 5,011,637 shares of the Company’s issued and outstanding Common Stock on the date hereof are as of the date hereof owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Restricted Subsidiaries. To the Company’s knowledge, as of the date hereof, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities (as defined below), whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws). Except as disclosed in Schedule 3(r): (i) none of the Company’s or any Restricted Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or any Restricted Subsidiary; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Restricted Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Restricted Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Restricted Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Restricted Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Restricted Subsidiaries or by which the Company or any of its Restricted Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its Restricted Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Restricted Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (vi) there are no outstanding securities or instruments of the Company or any of its Restricted Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Restricted Subsidiaries is or may become bound to redeem a security of the Company or any of its Restricted Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) neither the Company nor any Restricted Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither the Company nor any of its Restricted Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Restricted Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. The Company has furnished to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto that have not been disclosed in the SEC Documents.

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(s)                Indebtedness and Other Contracts. Except as disclosed on Schedule 3(s), neither the Company nor any of its Restricted Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, encumbrance, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any Governmental Entity or other self-regulatory organization or body, any other entity and a government or any department or agency thereof.

(t)                 Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any Governmental Entity or other self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Restricted Subsidiaries, the Common Stock or any of the Company’s or its Restricted Subsidiaries’ officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company or any of its Restricted Subsidiaries. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Restricted Subsidiaries or any current or former director or officer of the Company or any of its Restricted Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act.

(u)               Insurance. The Company and each of its Restricted Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Restricted Subsidiaries are engaged. Neither the Company nor any such Restricted Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Restricted Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

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(v)               Employee Relations. Neither the Company nor any of its Restricted Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Restricted Subsidiaries has notified the Company or any such Restricted Subsidiary that such officer intends to leave the Company or any such Restricted Subsidiary or otherwise terminate such officer’s employment with the Company or any such Restricted Subsidiary. No executive officer or other key employee of the Company or any of its Restricted Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Restricted Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Restricted Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)             Title. The Company and its Restricted Subsidiaries have good and marketable title in fee simple to all real property and have good and marketable title to all personal property owned by them which is material to the business of the Company and its Restricted Subsidiaries, in each case, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Restricted Subsidiaries. Any real property and facilities held under lease by the Company or any of its Restricted Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Restricted Subsidiaries.

(x)               Intellectual Property Rights. The Company and its Restricted Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. None of the Company’s or its Restricted Subsidiaries’ Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement. The Company has no knowledge of any infringement by the Company or any of its Restricted Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Restricted Subsidiaries, being threatened, against the Company or any of its Restricted Subsidiaries regarding their Intellectual Property Rights. The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and each of its Restricted Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

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(y)              Environmental Laws. The Company and its Restricted Subsidiaries (i) are in compliance with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z)               Restricted Subsidiary Rights. Except as set forth on Schedule 3(z), the Company or one of its Restricted Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Restricted Subsidiaries as owned by the Company or such Restricted Subsidiary.

(aa)            Tax Status. Each of the Company and its Restricted Subsidiaries (i) has timely filed all foreign, federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Restricted Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(bb)           Internal Accounting and Disclosure Controls. Each of the Company and its Restricted Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. During the past two years neither the Company nor any of its Restricted Subsidiaries has received any notice or correspondence from any accountant or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Restricted Subsidiaries.

B-16

(cc)            Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Restricted Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(dd)          Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(ee)            Acknowledgement Regarding Buyers’ Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, none of the Buyers have been asked by the Company or any of its Restricted Subsidiaries to agree, nor has any Buyer agreed with the Company or any of its Restricted Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to such Buyer’s knowledge of the transactions contemplated by the Transaction Documents, and (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the 8-K Filings (as defined below) one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Interest Shares or Conversion Shares, as applicable, deliverable with respect to the Securities are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes or any other Transaction Document or any of the documents executed in connection herewith or therewith.

B-17

(ff)             Manipulation of Price. Neither the Company nor any of its Restricted Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Restricted Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than the Placement Agent), or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Restricted Subsidiaries.

(gg)           U.S. Real Property Holding Corporation. Neither the Company nor any of its Restricted Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company and each Restricted Subsidiary shall so certify upon any Buyer’s request.

(hh)           Transfer Taxes. On such Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(ii)               Bank Holding Company Act. Neither the Company nor any of its Restricted Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Restricted Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Restricted Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(jj)               Shell Company Status. The Company is not, and since March 23, 2005 has never been, an issuer identified in, or subject to, Rule 144(i) promulgated under the 1933 Act.

(kk)           Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Restricted Subsidiaries nor, to the Company's knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Restricted Subsidiaries or any other business entity or enterprise with which the Company or any Restricted Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (a) as a kickback or bribe to any Person or (b) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Restricted Subsidiaries.

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(ll)            Money Laundering. The Company and its Restricted Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, "Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism" (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(mm)       Management. During the past five year period, to the knowledge of the Company, no current or former officer or director of the Company or any of its Restricted Subsidiaries has been the subject of:

(i)                 a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii)               a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii)             any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1)              Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2)              Engaging in any type of business practice; or

(3)              Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv)             any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than 60 days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

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(v)               a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi)             a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(nn)           No Additional Agreements. The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(oo)           Public Utility Holding Act. None of the Company nor any of its Restricted Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(pp)           Federal Power Act. None of the Company nor any of its Restricted Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(qq)           Ranking of Notes. Except as set forth on Schedule 3(qq), no Indebtedness of the Company, at such Closing, will be senior to, or pari passu with, the Notes in right of payment, whether with respect to payment or redemptions, interest, damages, upon liquidation or dissolution or otherwise.

(rr)              Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Restricted Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company and its Restricted Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Restricted Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Restricted Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Restricted Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

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(ss)             Reliance. The Company acknowledges and agrees that the Placement Agent shall be a third party beneficiary of the representations and warranties contained in this Section 3 and that the Placement Agent shall be entitled to rely on such representations and warranties as of the Company made such representations and warranties directly to the Placement Agent.

4.	COVENANTS.

(a)                Best Efforts. Each Buyer shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6. The Company shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 7.

(b)               Amendments to the Registration Statement; Prospectus Supplements; Free Writing Prospectuses.

(i)                 Except as provided in this Agreement and other than periodic reports required to be filed pursuant to the 1934 Act, the Company shall not file with the SEC any amendment to the Registration Statement that relates to the Buyer, this Agreement, the Indenture, the Notes or the transactions contemplated hereby or thereby or file with the SEC any Prospectus Supplement that relates to the Buyer, this Agreement, the Indenture, the Notes or the transactions contemplated hereby or thereby with respect to which (a) the Buyer shall not previously have been advised, (b) the Company shall not have given due consideration to any comments thereon received from the Buyer or its counsel, or (c) the Buyer shall reasonably object after being so advised, unless the Company reasonably has determined that it is necessary to amend the Registration Statement or make any supplement to the Prospectus to comply with the 1933 Act or any other applicable law or regulation, in which case the Company shall promptly (but in no event later than 24 hours) so inform the Buyer, the Buyer shall be provided with a reasonable opportunity to review and comment upon any disclosure relating to the Buyer and the Company shall expeditiously furnish to the Buyer an electronic copy thereof. In addition, for so long as, in the reasonable opinion of counsel for the Buyer, the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is required to be delivered in connection with any acquisition or sale of Securities (other than the Series A Warrant Shares and the Series B Warrant Shares) by the Buyer, the Company shall not file any Prospectus Supplement with respect to the Securities (other than the Series A Warrant Shares and the Series B Warrant Shares) without delivering or making available a copy of such Prospectus Supplement, together with the Prospectus, to the Buyer promptly.

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(ii)               The Company has not made, and agrees that unless it obtains the prior written consent of the Buyer it will not make, an offer relating to the Securities that would constitute an “issuer free writing prospectus” as defined in Rule 433 promulgated under the Securities Act (an “Issuer Free Writing Prospectus”) or that would otherwise constitute a “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act (a “Free Writing Prospectus”) required to be filed by the Company or the Buyer with the SEC or retained by the Company or the Buyer under Rule 433 under the 1933 Act. The Buyer has not made, and agrees that unless it obtains the prior written consent of the Company it will not make, an offer relating to the Securities that would constitute a Free Writing Prospectus required to be filed by the Company with the SEC or retained by the Company under Rule 433 under the 1933 Act. Any such Issuer Free Writing Prospectus or other Free Writing Prospectus consented to by the Buyer or the Company is referred to in this Agreement as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping.

(c)                Prospectus Delivery. Immediately prior to execution of this Agreement, the Company shall have delivered to the Buyer, and as soon as practicable after execution of this Agreement the Company shall file, Prospectus Supplements with respect to the Securities (other than the Series A Warrant Shares and the Series B Warrant Shares) to be issued on the Initial Closing Date, as required under, and in conformity with, the 1933 Act, including Rule 424(b) thereunder. The Company shall provide the Buyer a reasonable opportunity to comment on a draft of each Prospectus Supplement and any Issuer Free Writing Prospectus, shall give due consideration to all such comments and, subject to the provisions of Section 4(b) hereof, shall deliver or make available to the Buyer, without charge, an electronic copy of each form of Prospectus Supplement, together with the Prospectus, and any Permitted Free Writing Prospectus on each applicable Settlement Date. The Company consents to the use of the Prospectus (and of any Prospectus Supplements thereto) in accordance with the provisions of the 1933 Act and with the securities or “blue sky” laws of the jurisdictions in which the Securities (other than the Series A Warrant Shares and the Series B Warrant Shares) may be sold by the Buyer, in connection with the offering and sale of the Securities (other than the Series A Warrant Shares and the Series B Warrant Shares) and for such period of time thereafter as the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is required by the 1933 Act to be delivered in connection with sales of the Securities (other than the Series A Warrant Shares and the Series B Warrant Shares). If during such period of time any event shall occur that in the judgment of the Company and its counsel is required to be set forth in the Registration Statement or the Prospectus or any Permitted Free Writing Prospectus or should be set forth therein in order to make the statements made therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or if it is necessary to amend the Registration Statement or supplement or amend the Prospectus or any Permitted Free Writing Prospectus to comply with the 1933 Act or any other applicable law or regulation, the Company shall forthwith prepare and, subject to Section 4(b) above, file with the SEC an appropriate amendment to the Registration Statement or Prospectus Supplement to the Prospectus (or supplement to the Permitted Free Writing Prospectus) and shall expeditiously furnish or make available to the Buyer an electronic copy thereof.

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(d)               Stop Orders. The Company shall advise the Buyer promptly (but in no event later than 24 hours) and shall confirm such advice in writing: (i) of the Company’s receipt of notice of any request by the SEC for amendment of or a supplement to the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus or for any additional information; (ii) of the Company’s receipt of notice of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus or any Prospectus Supplement, or of the suspension of qualification of the Securities (other than the Series A Warrant Shares and the Series B Warrant Shares) for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; (iii) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus untrue or which requires the making of any additions to or changes to the statements then made in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus in order to state a material fact required by the 1933 Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend the Registration Statement or supplement the Prospectus or any Permitted Free Writing Prospectus to comply with the 1933 Act or any other law or (iv) if at any time following the date hereof the Registration Statement is not effective or is not otherwise available for the issuance of the Securities (other than the Series A Warrant Shares and the Series B Warrant Shares) or any Prospectus contained therein is not available for use for any other reason. Thereafter, the Company shall promptly notify such holders when the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus and/or any amendment or supplement thereto, as applicable, is effective and available for the issuance of the Securities (other than the Series A Warrant Shares and the Series B Warrant Shares). The Company shall not issue any Series B Closing Notice during the continuation of any of the foregoing events. If at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus or any Prospectus Supplement, the Company shall use commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible time. So long as any Notes remain outstanding, the Company shall use its best efforts to maintain the continuous effectiveness of the Registration Statement under the 1933 Act.

(e)                Blue Sky. If required, the Company, on or before each Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for sale to the Buyer at the applicable Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the applicable Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyer.

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(f)                Reporting Status. During the period (the “Reporting Period”) commencing on the Series A Closing Date and ending on the date on which the Buyer shall have sold all of the Securities or any capital stock of the Company issued or issuable with respect to the Conversion Shares or the Notes, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock are converted, exercised or exchanged and shares of capital stock of a Successor Entity (as defined in the Notes) into which the shares of Common Stock are converted, exercised or exchanged (in each case, without regard to any limitations on conversion of (or other issuance pursuant to) the Notes or the Warrants) or otherwise issuable pursuant to the terms of the Notes or the Warrants (collectively, the “Covered Securities”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination..

(g)               Use of Proceeds. The Company will use the proceeds from the sale of the Securities for general corporate purposes, but not for the (x) except as set forth on Schedule 4(g) attached hereto, the repayment of any outstanding Indebtedness (other than in respect of the Notes) of the Company or any of its Subsidiaries or (y) redemption or repurchase of any securities of the Company or any of its Subsidiaries or (z) the settlement of any outstanding litigation.

(h)               Financial Information. The Company agrees to send the following to each holder of Notes (an “Investor”) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

(i)                 Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Covered Securities upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Covered Securities from time to time issuable under the terms of the Transaction Documents on a national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or designation for quotation (as the case may be) on one of the Principal Market, The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(i).

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(j)                 Fees. The Company shall reimburse Capital Ventures International (“CVI”) for all reasonable costs and expenses incurred by it or its affiliates in connection with the transactions contemplated by the Transaction Documents (including, without limitation, as applicable, all reasonable legal fees and disbursements of Greenberg Traurig, LLP, any other reasonable fees and expenses in connection with the structuring, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence and regulatory filings in connection therewith) (the “Expense Amount”) and shall be withheld by CVI from its Purchase Price at any Closing or paid by the Company upon termination of this Agreement on demand by Capital Ventures and/or Greenberg Traurig, LLP so long as such termination did not occur as a result of a material breach by CVI of any of its obligations hereunder (as the case may be), less $20,000 which was previously advanced to CVI by the Company. Subject to the limitation set forth in the immediately preceding sentence, if the amount so withheld at any Closing by CVI was less than the Expense Amount actually incurred by CVI and/or Greenberg Traurig, LLP, as applicable, in connection with the transactions contemplated by the Transaction Documents and entitled to reimbursement from the Company in accordance herewith or any other Transaction Document, the Company shall promptly reimburse CVI and/or Greenberg Traurig, LLP, as applicable, on demand for such Expense Amount not so reimbursed by the Company on the date hereof or through such withholding at a Closing. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, the fees and expenses of the Trustee (including any legal counsel to the Trustee), DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby (including, without limitation, any fees payable to the Placement Agent, who is the Company’s sole placement agent in connection with the transactions contemplated by this Agreement). The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to each Buyer.

(k)               Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

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(l)                 Disclosure of Transactions and Other Material Information. file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the Indenture, the forms of Supplemental Indentures, the forms of the Warrants and the forms of the Notes) (including all attachments, the “Series A 8-K Filing”).From and after the filing of the Series A 8-K Filing (but prior to the delivery of a Ser, the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. file a Current Report on Form 8-Kthe “Series B 8-K Filing”, and together with the Series A 8-K Filing, the “8-K Filings”) reasonably acceptable to and attaching such Series B Closing Notice and all material Transaction Documents with respect to such Series B Closing (to the extent not previously included in a filing with the SEC)From and after the filing of Series B 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. Except with respect to the delivery of the Series B Closing Notice in accordance with Section 1(b)(ii), the Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the Series A 8-K Filing without the express prior written consent of such Buyer. The Company understands and confirms that each Buyer shall be relying on the foregoing covenant and agreement in effecting transactions in securities of the Company, and based on such covenant and agreement, unless otherwise expressly agreed in writing by such Buyer: (i) such Buyer does not have any obligation of confidentiality with respect to any information that the Company provides to such Buyer; and (ii) such Buyer shall not be deemed to be in breach of any duty to the Company and/or to have misappropriated any non-public information of the Company, if such Buyer engages in transactions of securities of the Company, including, without limitation, any hedging transactions, short sales and/or any derivative transactions based on securities of the Company while in possession of such material non-public information. In the event of a breach of any of the foregoing covenants or any of the covenants or agreements contained in the Transaction Documents by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of such Buyer), in addition to any other remedy provided herein or in the Transaction Documents, such Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable, without the prior approval by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents, for any such disclosure. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filings and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Buyer, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Buyer in any filing, announcement, release or otherwise.

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(m)             Additional Registration Statements. Until the four month anniversary of the Series A Closing Date (the “Applicable Date”), the Company shall not file a registration statement under the 1933 Act relating to securities that are not the Securities (other than any registration statement on Form S-8 or any successor form thereto or a resale registration statement on Form S-3 registering any Excluded Securities (as defined in the Warrants) or the Senior Unsecured Notes Registration Statement).

(n)               Additional Issuance of Securities. During the period commencing on the date hereof and ending on the later of (x) the date no Notes remain outstanding and (y) the Series B Closing Expiration Date, the Company will not, without the prior written consent of Buyers holding a majority in aggregate principal amount of the Notes then outstanding, issue any Notes (other than to the Buyers as contemplated hereby) and the Company shall not issue any other securities that would cause a breach or default under the Notes. The Company agrees that for the period commencing on the date hereof and ending on the date immediately following the Applicable Date (the “Restricted Period”), neither the Company nor any of its Subsidiaries shall directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Convertible Securities (as defined below), any debt, any preferred stock or any purchase rights) (any such issuance, offer, sale, grant, disposition or announcement (whether occurring during the Restricted Period or at any time thereafter) is referred to as a “Subsequent Placement”). Notwithstanding the foregoing, this Section 4(n) shall not apply in respect of any Excluded Securities.

(o)               Reservation of Shares. During the period commencing on the Series A Closing Date and ending on the later of (x) the date no Notes remain outstanding and (y) the Series B Closing Expiration Date, the Company shall take all actions reasonably necessary (including, without limitation increasing any such reserve, as necessary, prior to the consummation of any Subsequent Placement (as defined below) to at all times have authorized, and reserved for the purpose of issuance, no less than (x) if prior to the Stockholder Approval Date, (i) 30,000,000 shares of Common Stock issuable as Conversion Shares or Interest Shares or (ii) if on or after the Stockholder Approval Date, the sum of (i) 125% of the maximum number of Conversion Shares issuable upon conversion of the Notes (determined without taking into account any limitations on the conversion of the Notes set forth therein and assuming that the Notes are convertible at the Series A Conversion Price (as defined in the Series A Notes) or the Series B Conversion Price (as defined in the Series A Notes), as applicable, and all Series B Notes issuable hereunder have been issued), (ii) 125% of the maximum number of Interest Shares issuable pursuant to the terms of the Notes from the Series A Closing Date through the maturity date of the Series B Notes (determined without taking into account any limitations on the conversion of the Notes set forth therein and assuming that all Series B Notes issuable hereunder have been issued) and (iii) the maximum number of Warrant Shares issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth therein).

(p)               Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

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(q)               Variable Securities. During the period commencing on the date hereof and ending on the later of (x) the date less than $1 million in aggregate principal amount of Notes remain outstanding and (y) the Series B Closing Expiration Date, the Company and each Subsidiary shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an equity line of credit) whereby the Company or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights). Each Buyer shall be entitled to obtain injunctive relief against the Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages

(r)                 Qualification Under Trust Indenture Act. Prior to any issuance of Notes hereunder, the Company shall qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “TIA”) and enter into any necessary supplemental indentures in connection therewith and, so long as the Notes remain outstanding, the Indenture shall be maintained in compliance with the TIA.

(s)                Stockholder Approval. The Company shall provide each stockholder entitled to vote at either (x) the next annual meeting of stockholders of the Company or (y) a special meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be promptly called and held not later than June 26, 2013 (the “Stockholder Meeting Deadline”), a proxy statement, substantially in a form which shall have been previously reviewed by Greenberg Traurig LLP, at the expense of the Company but in any event such expense not to exceed $10,000 without the prior written approval of the Company; soliciting each such stockholder's affirmative vote at the Stockholder Meeting for approval of resolutions (“Stockholder Resolutions”) providing for the Company's (x) issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law and the rules and regulations of the Principal Market and (y) unless approved by the stockholders of the Company prior to such date, a reverse stock split of the Common Stock of the Company of at least one (1) share of Common Stock for every five (5) shares of Common Stock (such affirmative approval being referred to herein as the “Stockholder Approval”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders' approval of such resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company's reasonable best efforts the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall cause an additional Stockholder Meeting to be held once in each of the three subsequent calendar quarters thereafter until such Stockholder Approval is obtained. If, despite the Company's reasonable best efforts the Stockholder Approval is not obtained after such subsequent stockholder meetings, the Company shall cause an additional Stockholder Meeting to be held semi-annually thereafter until such Stockholder Approval is obtained.

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(t)                 Dilutive Issuances. For so long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, enter into or affect any Dilutive Issuance (as defined in the Notes) if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon conversion of any Notes or exercise of any Warrant any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the Notes and exercise of the Warrants without breaching the Company's obligations under the rules or regulations of the Principal Market.

(u)               Passive Foreign Investment Company. The Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

(v)               Restriction on Redemption and Cash Dividends. During the period commencing on the date hereof and ending on the later of (x) the date no Notes remain outstanding and (y) the Series B Closing Expiration Date, the Company shall not, directly or indirectly, redeem, or pay any cash dividend or distribution on, any capital stock of the Company without the prior express written consent of the Buyers (other than Permitted Distributions (as defined in the Notes)).

(w)             Corporate Existence. So long as any Buyer owns any Notes or Warrants, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants.

(x)             Conversion and Exercise Procedures. Each of the form of Exercise Notice included in the Warrants and the form of Conversion Notice included in the Notes set forth the totality of the procedures required of the Buyers in order to exercise the Warrants or convert the Notes. No additional legal opinion, other information or instructions shall be required of the Buyers to exercise their Warrants or convert their Notes. The Company shall honor exercises of the Warrants and conversions of the Notes and shall deliver the Conversion Shares, Interest Shares and Warrant Shares in accordance with the terms, conditions and time periods set forth in the Notes and Warrants.

(y)               New PE Holdco Equity. During the period commencing on the date hereof and ending on the later of (x) the date no Notes remain outstanding and (y) the Series B Closing Expiration Date, the Company shall not acquire any additional securities or membership interest units of New PE Holdco LLC, a Delaware limited liability company (“New PE Holdco”), in one or more transactions, except as otherwise contemplated in the Notes.

(z)                Senior Unsecured Note Restrictions. Until the Stockholder Approval Date, the Company shall not pay any dividends or other amounts due and payable or issuable under the Senior Unsecured Notes (as defined in the Notes) or any Options or Convertible Securities issued to the holders of Senior Unsecured Notes in shares of Common Stock.

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(aa)            Closing Documents. On or prior to fourteen (14) calendar days after each Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer and Greenberg Traurig, LLP executed copies of the Transaction Documents, Securities and other document required to be delivered to any party pursuant to Section 7 hereof.

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)                Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes and the Warrants in which the Company shall record the name and address of the Person in whose name the Notes and the Warrants have been issued (including the name and address of each transferee), the principal amount of the Notes held by such Person, the number of Conversion Shares issuable upon conversion of the Notes, the number of Interest Shares issuable with respect to the Notes and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b)               Transfer Agent Instructions. The Company shall issue irrevocable instructions to the Transfer Agent in the form previously provided to the Company (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares, the Interest Shares and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or other issuance pursuant to the terms of the Notes or the exercise of the Warrants (as the case may be). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b) will be given by the Company to the Transfer Agent with respect to the Shares, and that the Shares shall otherwise be freely transferable on the books and records of the Company. If a Buyer effects a sale, assignment or transfer of the Securities, the Company shall permit the transfer and, with respect to the Shares, shall also promptly instruct the Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that each Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Transfer Agent to the extent required or requested by the Transfer Agent. Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the issuance of such opinion shall be borne by the Company.

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(c)                Legends. Certificates and any other instruments evidencing the Securities shall not bear any restrictive or other legend.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a)                The obligation of the Company hereunder to issue and sell the Series A Notes and the related Series A Warrants and Series B Warrants to each Buyer at the Series A Closing is subject to the satisfaction, at or before the Series A Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)                 Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii)               Such Buyer and each other Buyer shall have delivered to the Company the Series A Purchase Price (less any amounts permitted to be withheld by such Buyer pursuant to Section 4(j)) for the Series A Note and the related Series A Warrants and Series B Warrants being purchased by such Buyer at such Series A Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iii)             The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Series A Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Series A Closing Date.

(b)               The obligation of the Company hereunder to issue and sell the Series B Notes to each Buyer at the Series B Closing is subject to the satisfaction, at or before the Series B Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)                 Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii)               Such Buyer shall have delivered to the Company the Series B Purchase Price (less any amounts permitted to be withheld by such Buyer pursuant to Section 4(j)) for the Series B Note being purchased by such Buyer at such Series B Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iii)             The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Series B Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Series B Closing Date.

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(iv)             The Stockholder Approval has been obtained.

7.	CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

(a)                The obligation of each Buyer hereunder to purchase its Series A Note and its related Series A Warrants and Series B Warrants at the Series A Closing is subject to the satisfaction, at or before the Series A Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)                The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer a Series A Note (in such original principal amount as is set forth across from such Buyer’s name in column (3) of the Schedule of Buyers) and the related (x) Series A Warrants (initially for such aggregate number of shares of Series A Warrant Shares as is set forth across from such Buyer’s name in column (5) of the Schedule of Buyers) being purchased by such Buyer at such Series A Closing pursuant to this Agreement and (y) and the related Series B Warrants initially for such aggregate number of shares of Series B Warrant Shares as is set forth across from such Buyer’s name in column (6) of the Schedule of Buyers) being purchased by such Buyer at such Series A Closing pursuant to this Agreement.

(ii)              Such Buyer shall have received the opinion of Troutman Sanders LLP, the Company’s counsel, dated as of the Series A Closing Date, in the form acceptable to such Buyer (which opinion may be addressed to all of the Buyers and the Placement Agent).

(iii)             The Trustee shall have duly executed and delivered to the Company and such Buyer the Indenture and the Series A Supplemental Indenture. The Indenture and the Series A Supplemental Indenture shall be qualified under the TIA.

(iv)             The Company shall have duly executed and delivered to such Buyer the FCPA questionnaire, in the form acceptable to such Buyer.

(v)              The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form acceptable to such Buyer, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(vi)             The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Series A Closing Date.

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(vii)           The Company shall have delivered to such Buyer a certificate evidencing the Company’s and each Subsidiary’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company and each Subsidiary conducts business and is required to so qualify, as of a date within ten (10) days of the Series A Closing Date.

(viii)          The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Delaware Secretary of State within ten (10) days of the Series A Closing Date.

(ix)             Each Subsidiary shall have delivered to such Buyer a certified copy of its certificate of incorporation as certified by the Secretary of State (or comparable office) of such Subsidiary’s jurisdiction of incorporation within thirty (30) days of the Series A Closing Date.

(x)              The Company shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary of the Company and dated as of the Series A Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at the Series A Closing.

(xi)             Each and every representation and warranty of the Company shall be true and correct in all material respects (other than representations and warranties that are already qualified by materiality or Material Adverse Effect which shall be true and correct in all respects) as of the date when made and as of the Series A Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Series A Closing Date. Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of such Series A Closing Date, certifying that that Company has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Series A Closing Date and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(xii)           The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding on the date immediately prior to the Series A Closing Date.

(xiii)          The Common Stock (I) shall be designated for quotation or listed (as applicable) on an Eligible Market and (II) shall not have been suspended, as of the Series A Closing Date, by the SEC or the Eligible Market from trading on the Eligible Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Series A Closing Date (other than a failure of the Company to meet the minimum bid price requirement as required by the Principal Market), either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum maintenance requirements of the Principal Market.

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(xiv)          The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(xv)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xvi)         Since the date of execution of this Agreement, no event or series of events shall have occurred that have or would reasonably be expected to result in a Material Adverse Effect.

(xvii)         The Company shall have obtained approval of the Principal Market to list or designate for quotation (as the case may be) the Series A Conversion Shares and Interest Shares issuable pursuant to the Series A Notes.

(xviii)       Such Buyer shall have received a letter on the letterhead of the Company, duly executed by an officer of the Company, setting forth the wire instructions of the Company.

(xix)          From the date hereof to the Series A Closing Date, (i) trading in the Common Stock shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Series A Closing), and, (ii) at any time prior to the Series A Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Buyer, makes it impracticable or inadvisable to purchase the Securities at the Series A Closing

(xx)            The Registration Statement shall be effective and available for the issuance and sale of the Securities to be issued at the Series A Closing hereunder and pursuant to the terms of the Series A Notes and the Company shall have delivered to such Buyer the Prospectus and the Prospectus Supplement as required thereunder.

(xxi)           The holders of the Senior Unsecured Notes shall have duly executed and delivered the amendments to the Senior Unsecured Notes and related agreements, in the form attached hereto as Exhibit C-1 (collectively, the “Senior Unsecured Notes Amendment”).

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(xxii)          That certain promissory note issued by the Company to Neil Koehler with an $750,000 aggregate principal amount shall have been amended to extend the maturity date thereof to March 31, 2014, in form and substance reasonably satisfactory to the Buyers (such amendment, the “Koehler Amendment”).

(xxiii)         The Company and its Subsidiaries shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

(b)               The obligation of each Buyer hereunder to purchase its Series B Note at the Series B Closing is subject to the satisfaction, at or before the Series B Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)              The Company and each Subsidiary (as the case may be) shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer a Series B Note (in such original principal amount as is set forth across from such Buyer’s name in column (4) of the Schedule of Buyers) being purchased by such Buyer at such Series B Closing pursuant to this Agreement.

(ii)             Such Buyer shall have received the opinion of Troutman Sanders LLP, the Company’s counsel, dated as of the Series B Closing Date, in the form acceptable to such Buyer.

(iii)            The Trustee shall have duly executed and delivered to the Company and such Buyer the Series B Supplemental Indenture. The Indenture and the Series B Supplemental Indenture shall be qualified under the TIA.

(iv)            The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form acceptable to such Buyer, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(v)             The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Series B Closing Date.

(vi)            The Company shall have delivered to such Buyer a certificate evidencing the Company’s and each Subsidiary’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company and each Subsidiary conducts business and is required to so qualify, as of a date within ten (10) days of the Series B Closing Date.

(vii)           The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Delaware Secretary of State within ten (10) days of the Series B Closing Date.

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(viii)         Each Subsidiary shall have delivered to such Buyer a certified copy of its certificate of incorporation as certified by the Secretary of State (or comparable office) of such Subsidiary’s jurisdiction of incorporation within ten (10) days of the Series B Closing Date.

(ix)            The Company shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary of the Company and dated as of such Series B Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at such Series A Closing.

(x)             Each and every representation and warranty of the Company shall be true and correct in all material respects (other than representations and warranties that are already qualified by materiality or Material Adverse Effect which shall be true and correct in all respects) as of the date when made and as of the Series B Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Series B Closing Date. Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the Series B Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(xi)            The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding on the date immediately prior to the Series B Closing Date.

(xii)           The Common Stock (I) shall be designated for quotation or listed (as applicable) on the Principal Market and (II) shall not have been suspended, as of the Series B Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Series B Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum maintenance requirements of the Principal Market.

(xiii)          The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market.

(xiv)          No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

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(xv)          Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(xvi)         The Company shall have obtained approval of the Principal Market to list or designate for quotation (as the case may be) the Covered Securities.

(xvii)         Such Buyer shall have received a letter on the letterhead of the Company, duly executed by an officer of the Company, setting forth the wire instructions of the Company.

(xviii)       The Company and its Subsidiaries shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

(xix)          All of the Conversion Shares issued and issuable upon conversion of the Notes (assuming the conversion in full of such Notes on or prior to the Series B Closing Eligibility Date and a conversion price of the Series B Notes calculated as if the Notes were issued on the Series B Closing Date) may be completed by the Company without violating the rules and regulations of the Principal Market.

(xx)           The Stockholder Approval shall have been obtained.

(xxi)          The quotient of (x) the sum of the aggregate daily dollar trading volume (as reported on Bloomberg) of the Common Stock on each Trading Day over the fifteen (15) consecutive Trading Day period ending on the Trading Day immediately preceding the Series B Closing Date, divided by (y) fifteen (15) is not less than $500,000 (as adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions) (the “Series B Closing Volume Condition”).

(xxii)         The volume-weighted average of the VWAP (as defined in the Notes) of the Common Stock during the fifteen (15) consecutive Trading Day period ending on the Trading Day immediately preceding the Series B Closing Date exceeds $0.20 (as adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions) (the “Base Price”); provided, however, that in the event the Company effects a reverse stock split between the date hereof and the Series B Closing Date, the Base Price shall be replaced with $0.15 (as adjusted by such reverse stock split) (the “Series B Closing Price Condition”).

(xxiii)        There has been no Equity Conditions Failure (as defined in the Series A Notes).

(xxiv)        From the date hereof to the Series B Closing Date, (i) trading in the Common Stock shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Series B Closing), and, (ii) at any time prior to the Series B Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Buyer, makes it impracticable or inadvisable to purchase the Securities at the Series B Closing.

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(xxv)         The Registration Statement shall be effective and available for the issuance and sale of the Securities to be issued at the Series B Closing hereunder and pursuant to the terms of the Series B Notes and the Company shall have delivered to such Buyer the Prospectus and the Prospectus Supplement as required thereunder.

(xxvi)        The Company and its Subsidiaries shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8.	TERMINATION.

In the event that the Series A Closing shall not have occurred within five (5) days of the date hereof, then each Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Notes shall be applicable only to the Buyer providing such written notice; provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described in Section 4(j) above. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.	MISCELLANEOUS.

(a)                Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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(b)               Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)                Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)               Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Buyers, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

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(e)                Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Buyer, or any instruments any Buyer received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders (as defined below), and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). Other than the Transaction Documents, the Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement or the other Transaction Documents, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for each Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (i) no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (ii) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document. “Required Holders” means (i) on or prior to the earlier of (x) the Series B Closing Date and (y) the Series B Closing Expiration Date, each Buyer entitled to purchase Notes and/or Warrants at a Closing hereunder and (ii) thereafter, holders of two-thirds (2/3rds) of the Securities (excluding any Securities held by the Company or any of its Subsidiaries) issued or issuable hereunder or pursuant to the Notes and/or the Warrants (as if such Notes and/or Warrants were voluntarily converted or exercised, as applicable, by each such holder thereof, in full, immediately prior to such date of determination).

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(f)                Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be

If to the Company:

Pacific Ethanol, Inc.
400 Capitol Mall
Suite 2060
Sacramento, CA 95814
Telephone: (916) 403-2123
Facsimile: (916) 403-3937
Attention: Chief Executive Officer

With a copy (for informational purposes only) to:

Pacific Ethanol, Inc.
400 Capitol Mall
Suite 2060
Sacramento, CA 95814
Telephone: (916) 403-2130
Facsimile: (916) 403-2785
Attention: General Counsel

Troutman Sanders LLP
5 Park Plaza, Suite 1400
Irvine, CA 92614-2545
Telephone: (949) 622-2710
Facsimile: (949) 622-2739
Attention: Larry A. Cerutti, Esq.

If to the Transfer Agent:

American Stock Transfer & Trust Company

6201 15th Avenue, 2nd Floor

Brooklyn, New York 11219

Telephone: (718) 921-8360
Facsimile: (718) 921-8310
Attention: Marianela Patterson

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If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, with a copy (for informational purposes only) to:

Greenberg Traurig, LLP
MetLife Building
200 Park Avenue
New York, NY 10166
Telephone: (212) 801-9200
Facsimile: (212) 805-9222
Attention: Michael A. Adelstein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change, provided that Greenberg Traurig, LLP shall only be provided copies of notices sent to CVI. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)               Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any assignee of any of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including, without limitation, by way of a Fundamental Transaction (as defined in the Warrants) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants) or a Fundamental Transaction (as defined in the Notes) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes). Provided a Buyer provides the Company with written notice thereof, a Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h)               No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k).

(i)                 Survival. The representations, warranties, agreements and covenants shall survive each Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)                 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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(k)               Indemnification.

(i)                 In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents, (c) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement or any amendment thereto or any omission or alleged omission to state therein, or in any document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, (d) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Prospectus, any Issuer Free Writing Prospectus, or in any amendment thereof or supplement thereto, or in any “issuer information” (as defined in Rule 433 under the Securities Act) of the Company, which “issuer information” is required to be, or is, filed with the Commission or otherwise contained in any Free Writing Prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein, or in any document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (e) any violation of United States federal or state securities laws or the rules and regulations of the Principal Market or any Eligible Market in connection with the transactions contemplated by this Agreement, the Warrants, the Indenture and the Notes by the Company or any of its Subsidiaries, affiliates, officers, directors or employees or (f) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of any of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure properly made by such Buyer pursuant to Section 4(l), or (iv) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

B-43

(ii)               Promptly after receipt by an Indemnitee under this Section 9(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 9(k), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (i) the Company has agreed in writing to pay such fees and expenses; (ii) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (iii) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 9(k), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

(iii)             The indemnification required by this Section 9(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

(iv)             The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law.

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(l)                 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

(m)             Remedies. Each Buyer and each holder of any Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)               Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights

(o)               Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted in the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

B-45

(p)               Maximum Payments. Nothing contained in any of the Indentures, any Supplemental Indenture or any of the Notes shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges under any of the Notes exceeds the maximum permitted by such law, such rate and such charges, to the extent applicable, shall be automatically reduced to the maximum rate and charges, as applicable, permitted by applicable law, without further action by the parties hereto, and any payments or amounts actually received by the holder thereof in excess of such maximum shall be refunded to the Company, which refund may be accomplished, at the option of the Company, by credit against amounts owed by the Company to such holder or by actual return to the Company by such holder.

(q)               Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Buyers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents. The Company and each Buyer confirms that each Buyer has independently participated with the Company and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Buyer, and was done solely for the convenience of the Company and its Subsidiaries and not because it was required or requested to do so by any Buyer. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company, each Subsidiary and a Buyer, solely, and not between the Company, its Subsidiaries and the Buyers collectively and not between and among the Buyers.

[signature pages follow]

B-46

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY: PACIFIC ETHANOL, INC.

By:	/s/ Bryon T. McGregor
Name: Bryon T. McGregor
Title: Chief Financial Officer

B-47

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER: CRANSHIRE CAPITAL MASTERFUND. LTD.

By:
Name:
Title:

B-48

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER: HUDSON BAY MASTER FUND LTD.

By:
Name:
Title:

B-49

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER: KINGSBROOK OPPORTUNITIES MASTER FUND LP

By:
Name:
Title:

B-50

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER: IROQUOIS MASTER FUND LTD.

By:
Name:
Title:

B-51

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:
CAPITAL VENTURES INTERNATIONAL By: _____________________________ Name: Title:

B-52

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(7)

Buyer	Address and Facsimile Number	Original Principal Amount of Series A Notes	Original Principal Amount of Series B Notes	Aggregate Number of Series A Warrant Shares	Aggregate Number of Series B Warrant Shares	Series A Purchase Price	Series B Purchase Price	Legal Representative’s Address and Facsimile Number

Capital Ventures International	c/o Heights Capital Management, Inc. 101 California Street, Suite 3250 San Francisco, CA 94111 Attn: Martin Kobinger, Investment Manager Facsimile: 415-403-6525 Telephone: 415-403-6500 Residence: Cayman Islands	$3,750,000.00	$5,000,000.00	7,391,250	9,855,000	$3,750,000.00	$5,000,000.00	Greenberg Traurig, LLP MetLife Building 200 Park Avenue New York, NY 10166 Telephone: (212) 801-9200 Facsimile: (212) 805-9222 Attn: Michael A. Adelstein, Esq.
Hudson Bay Master Fund Ltd.	777 Third Avenue, 30th Floor New York, NY 10017 Tel: 212-571-1244 Fax: 212-571-1325 Attn: Yoav Roth/George Antonopoulos	$1,350,000.00	$1,800,000.00	2,660,850	3,547,800	$1,350,000.00	$1,800,000.00
Kingsbrook Opportunities Master Fund LP	c/o Kingsbrook Partners LP 689 Fifth Avenue, 12th Floor New York, NY 10022 Attention: Ari Storch/Adam Chill fax: 212-600-8290 investments@kingsbrookpartners.com	$429,000.00	$571,000.00	845,559	1,127,412	$429,000.00	$571,000.00
Iroquois Master Fund Ltd.	Iroquois Master Fund Ltd 641 Lexington Avenue, 26th Floor New York, NY 10022 Fax. 212 207 3452	$257,000.00	$343,000.00	506,547	675,396	$257,000.00	$343,000.00
Cranshire Capital Master Fund, Ltd.	c/o Cranshire Capital Advisors, LLC 3100 Dundee Road, Suite 703 Northbrook, IL 60062 Fax 847-562-9031	$214,000.00	$286,000.00	421,794	562,392	$214,000.00	$286,000.00

B-53

SCHEDULE 3(j)
to Securities Purchase Agreement

Application of Takeover Protections; Rights Agreement

The board of directors of the Company is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of Preferred Stock in one or more series and to fix and state the voting powers, designations, preferences and relative participating, optional or other special rights of the shares of each series and the qualifications, limitations and restrictions thereof.

B-54

SCHEDULE 3(l)
to Securities Purchase Agreement

Absence of Certain Changes

1.	The Company declared and paid $0.3 million in dividends on our our Series B Cumulative Convertible Preferred Stock (“Series B Preferred Stock”) for each of the three months ended March 31, 2012, the three months ended June 30, 2012, the three months ended September 30, 2012 and the three months ended December 31, 2012.

2.	In August 2012, the Company issued an aggregate of 2,359,652 shares of Common Stock to the holders of its Series B Preferred Stock in payment of 10% of the total amount of accrued and unpaid dividends owed to such holders and in consideration of each of the holders forbearing from exercising such holder’s rights, if any, with respect to the payment of the then remaining accrued and unpaid dividends until January 1, 2014, subject to certain exceptions.

3.	In December 2012, the Company issued an aggregate of 2,168,708 shares of Common Stock to the holders of its Series B Preferred Stock in payment of 10% of the total amount of accrued and unpaid dividends owed to such holders and in consideration of each of the holders forbearing from exercising such holder’s rights, if any, with respect to the payment of the then remaining accrued and unpaid dividends until January 1, 2014.

4.	The Company entered into a letter agreement with the holders of the Company’s Series B Preferred Stock on March 27, 2013, pursuant to which the Company will agree to issue an aggregate of 2,089,977 shares of the Company’s common stock in settlement of an aggregate of $731,492 of the accrued and unpaid dividends owed to the holders of the Company’s Series B Preferred Stock.

B-55

SCHEDULE 3(n)
to Securities Purchase Agreement

Conduct of Business; Regulatory Permits

1.	The Company is in arrears in the payment of dividends prescribed by the Certificate of Designations, Powers, Preferences and Rights of the Series B Cumulative Convertible Preferred Stock in the amount of approximately $5,852,000 as of December 31, 2012.

2.	The Company received a letter from The NASDAQ Stock Market on June 6, 2012, indicating that the bid price of the Company’s common stock for the last 30 consecutive business days had closed below the minimum $1.00 per share required for continued listing. The Company was provided an initial period of 180 calendar days, or until December 3, 2012, in which to regain compliance. The Company was then provided an additional period of 180 calendar days, or until June 3, 2013, in which to regain compliance.

3.	The Company received a letter from The NASDAQ Stock Market on June 30, 2010, indicating that the bid price of the Company’s common stock for the last 30 consecutive business days had closed below the minimum $1.00 per share required for continued listing. The Company was provided an initial period of 180 calendar days, or until December 27, 2010, in which to regain compliance. The Company was then provided an additional period of 180 calendar days, or until June 27, 2011, in which to regain compliance. The Company subsequently regained compliance by notification of the NASDAQ Stock Market on June 22, 2011.

B-56

SCHEDULE 3(q)
to Securities Purchase Agreement

Transactions with Affiliates

1.	On March 30, 2009, we entered into an unsecured promissory note in favor of Mr. Koehler. The promissory note was for the principal amount of $1,000,000. Interest on the unpaid principal amount of the promissory note accrues at a rate per annum of 8.00%. As of December 31, 2012, we had paid all accrued interest under the promissory note. As of December 31, 2012, the remaining principal amount of $750,000 was due and payable on the extended maturity date of March 31, 2013. On February 7, 2013, the maturity date was further extended to March 31, 2014.

2.	The Company has issued shares of its Series B Preferred Stock to certain related parties.

3.	The Company entered into a letter agreement with the holders of the Company’s Series B Preferred Stock on March 27, 2013, pursuant to which the Company will agree to issue an aggregate of 2,089,977 shares of the Company’s common stock in settlement of an aggregate of $731,492 of the accrued and unpaid dividends owed to the holders of the Company’s Series B Preferred Stock.

4.	The Company is party to Executive Employment Agreements with each of Neil M. Koehler, Bryon T. McGregor, Christopher W. Wright and Michael Kandris.

B-57

SCHEDULE 3(r)
to Securities Purchase Agreement

Equity Capitalization

1.	See Schedule 3(s) for documents evidencing Indebtedness.

2.	The Company has outstanding warrants to purchase 96,951,554 shares of Common Stock and outstanding options to purchase 194,774 shares of Common Stock. In addition, the Company has the option of paying interest payments due under the Senior Unsecured Notes in shares of Common Stock; the Company currently has 7,369,714 shares reserved for these payments.

3.	The Company’s obligation to issue the Securities.

4.	The Registration Rights Agreement dated as of March 27, 2008 by and between Pacific Ethanol, Inc. and Lyles United, LLC.

5.	The Registration Rights Agreement, dated January 11, 2013, by and among the Company and certain investors.

6.	Certificate Of Designations, Powers, Preferences And Rights of the Series B Cumulative Convertible Preferred Stock provides for preemptive rights and weighted-average anti-dilution protection.

7.	The holders of certain warrants issued pursuant to a Securities Purchase Agreement, dated December 8, 2011, are entitled to participation rights. Further, these warrants provide for weighted-average anti-dilution protection.

8.	Certain warrants issued pursuant to a Securities Purchase Agreement, dated December 19, 2012, provide for weighted-average anti-dilution protection.

9.	Certain warrants issued in June 2012 in a Confidentially Marketed Public Offering provide for weighted-average anti-dilution protection

10.	Financing statements filed with respect to Permitted Liens, including the following:

a.	UCC Financing Statement filed for the benefit of Wachovia Capital Finance Corproation (Western) with the Secretary of State of Oregon (Initial Filing No. 8038326).

b.	UCC Financing Statement filed for the benefit of Agricredit Acceptance LLC with the Secretary of State of California (Initial Filing No. 20087174034983).

B-58

SCHEDULE 3(s)
to Securities Purchase Agreement

Indebtedness and Other Contracts

1.	Senor Unsecured Notes (as defined in the Notes).

2.	Loan and Security Agreement between Kinergy Marketing LLC as Borrower and Wells Fargo Capital Finance, LLC, as amended. The Loan and Security Agreement is a revolving credit facility whereunder the Company’s borrowing capacity is capped at $30,000,000 with an accordion for an additional $10,000,000.

3.	Promissory Note in the initial principal amount of $1,000,000 dated March 29, 2009 in favor of Neil M. Koehler, as amended. $750,000 in principal remains outstanding under this Note.

4.	Agricredit Acceptance LLC Lease Agreement between Pacific Ag. Products LLC and Kirby Manufacturing, Inc. dated September 17, 2008. The Company’s current liability under the lease is approximately $22,000.

5.	Accrued and unpaid dividends on the Company’s Series B Preferred Stock

B-59

SCHEDULE 3(z)
to Securities Purchase Agreement

Restricted Subsidiary Rights

The Company is limited to the amount of dividends it may receive from its wholly-owned subsidiary, Kinergy Marketing LLC, under the terms of the Loan and Security Agreement between Kinergy Marketing LLC and Wells Fargo Capital Finance, LLC.

B-60

SCHEDULE 3(qq)
to Securities Purchase Agreement

Ranking of Notes

The Senior Unsecured Notes are senior to the Notes. The Notes rank pari passu with all Other Notes and the Permitted Indebtedness (as defined in the Notes) described in clause (vi) of Section 28(hh) of the Notes.

B-61

SCHEDULE 4(g)
to Securities Purchase Agreement

Use of Proceeds

Certain of the Company’s Subsidiaries are party to a credit facility that was amended and restated on October 29, 2012 and provides for a revolving credit facility of up to $40.0 million (“Revolving Loan”), a term loan of $25.0 million, and a term loan of $26.3 million. Under these credit facilities, $6.7 million of the combined revolving loans and term loans has a maturity date of June 25, 2013 (“June Indebtedness”).

The Company intends to use (i) $2.1 million of the proceeds from the Series A Closing to purchase $2.6 million the June Indebtedness and limited liability company interests of New PE Holdco, LLC held by the holders of the June Indebtedness being purchased, and (ii) $3.5 million of the proceeds from the Series A Closing to purchase approximately $3.5 million of the Revolving Loan from the existing lenders. Any remaining net proceeds from the Series A Closing will be used as specified in the Senior Unsecured Notes (as defined in the Notes).

The Company intends to use (i) up to $4.0 million of the proceeds from the Series B Closing to purchase the remaining $4.0 million of June Indebtedness and limited liability company interests of New PE Holdco held by the holders of the June Indebtedness being purchased and, (ii) $2.0 million of the proceeds from the Series B Closing to fund a reserve to service subordinated debt obligations and (iii) the remainder of the net proceeds from the Series B Note Offering to repay the Senior Unsecured Notes and/or Revolving Loans.

B-62

APPENDIX C

[FORM OF SERIES [A][B] SUBORDINATED CONVERTIBLE NOTE]

ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c)(iii) AND 17(d) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

Pacific Ethanol, Inc.

Series [A][B] Subordinated Convertible Note

Issuance Date: [_____], 2013	Original Principal Amount: U.S. $[________]

FOR VALUE RECEIVED, Pacific Ethanol, Inc., a Delaware corporation (the “Company”), hereby promises to pay to [BUYERS] or its registered assigns (“Holder”) the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date, on any Installment Date with respect to the Installment Amount due on such Installment Date (each as defined below), or upon acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate (as defined below) from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon the Maturity Date, on any Installment Date with respect to the Installment Amount due on such Installment Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Series [A][B] Subordinated Convertible Note (including all Subordinated Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of Series [A][B] Subordinated Convertible Notes issued on the Series [A][B] Closing Date and the Series [B][A] Notes [to be] issued on the Series [B] Closing Date (collectively, the “Notes” and such other [First][Second] Subordinated Convertible Notes and Series [B][A] Notes, the “Other Notes”) pursuant to (i) the Indenture, (ii) the [First][Second] Supplemental Indenture, (iii) Securities Purchase Agreement and (iv) the Company’s Registration Statement on Form S-3 (File number 333-180731) (the “Registration Statement”). Certain capitalized terms used herein are defined in Section 28.

1.                  PAYMENTS OF PRINCIPAL. On each Installment Date (which includes the Maturity Date), the Company shall pay to the Holder an amount equal to the Installment Amount due on such Installment Date in accordance with Section 8. On the Maturity Date, the Company shall pay to the Holder an amount in cash, shares of Common Stock or a combination thereof in accordance with Section 8 representing all outstanding Principal, accrued and unpaid Interest and accrued and unpaid Late Charges on such Principal and Interest. Other than as specifically permitted by this Note, the Company may not prepay any portion of the outstanding Principal, accrued and unpaid Interest or accrued and unpaid Late Charges on Principal and Interest, if any.

C-1

2.                  INTEREST; INTEREST RATE.

(a)                Interest on this Note shall (i) accrue at the Interest Rate, (ii) commence accruing on the Issuance Date (iii) be computed on the basis of a 360-day year and twelve 30-day months, (iv) shall compound on the first calendar day of each calendar month and (v) shall be payable on each Installment Date in accordance with Section 8 below or otherwise in accordance with the terms of this Note.

(b)               Prior to the payment of Interest on an Installment Date, Interest on this Note shall accrue at the Interest Rate and be payable by way of inclusion of the Interest in the Conversion Amount on each Conversion Date in accordance with Section 3(b)(i), on each Installment Date in accordance with Section 8 below or upon any redemption in accordance with Section 11. From and after the occurrence and during the continuance of any Event of Default, the Interest Rate shall automatically be increased to fifteen percent (15.0%) (the “Default Rate”). In the event that such Event of Default is subsequently cured, the automatic increase to the Interest Rate referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of such cure of such Event of Default.

3.                  CONVERSION OF NOTES. This Note shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below), on the terms and conditions set forth in this Section 3.

(a)             Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(b)             Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”).

(i)                 “Conversion Amount” means the sum of (x) the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made, plus (y) all accrued and unpaid Interest with respect to such portion of the Principal amount and accrued and unpaid Late Charges with respect to such portion of such Principal and such Interest.

C-2

(ii)               “Conversion Price” means, as of any Conversion Date (as defined below) or other date of determination, $1.00, subject to adjustment as provided herein.

(c)             Mechanics of Conversion.

(i)                 Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a “Conversion Date”), the Holder shall (A) deliver (whether via facsimile or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and the Trustee and (B) if required by Section 3(c)(iii), surrender this Note to a nationally recognized overnight delivery service for delivery to the Company (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction as contemplated by Section 17(b)). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile an acknowledgment of confirmation, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to the Holder, the Trustee and the Company’s transfer agent (the “Transfer Agent”). On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice, the Company shall (1) provided that the Transfer Agent is participating in The Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Note is physically surrendered for conversion as required by Section 3(c)(iii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after receipt of this Note and at its own expense, issue and, following authentication of such new Note, deliver to the Holder (or its designee) a new Note (in accordance with Section 17(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date. In the event of a partial conversion of this Note pursuant hereto, the Principal amount converted shall be deducted from the Installment Amount(s) relating to the Installment Date(s) as set forth in the applicable Conversion Notice.

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(ii)               Company’s Failure to Timely Convert. If the Company shall fail, for any reason or for no reason, to issue to the Holder within three (3) Trading Days after the Company’s receipt of a Conversion Notice (whether via facsimile or otherwise) (the “Share Delivery Deadline”), a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s or its designee’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s conversion of any Conversion Amount (as the case may be) (a “Conversion Failure”) and if on or after such Share Delivery Deadline the Holder (or any other Person in respect, or on behalf, of the Holder) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such conversion that the Holder so anticipated receiving from the Company, then, in addition to all other remedies available to the Holder, the Company shall, within three (3) Business Days after receipt of the Holder’s written request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s conversion hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s conversion hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause (ii).

(iii)             Registration; Book-Entry. The Trustee shall maintain a register (the “Register”) for the recordation of the names and addresses of the holders of each Note and the principal amount of the Notes held by such holders (the “Registered Notes”) as provided in Section 3.5 of the Indenture. No later than the first (1st) Trading Day after the completion of any conversion or redemption of this Note, the Company shall deliver written confirmation to the Trustee that such conversion or redemption, as applicable, has been completed in full, which confirmation shall set forth the aggregate Principal of this Note then converted or redeemed, as applicable, and the remaining aggregate principal of this Note then outstanding. The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes (including, without limitation, the right to receive payments of Principal and Interest hereunder) notwithstanding notice to the contrary. A Registered Note may be assigned, transferred or sold in whole or in part only by registration of such assignment or sale on the Register. Notwithstanding anything to the contrary set forth in this Section 3 or in the Indenture or in the Series [A][B] Supplemental Indenture, following conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted (in which event this Note shall be delivered to the Company following conversion thereof as contemplated by Section 3(c)(i)) or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder, the Trustee and the Company shall maintain records showing the Principal, Interest and Late Charges, if any, converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

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(iv)             Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder’s portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 22.

(d)            Limitations on Conversions.

(i)                 Beneficial Ownership. Notwithstanding anything to the contrary contained in this Note, this Note shall not be convertible by the Holder hereof, and the Company shall not effect any conversion of this Note or otherwise issue any shares of Common Stock pursuant hereto, to the extent (but only to the extent) that after giving effect to such conversion or other share issuance hereunder the Holder (together with its affiliates and joint actors) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether this Note shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be convertible (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be made on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). For purposes of the first sentence of this paragraph, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates and joint actors shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination is being made, but shall exclude shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted portion of this Note beneficially owned by such Person and its affiliates or joint actors and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person or its affiliates and joint actors (including, without limitation, any Series [B][A] Notes, any other convertible notes or convertible preferred shares), which in each case is subject to a limitation on conversion or exercise analogous to the limitation contained herein. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act (as defined in the Securities Purchase Agreement) and the rules and regulations promulgated thereunder, except as set forth in the preceding sentence. No prior inability to convert this Note pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Note. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Note or securities issued pursuant to the Securities Purchase Agreement. By written notice to the Company, any Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder sending such notice and not to any other holder of Notes.

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(ii)               Principal Market Regulation. The Company shall not issue any shares of Common Stock upon conversion of this Note or otherwise pursuant to the terms of this Note if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon conversion or exercise (as the case may be) of the Notes and the Warrants or otherwise pursuant to the terms of this Note without breaching the Company’s obligations under the rules or regulations of the Principal Market (the number of shares which may be issued without violating such rules and regulations, including rules related to the aggregate of offerings under NASDAQ Listing Rule 5635(d), the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder. Until such approval or such written opinion is obtained, no Buyer shall be issued in the aggregate, upon conversion or exercise (as the case may be) of any Notes or any of the Warrants or otherwise pursuant to the terms of this Note, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap multiplied by (ii) the quotient of (1) the aggregate original principal amount of Notes issued to such Buyer pursuant to the Securities Purchase Agreement on both the Series A Closing Date and the Series B Closing Date (if such Closing Date has occurred) divided by (2) the aggregate original principal amount of all Notes issued to the Buyers pursuant to the Securities Purchase Agreement both the Series A Closing Date and the Series B Closing Date (if such Closing Date has occurred) (with respect to each Buyer, the “Exchange Cap Allocation”). In the event that any Buyer shall sell or otherwise transfer any of such Buyer’s Notes, the transferee shall be allocated a pro rata portion of such Buyer’s Exchange Cap Allocation with respect to such portion of such Notes so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon conversion and exercise in full of a holder’s Notes and Warrants, the difference (if any) between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder upon such holder’s conversion in full of such holder’s Notes and exercise in full of such Warrants shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes and Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the Notes and Warrants then held by each such holder. In the event that the Company is prohibited from issuing shares of Common Stock pursuant to this Section 3(d)(ii) (the “Exchange Cap Shares”), the Company shall pay cash (each, an “Exchange Cap Share Cancellation Amount”) in exchange for the cancellation of such shares of Common Stock at a price equal to the sum of (i) the product of (x) such number of Exchange Cap Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Conversion Notice with respect to such Exchange Cap Shares to the Company and ending on the date of such issuance and payment under this Section 3(d)(ii) and (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Exchange Cap Shares, any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith.

4.                  RIGHTS UPON EVENT OF DEFAULT.

(a)                Event of Default. Each of the following events shall constitute an “Event of Default”:

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(i)                 the suspension from trading or the failure of the Common Stock to be trading or listed (as applicable) on an Eligible Market for a period of five (5) consecutive days;

(ii)               the Company’s (A) failure to cure a Conversion Failure or a Delivery Failure (as defined in the Warrants) by delivery of the required number of shares of Common Stock within five (5) Trading Days after the applicable Conversion Date or exercise date (as the case may be) or (B) notice, written or oral, to any holder of the Notes or Warrants, including, without limitation, by way of public announcement or through any of its agents, at any time, of its intention not to comply, as required, with a request for conversion of any Notes into shares of Common Stock that is requested in accordance with the provisions of the Notes, other than pursuant to Section 3(d), or a request for exercise of any Warrants for shares of Common Stock in accordance with the provisions of the Warrants;

(iii)             the Company’s failure to pay to the Holder any amount of Principal, Interest, Late Charges or other amounts when and as due under this Note (including, without limitation, the Company’s failure to pay any redemption payments or amounts hereunder) or any other Transaction Document (as defined in the Securities Purchase Agreement) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby, except, in the case of a failure to pay Interest and Late Charges when and as due, in which case only if such failure remains uncured for a period of at least five (5) days;

(iv)             the Company fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the Holder upon conversion of any Securities acquired by the Holder under the Securities Purchase Agreement (including this Note) as and when required by such Securities or the Securities Purchase Agreement, unless otherwise then prohibited by applicable state or federal securities laws, and any such failure remains uncured for at least five (5) days;

(v)               the occurrence of any default under, redemption of or acceleration prior to maturity of Indebtedness (as defined in the Securities Purchase Agreement) of the Company or any of its Restricted Subsidiaries, in the aggregate, in excess of $500,000;

(vi)             bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any Restricted Subsidiary and, if instituted against the Company or any Restricted Subsidiary by a third party, shall not be dismissed within thirty (30) days of their initiation;

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(vii)           the commencement by the Company or any Restricted Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company or any Restricted Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Restricted Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Restricted Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

(viii)         the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company or any Restricted Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the Company or any Restricted Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Restricted Subsidiary under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Restricted Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and, the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days;

(ix)             a final judgment, judgments, any arbitration or mediation award or any settlement of any litigation or any other satisfaction of any claim made by any Person pursuant to any litigation, as applicable, (each a “Judgment”, and collectively, the “Judgments”) with respect to the payment of cash, securities and/or other assets with an aggregate fair value (as determined in accordance with Section 2(b)(iv) of the Warrants) in excess of $300,000 are rendered against, agreed to or otherwise accepted by, the Company and/or any of its Restricted Subsidiaries and which Judgments are not, within thirty (30) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay; provided, however, any Judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $300,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such Judgment is covered by insurance or an indemnity and the Company or such Restricted Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such Judgment;

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(x)               the Company and/or any Restricted Subsidiary, individually or in the aggregate, either (i) fails to pay, when due, or within any applicable grace period, any payment with respect to any Indebtedness in excess of $300,000 due to any third party (other than, with respect to unsecured Indebtedness only, payments contested by the Company and/or such Restricted Subsidiary (as the case may be) in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP) or is otherwise in breach or violation of any agreement for monies owed or owing in an amount in excess of $300,000, which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder, or (ii) suffer to exist any other circumstance or event that would, with or without the passage of time or the giving of notice, result in a default or event of default under any agreement binding the Company or any Restricted Subsidiary, which default or event of default would or is likely to have a material adverse effect on the business, assets, operations (including results thereof), liabilities, properties, condition (including financial condition) or prospects of the Company or any of its Restricted Subsidiaries, individually or in the aggregate;

(xi)             other than as specifically set forth in another clause of this Section 4(a), the Company or any Restricted Subsidiary breaches any representation, warranty, covenant or other term or condition of any Transaction Document (as defined in the Securities Purchase Agreement), and only in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of ten (10) consecutive Trading Days;

(xii)           any breach or failure in any respect by the Company or any Subsidiary to comply with any provisions of Section 10 or 13 of this Note or Section 2.16 of the [First][Second] Supplemental Indenture;

(xiii)         any breach or failure in any respect by (A) the holders of the Senior Unsecured Notes to comply with the terms of the Senior Unsecured Notes Amendment (as defined in the Securities Purchase Agreement) or (B) Neil Koehler to comply with the terms of the Koehler Amendment (as defined in the Securities Purchase Agreement);

(xiv)         any provision of any Transaction Document (shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any Subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document to which it is a party; or

(xv)           any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes.

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(b)               Redemption Right. Upon the occurrence of an Event of Default with respect to this Note, the Company shall promptly deliver written notice thereof via facsimile and overnight courier (with next day delivery specified) (an “Event of Default Notice”) to the Holder and the Trustee. The obligation of the Company to deliver an Event of Default Notice is in addition to, and may not be substituted by, the Trustee’s delivery of notice of the same Event of Default to the Holder in accordance with Section 6.2 of the Indenture. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default (such earlier date, the “Event of Default Right Commencement Date”) and ending (such ending date, the “Event of Default Right Expiration Date”) on the tenth (10th) Trading Day after the later of (x) the date such Event of Default is cured and (y) the Holder’s receipt of an Event of Default Notice that includes (I) a reasonable description of the applicable Event of Default, (II) a certification as to whether, in the opinion of the Company, such Event of Default is capable of being cured and, if applicable, a reasonable description of any existing plan of the Company to cure such Event of Default and (III) a certification as to the date the Event of Default occurred and the applicable Event of Default Right Expiration Date, the Holder may elect to redeem all or any portion of the Notes by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company and the Trustee, which Event of Default Redemption Notice shall indicate the portion of the Notes the Holder is electing to redeem. If the Company receives Event of Default Redemption Notices from holders of Notes electing to redeem at least 20% of the principal amount of the Notes then outstanding prior to the applicable Event of Default Expiration Date (the date of the Company’s receipt of such notice, the “Event of Default Redemption Trigger Date”), each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (A) the Conversion Amount to be redeemed multiplied by (B) the Redemption Premium and (ii) the product of (X) the Conversion Rate with respect to the Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice multiplied by (Y) the product of (1) the Redemption Premium multiplied by (2) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date immediately preceding such Event of Default and ending on the date the Company makes the entire payment required to be made under this Section 4(b) (the “Event of Default Redemption Price”). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 11. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of this Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 4, but subject to Section 3(d), until the Event of Default Redemption Price (together with any Late Charges thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 4(b) (together with Late Charges thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event of a partial redemption of this Note pursuant hereto, the Principal amount redeemed shall be deducted from the Installment Amount(s) relating to the applicable Installment Date(s) as set forth in the Event of Default Redemption Notice. In the event of the Company’s redemption of any portion of this Note under this Section 4(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any redemption premium due under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

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5.                  RIGHTS UPON FUNDAMENTAL TRANSACTION.

(a)                Assumption. The Company shall not consummate a Fundamental Transaction unless the Successor Entity (if different than the Company) assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a), including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts then outstanding and the interest rates of the Notes held by such holder, having similar conversion rights as the Notes and having similar ranking to the Notes. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of a Fundamental Transaction, the Successor Entity (if different than the Company) shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of such Fundamental Transaction, in lieu of the shares of the Company’s Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 6 and 14, which shall continue to be receivable thereafter) issuable upon the conversion or redemption of the Notes prior to such Fundamental Transaction, such shares of the common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Note been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of this Note, except to the extent prohibited by the rules and regulations of the Principal Market), as adjusted in accordance with the provisions of this Note. Notwithstanding the foregoing, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 5(a) to permit the Fundamental Transaction without the assumption of this Note. The provisions of this Section 5 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.

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(b)               Redemption Right. No earlier than twenty (20) Trading Days nor later than ten (10) Trading Days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder and the Trustee (a “Change of Control Notice”). At any time and from time to time during the period commencing on the earlier to occur of (x) any oral or written agreement by the Company or any of its Subsidiaries, which upon consummation of the transaction contemplated thereby would reasonably be expected to result in a Change of Control, (y) the Holder becoming aware of a Change of Control and (z) the Holder’s receipt of a Change of Control Notice, and ending on the later of twenty (20) Trading Days after (A) consummation of such Change of Control or (B) the date of receipt of such Change of Control Notice, the Holder may require the Company to redeem all or any portion of the Notes by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company and the Trustee, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 5 shall be redeemed by the Company in cash at a price equal to the greater of (i) the product of (x) the Change of Control Redemption Premium multiplied by (y) the Conversion Amount being redeemed, (ii) the product of (x) the Change of Control Redemption Premium multiplied by (y) the product of (A) the Conversion Amount being redeemed multiplied by (B) the quotient determined by dividing (I) the greatest Closing Sale Price of the Common Stock during the period beginning on the date immediately preceding the earlier to occur of (1) the consummation of the Change of Control and (2) the public announcement of such Change of Control and ending on the Trading Day immediately prior to the Trading Day during which the Company pays the Change of Control Redemption Price (as defined below) to the holders of the Notes (the “Change of Control Measuring Period”) by (II) the Conversion Price then in effect, or (iii) the product of (x) the Change of Control Redemption Premium multiplied by (y) the product of (A) the Conversion Amount being redeemed multiplied by (B) the quotient of (I) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of Common Stock to be paid to the holders of the shares of Common Stock upon consummation of such Change of Control (any such non-cash consideration constituting publicly-traded securities shall be valued at the highest of the Closing Sale Price of such securities as of the Trading Day immediately prior to the consummation of such Change of Control, the Closing Sale Price of such securities on the Trading Day immediately following the public announcement of such proposed Change of Control and the Closing Sale Price of such securities on the Trading Day immediately prior to the public announcement of such proposed Change of Control) divided by (II) the Conversion Price then in effect (the “Change of Control Redemption Price”). Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 11 and shall have priority to payments to stockholders in connection with such Change of Control. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of this Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Change of Control Redemption Price (together with Late Charges thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 5(b) (together with Late Charges thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event of a partial redemption of this Note pursuant hereto, the Principal amount redeemed shall be deducted from the Installment Amount(s) relating to the applicable Installment Date(s) as set forth in the Change of Control Redemption Notice. In the event of the Company’s redemption of any portion of this Note under this Section 5(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

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6.                  RIGHTS UPON OTHER CORPORATE EVENTS. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section 6 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

7.                  RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

(a)                Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Section 5, if the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Section 5, if the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7(a) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7(a) occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

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(b)               Holder's Right of Alternative Conversion Price Following Issuance of Certain Options or Convertible Securities. Subject to Section 4(q) of the Securities Purchase Agreement, in addition to and not in limitation of the other provisions of this Section 7, if the Company in any manner issues or sells or enters into any agreement to issue or sell, any Common Stock, Options or Convertible Securities (other than the Notes) (any such securities, “Variable Price Securities”) after the Subscription Date that are issuable pursuant to such agreement or convertible into or exchangeable or exercisable for shares of Common Stock pursuant to such Options or Convertible Securities, as applicable, at a price which varies or may vary with the market price of the shares of Common Stock, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary anti-dilution provisions (such as share splits, share combinations, share dividends and similar transactions) (each of the formulations for such variable price being herein referred to as, the “Variable Price”), the Company shall provide written notice thereof via facsimile and overnight courier to the Holder on the date of such agreement and/or the issuance of such Convertible Securities or Options, as applicable. Subject to Section 4(q) of the Securities Purchase Agreement, from and after the date the Company enters into such agreement or issues any such Variable Price Securities, the Holder shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Conversion Price upon conversion of this Note by designating in the Conversion Notice delivered upon any conversion of this Note that solely for purposes of such conversion the Holder is relying on the Variable Price rather than the Conversion Price then in effect. The Holder’s election to rely on a Variable Price for a particular conversion of this Note shall not obligate the Holder to rely on a Variable Price for any future conversion of this Note.

(c)                Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 7(c) will increase the Conversion Price as otherwise determined pursuant to this Section 7, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

(d)               Calculations. All calculations under this Section 77 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

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8.                  COMPANY INSTALLMENT CONVERSION OR REDEMPTION.

(a)                General. On each applicable Installment Date, the Company shall pay to the Holder of this Note the applicable Installment Amount due on such date by converting such Installment Amount in accordance with this Section 8 (a “Company Conversion”); provided, however, the Company may, at its option as described below, pay all or any part of such Installment Amount by redeeming such Installment Amount in cash (a “Company Redemption”) or by any combination of a Company Conversion and a Company Redemption so long as the entire amount of such Installment Amount due shall be converted and/or redeemed by the Company on the applicable Installment Date, subject to the provisions of this Section 8, provided further that the Company shall not be entitled to elect a Company Conversion with respect to any portion of such Installment Amount and shall be required to elect and to pay the entire amount of such Installment Amount in cash pursuant to a Company Redemption if on the applicable Installment Notice Due Date or on the applicable Installment Date (as the case may be) there is an Equity Conditions Failure (unless waived in writing by the Holder). Notwithstanding the foregoing, if (i) the Company has elected to effect a Company Conversion pursuant to this Section 88 with respect to the applicable Installment Date, (ii) the Company is permitted pursuant to this Section 8 to effect such Company Conversion on such Installment Date and (iii) prior to such Installment Date the Holder has delivered (via facsimile or otherwise) to the Company and the Trustee a written notice (a “Blocker Notice”) (A) stating that such Company Conversion would result in a violation of Section 3(d)(i) and (B) specifying the portion of the applicable Installment Amount with respect to which such Company Conversion would result in a violation of Section 3(d)3(d)(i) if such Company Conversion were effected (such amount so specified is referred to herein as the “Designated Specified Amount”), the Installment Amount of the Holder for such Installment Date shall be automatically reduced by such Designated Specified Amount; provided, that (x) at the Holder’s option, at any time prior to the applicable Installment Date, the Holder may reduce the Designated Specified Amount of shares of Common Stock covered by such Blocker Notice, in whole or in part, by delivery of one or more written notices to the Company and the Trustee (each, a “Withdrawal Notice”, and each date, a “Withdrawal Notice Date”) and elect to convert the Designated Specified Amount (or such lesser amount as set forth in the Withdrawal Notice) in accordance with this Section 8 (each a “Withdrawn Designated Specified Amount”) and (B) the Installment Amount with respect to such Installment Date shall be automatically increased by an amount equal to the sum of any Withdrawn Designated Specified Amounts set forth in Withdrawal Notices of the Holder with respect to such Installment Date delivered to the Company prior to such Installment Date and (y) either (A) if such Installment Date is prior to the Maturity Date, the Installment Amount of the immediately subsequent Installment Date shall be automatically increased by the Designated Specified Amount (less an amount equal to the sum of any Withdrawn Designated Specified Amounts set forth in Withdrawal Notices of the Holder delivered with respect to such Installment Date) or (Y) if such Installment Date is the Maturity Date, such Designated Specified Amount shall automatically increase the Company Redemption Amount to be paid in cash on the Maturity Date.

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(b)               Mechanics of Company Installment Payments. On or prior to the date which is ten (10) calendar days prior to each Installment Date (each, an “Installment Notice Due Date”), the Company shall deliver written notice (each, a “Company Installment Notice” and the date the Trustee and all of the holders receive such notice is referred to as to the “Company Installment Notice Date”), to the Trustee and each holder of Notes and such Company Installment Notice shall (i) either (A) confirm that the applicable Installment Amount of such holder’s Note shall be converted, in whole or in part, pursuant to a Company Conversion or (B) specify the portion of the applicable Installment Amount which the Company elects, or is required to elect and redeem, pursuant to a Company Redemption (the “Company Redemption Amount”) and the portion of the applicable Installment Amount, if any, that the Company elects, and is permitted to convert pursuant to a Company Conversion (the “Company Conversion Amount”), which amounts when added together, must equal the entire applicable Installment Amount and (ii) if the applicable Installment Amount is to be paid, in whole or in part, pursuant to a Company Conversion, certify that there is not then an Equity Conditions Failure as of the date of the Company Installment Notice. Each Company Installment Notice shall be irrevocable. If the Company does not timely deliver a Company Installment Notice in accordance with this Section 88, then the Company shall be deemed to have delivered an irrevocable Company Installment Notice as of the applicable Installment Notice Due Date confirming a Company Conversion and shall be deemed to have certified as of the applicable Installment Notice Due Date that there is not then an Equity Conditions Failure in connection with such Company Conversion.

(c)               Mechanics of Company Conversion. Subject to Section 3(d), if the Company delivers a Company Installment Notice and elects, or is deemed to have delivered a Company Installment Notice and deemed to have elected, in whole or in part, a Company Conversion in accordance with Section 8(b), then the remainder of this Section 8(c) shall apply. On each Installment Date, any outstanding Company Conversion Amount shall be converted as of such Installment Date at the Company Conversion Price and the Company shall, on the applicable Installment Date, deliver to the Holder’s account with DTC such shares of Common Stock issued upon such conversion (subject to the reduction contemplated by the immediately following sentence and, if applicable, the last sentence of this Section 8(c)), provided that the Equity Conditions are then satisfied (or waived in writing by the Holder) on such Installment Date and a Company Conversion is not otherwise prohibited under any other provision of this Note. If any of the Equity Conditions are not satisfied (or waived in writing by the Holder) on such Installment Date or a Company Conversion is not otherwise permitted under any other provision of this Note, then, at the option of the Holder designated in writing to the Company and, in the event the Holder elects a redemption, the Trustee (i) the Holder may require the Company to do any one or more of the following: the Company shall redeem in cash, as designated by the Holder, all or any part of the Company Conversion Amount (together with any Designated Specified Amount specified in a Blocker Notice delivered with respect to any Company Conversion for such Installment Date) (such designated amount, together with such Designated Specified Amount, if any, is referred to as the “Designated Redemption Amount”) and the Company shall pay to the Holder within three (3) Business Days of such Installment Date, by wire transfer of immediately available funds, an amount in cash equal to 115% of such Designated Redemption Amount, and/or (ii) cause the Company Conversion to be null and void with respect to such Designated Redemption Amount; provided, however, the Conversion Price for such Designated Redemption Amount shall thereafter be adjusted to equal the lesser of (A) the Company Conversion Price as in effect on the date on which the Holder voided the Company Conversion and (B) the Company Conversion Price that would be in effect on the date on which the Holder delivers a Conversion Notice relating thereto as if such date was an Installment Date. The Holder shall be entitled to all the rights of a holder of this Note with respect to such Designated Redemption Amount. If the Company fails to redeem any Designated Redemption Amount by the third (3rd) Trading Day following the applicable Installment Date by payment of such amount on the applicable Installment Date, then the Holder shall have the rights set forth in Section 11(a) as if the Company failed to pay the applicable Company Installment Redemption Price (as defined below) and all other rights under this Note. Notwithstanding anything to the contrary in this Section 8(c), but subject to Section 3(d), until the Company delivers Common Stock representing the Company Conversion Amount to the Holder, the Company Conversion Amount may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3, in which event the Company Conversion Amount so converted shall be deducted from the Installment Amount(s) relating to the applicable Installment Date(s) as set forth in the applicable Conversion Notice. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock in any Company Conversion hereunder.

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(d)               Mechanics of Company Redemption. If the Company elects, or is required to elect, a Company Redemption, in whole or in part, in accordance with Section 8(b), then the Company Redemption Amount, if any, which is to be paid to the Holder on the applicable Installment Date shall be redeemed by the Company, or at the Company’s election, by the Trustee, on such Installment Date, and the Company, or Trustee, as applicable, shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds in an amount in cash (the “Company Installment Redemption Price”) equal to the applicable Company Redemption Amount. If the Company fails to redeem the applicable Company Redemption Amount on the applicable Installment Date, then, at the option of the Holder designated in writing to the Company and the Trustee (any such designation shall be a “Conversion Notice” for purposes of this Note), the Holder may require the Company to convert all or any part of the Company Redemption Amount at the Company Conversion Price (determined as of the date of such designation). Conversions required by this Section 8(d)8(d) shall be made in accordance with the provisions of Section 3(c). Notwithstanding anything to the contrary in this Section 8(d), but subject to Section 3(d), until the Company Installment Redemption Price (together with any Late Charges thereon) is paid in full, the Company Redemption Amount (together with any Late Charges thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event the Holder elects to convert all or any portion of the Company Redemption Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the portion of the Company Redemption Amount so converted shall be deducted from the Installment Amounts relating to the applicable Installment Date(s) as set forth in the applicable Conversion Notice. Redemptions required by this Section 8(d) shall be made in accordance with the provisions of Section 11.

(e)                Deferred Installment Amount. Notwithstanding any provision of this Section 8 to the contrary, the Holder may, at its option and in its sole discretion, deliver a written notice to the Company and the Trustee no later than the Trading Day immediately prior to the applicable Installment Date (the “Installment Notification Deadline Date”) electing to have the payment of all or any portion of an Installment Amount payable on such Installment Date deferred (such amount deferred, the “Deferral Amount”) until any subsequent Installment Date selected by the Holder, in its sole discretion, in which case, the Deferral Amount shall be added to, and become part of, such subsequent Installment Amount and such Deferral Amount shall continue to accrue Interest hereunder. Any notice delivered by the Holder pursuant to this Section 8(d) shall set forth (i) the Deferral Amount and (ii) the date that such Deferral Amount shall now be payable.

(f)                Conversion of Installment Amounts. Notwithstanding anything herein to the contrary, during the period commencing on an Installment Date (a “Current Installment Date”) and ending on the Trading Day immediately prior to the next Installment Date, at the option of the Holder, at one or more times, the Holder may convert other Installment Amounts, in whole or in part, at the Company Conversion Price of such Current Installment Date in accordance with the conversion procedures set forth in Section 3 hereunder, mutatis mutandis. Notwithstanding the foregoing, with respect to any Installment Date, the Holder may not elect to effect any conversion of any other Installment Amounts pursuant to this Section 8(f), in the aggregate, in excess of the sum of four (4) other Installment Amounts (or, if the Company has elected to effect a Company Conversion with respect to the entire Installment Amount of such Installment Date, three (3) other Installment Amounts) (collectively, the “Installment Adjustment Limitation”); provided, further that if any Event of Default described in Sections 4(a)(vi) through 4(a)(viii) has occurred and is continuing (or, if by replacing “Restricted Subsidiary” with “Subsidiary” therein, would have occurred or would be continuing), the Installment Adjustment Limitation shall no longer apply to this Note and the “Company Conversion Price” thereafter for purposes of this Section 8(f) shall equal the lesser of (x) the Company Conversion Price with respect to such Current Installment Date and (y) the applicable Installment Adjustment Conversion Price.

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9.                  NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation (as defined in the Securities Purchase Agreement), Bylaws (as defined in the Securities Purchase Agreement) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon conversion of this Note above the Company Conversion Price with respect to the Installment Date occurring in the calendar month in which such increase occurs, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the conversion of this Note, and (iii) shall, so long as any of the Notes are outstanding, take all action reasonably necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Notes, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Notes then outstanding (without regard to any limitations on conversion).

10.              RESERVATION OF AUTHORIZED SHARES.

(a)                Reservation. The Company shall initially reserve out of its authorized and unissued Common Stock and for so long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, such number of shares of Common Stock for each of the Notes equal to (x) if prior to the earlier to occur of (A) the Stockholder Approval Date (as defined in the Securities Purchase Agreement) and (B) the Series B Closing Expiration Date (as defined in the Securities Purchase Agreement) (such earlier date, the “Reservation Requirement Date”), 30,000,000 shares of Common Stock for issuance upon conversion and/or upon payment of any other amounts due under the Notes and (y) if on or after the Reservation Requirement Date, the sum of (i) 125% of the maximum number of Conversion Shares issued and issuable pursuant to the Notes (determined without taking into account any limitations on the conversion of the Notes set forth therein and assuming that the Notes are convertible at the Company Conversion Price with respect to the Installment Date of the calendar month in which such time of determination occurs and all Series B Notes issuable pursuant to the Securities Purchase Agreement have been issued) and (ii) 125% of the maximum number of Interest Shares (as defined in the Securities Purchase Agreement) issued and issuable pursuant to the terms of the Notes from the Series A Closing Date through the maturity date of the Series B Notes (determined without taking into account any limitations on the conversion of the Notes set forth therein and assuming that all Series B Notes issuable pursuant to the Securities Purchase Agreement have been issued) (collectively, the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the original principal amount of the Notes held by each holder on the Series A Closing Date or increase in the number of reserved shares (as the case may be) (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Notes, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

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(b)               Insufficient Authorized Shares. If, notwithstanding Section 10(a), and not in limitation thereof, at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and otherwise unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action reasonably necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. In the event that the Company is prohibited from issuing shares of Common Stock upon any conversion due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Holder, the Company shall pay cash (each, an “Authorized Failure Share Cancellation Amount”) in exchange for the redemption of such portion of the Conversion Amount convertible into such Authorized Failure Shares at an amount equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Conversion Notice with respect to such Authorization Failure Shares to the Company and ending on the date of such issuance and payment under this Section 10(b) and (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorization Failure Shares, any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith. Nothing contained in Section 10(a) or this Section 10(b) shall limit any obligations of the Company under any provision of the Securities Purchase Agreement.

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11.              REDEMPTIONS.

(a)                Mechanics. The Company, or at the Company’s direction, the Trustee, shall deliver the applicable Event of Default Redemption Price to the Holder in cash within five (5) Business Days after the later of (x) the Company’s receipt of the Holder’s Event of Default Redemption Notice and (y) the applicable Event of Default Redemption Trigger Date. If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company, or at the Company’s direction, the Trustee, shall deliver the applicable Change of Control Redemption Price to the Holder in cash concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five (5) Business Days after the Company’s receipt of such notice otherwise. The Company, or at the Company’s direction, the Trustee, shall deliver the applicable Company Installment Redemption Price to the Holder in cash on the applicable Installment Date. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued, following authentication of such new Note, and delivered to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal which has not been redeemed. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Notwithstanding anything herein to the contrary, in connection with any redemption hereunder at a time the Holder is entitled to receive a cash payment under any of the other Transaction Documents, at the option of the Holder delivered in writing to the Company, the applicable Redemption Price hereunder shall be increased by the amount of such cash payment owed to the Holder, in whole or in part as specified in such writing, under such other Transaction Document and, upon payment in full or conversion in accordance herewith, shall satisfy the Company’s payment obligation under such other Transaction Document. Upon the Company’s receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Conversion Amount and (y) the Company shall immediately return this Note, or issue a new, duly authenticated Note (in accordance with Section 17(d)), to the Holder, and in each case the principal amount of this Note or such new Note (as the case may be) shall be increased by an amount equal to the difference between (1) the applicable Event of Default Redemption Price, Change of Control Redemption Price or Company Installment Redemption Price, as the case may be, minus (2) the Conversion Amount submitted for redemption and (z) the Conversion Price of this Note or such new Notes (as the case may be) shall be automatically adjusted with respect to each conversion effected thereafter by the Holder to the lowest of (A) the lowest Company Conversion Price of the Installment Dates occurring during the period commencing on the date the Holder delivers the applicable Redemption Notice and ending on the date the applicable Redemption Notice is voided and (B) 85% of the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the applicable Redemption Notice is delivered to the Company and ending on and including the date on which the applicable Redemption Notice is voided. The Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.

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(b)               Redemption by Other Holders. Upon the Company’s receipt of notice from any of the holders of the Other Notes that an event or occurrence substantially similar to the events or occurrences described in Section 4(b) or Section 5(b) has occurred, the Company shall immediately, but no later than one (1) Business Day of its receipt thereof, forward to the Holder by facsimile a copy of such notice (whether or not the Company agrees that such event or occurrence has occurred and/or is continuing). Upon the Company’s receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b) or Section 5(b) (each, an “Other Redemption Notice”), the Company shall immediately, but no later than one (1) Business Day of its receipt thereof, forward to the Holder by facsimile a copy of such notice (whether or not the Company agrees that such event or occurrence has occurred and/or is continuing). If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company’s receipt of the Holder’s applicable Redemption Notice and ending on and including the date which is three (3) Business Days after the Company’s receipt of the Holder’s applicable Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven (7) Business Day period.

12.              VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law (including, but not limited to, the Delaware General Corporation Law), and as expressly provided in this Note.

13.              COVENANTS. Until all of the Notes have been converted, redeemed or otherwise satisfied in accordance with their terms:

(a)                Rank. All payments due under this Note (i) shall rank pari passu with all Other Notes and the Permitted Indebtedness described in clause (vi) of Section 28(ii) below and (ii) shall be senior to all other Indebtedness of the Company, other than the Senior Unsecured Notes.

(b)               Incurrence of Indebtedness. The Company shall not, and the Company shall cause each of its Restricted Subsidiaries to not, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness (other than (i) the Indebtedness evidenced by this Note and the Other Notes and (ii) Permitted Indebtedness).

(c)                Existence of Liens. The Company shall not, and the Company shall cause each of its Restricted Subsidiaries to not, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets owned by the Company or any of its Restricted Subsidiaries (collectively, “Liens”) other than Permitted Liens.

(d)               Restricted Payments. The Company shall not, and the Company shall cause each of its Restricted Subsidiaries to not, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness (other than the Senior Unsecured Notes and/or the Kinergy Credit Facility), whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, (i) an event constituting an Event of Default has occurred and is continuing or (ii) an event that with the passage of time and without being cured would constitute an Event of Default has occurred and is continuing.

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(e)                Restriction on Redemption and Cash Dividends. The Company shall not, and the Company shall cause each of its Restricted Subsidiaries to not, directly or indirectly, redeem, repurchase or pay any cash dividend or distribution on any of its capital stock (other than Permitted Distributions) without the prior written express consent of the Holder.

(f)                Maturity of Indebtedness. Except for any Permitted Investments, including the June Indebtedness, in an aggregate amount of $6.7 million, the Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, permit any Indebtedness of the Company or any of the Subsidiaries to mature or accelerate prior to the Maturity Date without the prior written express consent of the Required Holders.

(g)               Payment of Indebtedness. Subject to Section 13(d) above, the Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, repurchase or prepay any Indebtedness without the prior written express consent of the Required Holders other than (i) mandatory prepayments of the Senior Unsecured Notes, the Kinergy Credit Facility and/or the Pacific Holding Restated Credit Facility required by the terms of such Indebtedness as in effect as of the Subscription Date, (ii) regular payments of interest in accordance with the terms of such Indebtedness required by the terms of such Indebtedness as in effect as of the Subscription Date, (iii) Permitted Investments, including the June Indebtedness, in an aggregate amount of $6.7 million, and (iv) Permitted Distributions.

(h)               Change in Nature of Business. The Company shall not, and the Company shall cause each of its Restricted Subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by the Company and each of its Restricted Subsidiaries on the Issuance Date or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Restricted Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose.

(i)                 Preservation of Existence, Etc. The Company shall maintain and preserve, and cause each of its Restricted Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Restricted Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

(j)                 Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Restricted Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Restricted Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

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(k)               Maintenance of Insurance. The Company shall maintain, and cause each of its Restricted Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

(l)                 Investments. Except for any Permitted Investments, the Company shall not, and the Company shall cause each of its Restricted Subsidiaries to not, directly or indirectly, without the prior written express consent of the Required Holders, lend money or credit (by way of guarantee or otherwise) or make advances to any Subsidiary, or purchase or acquire any stock, bonds, notes, debentures or other obligations or securities of, or any other interest in, or make any capital contribution to, any Subsidiary.

(m)             Restriction on Transfer of Assets. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, sell, lease, license, assign, transfer, convey or otherwise dispose of any assets or rights of the Company or any Subsidiary owned or hereafter acquired whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company and its Subsidiaries that are in the ordinary course of their respective businesses and, after giving effect thereto, would not result in a Material Adverse Change, (ii) sales of product, inventory or receivables in the ordinary course of business, (iii) Permitted Transfers, (iv) Permitted Investments or (v) the sale, leasing, licensing, assignment, transfer, conveyance or other disposition of any assets or rights of any Subsidiary to the extent permitted under the Kinergy Credit Facility or the Pacific Holding Credit Facilities.

14.              PARTICIPATION. In addition to any adjustments pursuant to Section 7, the Holder, as the holder of this Note, shall be entitled to receive such dividends paid and distributions made to the holders of Common Stock to the same extent as if the Holder had converted this Note into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock (provided, however, to the extent that the Holder’s right to participate in any such dividend or distribution would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such dividend or distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such dividend or distribution to such extent) and such dividend or distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage.

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15.              AMENDING THE TERMS OF THIS NOTE. The prior written consent of the Holder shall be required for any change or amendment to this Note.

16.              TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without restriction and without the consent of the Company.

17.              REISSUANCE OF THIS NOTE.

(a)                Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company along with a duly executed copy of the transfer instrument attached hereto as Exhibit III, whereupon the Company will forthwith issue and, following authentication of such new Note, deliver upon the order of the Holder a new Note (in accordance with Section 17(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new, duly authenticated Note (in accordance with Section 17(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b)               Lost, Stolen or Mutilated Note. Upon compliance with Section 3.6 of the Indenture, the Company shall execute and, following authentication of such new Note, deliver to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal.

(c)                Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new, duly authenticated Note or Notes (in accordance with Section 17(d) and in principal amounts of at least $1,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d)               Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 17(a) or Section 17(c)), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, (v) shall represent accrued and unpaid Interest and Late Charges on the Principal and Interest of this Note, from the Issuance Date and (vi) shall be duly authenticated in accordance with the Indenture.

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18.              REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note (including, without limitation, compliance with Section 7).

19.              PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Note shall be affected, or limited, by the fact that the Purchase Price (as defined in the Securities Purchase Agreement) paid for this Note was less than the original Principal amount hereof.

20.              CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Terms used in this Note but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Series A Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

21.              FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

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22.              DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Conversion Price, the Closing Bid Price, the Closing Sale Price or fair market value (as the case may be) or the arithmetic calculation of the Conversion Rate or the applicable Redemption Price (as the case may be), the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute (including, without limitation, as to whether any issuance or sale or deemed issuance or sale was an issuance or sale or deemed issuance or sale of Excluded Securities). If the Holder and the Company are unable to agree upon such determination or calculation within two (2) Business Days of such disputed determination or arithmetic calculation (as the case may be) being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Business Days, submit via facsimile (a) the disputed determination of the Conversion Price, the Closing Bid Price, the Closing Sale Price or fair market value (as the case may be) to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Rate or any Redemption Price (as the case may be) to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank’s or accountant’s determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error.

23.              NOTICES; CURRENCY; PAYMENTS.

(a)                Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder and the Trustee with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder and the Trustee (i) promptly upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record with respect to (A) any dividend or distribution upon the Common Stock, (B) any grants, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock generally or (C) any determination of rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided that in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

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(b)               Currency. All principal, interest and other amounts owing under this Note or any Transaction Document that, in accordance with their terms, are paid in cash, shall be paid in United States Dollars (“U.S. Dollars”). All amounts denominated in other currencies shall be converted to the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Note, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

(c)                Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by a certified check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Buyers (as defined in the Securities Purchase Agreement), shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement), provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amount of Principal or other amounts due under the Transaction Documents which is not paid when due (other than any amounts due hereunder that are otherwise accruing interest at the Default Rate) shall result in a late charges being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15%) per annum from the date such amount was due until the same is paid in full (“Late Charge”).

24.              CANCELLATION. After all Principal, accrued Interest, Late Charges and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

25.              WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.

26.              GOVERNING LAW. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder to realize on any collateral or any other security for such obligations or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

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27.              MAXIMUM PAYMENTS. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

28.              CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)                [INSERT IN SERIES B NOTES: “Aggregate Series B Installment Amount” means the quotient of (x) $8,000,000, divided by (y) the sum of the number of Installment Dates occurring during the period commencing on the Series B Closing Date and ending on, and including, the Maturity Date.]

(b)               “Approved Stock Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer, or director for services provided to the Company in their capacity as such.

(c)                “Bloomberg” means Bloomberg, L.P.

(d)               “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e)                “Change of Control” means any Fundamental Transaction other than (i) any merger of the Company or any of its, direct or indirect, wholly-owned Subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or any of its Subsidiaries or (iv) the sale (whether by merger, asset sale or otherwise) of any one Plant of the Company or any of its Subsidiaries.

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(f)                “Change of Control Redemption Premium” means 125%.

(g)               “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 22. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transaction during such period.

(h)               “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(i)                 “Company Conversion Price” means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) 85% of the Market Price. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination, or other similar transaction during any such measuring period.

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(j)                 “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto

(k)               “Convertible Securities” means any capital stock or securities (other than Options) directly or indirectly, convertible into, or exercisable or exchangeable for, shares of Common Stock.

(l)                 “Eligible Market” means The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market or the Principal Market.

(m)             “Equity Conditions” means: (i) on each day during the period beginning fifteen (15) Trading Days prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock is listed or designated for quotation (as applicable) on an Eligible Market and shall not have been suspended from trading on an Eligible Market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by an Eligible Market be pending in writing by such Eligible Market (if prior to the Reservation Requirement Date, excluding the requirement of the Principal Market for the Closing Bid Price of the Common Stock to exceed $1.00); (ii) on each day during the Equity Conditions Measuring Period, the Company shall have delivered all shares of Common Stock issuable upon conversion of this Note on a timely basis pursuant to the applicable provisions hereof and all other shares of capital stock required to be delivered by the Company on a timely basis as set forth in the other Transaction Documents; (iii) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3(d) hereof; (iv) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (v) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (vi) the Holder shall not be in possession of any material, non-public information provided to any of them by the Company, any of its affiliates or any of their respective officers, employees, directors, representatives, agents or the like; (vii) on each day during the Equity Conditions Measuring Period, there shall not have occurred an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default, and (viii) as of the applicable date of determination, there shall not be any Volume Failure or any Price Failure.

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(n)               “Equity Conditions Failure” means that on any day during the period commencing on the applicable Company Installment Notice Date through the later of the applicable Installment Date and the date on which the applicable shares of Common Stock are actually delivered to the Holder, the Equity Conditions have not been satisfied (or waived in writing by the Holder); provided, that notwithstanding the foregoing and solely in connection with a Company Conversion hereunder, the Company’s failure to satisfy clause (vi) of the definition of Equity Conditions shall not be deemed to be an Equity Conditions Failure if (x) the Company has properly notified the Holder that it desires to give the Holder material nonpublic information and, prior to the Holder’s receipt of such material nonpublic information, the Holder has delivered a written notice to the Company acknowledging its agreement to receive such material nonpublic information and (y) such Equity Condition is satisfied during the 72 hour period immediately preceding and including each Trading Day in which the Company is required to deliver shares of Common Stock to the Holder (or the Holder’s account with DTC, as applicable) in connection with such Company Conversion.

(o)               “Excluded Subsidiaries” means New PE Holdco LLC, a Delaware limited liability company, Pacific Ethanol Holding Co. LLC, a Delaware limited liability company, Pacific Ethanol Madera LLC, a Delaware limited liability company, Pacific Ethanol Columbia, LLC, a Delaware limited liability company, Pacific Ethanol Stockton, LLC, a Delaware limited liability company, and Pacific Ethanol Magic Valley, LLC, a Delaware limited liability company.

(p)               “Fundamental Transaction” means that (i) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person, or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

(q)               “GAAP” means United States generally accepted accounting principles, consistently applied.

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(r)                 “Holder Pro Rata Amount” means a fraction (i) the numerator of which is the original Principal amount of this Note on the Closing Date at which this Note was originally issued and (ii) the denominator of which is the aggregate original principal amount of all Notes issued to the initial purchasers pursuant to the Securities Purchase Agreement on the Closing Date.

(s)                “Indenture” means that certain Indenture for Subordinated Debt Securities dated as of the Series A Closing Date, by and between the Company and the Trustee, as may be amended, modified or supplemented from time to time, including, without limitation, by any Supplemental Indenture (as defined below).

(t)                 “Installment Adjustment Conversion Price” means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) 85% of the Market Price as of such date of determination.

(u)               [INSERT IN SERIES A NOTES: “Installment Amount” means (i) with respect to any Installment Date other than the Maturity Date, the lesser of (A) (x) if prior to the Series B Closing Date, the product of (I) $1,166,667, multiplied by (II) the Holder Pro Rata Amount, or (y) if on or after the Series B Closing Date, the Remaining Series A Installment Amount and (B) the Principal amount then outstanding under this Note as of such Installment Date, and (ii) with respect to the Installment Date that is the Maturity Date, the Principal amount then outstanding under this Note as of such Installment Date, in each case, as any such Installment Amount may be reduced or increased pursuant to the terms of this Note, whether upon conversion, redemption or otherwise, together with, in each case of clauses (i) and (ii), the sum of any accrued and unpaid Interest as of such Installment Date under this Note and accrued and unpaid Late Charges, if any, under this Note as of such Installment Date. In the event the Holder shall sell or otherwise transfer any portion of this Note, the transferee shall be allocated a pro rata portion of each unpaid Installment Amount hereunder.]

[INSERT IN SERIES B NOTES: “Installment Amount” means (i) with respect to any Installment Date other than the Maturity Date, the lesser of (A) the product of (I) the Aggregate Series B Installment Amount, multiplied by (II) the Holder Pro Rata Amount and (B) the Principal amount then outstanding under this Note as of such Installment Date, and (ii) with respect to the Installment Date that is the Maturity Date, the Principal amount then outstanding under this Note as of such Installment Date, in each case, as any such Installment Amount may be reduced or increased pursuant to the terms of this Note, whether upon conversion, redemption or otherwise, together with, in each case of clauses (i) and (ii), the sum of any accrued and unpaid Interest as of such Installment Date under this Note and accrued and unpaid Late Charges, if any, under this Note as of such Installment Date. In the event the Holder shall sell or otherwise transfer any portion of this Note, the transferee shall be allocated a pro rata portion of each unpaid Installment Amount hereunder.]

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(v)               [INSERT IN SERIES A NOTES: “Installment Date” means (i) initially, the date that is eleven (11) Trading Days after the Series A Closing Date, (ii) then, (x) if the first Trading Day of the calendar month immediately following the initial Installment Date occurs less than eleven (11) Trading Days after the initial Installment Date, the first Trading Day of the second (2nd) calendar month immediately following the initial Installment Date or (y) otherwise, the first (1st) Trading Day of the calendar month immediately following the initial Installment Date, and (iii) thereafter, the first (1st) Trading Day of every subsequent calendar month until the Maturity Date.]

[INSERT IN SERIES B NOTES: “Installment Date” means (i) initially, the Series B Closing Date; provided, that if there are less than eleven (11) Trading Days between, the Series B Closing Date and the first (1st) Trading Day of the succeeding calendar month, then the initial Installment Date shall be such first (1st) Trading Day of the succeeding calendar month, and (ii) thereafter, each first (1st) Trading Day of every subsequent calendar month until the Maturity Date.]

(w)             “Interest Rate” means five percent (5%) per annum, as may be adjusted from time to time in accordance with Section 2.

(x)               “June Indebtedness” means amounts due and owing on June 25, 2013 under the Pacific Holding Restated Credit Facility as in effect as of the Subscription Date.

(y)               “Kinergy Credit Facility” means that certain credit facility as evidenced by, among other loan documents, that certain Amended and Restated Loan and Security Agreement, dated as of May 4, 2012, by and between Kinergy Marketing, LLC and Pacific AG. Products, LLC as borrowers thereunder and Wells Fargo Capital Finance, LLC as Agent, and Wells Fargo Capital Finance, LLC as Sole Lead Arranger, Manager and Bookrunner, as such credit facility is in effect on the date hereof.

(z)                “Mandatory Prepayment Alternative Indebtedness” means, in connection with the occurrence of any given event which, pursuant to the terms of the Senior Unsecured Notes in effect as of the Subscription Date, would require that the Company make a mandatory prepayment of all, or any part, of the Indebtedness outstanding under the Senior Unsecured Notes (the “Mandatory Prepayment Amount”), any Indebtedness of the Company or any of its Subsidiaries permitted by the holders of the Senior Unsecured Notes to be prepaid or purchased by the Company or any of its Subsidiaries, as applicable, in lieu of requiring the prepayment of such Mandatory Prepayment Amount; provided, that (i) the actual amount of such alternative Indebtedness to be prepaid or purchased, as applicable, shall not exceed the Mandatory Prepayment Amount and (ii) the aggregate Mandatory Prepayment Alternative Indebtedness shall not exceed $3.5 million.

(aa)            “Market Price” means, for any given date, the lesser of (x) the VWAP of the Common Stock on the Trading Day immediately preceding such given date and (y) quotient of (I) the sum of the three (3) lowest VWAPs of the Common Stock during the ten (10) consecutive Trading Day period ending and including the Trading Day immediately prior to such given date, divided by (II) three (3) (such period, the “Market Price Measuring Period”). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transactions during such Market Price Measuring Period.

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(bb)           “Maturity Date” means [____]1; provided, however, the Maturity Date may be extended at the option of the Holder (i) in the event that, and for so long as, an Event of Default shall have occurred and be continuing or any event shall have occurred and be continuing that with the passage of time and the failure to cure would result in an Event of Default or (ii) through the date that is twenty (20) Business Days after the consummation of a Fundamental Transaction in the event that a Fundamental Transaction is publicly announced or a Change of Control Notice is delivered prior to the Maturity Date, provided further that if a Holder elects to convert some or all of this Note pursuant to Section 3 hereof, and the Conversion Amount would be limited pursuant to Section 3(d) hereunder, the Maturity Date shall automatically be extended until such time as such provision shall not limit the conversion of this Note.

(cc)            “Material Adverse Change” shall mean any set of circumstances or events which occur, arise or otherwise take place from and after the Issuance Date which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Note or any other Transaction Document, (b) is or could reasonably be expected to be material and adverse to the business properties, assets, financial condition, results of operations or prospects of the Company or the Company and any of Subsidiaries on a collective basis, (c) impairs materially or could reasonably be expected to impair materially the ability of the Company to duly and punctually pay or perform any its obligations under this Note or any other Transaction Document, or (d) materially impairs or could reasonably be expected to materially impair the ability of Holder, to the extent permitted, to enforce its legal rights and remedies pursuant to this Note or any other Transaction Document; provided, that a Material Adverse Change shall not include the sale (whether by merger, asset sale or otherwise) of any one Plant of the Company or any of its Subsidiaries.

(dd)          “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(ee)            “Pacific Holding Restated Credit Facility” means that certain credit facility as evidenced by, among other loan documents, that certain Second Amended and Restated Credit Agreement dated as of October 29, 2012 among Pacific Ethanol Holding Co. LLC, a Delaware limited liability company, as a borrower thereunder and as agent for borrowers thereunder, and co-borrowers Pacific Ethanol Madera LLC, a Delaware limited liability company, Pacific Ethanol Columbia, LLC, a Delaware limited liability company, Pacific Ethanol Stockton LLC, a Delaware limited liability company, and Pacific Ethanol Magic Valley, LLC, a Delaware limited liability company, each of the lenders thereunder who are from time to time signatories thereto, Wells Fargo Bank, N.A., as administrative agent and collateral agent for such lenders and such other parties thereto as identified therein, as such credit facility may have been or may be amended, restated or otherwise modified prior to the Subscription Date.

1 Insert date that is the one year anniversary of the Series A Closing Date.

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(ff)             “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(gg)           “Plant” means any Excluded Subsidiary (other than New PE Holdco LLC or Pacific Ethanol Holding Co LLC).

(hh)           “Permitted Distributions” means (a) dividends by Subsidiaries of the Company to the Company or other Subsidiaries of the Company, and (b) current quarterly dividends required to be paid by Company with respect to the Company’s Series B Cumulative Convertible Preferred Stock pursuant to the organizational documents of the Company as in effect as of the Issuance Date on the Company. For the avoidance of doubt, to the extent that payment thereof is in the form of Common Stock, payment of previously accrued and unpaid dividends with respect to the Company’s Series B Cumulative Convertible Preferred Stock outstanding as of the Issuance Date shall be deemed to be “Permitted Distributions”.

(ii)               “Permitted Indebtedness” means (i) Indebtedness evidenced by this Note and the Other Notes; (ii) the Senior Unsecured Notes, (iii) any Indebtedness secured by a Permitted Lien (other than any Indebtedness referred to in clause (iv) of the definition of “Permitted Lien”), (iv) Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder and approved by the Holder in writing, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of ten percent (10%) per annum (collectively, the “Subordinated Indebtedness”), (v) Indebtedness existing on the Issuance Date (which, for the avoidance of doubt, includes the $10 million accordion feature contained in the Kinergy Credit Facility as in effect on the Issuance Date); provided, that the principal amount of such Indebtedness is not increased by more than five percent (5%) in the aggregate, the terms of such Indebtedness are not modified to impose more burdensome terms upon the Company or any of its Subsidiaries and the terms of such Indebtedness are not materially changed in any manner that adversely affects the Holder or any of the Buyers, (vi) any Contingent Obligation with respect to the Kinergy Credit Facility or otherwise required to be incurred by the Company in order for any of its Subsidiaries to obtain any bonds or letters of credit required in connection with the continued operation of such Subsidiary’s business; provided that such Contingent Obligation shall not exceed $750,000 in the aggregate at any time and (vii) such other trade and operating indebtedness incurred in the ordinary course of business by the Company, including without limitation, unsecured trade debt, financing with respect to the acquisition or lease of equipment and financing of insurance premiums; provided that in the aggregate, such indebtedness in this clause (vii) does not exceed the greater of $2,000,000 or three-quarters of one percent (0.75%) of total assets as reported in the Company’s most recent publicly filed Form 10-K or 10-Q reports.

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(jj)               “Permitted Investments” means (w) the purchase of equity interests in New PE Holdco LLC for an aggregate purchase price not to exceed $500,000, (x) intercompany loans between and among the Company and any of its Subsidiaries and/or any contributions of capital to any Subsidiary in an amount not to exceed $1 million in the aggregate, (y) the June Indebtedness, in an aggregate amount not to exceed $6.7 million and/or (z) the Mandatory Prepayment Alternative Indebtedness.

(kk)           “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens securing financing obtained in the ordinary course of the Company's operations, including financing with respect to the acquisition or lease of equipment and financing of insurance premiums; provided, that (A) such Liens are solely upon and confined solely to the equipment, unearned insurance premiums or other asset or assets being acquired by such financing and (B) in the aggregate, the Indebtedness secured by such liens does not exceed the greater of $2,000,000 or three-quarters of one percent (0.75%) of total assets as reported in the Company's most recent publicly filed Form 10-K or 10-Q reports, (v) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clause (iv) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount, interest rate and other amounts to be paid under such Indebtedness being extended, renewed or refinanced does not increase, (vi) any Lien on the assets or properties of Kinergy Marketing LLC and Pacific AG. Products, LLC securing the Kinergy Credit Facility and (vii) any Lien arising out of the Indenture for the benefit of the Trustee as security for the performance of the obligations of the Company thereunder.

(ll)               “Permitted Transfers” means any payments, distributions or transfers with respect to (i) any Permitted Indebtedness (in the case of Subordinated Indebtedness, to the extent permitted by the relevant subordination or intercreditor agreement) and (ii) any Permitted Distributions or (ii) the sale (whether by merger, asset sale or otherwise) of any one Plant of the Company or any of its Subsidiaries.

(mm)       “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

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(nn)           “Price Failure” means, with respect to a particular date of determination, the volume-weighted average of the VWAP of the Common Stock during the fifteen (15) consecutive Trading Day period ending on the Trading Day immediately preceding such date of determination fails to exceed $0.20 (as adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions) (the “Base Price”); provided, however, that in the event the Company effects a reverse stock split between the Issuance Date and the Maturity Date, the Base Price shall be replaced with $0.15 (as adjusted by such reverse stock split). All such determinations to be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such Price Failure Measuring Period.

(oo)           “Principal Market” means the Nasdaq Capital Market.

(pp)           “Redemption Notices” means, collectively, the Event of Default Redemption Notices, the Company Installment Notices with respect to any Company Redemption, and the Change of Control Redemption Notices, and each of the foregoing, individually, a “Redemption Notice.”

(qq)           “Redemption Premium” means (i) in the case of the Events of Default described in Section 4(a) (other than Sections 4(a)(vi) through 4(a)(viii)), 125% or (ii) in the case of the Events of Default described in Sections 4(a)(vi) through 4(a)(viii), 100%.

(rr)              “Redemption Prices” means, collectively, Event of Default Redemption Prices, the Change of Control Redemption Prices, and the Company Installment Redemption Prices, and each of the foregoing, individually, a “Redemption Price.”

(ss)             [INSERT IN SERIES A NOTES: “Remaining Series A Installment Amount” means, with respect to the Holder, the greater of (x) the product of (I) $500,000 multiplied by (II) the Holder Pro Rata Amount and (y) the quotient of (A) the Principal amount of this Note outstanding on the Series B Closing Date, divided by (B) the sum of the number of Installment Dates occurring during the period commencing on the Series B Closing Date and ending on, and including, the Maturity Date.]

(tt)              “Required Holders” means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding (excluding any Notes held by the Company or any of its Subsidiaries).

(uu)           “Restricted Subsidiary” means any Subsidiary other than the Excluded Subsidiaries.

(vv)           “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(ww)       “Securities Purchase Agreement” means that certain securities purchase agreement, dated as of the Subscription Date, by and among the Company and the initial holders of the Notes pursuant to which the Company issued the Notes and the Warrants, as may be amended, modified or supplemented from time to time.

(xx)           “Senior Unsecured Notes” means those certain senior unsecured notes, in the original principal amount of $22.2 million, issued on December 19, 2012 to certain investors as in effect as of the Subscription Date.

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(yy)           “Series A Closing Date” shall have the meaning ascribed to such term in the Securities Purchase Agreement, which date is the date the Company initially issued Series A Notes pursuant to the terms of the Indenture, Series A Supplemental Indenture and the Securities Purchase Agreement.

(zz)            “Series A Notes” shall have the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all notes issued in exchange therefor or replacement thereof.

(aaa)         “Series A Supplemental Indenture” shall have the meaning ascribed to such term in the Securities Purchase Agreement, as such supplemental indenture may be amended, modified or supplemented from time to time.

(bbb)       “Series B Closing Date” shall have the meaning ascribed to such term in the Securities Purchase Agreement, which date is the date the Company initially issued Series B Notes pursuant to the terms of the Indenture, Series B Supplemental Indenture and the Securities Purchase Agreement.

(ccc)         “Series B Notes” shall have the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all notes issued in exchange therefor or replacement thereof.

(ddd)      “Series B Supplemental Indenture” shall have the meaning ascribed to such term in the Securities Purchase Agreement, as such supplemental indenture may be amended, modified or supplemented from time to time.

(eee)         “Subscription Date” means March 28, 2013.

(fff)          “Subsidiary” means any Person in which the Company, directly or indirectly, (i) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing.

(ggg)       “Supplemental Indenture” shall have the meaning ascribed to such term in the Securities Purchase Agreement, as such supplemental indenture may be amended, modified or supplemented from time to time.

(hhh)       “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(iii)             “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York City time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

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(jjj)             “Trustee” means U.S. Bank National Association, in its capacity as trustee under the Indenture, or any successor or any additional trustee appointed with respect to the Notes pursuant to the Indenture.

(kkk)       “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(lll)             “Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

(mmm) “Volume Failure” means, with respect to a particular date of determination, the quotient of (x) the sum of the aggregate daily dollar trading volume (as reported on Bloomberg) of the Common Stock on each Trading Day over the fifteen (15) consecutive Trading Day period ending on the Trading Day immediately preceding such date of determination (such period, the “Volume Failure Measuring Period”), divided by (y) fifteen (15) is not less than $500,000 (as adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions). All such determinations to be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such Volume Failure Measuring Period.

(nnn)       “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest Closing Bid Price and the lowest Closing Sale Price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 22. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, or other similar transaction during such period.

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29.              SUBORDINATION. This Note and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in the [First][Second] Supplemental Indenture.

30.              DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries. Nothing contained in this Section 30 shall limit any obligations of the Company, or any rights of the Holder, under Section 4(i) of the Securities Purchase Agreement.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

PACIFIC ETHANOL, INC. By: _____________________________ Name: Title:

Attest:

By:_____________________________
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture and First Supplemental Indenture.

Dated: ________________, ____

U.S. Bank National Association,
as Trustee

By:_____________________________

         Authorized Signatory

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EXHIBIT I

Pacific Ethanol, Inc.
CONVERSION NOTICE

Reference is made to the Subordinated Convertible Note (the “Note”) issued to the undersigned by Pacific Ethanol, Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock, $0.001 par value per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:
Aggregate Principal to be converted:
Aggregate accrued and unpaid Interest with respect to such portion of the Aggregate Principal and such Aggregate Interest to be converted:
AGGREGATE CONVERSION AMOUNT TO BE CONVERTED:
Please confirm the following information:
Conversion Price:
Number of shares of Common Stock to be issued:
Please issue the Common Stock into which the Note is being converted in the following name and to the following address:
Issue to:

Facsimile Number:
Holder:
By:
Title:
Dated:
Account Number:
(if electronic book entry transfer)
Transaction Code Number:
(if electronic book entry transfer)
Installment Amount(s) to be reduced (and corresponding Installment Date(s)) and amount of reduction:

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EXHIBIT II

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs _________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _____________, 2013 from the Company and acknowledged and agreed to by ________________________.

PACIFIC ETHANOL, INC. By: _____________________________ Name: Title:

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EXHIBIT III

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto [NAME OF ASSIGNEE] the within instrument of PACIFIC ETHANOL, INC. and does hereby irrevocably constitute and appoint [_________] Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or Other Identifying Number of Assignee: ________________________

Dated: ______________ ____, ___

By:_____________________________

Name:

Title:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

C-44

APPENDIX D

PACIFIC ETHANOL, INC.

AND

U.S. BANK NATIONAL ASSOCIATION

Trustee

________________________

INDENTURE

DATED AS OF MARCH 28, 2013

________________________

CONVERTIBLE SUBORDINATED DEBT SECURITIES

D-1

PACIFIC ETHANOL, INC.

RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939, AS AMENDED,

AND INDENTURE, DATED AS OF MARCH 28, 2013

TRUST INDENTURE ACT SECTION	INDENTURE SECTION
Section 310(a)(1)	6.9
(a)(2)	6.9
(a)(3)	Not Applicable
(a)(4)	Not Applicable
(a)(5)	6.9
(b)	6.8
Section 311	6.13
Section 312(a)	7.1, 7.2(a)
(b)	7.2(b)
(c)	7.2(c)
Section 313(a)	7.3
(b)	*
(c)	*
(d)	7.3
Section 314(a)	7.4
(a)(4)	10.5
(b)	Not Applicable
(c)(1)	1.3
(c)(2)	1.3
(c)(3)	Not Applicable
(d)	Not Applicable
(e)	1.3
Section 315(a)	6.1(a)
(b)	6.2
(c)	6.1(b)
(d)	6.1(c)
(d)(1)	6.1(a)(1)
(d)(2)	6.1(c)(2)
(d)(3)	6.1(c)(3)
(e)	5.14
Section 316(a)	1.1, 1.2
(a)(1)(A)	5.2, 5.12
(a)(1)(B)	5.13
(a)(2)	Not Applicable
(b)	5.8
(c)	1.5(f)
Section 317(a)(1)	5.3
(a)(2)	5.4
(b)	10.3
Section 318(a)	1.8

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

* Deemed included pursuant to Section 318(c) of the Trust Indenture Act

D-2

D-3

ARTICLE FOUR	SATISFACTION AND DISCHARGE	D-39
4.1	Satisfaction and Discharge of Indenture	D-39
4.2	Application of Trust Money	D-40

ARTICLE FIVE	REMEDIES	D-40
5.1	Events of Default	D-40
5.2	Acceleration of Maturity; Rescission and Annulment	D-41
5.3	Collection of Indebtedness and Suits for Enforcement by Trustee	D-42
5.4	Trustee May File Proofs of Claim	D-43
5.5	Trustee May Enforce Claims Without Possession of Securities	D-43
5.6	Application of Money Collected	D-44
5.7	Limitation on Suits	D-44
5.8	Unconditional Right of Holders to Receive Principal, Premium and Interest	D-45
5.9	Restoration of Rights and Remedies	D-45
5.10	Rights and Remedies Cumulative	D-45
5.11	Delay or Omission Not Waiver	D-45
5.12	Control by Holders	D-45
5.13	Waiver of Past Defaults	D-46
5.14	Undertaking for Costs	D-46
5.15	Waiver of Stay or Extension Laws	D-46

ARTICLE SIX	THE TRUSTEE	D-47
6.1	Certain Duties and Responsibilities	D-47
6.2	Notice of Defaults	D-48
6.3	Certain Rights of Trustee	D-48
6.4	Not Responsible for Recitals or Issuance of Securities	D-49
6.5	May Hold Securities	D-50
6.6	Money Held in Trust	D-50
6.7	Compensation and Reimbursement	D-50
6.8	Disqualification; Conflicting Interests	D-50
6.9	Corporate Trustee Required; Eligibility	D-51
6.10	Resignation and Removal; Appointment of Successor	D-51
6.11	Acceptance of Appointment by Successor	D-52
6.12	Merger, Conversion, Consolidation or Succession to Business	D-53
6.13	Preferential Collection of Claims Against Company	D-54
6.14	Appointment of Authenticating Agent	D-54

ARTICLE SEVEN	HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY	D-56
7.1	Company to Furnish Trustee Names and Addresses of Holders	D-56
7.2	Preservation of Information; Communications to Holders	D-56
7.3	Reports by Trustee	D-57
7.4	Reports by Company	D-57

D-4

ARTICLE EIGHT	CONSOLIDATION, AMALGAMATION, MERGER AND SALE	D-58
8.1	Company May Consolidate, Etc., Only on Certain Terms	D-58
8.2	Successor Substituted	D-58

ARTICLE NINE	AMENDMENT, SUPPLEMENT AND WAIVER	D-59
9.1	Without Consent of Holders	D-59
9.2	With Consent of Holders	D-61
9.3	Execution of Supplemental Indentures	D-62
9.4	Effect of Supplemental Indentures	D-62
9.5	Conformity with Trust Indenture Act	D-63
9.6	Reference in Securities to Supplemental Indentures	D-63

ARTICLE TEN	COVENANTS	D-63
10.1	Payment of Principal, Premium and Interest	D-63
10.2	Maintenance of Office or Agency	D-63
10.3	Money for Securities Payments to be Held in Trust	D-64
10.4	Existence	D-65
10.5	Statement by Officers as to Default	D-65
10.6	Additional Amounts	D-65

ARTICLE ELEVEN	REDEMPTION OF SECURITIES	D-66
11.1	Applicability of Article	D-66
11.2	Election to Redeem; Notice to Trustee	D-66
11.3	Selection by Trustee of Securities to be Redeemed	D-66
11.4	Notice of Redemption	D-67
11.5	Deposit of Redemption Price	D-67
11.6	Securities Payable on Redemption Date	D-67
11.7	Securities Redeemed in Part	D-68

ARTICLE TWELVE	SINKING FUNDS	D-68
12.1	Applicability of Article	D-68
12.2	Satisfaction of Sinking Fund Payments with Securities	D-68
12.3	Redemption of Securities for Sinking Fund	D-69

ARTICLE THIRTEEN	DEFEASANCE	D-69
13.1	Option to Effect Legal Defeasance or Covenant Defeasance	D-69
13.2	Legal Defeasance and Discharge	D-69
13.3	Covenant Defeasance	D-70
13.4	Conditions to Legal or Covenant Defeasance	D-70
13.5	Deposited Money and U.S. Government Obligations to be Held in Trust, Other Miscellaneous Provisions	D-72
13.6	Repayment	D-72
13.7	Reinstatement	D-72

D-5

ARTICLE FOURTEEN	SUBORDINATION OF SECURITIES	D-73
14.1	Securities Subordinated to Senior Debt	D-73
14.2	No Payment on Securities in Certain Circumstances	D-73
14.3	Payment over Proceeds upon Dissolution, Etc	D-74
14.4	Subrogation	D-76
14.5	Obligations of Company Unconditional	D-76
14.6	Notice to Trustee	D-77
14.7	Reliance on Judicial Order or Certificate of Liquidating Agent	D-77
14.8	Trustee’s Relation to Senior Debt	D-78
14.9	Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Debt	D-78
14.10	Holders Authorize Trustee to Effectuate Subordination of Securities	D-78
14.11	Not to Prevent Events of Default	D-79
14.12	Trustee’s Compensation Not Prejudiced	D-79
14.13	No Waiver of Subordination Provisions	D-79
14.14	Payments May Be Paid Prior to Dissolution	D-79
14.15	Trust Moneys Not Subordinated	D-79

D-6

INDENTURE

INDENTURE, dated as of March 28, 2013, between PACIFIC ETHANOL, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”) and U.S BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the “Securities”), to be issued in one or more series as provided in this Indenture;

WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done; and

WHEREAS, this Indenture is subject to the provisions of the Trust Indenture Act that are required to be a part of this Indenture and, to the extent applicable, shall be governed by such provisions.

NOW, THEREFORE, in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

ARTICLE One
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

1.1             Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(a)                the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(b)               all terms used in this Indenture that are defined in the Trust Indenture Act, defined by a Trust Indenture Act reference to another statute or defined by an SEC rule under the Trust Indenture Act have the meanings so assigned to them;

(c)                all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

(d)               the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

(e)                the words “Article” and “Section” refer to an Article and Section, respectively, of this Indenture; and

(f)                the word “includes” and its derivatives means “includes, but is not limited to” and corresponding derivative definitions.

D-7

Certain terms, used principally in Article Six, are defined in that Article.

“Act,” when used with respect to any Holder, has the meaning specified in Section 1.5.

“Additional Defeasible Provision” means a covenant or other provision contained that is (a) made part of this Indenture pursuant to a supplemental indenture hereto, a Board Resolution or an Officer’s Certificate delivered pursuant to Section 3.1, and (b) pursuant to the terms set forth in such supplemental indenture, Board Resolution or Officer’s Certificate, made subject to the provisions of Article Thirteen.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Authenticating Agent” means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

“Banking Day” means, in respect of any city, any date on which commercial banks are open for business in that city.

“Bankruptcy Law” means any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law.

“Board of Directors” means the board of directors of the Company or any duly authorized committee of that board to which the powers of that board have been lawfully delegated.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company, the principal financial officer of the Company, any other authorized officer of the Company, or a person duly authorized by any of them, in each case as applicable, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including the establishment of any series of the Securities and the forms and terms thereof), such action may be taken by any committee, officer or employee of the Company authorized to take such action by the Board of Directors as evidenced by a Board Resolution.

“Business Day,” when used with respect to any Place of Payment or other location, means, except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law, executive order or regulation to close.

D-8

“CINS” means the CUSIP International Numbering System.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor or resulting corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor or resulting corporation.

“Company Request” or “Company Order” means, in the case of the Company, a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer, its Chief Operating Officer, its President, any of its Vice Presidents or any other duly authorized officer of the Company or any person duly authorized by any of them, and delivered to the Trustee.

“Corporate Trust Office” means the office of the Trustee at its address specified in Section 1.6 or such other address as to which the Trustee may give notice to the Company.

“corporation” includes corporations, companies, associations, partnerships, limited partnerships, limited liability companies, joint-stock companies and trusts.

“Covenant Defeasance” has the meaning specified in Section 13.3.

“CUSIP” means the Committee on Uniform Securities Identification Procedures.

“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Debt” means any obligation created or assumed by any Person for the repayment of money borrowed and any purchase money obligation created or assumed by such Person and any guarantee of the foregoing.

“Default” means, with respect to a series of Securities, any event that is, or after notice or lapse of time or both would be, an Event of Default.

“Defaulted Interest” has the meaning specified in Section 3.7.

“Definitive Security” means a security other than a Global Security or a temporary Security.

“Depositary” means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.1, until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is a Depositary hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

D-9

“Designated Senior Debt” shall have the meaning given to such term in any Board Resolution or indenture supplemental hereto.

“Dollar” or “$” means the coin or currency of the United States of America, which at the time of payment is legal tender for the payment of public and private debts.

“Event of Default” has the meaning specified in Section 5.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Foreign Currency” means a currency used by the government of a country other than the United States of America.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations based on GAAP contained in this Indenture will be computed in conformity with GAAP.

“Global Security” means a Security in global form that evidences all or part of a series of Securities and is authenticated and delivered to, and registered in the name of, the Depositary for the Securities of such series or its nominee.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” also shall include the terms of particular series of Securities established as contemplated by Section 3.1.

“interest,” when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

“Interest Payment Date,” when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“Judgment Currency” has the meaning specified in Section 1.16.

“Legal Defeasance” has the meaning specified in Section 13.2.

“mandatory sinking fund payment” has the meaning specified in Section 12.1.

D-10

“Maturity,” when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

“Notice of Default” means a written notice of the kind specified in Section 5.1(d).

“Officer’s Certificate” means, in the case of the Company, a certificate signed by the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the President, any Vice President or any other duly authorized officer of the Company, or a person duly authorized by any of them, and delivered to the Trustee.

“Opinion of Counsel” means a written opinion of counsel, who may be an employee of or counsel for the Company and who shall be reasonably acceptable to the Trustee.

“optional sinking fund payment” has the meaning specified in Section 12.1.

“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

“Outstanding,” when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(b) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(c) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

(d) Securities, except to the extent provided in Section 13.2 and Section 13.3, with respect to which the Company has effected Legal Defeasance or Covenant Defeasance as provided in Article Thirteen, which Legal Defeasance or Covenant Defeasance then continues in effect;

D-11

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof on such date pursuant to Section 5.2, (ii) the principal amount of a Security denominated in one or more currencies or currency units other than U.S. dollars shall be the U.S. dollar equivalent of such currencies or currency units, determined in the manner provided as contemplated by Section 3.1 on the date of original issuance of such Security or by Section 1.15, if not otherwise so provided pursuant to Section 3.1, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent (as so determined) on the date of original issuance of such Security of the amount determined as provided in clause (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned as described in clause (iii) of the immediately preceding sentence which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

“Paying Agent” means any Person authorized by the Company to pay the principal of and any premium or interest on any Securities on behalf of the Company.

“Periodic Offering” means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity or Stated Maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, with respect thereto, and any other terms specified as contemplated by Section 3.1 with respect thereto, are to be determined by the Company upon the issuance of such Securities.

“Person” means any individual, corporation, company, limited liability company, partnership, limited partnership, joint venture, association, joint-stock company, trust, other entity, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment,” when used with respect to the Securities of any series, means, unless otherwise specifically provided for with respect to such series as contemplated by Section 3.1, the office or agency of the Company in the City of St. Paul, Minnesota and such other place or places where, subject to the provisions of Section 10.2, the principal of and any premium and interest on the Securities of that series are payable as contemplated by Section 3.1.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Redemption Date,” when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

D-12

“Redemption Price,” when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

“Required Currency” has the meaning specified in Section 1.16.

“Responsible Officer” when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

“SEC” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.5.

“Senior Debt” means (a) all Debt of the Company, whether currently outstanding or hereafter issued, unless, by the terms of the instrument creating or evidencing such Debt, it is provided that such Debt is not superior in right of payment to the Securities, and (b) any modifications, refunding, deferrals, renewals or extensions of any such Debt or securities, notes or other evidence of Debt issued in exchange for such Debt; provided that in no event shall “Senior Debt” include (i) Debt of the Company owed or owing to any Subsidiary of the Company or any officer, director or employee of the Company or any Subsidiary of the Company, (ii) Debt to trade creditors or (iii) any liability for taxes owned or owing by the Company.

“Significant Subsidiary” means any Subsidiary that would be a “Significant Subsidiary” of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

“Stated Maturity,” when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

D-13

“Subsidiary” means (a) a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries or (b) any partnership or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned. For the purposes of this definition, “voting stock” means capital stock or equity interests which ordinarily have voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed, except as provided in Section 9.5; provided, however, that if the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“U.S. Person” shall have the meaning assigned to such term in Section 7701(a)(30) of the Code.

“U.S. Government Obligations” means securities which are (a) direct obligations of the United States for the payment of which its full faith and credit is pledged, or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, each of which are not callable or redeemable at the option of the issuer thereof.

“Vice President,” when used with respect to the Company or the Trustee, means any vice president, regardless of whether designated by a number or a word or words added before or after the title “vice president.”

1.2            Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

“commission” means the SEC.

“indenture securities” means the Securities.

“indenture security holder” means a Holder.

“indenture to be qualified” means this Indenture.

“indenture trustee” or “institutional trustee” means the Trustee.

“obligor” on the indenture securities means the Company or any other obligor on the indenture securities.

D-14

All terms used in this Indenture that are defined by the Trust Indenture Act, defined by a Trust Indenture Act reference to another statute or defined by an SEC rule under the Trust Indenture Act have the meanings so assigned to them.

1.3             Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished except as required under Section 314(c) of the Trust Indenture Act.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 10.5) shall include:

(a)                a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(b)               a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c)                a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

(d)               a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

1.4             Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows or, in the exercise of reasonable care, should know that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

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Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

1.5             Acts of Holders; Record Dates.

(a)                Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed (either physically or by means of a facsimile or an electronic transmission, provided that such electronic transmission is transmitted through the facilities of a Depositary) by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(b)               The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)                The ownership, principal amount and serial numbers of Securities held by any Person, and the date of commencement of such Person’s holding of same, shall be proved by the Security Register.

(d)               Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, regardless of whether notation of such action is made upon such Security.

(e)                Without limiting the foregoing, a Holder entitled to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

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(f)                The Company may set any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided or permitted by this Indenture to be given or taken by Holders of Securities of such series, but the Company shall have no obligation to do so. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, regardless of whether such Holders remain Holders after such record date.

1.6              Notices, Etc., to Trustee and Company.

(a)                Any notice or communication by the Company or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others’ address:

If to the Company:

Pacific Ethanol, Inc.

400 Capitol Mall, Suite 2060

Sacramento, CA 95035

Facsimile: (916) 446-3937

Attention: General Counsel

If to the Trustee:

U.S. Bank National Association, as Trustee

Global Corporate Trust Services

One California Street, Suite 1000

San Francisco, CA 94111

Attn: A. Fung (Pacific Ethanol)

Facsimile: (415) 677-3769

(b)               The Company or the Trustee, by notice to the others, may designate additional or different addresses for subsequent notices or communications.

(c)                All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

D-17

1.7              Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, regardless of whether such Holder actually receives such notice.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

1.8              Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

1.9              Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

1.10            Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind their respective successors and assigns, whether so expressed or not.

1.11           Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

1.12           Benefits of Indenture. Nothing in this Indenture or in the Securities express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Debt and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

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1.13          Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

1.14          Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series that specifically states that such provision shall apply in lieu of this Section 1.14)) payment of interest or principal and any premium need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

1.15          Securities in a Composite Currency, Currency Unit or Foreign Currency. Unless otherwise specified in an Officer’s Certificate delivered pursuant to Section 3.1 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Securities of any series which are denominated in a coin, currency or currencies other than Dollars (including, but not limited to, any composite currency, currency units or Foreign Currency), then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 1.15, the term “Market Exchange Rate” shall mean the noon Dollar buying rate in The City of New York for cable transfers of such currency or currencies as published by the Federal Reserve Bank of New York, as of the most recent available date. If such Market Exchange Rate is not so available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations or rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of euros shall be Brussels, Belgium, or such other quotations or rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Issuer and all Holders.

D-19

1.16          Payment in Required Currency; Judgment Currency. The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the “Required Currency”) into a currency in which a judgment will be rendered (the “Judgment Currency”), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Banking Day next preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (regardless of whether entered in accordance with subclause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.

1.17          Language of Notices, Etc. Any request, demand, authorization, direction, notice, consent, waiver or Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

1.18          Incorporators, Shareholders, Officers and Directors of the Company Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement of or contained in this Indenture or of or contained in any Security or for any claim based thereon or otherwise in respect thereof, or in any Security or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, member, officer, manager or director, as such, past, present or future, of the Company or any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a part of the consideration for, the execution of this Indenture and the issue of the Securities.

ARTICLE Two
SECURITY FORMS

2.1             Forms Generally. The Securities of each series shall be in substantially the form set forth in this Article Two, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities as evidenced by their execution thereof.

D-20

The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an authorized officer or other authorized person on behalf of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

The forms of Global Securities of any series shall have such provisions and legends as are customary for Securities of such series in global form, including without limitation any legend required by the Depositary for the Securities of such series.

2.2              Form of Face of Security. [If the Security is an Original Issue Discount Security, insert—FOR PURPOSES OF SECTION 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE AMOUNT OF THE ORIGINAL ISSUE DISCOUNT IS _______________, THE ISSUE DATE IS _______________, 20__ [AND] [_____,] THE YIELD TO MATURITY IS _______________ [_____,] [AND THE ORIGINAL ISSUE DISCOUNT FOR THE SHORT ACCRUAL PERIOD IS _______________ AND THE METHOD USED TO DETERMINE THE YIELD THEREFOR IS _______________]]

[Insert any other legend required by the Code or the regulations thereunder.]

[If a Global Security,—insert legend required by Section 2.4 of the Indenture] [If applicable, insert —UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

D-21

PACIFIC ETHANOL, INC.

[TITLE OF SECURITY]

No _______________	U.S. $__________

[CUSIP No. ________]

PACIFIC ETHANOL, INC., a company duly incorporated under the laws of the State of Delaware (herein called the “Company,” which term includes any successor or resulting Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _______________ United States Dollars on _______________. [If the Security is to bear interest prior to Maturity, insert—, and to pay interest thereon from _______________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on _______________ and _______________ in each year, commencing _______________, at the rate of _____% per annum, until the principal hereof is paid or made available for payment [if applicable, insert—, and at the rate of _____% per annum on any overdue principal and premium and on any installment of interest (to the extent that the payment of such interest shall be legally enforceable)]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _______________ or _______________ (regardless of whether a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

[If the Security is not to bear interest prior to Maturity, insert—The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of _____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of _____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

D-22

[If a Global Security, insert—Payment of the principal of (and premium, if any) and [if applicable, insert—any such] interest on this Security will be made by transfer of immediately available funds to a bank account in _______________ designated by the Holder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [state other currency].]

[If a Definitive Security, insert—Payment of the principal of (and premium, if any) and [if applicable, insert—any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in _______________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts] [state other currency] [or subject to any laws or regulations applicable thereto and to the right of the Company (as provided in the Indenture) to rescind the designation of any such Paying Agent, at the [main] offices of _______________ in _______________, or at such other offices or agencies as the Company may designate, by [United States Dollar] [state other currency] check drawn on, or transfer to a [United States Dollar] account maintained by the payee with, a bank in The City of New York (so long as the applicable Paying Agency has received proper transfer instructions in writing at least _____ days prior to the payment date)] [if applicable, insert—; provided, however, that payment of interest may be made at the option of the Company by [United States Dollar] [state other currency] check mailed to the addresses of the Persons entitled thereto as such addresses shall appear in the Security Register] [or by transfer to a [United States Dollar] [state other currency] account maintained by the payee with a bank in The City of New York [state other Place of Payment] (so long as the applicable Paying Agent has received proper transfer instructions in writing by the record date prior to the applicable Interest Payment Date)].]

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Date _______________________	PACIFIC ETHANOL, INC

By:

D-23

2.3              Form of Reverse of Security. This Security is one of a duly authorized issue of subordinated securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of _______________, 20__ (herein called the “Indenture”), between the Company and [TRUSTEE] (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement, of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $_______________].

This security is the general, unsecured, subordinated obligation of the Company.

[If applicable, insert—The Securities of this series are subject to redemption upon not less than _____ days’ notice by mail, [if applicable, insert, —(1) on _______________ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2) ] at any time [on or after _______________, 20__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before _______________, _____%, and if redeemed] during the 12-month period beginning _______________ of the years indicated,

Year	Redemption Price	Year	Redemption Price

and thereafter at a Redemption Price equal to % of the principal amount, together in the case of any such redemption [if applicable, insert—(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant record dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert—The Securities of this series are subject to redemption upon not less than _____ nor more than _____ days’ notice by mail, (1) on _______________ in any year commencing with the year and ending with the year _____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at anytime [on or after _______________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning _______________ of the years indicated,

D-24

Year	Redemption Price for Redemption Through Operation of the Sinking Fund	Redemption Price for Redemption Otherwise Than Through Operation of the Sinking Fund

and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant record dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert—Notwithstanding the foregoing, the Company may not, prior to _______________, redeem any Securities of this series as contemplated by [clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than _____% per annum.]

[If applicable, insert—The sinking fund for this series provides for the redemption on _______________ in each year beginning with the year _____ and ending with the year _____ of [not less than] $__________ [(“mandatory sinking fund”) and not more than $__________] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [If applicable, insert— in the inverse order in which they become due].]

[If the Securities are subject to redemption in part of any kind, insert—In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

[If applicable, insert—The Securities of this series are not redeemable prior to Stated Maturity.]

[If the Security is not an Original Issue Discount Security, insert—If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

[If the Security is an Original Issue Discount Security, insert —If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to —insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

D-25

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, regardless of whether notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.

[If a Global Security, insert—This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture. The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.]

[If a Definitive Security, insert—As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in [If applicable, insert—any place where the principal of and any premium and interest on this Security are payable] [If applicable, insert—The City of New York [, or, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such transfer agent, at the [main] offices of _______________ in _______________ or at such other offices or agencies as the Company may designate]], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

The Securities of this series are issuable only in registered form without coupons in denominations of U.S. $      and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

D-26

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, regardless of whether this Security be overdue, and none of the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security is subordinated in right of payment to Senior Debt, to the extent and in the manner provided in the Indenture.

No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, member, officer, manager or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

The Indenture provides that the Company (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations described in the Indenture), or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations (or a combination thereof) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Securities, but such money need not be segregated from other funds except to the extent required by law.

Except as otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[If a Definitive Security, insert as a separate page—

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please Print or Typewrite Name and Address of Assignee)

the within instrument of PACIFIC ETHANOL, INC. and does hereby irrevocably constitute and appoint _______________ Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or Other Identifying Number of Assignee:

Dated:___________________
(Signature)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

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2.4              Global Securities. Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

If Securities of a series are issuable in whole or in part in the form of one or more Global Securities, as specified as contemplated by Section 3.1, then, notwithstanding clause (i) of Section 3.1 and the provisions of Section 3.2, any Global Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased, as the case may be, to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any reduction or increase in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in a Company Order. Subject to the provisions of Section 3.3, Section 3.4 and Section 3.5, the Trustee shall deliver and redeliver any Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Global Security shall be in a Company Order (which need not comply with Section 1.3 and need not be accompanied by an Opinion of Counsel).

The provisions of the last sentence of Section 3.3 shall apply to any Security represented by a Global Security if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Global Security together with a Company Order (which need not comply with Section 1.3 and need not be accompanied by an Opinion of Counsel) with regard to the reduction or increase, as the case may be, in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.3.

2.5              Form of Trustee’s Certificate of Authentication. The Trustee’s certificate(s) of authentication shall be in substantially the following form:

This is one of the Securities of the series designated [insert title of applicable series] referred to in the within-mentioned Indenture.

as Trustee

By:
Authorized Officer

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ARTICLE Three
THE SECURITIES

3.1              Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth, or determined in the manner provided, in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

(a)                the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities and which may be part of a series of Securities previously issued);

(b)               any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, Section 3.5, Section 3.6, Section 9.6 or Section 11.7 and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

(c)                the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

(d)               the date or dates on which the principal of the Securities of the series is payable or the method of determination thereof;

(e)                the rate or rates at which the Securities of the series shall bear interest, if any, or the formula, method or provision pursuant to which such rate or rates are determined, the date or dates from which such interest shall accrue or the method of determination thereof, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

(f)                the place or places where, subject to the provisions of Section 10.2, the principal of and any premium and interest on Securities of the series shall be payable, Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices, and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

(g)               the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

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(h)               the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(i)                 if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

(j)                 whether payment of principal of and premium, if any, and interest, if any, on the Securities of the series shall be without deduction for taxes, assessments or governmental charges paid by Holders of the series;

(k)                if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2;

(l)                 if the amount of payments of principal of and any premium or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

(m)               if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 3.5 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

(n)               any deletions from, modifications of or additions to the Events of Default set forth in Section 5.1 or the covenants of the Company set forth in Article Ten with respect to the Securities of such series;

(o)               whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by a Person who is not a U.S. Person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem the Securities of the series rather than pay such additional amounts;

(p)               if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

(q)               if the Securities of the series are to be convertible into or exchangeable for any other security or property of the Company, including, without limitation, securities of another Person held by the Company or its Affiliates and, if so, the terms thereof;

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(r)                 if other than as provided in Section 13.2 and Section 13.3, the means of Legal Defeasance or Covenant Defeasance as may be specified for the Securities of the series;

(s)                if other than the Trustee, the identity of the initial Security Registrar and any initial Paying Agent; and

(t)                 any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.3) set forth, or determined in the manner provided, in the Officer’s Certificate referred to above or in any such indenture supplemental hereto.

All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for increases in the aggregate principal amount of such series of Securities and issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

If any of the terms of the series are established by action taken by or pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an authorized officer or other authorized person on behalf of the Company and delivered to the Trustee at or prior to the delivery of the Officer’s Certificate setting forth, or providing the manner for determining, the terms of the series.

With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officer’s Certificate may provide general terms for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company or one or more agents thereof designated in an Officer’s Certificate, in accordance with a Company Order.

3.2              Denominations. The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

3.3              Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer or any of its Vice Presidents and need not be attested. The signature of any of these officers on the Securities may be manual or facsimile.

Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

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At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, thereafter promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series. If the forms or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Section 2.1 and Section 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive such documents as it may reasonably request. The Trustee shall also be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

(a)                if the form or forms of such Securities has been established in or pursuant to a Board Resolution as permitted by Section 2.1, that each such form has been established in conformity with the provisions of this Indenture;

(b)               if the terms of such Securities have been, or in the case of Securities of a series offered in a Periodic Offering will be, established in or pursuant to a Board Resolution as permitted by Section 3.1, that such terms have been, or in the case of Securities of a series offered in a Periodic Offering will be, established in conformity with the provisions of this Indenture, subject, in the case of Securities of a series offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel; and

(c)                that such Securities when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions and assumptions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to the following limitations: (i) bankruptcy, insolvency, moratorium, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights, or to general equity principles, (ii) the availability of equitable remedies being subject to the discretion of the court to which application therefor is made; and (iii) such other usual and customary matters as shall be specified in such Opinion of Counsel.

If such form or forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

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Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer’s Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such Securities, on the form or forms and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Section 2.1 and Section 3.1 and this Section, as applicable, in connection with the first authentication of Securities of such series.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9 for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

3.4              Temporary Securities. Pending the preparation of Definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

If temporary Securities of any series are issued, the Company will cause Definitive Securities of that series to be prepared without unreasonable delay. After the preparation of Definitive Securities of such series, the temporary Securities of such series shall be exchangeable for Definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Securities of the same series and tenor of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities of such series.

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3.5              Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at the office or agency of the Company in St. Paul, Minnesota or in any other office or agency of the Company in a Place of Payment required by Section 10.2 a register (the register maintained in such office being herein sometimes referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed as the initial “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided, and its corporate trust office located at 60 Livingston Avenue, 3rd Floor, St. Paul, Minnesota 55107, is the initial office or agency where the Securities Register will be maintained. The Company may at any time replace such Security Registrar, change such office or agency or act as its own Security Registrar. The Company will give prompt written notice to the Trustee of any change of the Security Registrar or of the location of such office or agency.

Upon surrender for registration of transfer of any Security of any series at the office or agency maintained pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and tenor, of any authorized denominations and of a like aggregate principal amount.

At the option of the Holder, Securities of any series (except a Global Security) may be exchanged for other Securities of the same series and tenor, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute and the Trustee shall authenticate and deliver the Securities, which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, Section 9.6 or Section 11.7 not involving any transfer.

The Company shall not be required (a) to issue, register the transfer of or exchange Securities of any series during a period beginning at, the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 11.3 and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

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Notwithstanding any other provisions of this Indenture and except as otherwise specified with respect to any particular series of Securities as contemplated by Section 3.1, a Global Security representing all or a portion of the Securities of a series may not be transferred, except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary. Every Security authenticated and delivered upon registration of, transfer of, or in exchange for or in lieu of, a Global Security shall be a Global Security except as provided in the two paragraphs immediately following.

If at any time the Depositary for any Securities of a series represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible to continue as Depositary under Section 3.1 or ceases to be a clearing agency registered under the Exchange Act, the Company shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company’s election pursuant to Section 3.1 that such Securities be represented by one or more Global Securities shall no longer be effective and the Company will execute and the Trustee, upon receipt of a Company Order for the authentication and delivery of Definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities registered in the names of such Persons as the Depositary shall direct.

The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event, the Company will execute and the Trustee, upon receipt of a Company Order for the authentication and delivery of the Definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities registered in the names of such Persons as the Depositary shall direct.

If specified by the Company pursuant to Section 3.1 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same series and tenor in definitive registered form on such terms as are acceptable to the Company, the Trustee and such Depositary. Thereupon, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Securities in definitive registered form, shall authenticate and deliver, without service charge:

(a)                to the Person specified by such Depositary a new Security or Securities of the same series and tenor, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person’s beneficial interest in the Global Security; and

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(b)               to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (a) above.

Every Person who takes or holds any beneficial interest in a Global Security agrees that:

(a)              the Company and the Trustee may deal with the Depositary as sole owner of the Global Security and as the authorized representative of such Person;

(b)              such Person’s rights in the Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreement between such Person and the Depositary and/or direct and indirect participants of the Depositary;

(c)              the Depositary and its participants make book-entry transfers of beneficial ownership among, and receive and transmit distributions of principal and interest on the Global Securities to, such Persons in accordance with their own procedures; and

(d)              none of the Company, the Trustee, nor any agent of any of them will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

3.6              Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them and any agent of any of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

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Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company regardless of whether the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

3.7              Payment of Interest; Interest Rights Preserved. Except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

(a)                The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

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(b)               The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

3.8              Persons Deemed Owners. Except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent thereof may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.5 and Section 3.7) any interest on such Security and for all other purposes whatsoever, regardless of whether such Security be overdue, and none of the Company, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Trustee and any agent thereof as the owner of such Global Security for all purposes whatsoever.

3.9              Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary practices, and the Trustee shall thereafter deliver to the Company a certificate with respect to such disposition from time to time upon written request.

3.10          Computation of Interest. Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

3.11          CUSIP or CINS Numbers. The Company in issuing the Securities may use “CUSIP” or “CINS” numbers (if then generally in use, and in addition to the other identification numbers printed on the Securities), and, if so, the Trustee shall use “CUSIP” or “CINS” numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such “CUSIP” or “CINS” numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such “CUSIP” or “CINS” numbers.

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ARTICLE Four
SATISFACTION AND DISCHARGE

4.1             Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect and will be discharged with respect to the Securities of any series (except as to any surviving rights of registration of transfer or exchange of Securities and certain rights of the Trustee, in each case, herein expressly provided for), and the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities, when:

(a)               either

(i)                 all such Securities theretofore authenticated and delivered (other than (A) such Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, and (B) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

(ii)              all such Securities not theretofore delivered to the Trustee for cancellation:

(A)             have become due and payable, or

(B)              will become due and payable at their Stated Maturity within one year, or

(C)              are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, together with instructions from the Company irrevocably directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

(b)               the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such Securities; and

(c)                the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, which, taken together, state that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

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Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities of any series, (x) the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and the right of the Trustee to resign under Section 6.10 shall survive, and (y) if money shall have been deposited with the Trustee pursuant to clause (a) of this Section, the obligations of the Company and the Trustee under Section 4.2, Section 6.6 and Section 10.2 and the last paragraph of Section 10.3 shall survive.

4.2              Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

ARTICLE Five
REMEDIES

5.1              Events of Default. “Event of Default,” wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)               default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days (regardless of whether such payment is prohibited by the provisions of Article Fourteen hereof); or

(b)               default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity (regardless of whether such payment is prohibited by the provisions of Article Fourteen hereof); or

(c)                default in the performance, or breach, of the covenant set forth in Section 8.1; or

(d)               default in the performance, or breach, of any covenant in this Indenture (other than the covenant in Section 8.1 or any other covenant a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

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(e)                the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case or proceeding, (ii) consents to the entry of any decree or order for relief against it in an involuntary case or proceeding, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, (iv) makes a general assignment for the benefit of its creditors, (v) consents to or acquiesces in the institution of a bankruptcy or an insolvency proceeding against it, (vi) takes any corporate action to authorize or effect any of the foregoing, or (vii) takes any comparable action under any foreign laws relating to insolvency; or

(f)                a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company or any Significant Subsidiary in an involuntary case, (ii) appoints a Custodian of the Company or any Significant Subsidiary for all or substantially all of its property, or (iii) orders the liquidation or winding up of the Company or any Significant Subsidiary; and the order or decree remains unstayed and in effect for 30 consecutive days; or

(g)               default in the deposit of any sinking fund payment when due; or

(h)               any other Event of Default provided with respect to Securities of that series in accordance with Section 3.1.

5.2              Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series), together with any accrued and unpaid interest thereon, of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount), together with any accrued and unpaid interest thereon, shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default specified in clause (e) or (f) of Section 5.1 occurs, the Securities of any series at the time Outstanding shall be due and payable immediately without further action or notice.

At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

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(a)               the Company has paid or deposited with the Trustee a sum sufficient to pay:

   (i)                 all overdue interest on all Securities of that series,

   (ii)               the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

   (iii)             to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

   (iv)             all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(b)              all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

5.3           Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if:

(a)               default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days (regardless of whether such payment is prohibited by the provisions of Article Fourteen hereof), or

(b)              default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof (regardless of whether such payment is prohibited by the provisions of Article Fourteen hereof), the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and any premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

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If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

5.4             Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities, their property or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(a)                to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

(b)               to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, if the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, compromise, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.

5.5             Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

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5.6           Application of Money Collected. Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 6.7;

SECOND: Subject to Article Fourteen, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

THIRD: The balance, if any, to the Company.

5.7          Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a)                such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

(b)               the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(c)                such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(d)               the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(e)                no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

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5.8             Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.5 and Section 3.7) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

5.9             Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

5.10          Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

5.11          Delay or Omission Not Waiver. To fullest extent permitted by applicable law, no delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

5.12          Control by Holders. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that:

(a)               such direction shall not be in conflict with any rule of law or with this Indenture;

(b)               the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

(c)               subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the proceeding so directed would involve the Trustee in personal liability.

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5.13          Waiver of Past Defaults. By written notice to the Company and the Trustee, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except:

(a)                a continuing default in the payment of the principal of or any premium or interest on any Security of such series, or

(b)               a default in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

5.14          Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant, other than the Trustee, in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

5.15          Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

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ARTICLE Six
THE TRUSTEE

6.1             Certain Duties and Responsibilities.

(a)           Except during the continuance of an Event of Default,

  (i)                 the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and as are provided by the Trust Indenture Act, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

  (ii)               in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether they conform to the requirements of this Indenture.

(b)            In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(c)           No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

  (i)                 this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

  (ii)               the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)             the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, given pursuant to Section 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

(iv)             no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

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(d)               Regardless of whether therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

6.2              Notice of Defaults. Within 90 days after the occurrence of any Default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of or any premium or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default if the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and, provided, further, that in the case of any Default of the character specified in Section 5.1(c) with respect to Securities of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof and that in the case of any Default of the character specified in Section 5.1(d) with respect to Securities of such series, no such notice to Holders shall be given until at least 180 days after the occurrence thereof.

6.3              Certain Rights of Trustee. Subject to the provisions of Section 6.1:

(a)                the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)               any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.3, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c)                whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) shall be entitled to receive and may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;

(d)               the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

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(e)                the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)                the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

(g)               the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder and shall not be responsible for the supervision of officers and employees of such agents or attorneys;

(h)               the Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

(i)                 the Trustee shall be entitled to the rights and protections afforded to the Trustee pursuant to this Article Six in acting as a Paying Agent or Security Registrar hereunder; and

(j)                 the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

6.4              Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. Neither the Trustee nor any Authenticating Agent makes any representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

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6.5             May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act and Section 6.8, Section 6.9 and Section 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

6.6             Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

6.7             Compensation and Reimbursement. The Company agrees:

(a)                to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b)               except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(c)                to indemnify each of the Trustee and its officers, directors, agents and employees for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(e) or Section 5.1(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services of the Trustee are intended to constitute expenses of administration under any applicable Bankruptcy Law.

The provisions of this Section 6.7 shall survive the satisfaction and discharge of this Indenture and the Legal Defeasance of the Securities.

6.8             Disqualification; Conflicting Interests. Reference is made to Section 310(b) of the Trust Indenture Act. There shall be excluded from the operation of Section 310(b)(1) of the Trust Indenture Act this Indenture with respect to the Securities of more than one series.

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6.9             Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus required by the Trust Indenture Act, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an obligor upon the Securities or an Affiliate thereof. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

6.10         Resignation and Removal; Appointment of Successor.

(a)                No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

(b)               The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(c)                The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

(d)               If at any time:

(i)                 the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

(ii)               the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

(iii)             the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

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(e)                If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(f)                The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.7. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

6.11         Acceptance of Appointment by Successor.

(a)                In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

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(b)               In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

(c)                Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d)               No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article and the Trust Indenture Act.

6.12         Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

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6.13         Preferential Collection of Claims Against Company. Reference is made to Section 311 of the Trust Indenture Act. For purposes of Section 311(b) of the Trust Indenture Act,

(a)                the term “cash transaction” means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

(b)               the term “self-liquidating paper” means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

6.14         Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

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An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

Except with respect to an Authenticating Agent appointed at the request of the Company, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14, and the Trustee shall be entitled to be reimbursed by the Company for such payments, subject to the provisions of Section 6.7.

If an appointment with respect to one or more series is made pursuant to this Section 6.14, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

As Trustee

Date	By:
As Authenticating Agent

By:
As Authenticating Officer

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ARTICLE Seven
HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

7.1              Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

(a)                semi-annually, not more than 15 days after each Regular Record Date for a series of Securities, a list for such series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date, and

(b)               at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished with respect to such series of Securities.

7.2              Preservation of Information; Communications to Holders.

(a)                The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

(b)               If three or more Holders (herein referred to as “applicants”) apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

(i)                 afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

(ii)               inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

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If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the SEC, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

(c)                Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

7.3              Reports by Trustee. Any Trustee’s report required pursuant to Section 313(a) of the Trust Indenture Act shall be dated as of May 15, and shall be transmitted within 60 days after May 15 of each year (but in all events at intervals of not more than 12 months), commencing with the year 20 , by mail to all Holders, as their names and addresses appear in the Security Register. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the SEC and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

7.4              Reports by Company. The Company shall:

(a)                file with the Trustee, within 15 days after the Company files the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Company may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

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(b)               file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(c)                transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to clauses (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the SEC.

ARTICLE Eight
CONSOLIDATION, AMALGAMATION, MERGER AND SALE

8.1              Company May Consolidate, Etc., Only on Certain Terms. The Company shall not consolidate or merge with or into any other Person or sell, convey, transfer, lease or otherwise dispose of all or substantially all of the properties and assets of the Company on a consolidated basis to any other Person, and shall not permit any Person to consolidate or merge into the Company, unless:

(a)                either: (i) the Company is the surviving corporation; or (ii) the Person formed by or surviving any such consolidation, amalgamation or merger or resulting from such conversion (if other than the Company) or to which such sale, assignment, transfer, conveyance or other disposition has been made is a corporation, limited liability company or limited partnership organized or existing under the laws of the United States, any state of the United States or the District of Columbia;

(b)               the Person formed by or surviving any such conversion, consolidation, amalgamation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of the Company under the Securities and this Indenture pursuant to agreements reasonably satisfactory to the Trustee; provided that, unless such Person is a corporation, a corporate co-issuer of the Securities will be added to this Indenture by agreements reasonably satisfactory to the Trustee;

(c)                immediately before and after giving pro forma effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(d)               the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, conveyance, sale, transfer or lease and such supplemental indenture, if any, comply with this Article Eight and that all conditions precedent herein provided for relating to such transaction have been complied with.

8.2              Successor Substituted. Upon any consolidation or merger of the Company with or into any other Person or any sale, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company on a consolidated basis in accordance with Section 8.1, the successor or resulting Person formed by or resulting upon such consolidation or merger (if other than the Company) or to which such sale, conveyance, transfer, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Company shall be relieved of all obligations and covenants under this Indenture and the Securities.

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ARTICLE Nine
AMENDMENT, SUPPLEMENT AND WAIVER

9.1              Without Consent of Holders. The Company and the Trustee may amend or supplement this indenture or the Securities without the consent of any holder of a Security:

(a)                to cure any ambiguity or to correct or supplement any provision herein that may be inconsistent with any other provision herein in a manner that does not adversely affect the rights of any Holder of Securities in any material respect; or

(b)               to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and, to the extent applicable, to the Securities; or

(c)                to provide for uncertificated Securities in addition to or in place of certificated Securities; provided that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code, or in the manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code; or

(d)               to secure the Securities of any series; or

(e)                to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Company shall consider to be appropriate for the benefit of the Holders of all or any series of Securities (and if such covenants, restrictions, conditions or provisions are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company and to make the occurrence, or the occurrence and continuance, of a Default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default; or

(f)                to make any change to any provision of this Indenture that does not adversely affect the rights or interests of any Holder of Securities; or

(g)               to provide for the issuance of additional Securities in accordance with the provisions set forth in this Indenture on the date of this Indenture; or

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(h)               to add any additional Defaults or Events of Default in respect of all or any series of Securities; or

(i)                 to add to, change or eliminate any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

(j)                 to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision; or

(k)               to establish the form or terms of Securities of any series as permitted by Section 2.1 and Section 3.1, including to reopen any series of any Securities as permitted under Section 3.1; or

(l)                 to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

(m)             to conform the text of this Indenture (and/or any supplemental indenture) or any debt securities issued thereunder to any provision of a description of such debt securities appearing in a prospectus or prospectus supplement or an offering memorandum or offering circular to the extent that such provision was intended to be a verbatim recreation of a provision of the indenture (and/or any supplemental indenture) or any debt securities issued thereunder; or

(n)               to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute subsequently enacted, and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act.

After an amendment under this Section 9.1 becomes effective, the Company shall mail to Holders a notice briefly describing such amendment. The failure to give such notice to Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.1.

Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer, assignment, mortgage, charge or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

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9.2              With Consent of Holders. The Company and the Trustee may amend or supplement this Indenture and the Securities with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series of Securities affected by such amendment or supplemental indenture, with each such series voting as a separate class (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for Securities) and, subject to Section 5.8 and Section 5.13 hereof, any existing Default or Event of Default or compliance with any provision of this Indenture or the Securities may be waived with respect to each series of Securities with the consent of the Holders of a majority in principal amount of the Outstanding Securities of such series voting as a separate class (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities).

Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Securities as aforesaid, and upon receipt by the Trustee of the documents described in Section 6.3 hereof, the Trustee will join with the Company in the execution of such amended or supplemental indenture unless such amended or supplemental indenture directly affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but will not be obligated to, enter into such amended or supplemental Indenture.

It is not be necessary for the consent of the Holders of Securities under this Section 9.2 to approve the particular form of any proposed amendment or waiver, but it is sufficient if such consent approves the substance of the proposed amendment or waiver.

After an amendment, supplement or waiver under this Section 9.2 becomes effective, the Company will mail to the Holders of Securities affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, will not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver. Subject to Section 5.8 and Section 5.13 hereof, the application of or compliance with, either generally or in any particular instance, of any provision of this Indenture or the Securities may be waived as to each series of Securities by the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series. However, without the consent of each Holder affected, an amendment or waiver under this Section 9.2 may not (with respect to any Securities held by a non-consenting Holder):

(a)                change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

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(b)               reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

(c)                modify any of the provisions of this Section 9.2, Section 5.8, Section 5.13 or Section 10.6, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause (c) shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Section 6.11(b) and Section 9.1(h); or

(d)               waive a redemption payment with respect to any Security; provided, however, that any purchase or repurchase of Securities shall not be deemed a redemption of the Securities; or

(e)                make any change in the foregoing amendment and waiver provisions.

A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

It shall not be necessary for any Act of Holders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

9.3             Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

9.4             Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

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9.5              Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

9.6              Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

ARTICLE Ten
COVENANTS

10.1          Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

10.2          Maintenance of Office or Agency. The Company will maintain in St. Paul, Minnesota, an office or agency (which may be an office of the Trustee or Registrar or agent of the Trustee or Registrar) where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in St. Paul, Minnesota for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Except as otherwise specified with respect to a series of Securities as contemplated by Section 3.1, the Company hereby initially designates the office of the Trustee located at 60 Livingston Avenue, 3rd Floor, St. Paul, Minnesota 55107, as the Company’s office or agency for each such purpose for each series of Securities.

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10.3          Money for Securities Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent, with respect to any series of Securities, it will, on or before each due date of the principal of and any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of and any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act. For purposes of this Section 10.3, should a due date for principal of and any premium or interest on, or sinking fund payment with respect to any series of Securities not be on a Business Day, such payment shall be due on the next Business Day without any interest for the period from the due date until such Business Day.

The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(a)                hold all sums held by it for the payment of the principal of and any premium or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(b)               give the Trustee notice of any Default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal and any premium or interest on the Securities of that series; and

(c)                at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

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Subject to any applicable escheat or abandoned property laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and any premium or interest on any Security of any series and remaining unclaimed for one year after such principal and any premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in St. Paul, Minnesota, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

10.4          Existence. Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

10.5          Statement by Officers as to Default. Annually, within 150 days after the close of each fiscal year beginning with the first fiscal year during which one or more series of Securities are Outstanding, the Company will deliver to the Trustee a brief certificate (which need not include the statements set forth in Section 1.3) from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of the Company’s compliance (without regard to any period of grace or requirement of notice provided herein) with all conditions and covenants under the Indenture and, if the Company shall be in Default, specifying all such Defaults and the nature and status thereof of which such officer has knowledge.

10.6          Additional Amounts. If the Securities of a series provide for the payment of additional amounts (as provided in Section 3.1(o)), at least 10 days prior to the first Interest Payment Date with respect to that series of Securities and at least 10 days prior to each date of payment of principal of, premium, if any, or interest on the Securities of that series if there has been a change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Company shall furnish to the Trustee and the principal Paying Agent, if other than the Trustee, an Officer’s Certificate instructing the Trustee and such Paying Agent whether such payment of principal of, premium, if any, or interest on the Securities of that series shall be made to holders of the Securities of that series without withholding or deduction for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding or deduction shall be required, then such Officer’s Certificate shall specify by country the amount, if any, required to be withheld or deducted on such payments to such holders and shall certify the fact that additional amounts will be payable and the amounts so payable to each holder, and the Company shall pay to the Trustee or such Paying Agent the additional amounts required to be paid by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer’s Certificate furnished pursuant to this Section 10.6.

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Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, any Securities of any series, such mention shall be deemed to include mention of the payment of additional amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of additional amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of additional amounts in those provisions hereof where such express mention is not made.

ARTICLE Eleven
REDEMPTION OF SECURITIES

11.1          Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article Eleven.

11.2          Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 15 days prior to the last date for the giving of notice of such redemption (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company that is subject to a condition specified in the terms of the Securities of the series to be redeemed, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction or condition.

11.3          Selection by Trustee of Securities to be Redeemed. If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot, pro rata or by another method as the Trustee shall deem fair and appropriate, including any method required by the Depository with respect to any Global Securities (and in such manner as is not prohibited by applicable legal requirements) and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. If the Securities of any series to be redeemed consist of Securities having different dates on which the principal is payable or different rates of interest, or different methods by which interest may be determined or have any other different tenor or terms, then the Company may, by written notice to the Trustee, direct that the Securities of such series to be redeemed shall be selected from among the groups of such Securities having specified tenor or terms and the Trustee shall thereafter select the particular Securities to be redeemed in the manner set forth in the preceding paragraph from among the group of such Securities so specified.

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For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

11.4          Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

All notices of redemption shall state:

(a)                the Redemption Date,

(b)               the Redemption Price, or if not then ascertainable, the manner of calculation thereof,

(c)                if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

(d)               that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

(e)                the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

(f)                that the redemption is for a sinking fund, if such is the case.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company.

11.5          Deposit of Redemption Price. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

11.6          Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that unless otherwise specified with respect to Securities of any series as contemplated in Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 3.7.

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If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

11.7          Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

ARTICLE Twelve
SINKING FUNDS

12.1          Applicability of Article. The provisions of this Article Twelve shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment.” If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

12.2          Satisfaction of Sinking Fund Payments with Securities. The Company (a) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (b) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

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12.3          Redemption of Securities for Sinking Fund. Not less than 45 days prior to each sinking fund payment date for any series of Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and stating the basis for such credit and that such Securities have not been previously so credited, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 11.6 and Section 11.7.

ARTICLE Thirteen
DEFEASANCE

13.1          Option to Effect Legal Defeasance or Covenant Defeasance. The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officer’s Certificate, and at any time, elect to have either Section 13.2 or Section 13.3 hereof be applied to all outstanding Securities upon compliance with the conditions set forth below in this Article Thirteen.

13.2          Legal Defeasance and Discharge. Upon the Company’s exercise under Section 13.1 hereof of the option applicable to this Section 13.2, the Company will, subject to the satisfaction of the conditions set forth in Section 13.4 hereof, be deemed to have been discharged from their obligations with respect to all outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, “Legal Defeasance”). For this purpose, Legal Defeasance means that the Company will be deemed to have paid and discharged the entire Debt represented by the outstanding Securities, which will thereafter be deemed to be “outstanding” only for the purposes of Section 13.5 hereof and the other sections of this Indenture referred to in clauses (a) and (b) below, and to have satisfied all their other obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which will survive until otherwise terminated or discharged hereunder:

(a)                the rights of Holders of Outstanding Securities to receive payments in respect of the principal of, or interest or premium, if any, on such Securities when such payments are due from the trust referred to in Section 13.4 hereof;

(b)               the Company’s obligations with respect to such Securities under Section 3.4, Section 3.5, Section 3.6, Section 10.2 and Section 10.3 hereof;

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(c)                the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company’s obligations in connection therewith; and

(d)               this Article Thirteen.

Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 13.2 notwithstanding the prior exercise of its option under Section 13.3 hereof.

13.3          Covenant Defeasance. Upon the Company’s exercise under Section 13.1 hereof of the option applicable to this Section 13.3, the Company will, subject to the satisfaction of the conditions set forth in Section 13.4 hereof, be released from each of their obligations under the covenants contained in Section 7.4, Section 8.1 and Section 10.4 hereof as well as any Additional Defeasible Provisions (such release and termination hereinafter referred to as “Covenant Defeasance”), and the Securities will thereafter be deemed not “outstanding” for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but will continue to be deemed “outstanding” for all other purposes hereunder (it being understood that such Securities will not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Securities, the Company may omit to comply with and will have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply will not constitute a Default or an Event of Default under Section 5.1 hereof, but, except as specified above, the remainder of this Indenture and such Securities will be unaffected thereby. In addition, upon the Company’s exercise under Section 13.1 hereof of the option applicable to this Section 13.3 hereof, subject to the satisfaction of the conditions set forth in Section 13.4 hereof, Section 5.1(c) and Section 5.1(d) hereof and will not constitute Events of Default.

13.4          Conditions to Legal or Covenant Defeasance. In order to exercise either Legal Defeasance or Covenant Defeasance under either Section 13.2 or Section 13.3 hereof:

(a)                the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Securities, cash in U.S. dollars, non-callable U.S. Government Obligations, or a combination of cash in U.S. dollars and non-callable U.S. Government Obligations, in such amounts as will be sufficient, in the opinion of a nationally recognized investment bank, appraisal firm, or firm of independent public accountants to pay the principal of, or interest and premium, if any, on the Outstanding Securities on the stated date for payment thereof or on the applicable redemption date, as the case may be, and the Company must specify whether the Securities are being defeased to such stated date for payment or to a particular redemption date;

(b)               in the case of an election under Section 13.2 hereof, the Company must deliver to the Trustee an Opinion of Counsel confirming that:

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(i)                 the Company has received from, or there has been published by, the Internal Revenue Service a ruling; or

(ii)               since the Issue Date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel will confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(c)                in the case of an election under Section 13.3 hereof, the Company must deliver to the Trustee an Opinion of Counsel confirming that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(d)               no Default or Event of Default has occurred and is continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit);

(e)                the deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Company is a party or by which the Company is bound;

(f)                such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

(g)               the Company must deliver to the Trustee an Officer’s Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Securities over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others;

(h)               the Company must deliver to the Trustee an Officer’s Certificate, stating that all conditions precedent set forth in clauses (a) through (g) of this Section 13.4 have been complied with; and

(i)                 the Company must deliver to the Trustee an Opinion of Counsel (which Opinion of Counsel may be subject to customary assumptions, qualifications and exclusions), stating that all conditions precedent set forth in clauses (b), (c) and (e) of this Section 13.4 have been complied with; provided that the Opinion of Counsel with respect to clause (e) of this Section 13.4 may be to the knowledge of such counsel.

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13.5          Deposited Money and U.S. Government Obligations to be Held in Trust, Other Miscellaneous Provisions. Subject to Section 13.6 hereof, all money and non-callable U.S. Government Obligation (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 13.5, the “Trustee”) pursuant to Section 13.4 hereof in respect of the Outstanding Securities will be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

The Company will pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable U.S. Government Obligations deposited pursuant to Section 13.4 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

Notwithstanding anything in this Article Thirteen to the contrary, the Trustee will deliver or pay to the Company from time to time upon the request of the Company any money or non-callable U.S. Government Obligations held by it as provided in Section 13.4 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 13.4(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

13.6          Repayment. Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) will be discharged from such trust; and the Holder of such Security will thereafter be permitted to look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, will thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which will not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

13.7          Reinstatement. If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable U.S. Government Obligations in accordance with Section 13.2 or Section 13.3 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s obligations under this Indenture and the Securities will be revived and reinstated as though no deposit had occurred pursuant to Section 13.2 or Section 13.3 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 13.2 or Section 13.3 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Note following the reinstatement of its obligations, the Company will be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

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ARTICLE Fourteen
SUBORDINATION OF SECURITIES

14.1         Securities Subordinated to Senior Debt. The Company and the Trustee each covenants and agrees, and each Holder, by its acceptance of a Security, likewise covenants and agrees that all Securities shall be issued subject to the provisions of this Article Fourteen; and each Person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that the payment of the principal of, interest and premium, if any, on each and all of the Securities shall, to the extent and in the manner set forth in this Article Fourteen, be subordinated in right of payment to the prior payment in full, in cash or cash equivalents, of all existing and future Senior Debt.

14.2         No Payment on Securities in Certain Circumstances.

(a)                No direct or indirect payment by or on behalf of the Company of the principal of, interest and premium, if any, on each and all of the Securities (other than with the money, securities or proceeds held under any defeasance trust established in accordance with this Indenture), whether pursuant to the terms of the Securities or upon acceleration or otherwise shall be made if, at the time of such payment, there exists a default in the payment of all or any portion of the obligations on any Senior Debt and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of the holders of such Senior Debt.

(b)               During the continuance of any other event of default with respect to any Designated Senior Debt pursuant to which the maturity thereof may be accelerated, upon receipt by the Trustee of written notice from the trustee or other representative for the holders of such Designated Senior Debt (or the holders of at least a majority in principal amount of such Designated Senior Debt then outstanding), no payment of the principal of, interest or premium, if any, on each and all of the Securities (other than with the money, securities or proceeds held under any defeasance trust established in accordance with this Indenture) may be made by or on behalf of the Company upon or in respect of the Securities for a period (a “Payment Blockage Period”) commencing on the date of receipt of such notice and ending 179 days thereafter (unless, in each case, such Payment Blockage Period has been terminated by written notice to the Trustee from such trustee of, or other representatives for, such holders or by payment in full in cash or cash equivalents of such Designated Senior Debt or such event of default has been cured or waived). Not more than one Payment Blockage Period may be commenced with respect to the Securities during any period of 360 consecutive days. Notwithstanding anything in this Indenture to the contrary, there must be 180 consecutive days in any 360-day period in which no Payment Blockage Period is in effect. No event of default that existed or was continuing (it being acknowledged that any subsequent action that would give rise to an event of default pursuant to any provision under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose) on the date of the commencement of any Payment Blockage Period with respect to the Designated Senior Debt initiating such Payment Blockage Period shall be, or shall be made, the basis for the commencement of a second Payment Blockage Period by the trustee or other representative for the holders of such Designated Senior Debt, whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

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(c)                In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by clause (a) or (b) above, the Trustee shall promptly notify the holders of Senior Debt of such prohibited payment and such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, but only to the extent that, upon notice from the Trustee to the holders of Senior Debt that such prohibited payment has been made, the holders of the Senior Debt (or their representative or representatives of a trustee) within 30 days of receipt of such notice from the Trustee notify the Trustee of the amounts then due and owing on the Senior Debt, if any, and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Debt and any excess above such amounts due and owing on Senior Debt shall be paid to the Company.

14.3          Payment over Proceeds upon Dissolution, Etc.

(a)                Upon any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (other than with the money, securities or proceeds held under any defeasance trust established in accordance with this Indenture), in connection with any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings or other marshalling of assets for the benefit of creditors, all amounts due or to become due upon all Senior Debt shall first be paid in full, in cash or cash equivalents, before the Holders or the Trustee on their behalf shall be entitled to receive any payment by (or on behalf of) the Company on account of the Securities, or any payment to acquire any of the Securities for cash, property or securities, or any distribution with respect to the Securities of any cash, property or securities. Before any payment may be made by, or on behalf of, the Company on any Security (other than with the money, securities or proceeds held under any defeasance trust established in accordance with this Indenture), in connection with any such dissolution, winding up, liquidation or reorganization, any payment or distribution of assets or securities for the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee on their behalf would be entitled, but for the provisions of this Article Fourteen, shall be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person making such payment or distribution or by the Holders or the Trustee if received by them or it, directly to the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders) or their representatives or to any trustee or trustees under any indenture pursuant to which any such Senior Debt may have been issued, as their respective interests appear, to the extent necessary to pay all such Senior Debt in full, in cash or cash equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Debt.

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(b)               To the extent any payment of Senior Debt (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee or other similar Person, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent the obligation to repay any Senior Debt is declared to be fraudulent, invalid, or otherwise set aside under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then the obligation so declared fraudulent, invalid or otherwise set aside (and all other amounts that would come due with respect thereto had such obligation not been so affected) shall be deemed to be reinstated and outstanding as Senior Debt for all purposes hereof as if such declaration, invalidity or setting aside had not occurred.

(c)                In the event that, notwithstanding the provision in clause (a) above prohibiting such payment or distribution, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or any Holder at a time when such payment or distribution is prohibited by clause (a) above and before all obligations in respect of Senior Debt are paid in full, in cash or cash equivalents, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders) or their representatives or to any trustee or trustees under any indenture pursuant to which any such Senior Debt may have been issued, as their respective interests appear, for application to the payment of all such Senior Debt remaining unpaid, in cash or cash equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Debt.

(d)               For purposes of this Section 14.3, the words “cash, property or securities” shall not be deemed to include, so long as the effect of this clause is not to cause the Securities to be treated in any case or proceeding or similar event described in this Section 14.3 as part of the same class of claims as the Senior Debt or any class of claims pari passu with, or senior to, the Senior Debt for any payment or distribution, securities of the Company or any other corporation provided for by a plan of reorganization or readjustment that are subordinated, at least to the extent that the Securities are subordinated, to the payment of all Senior Debt then outstanding; provided that (i) if a new corporation results from such reorganization or readjustment, such corporation assumes the Senior Debt and (ii) the rights of the holders of the Senior Debt are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the sale, conveyance, transfer, lease or other disposition of all or substantially all of its property and assets to another corporation upon the terms and conditions provided in Section 8.1 of this Indenture shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 14.3 if such other corporation shall, as a part of such consolidation, merger, sale, conveyance, transfer, lease or other disposition, comply (to the extent required) with the conditions stated in Section 8.1 of this Indenture.

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14.4          Subrogation.

(a)                Upon the payment in full of all Senior Debt in cash or cash equivalents, the Holders shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company made on such Senior Debt until the principal of, premium, if any, and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders or the Trustee on their behalf would be entitled except for the provisions of this Article Fourteen, and no payment pursuant to the provisions of this Article Fourteen to the holders of Senior Debt by the Holders or the Trustee on their behalf shall, as between the Company, its creditors other than holders of Senior Debt, and the Holders, be deemed to be a payment by the Company to or on account of the Senior Debt. It is understood that the provisions of this Article Fourteen are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Debt, on the other hand.

(b)               If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Fourteen shall have been applied, pursuant to the provisions of this Article Fourteen, to the payment of all amounts payable under Senior Debt, then, and in such case, the Holders shall be entitled to receive from the holders of such Senior Debt any payments or distributions received by such holders of Senior Debt in excess of the amount required to make payment in full, in cash or cash equivalents, of such Senior Debt of such holders.

14.5          Obligations of Company Unconditional.

(a)                Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Holders or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Fourteen of the holders of the Senior Debt.

(b)               Without limiting the generality of the foregoing, nothing contained in this Article Fourteen will restrict the right of the Trustee or the Holders to take any action to declare the Securities to be due and payable prior to their Stated Maturity pursuant to Section 5.1 of this Indenture or to pursue any rights or remedies hereunder; provided, however, that all Senior Debt then due and payable or thereafter declared to be due and payable shall first be paid in full, in cash or cash equivalents, before the Holders or the Trustee are entitled to receive any direct or indirect payment from the Company with respect to any Security.

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14.6          Notice to Trustee.

(a)                The Company shall give prompt written notice to the Trustee of any fact known to the Company that would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Fourteen. The Trustee shall not be charged with the knowledge of the existence of any default or event of default with respect to any Senior Debt or of any other facts that would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an Officer of the Company, or by a holder of Senior Debt or trustee or agent thereof; and prior to the receipt of any such written notice, the Trustee shall, subject to Article Six, be entitled to assume that no such facts exist; provided that, if the Trustee shall not have received the notice provided for in this Section 14.6 at least two Business Days prior to the date upon which, by the terms of this Indenture, any monies shall become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security), then, notwithstanding anything herein to the contrary, the Trustee shall have full power and authority to receive any monies from the Company and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary that may be received by it on or after such prior date except for an acceleration of the Securities prior to such application. Nothing contained in this Section 14.6 shall limit the right of the holders of Senior Debt to recover payments as contemplated by this Article Fourteen. The foregoing shall not apply if the Paying Agent is the Company. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Senior Debt (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Debt or a trustee or representative on behalf of any such holder.

(b)               In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article Fourteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Fourteen and, if such evidence is not furnished to the Trustee, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

14.7          Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets or securities referred to in this Article Fourteen, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person making such payment or distribution, delivered to the Trustee or to the Holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other Debt of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen.

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14.8          Trustee’s Relation to Senior Debt.

(a)                The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article Fourteen with respect to any Senior Debt that may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Debt and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

(b)               With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fourteen, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt (except as provided in Section 14.2 and Section 14.3 of this Indenture) and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article Fourteen or otherwise.

14.9          Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Debt. No right of any present or future holders of any Senior Debt to enforce subordination as provided in this Article Fourteen will at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with. The provisions of this Article Fourteen are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Debt.

14.10      Holders Authorize Trustee to Effectuate Subordination of Securities. Each Holder by his acceptance of any Securities authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fourteen, and appoints the Trustee his attorney-in-fact for such purposes, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the property and assets of the Company, the filing of a claim for the unpaid balance of its Securities in the form required in those proceedings. If the Trustee does not file a proper claim or proof in indebtedness in the form required in such proceeding at least 30 days before the expiration of the time to file such claim or claims, each holder of Senior Debt is hereby authorized to file an appropriate claim for and on behalf of the Holders.

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14.11      Not to Prevent Events of Default. The failure to make a payment on account of principal of, premium, if any, or interest on the Securities by reason of any provision of this Article Fourteen will not be construed as preventing the occurrence of an Event of Default.

14.12      Trustee’s Compensation Not Prejudiced. Nothing in this Article Fourteen will apply to amounts due to the Trustee pursuant to other sections of this Indenture, including Section 6.7.

14.13      No Waiver of Subordination Provisions. Without in any way limiting the generality of Section 14.9, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article Fourteen or the obligations hereunder of the Holders to the holders of Senior Debt, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (c) release any Person liable in any manner for the collection of Senior Debt; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

14.14      Payments May Be Paid Prior to Dissolution. Nothing contained in this Article Fourteen or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in Section 14.2 or Section 14.3, from making payments of principal of, premium, if any, and interest on the Securities, or from depositing with the Trustee any money for such payments, or (ii) the application by the Trustee of any money deposited with it for the purpose of making such payments of principal of, premium, if any, and interest on the Securities to the holders entitled thereto unless, at least two Business Days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in Section 14.2(b) of this Indenture (or there shall have been an acceleration of the Securities prior to such application) or in Section 14.15 of this Indenture. The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company.

14.15      Trust Moneys Not Subordinated. Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article Four by the Trustee for the payment of principal of, premium, if any, and interest on the Securities shall not be subordinated to the prior payment of any Senior Debt (provided that, at the time deposited, such deposit did not violate any then outstanding Senior Debt), and none of the Holders shall be obligated to pay over any such amount to any holder of Senior Debt.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

PACIFIC ETHANOL, INC.

By:
Name:	Byron T. McGregor
Title:	Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

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APPENDIX E

PACIFIC ETHANOL, INC.

TO

U.S. BANK NATIONAL ASSOCIATION, as Trustee

[FIRST][SECOND] SUPPLEMENTAL INDENTURE TO
INDENTURE DATED [           ], 2013
(SUBORDINATED DEBT SECURITIES)

Dated as of [         ], 2013

Series [A][B] Subordinated Convertible Notes

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PACIFIC ETHANOL, INC.

[FIRST][SECOND] SUPPLEMENTAL INDENTURE TO
INDENTURE DATED [             ], 2013
(SUBORDINATED DEBT SECURITIES)

SERIES [A][B] SUBORDINATED CONVERTIBLE NOTES

[FIRST][SECOND] SUPPLEMENTAL INDENTURE, dated as of [________], 2013 (this “[First][Second] Supplemental Indenture”), between PACIFIC ETHANOL, INC., a Delaware corporation (the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as Trustee (the “Trustee”).

RECITALS

A.                The Company has heretofore executed and delivered to the Trustee an Indenture, dated as of March __, 2013, (the “Indenture”), providing for the issuance from time to time of Securities (as defined in the Indenture) by the Company.

B.                Section 3.1 of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture.

C.                Section 9.1(k) of the Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as provided by Sections 2.1 and 3.1 of the Indenture.

D.                In accordance with that certain Securities Purchase Agreement, dated [             2013] (the “Securities Purchase Agreement”), by and among the Company and the investors party thereto (the “Investors”), the Company has agreed to sell to the Investors, and the Investors have agreed to purchase, subject to the satisfaction of certain terms and conditions set forth therein), pursuant to (i) the Indenture, (ii) this [First][Second] Supplemental Indenture or the [Second][First] Supplemental Indenture, as applicable, (iii) the Securities Purchase Agreement and (iv) the Company’s Registration Statement on Form S-3 (File number 333-180731) (the “Registration Statement”), (x) at the Series A Closing (as defined in the Securities Purchase Agreement), $6 million in aggregate principal amount of Series A Notes (as defined in the Securities Purchase Agreement) together with related Series A Warrants (as defined in the Securities Purchase Agreement) and Series B Warrants (as defined in the Securities Purchase Agreement) and (y) at the Series B Closing (as defined in the Securities Purchase Agreement), $8 million in aggregate principal amount of Series B Notes (as defined in the Securities Purchase Agreement). [INSERT IN SECOND SUPPLEMENTAL INDENTURE ONLY: On [                2013], the Company issued $6 million in aggregate principal amount of the Series A Notes to the Investors in accordance therewith.]

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E.                The Company hereby desires to supplement the Indenture pursuant to this [First][Second] Supplemental Indenture to set forth the terms and conditions of the Series [A][B] to be issued in accordance herewith.

NOW, THEREFORE, THIS [FIRST][SECOND] SUPPLEMENTAL INDENTURE WITNESSETH, for and in consideration of the premises and the issuance of the series of Securities provided for herein, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities of such series, as follows:

ARTICLE I

Relation to Indenture; Definitions

Section 1.1.          RELATION TO INDENTURE. This [First][Second] Supplemental Indenture constitutes an integral part of the Indenture.

Section 1.2.          DEFINITIONS. For all purposes of this [First][Second] Supplemental Indenture:

(a)                Capitalized terms used herein without definition shall have the meanings specified in the Indenture or in the Securities, as applicable;

(b)               All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this [First][Second] Supplemental Indenture; and

(c)                The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this [First][Second] Supplemental Indenture.

ARTICLE II

The Series of Securities

Section 2.1.          TITLE. There shall be a series of Securities designated the “Series [A][B] Subordinated Convertible Notes” (the “Series [A][B] Notes”).

Section 2.2.          LIMITATION ON AGGREGATE PRINCIPAL AMOUNT. The aggregate principal amount of the Securities shall initially be limited to [INSERT IN SEREIS A SUPPLEMENTAL INDENTURE ONLY: $6 million. The Company may, without the consent of the holders of the Series [A][B] Notes, in accordance with the terms of the Securities Purchase Agreement and the related Indenture supplement, issue up to $8 million in aggregate principal amount of additional Securities designated as “Series B Subordinated Convertible Notes” (the “Series [B][A] Notes”) in the form attached as Exhibit A-3 to the Securities Purchase Agreement and the related indenture supplement.][INSERT IN SERIES B SUPPLEMENTAL INDENTURE ONLY: $8 million. Prior to the date hereof, the Company has issued, in accordance with the terms of the Securities Purchase Agreement and the related Indenture supplement, $6 million in aggregate principal amount of additional Securities designated as “Series A Subordinated Convertible Notes” (the “Series [B][A] Notes”) in the form attached as Exhibit A-2 to the Securities Purchase Agreement and the related indenture supplement.] The Series [A][B] Notes, together with the Series [B][A] Notes offered by the related indenture supplement, will constitute two separate series of Securities under the Indenture.

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Section 2.3.          RANK. The Series [A][B] Notes and the Series [B][A] Notes shall rank pari passu in right of payment.

Section 2.4.          PRINCIPAL PAYMENT DATE. The principal amount of the Series [A][B] Notes outstanding (together with any accrued and unpaid interest and other amounts) shall be payable in accordance with the terms and conditions set forth in the Series [A][B] Notes on each Installment Date, Conversion Date, Redemption Date and on the Maturity Date, in each case as defined in the Series [A][B] Notes.

Section 2.5.          INTEREST AND INTEREST RATES. The rate of interest on each Security shall be 5% per annum, subject to adjustment as provided in the Series [A][B] Notes, accruing from [ ,] 2013, and shall be payable at such times and in the manner set forth in the Series [A][B] Notes. Any interest to be paid with respect to any Series [A][B] Note will, as provided in the Indenture and the Series [A][B] Notes, be paid to the person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Installment Notice Date unless otherwise specified in a writing by the holder of such Series [A][B] Note to the Trustee and the Company.

Section 2.6.          PLACE OF PAYMENT. Except as otherwise provided by the Series [A][B] Notes, the Place of Payment where the Series [A][B] Notes may be presented or surrendered for payment, where the Series [A][B] Notes may be surrendered for registration of transfer or exchange (to the extent required or permitted, as applicable, by the terms of the Series [A][B] Notes) and where notices and demand to or upon the Trustee in respect of the Series [A][B] Notes and the Indenture may be served shall be the [Insert Corporate Trust Office of the Trustee].

Section 2.7.          REDEMPTION. The Company may redeem the Series [A][B] Notes, in whole or in part, at such times and in the manner set forth in the Series [A][B] Notes.

Section 2.8.          DENOMINATION. The Securities of this series shall be issuable only in registered form without coupons and in denominations of $1,000 and integral multiples thereof.

Section 2.9.          CURRENCY. Principal and interest and any other amounts payable, from time to time, on the Series [A][B] Notes shall be payable in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts in accordance with Section [24] of the Series [A][B] Notes.

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Section 2.10.      FORM OF SECURITIES. In lieu of the Form of Security provided in Article II of the Indenture, the Series [A][B] Notes shall be issued in the form attached hereto as Exhibit A. The Company has elected to issue only Definitive Securities and shall not issue any Global Securities hereunder.

Section 2.11.      CONVERTIBLE SECURITIES. The Series [A][B] Notes are convertible into the Common Stock, par value $0.001 per share, of the Company upon the terms and conditions set forth in the Series [A][B] Notes.

Section 2.12.      SECURITIES REGISTRAR. The Trustee shall serve initially as Securities Registrar.

Section 2.13.      SINKING FUND OBLIGATIONS. The Company has no obligation to redeem or purchase any Series [A][B] Notes pursuant to any sinking fund or analogous requirement or upon the happening of a specified event or at the option of a Holder thereof.

Section 2.14.      EXCLUDED PROVISIONS. The Company has elected that none of the following provisions of the Indenture shall be applicable to the Series [A][B] Notes and any analogous provisions (including definitions related thereto) of this [First][Second] Supplemental Indenture and/or the Series [A][B] Notes shall govern in lieu thereof:

•	Definition of “Senior Debt” in Section 1.1;

•	Section 1.14 (Legal Holidays);

•	Section 3.7 (Payment of Interest; Interest Rights Preserved);

•	Section 4.1 (Satisfaction and Discharge of Indenture);

•	Section 4.2 (Application of Trust Money);

•	Section 5.2 (Acceleration of Maturity; Rescission and Annulment);

•	Section 5.7 (Limitation on Suits);

•	Section 5.12 (Control by Holders);

•	Section 5.13 (Waiver of Past Defaults);

•	Section 6.2 (Notice of Defaults);

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•	Section 9.1 (Without Consent of Holders);

•	Article VIII (Consolidation, Amalgamation, Merger and Sale);

•	Article XI (Redemption of Securities); and

•	Article XIII (Defeasance).

Section 2.15         EVENTS OF DEFAULT. In accordance with Section 3.1(n) of the Indenture, only the Events of Default set forth in Section 4.1 of the Series [A][B] Notes shall be applicable to the Series [A][B] Notes.

Section 2.16.      COVENANTS. In addition to the covenants set forth in Article Ten of the Indenture, the Company shall comply with the additional covenants set forth in Section 13 of the Series [A][B] Notes.

Section 2.17.      IMMEDIATELY AVAILABLE FUNDS. All cash payments of principal and interest shall be made in U.S. dollars and immediately available funds.

Section 2.18.      SUBORDINATION. The Company and the holders of Senior Debt as of the date hereof have agreed that the subordination provisions of the Indenture with respect to the Series [A][B] Notes shall be qualified in their entirety by this Section 2.18 (and, to the extent necessary, any provision of the Indenture contrary to this Section 2.18, and for the benefit of such holders of Senior Debt, shall be deemed waived by such holders of Senior Debt solely to the limited extent of the terms and conditions of this Section 2.18 and solely with respect to the Series [A][B] Notes issued hereunder).

(a)                Senior Debt. In lieu of the definition of “Senior Debt” in Section 1.1 of the Indenture, the Company and the holders of Senior Debt as of the date hereof have elected to have the following definition apply throughout both the Indenture and this [First][Second Supplemental Indenture, in each case, solely with respect to the Series [A][B] Notes:

“Senior Debt” means the Senior Unsecured Notes (as defined in the Series [A][B] Notes) and any other (a) Debt of the Company issued to any affiliate of any holder of Senior Unsecured Notes, whether currently outstanding or hereafter issued, unless, by the terms of the instrument creating or evidencing such Debt, it is provided that such Debt is not superior in right of payment to the Securities, and (b) any modifications, refunding, deferrals, renewals or extensions of any such Debt or securities, notes or other evidence of Debt issued in exchange for such Debt; provided, that the aggregate principal amount of such Senior Debt outstanding shall not exceed $22.2 million without the prior written consent of the Required Holders (as defined in the Notes), not to be unreasonably withheld.

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(b)               Designated Senior Debt. For the avoidance of doubt, “Designated Senior Debt” in Section 1.1 of the Indenture shall always include the Senior Debt to the extent a default or event of default has occurred with respect thereto.

(c)                Permitted Cash Payments.

(i)                  Restrictions on Cash Redemptions. Notwithstanding anything in the Indenture to the contrary, including, without limitation Article Fourteen thereof, while the Senior Debt remains outstanding (x) there shall be no restrictions on the right of a holder of Series [A][B] Notes to deliver any Redemption Notice (as defined in the Series [A][B] Notes) to the Company and (y) the Company shall be prohibited from paying any holder of Series [A][B] Notes in cash, and each holder of Series [A][B] Notes shall be prohibited from accepting any cash amount from the Company, in satisfaction of any Redemption Price (as defined in the Series [A][B] Notes) with respect thereto.

(ii)                Payments of Interest and Other Amounts. Notwithstanding anything in the Indenture to the contrary, including, without limitation Article Fourteen thereof, the Company shall be permitted to pay, and each holder of Series [A][B] Notes shall be permitted to receive, with respect to any Series [A][B] Notes of such holder, any (i) Interest (as defined in the Series [A][B] Notes), (ii) Late Charges (as defined in the Series [A][B] Notes, (iii) Buy-In Price (as defined in each of the Securities Purchase Agreement and the Notes, (iv) Allocation Share Cancellation Amount (as defined in each of the Series [A][B] Notes), or (v) Exchange Cap Share Cancellation Amount (as defined in each of the Series [A][B] Notes), in each case, due and payable from time to time, in accordance therewith; provided, however, that, while the Senior Debt remains outstanding, the Company shall only be permitted to pay the amounts set forth in (i) through (v) above in shares of Common Stock (as defined in the Series [A][B] Notes) and/or any other securities of the Company or any of its Subsidiaries (or any successor entities) that are not senior in rank or payment to the Senior Debt.

(d)                No Limitation on Payment in Securities. Notwithstanding anything in the Indenture to the contrary, including, without limitation Article Fourteen thereof, there shall be no restrictions on the Company’s right, at any time, to deliver, and the right of a holder of Series [A][B] Notes, at any time, to receive, shares of Common Stock and/or any other securities of the Company or any of its Subsidiaries (or any successor entities), as applicable, in satisfaction of all, or any part, of any amounts outstanding or other obligations under such Series [A][B] Notes or any other Transaction Document (as defined in the Securities Purchase Agreement), whether upon conversion of any Notes (as defined in the Securities Purchase Agreement), exercise of any Warrants ( as defined in the Securities Purchase Agreement) or otherwise, provided that, so long as any Senior Debt is outstanding, any such securities delivered to the holders of Series [A][B] Notes may not be senior in rank or payment to the Senior Debt.

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(e)                No Limitation on Actions to Enforce Payment in Securities. Notwithstanding anything in the Indenture to the contrary, including, without limitation Article Fourteen thereof, there shall be no restrictions on the rights of a holder of Series [A][B] Notes to, at any time, take any actions, in law or equity, in any court or other Governmental Entity (as defined in the Securities Purchase Agreement) to enforce such holder’s right to receive payment in shares of Common Stock or and/or any other securities of the Company or any of its Subsidiaries, as applicable, in satisfaction of all, or any part, of any amounts outstanding or other obligations under such Series [A][B] Notes or any other Transaction Document, whether in connection with a proposed conversion of any Notes, exercise of any Warrants or otherwise; provided that, so long as any Senior Debt is outstanding, (x) any such securities delivered to the holders of Series [A][B] Notes may not be senior in rank or payment to the Senior Debt and (y) no holder of Series [A][B] Notes shall institute any action, in law or equity, to commence bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors against the Company or any of its Subsidiaries or consent to the filing of such petition or to the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official with respect to the Company or any of its Subsidiaries without the prior written consent of the holders of at least 80% of the aggregate principal amount of Senior Debt then outstanding (the “Required Senior Debt Holders”).

(f)                No Rights to Proceeds from Sale of Securities. Notwithstanding anything in the Indenture to the contrary, including, without limitation Article Fourteen thereof, no holder of Senior Debt shall have any rights pursuant to the Indenture or this [First][Second] Supplemental Indenture to any proceeds received by any holder of Series [A][B] Notes from any sale of Series [A][B] Notes or Common Stock or any other securities of the Company or any of its Subsidiaries, as applicable, delivered to any holder of Series [A][B] Notes in satisfaction of all, or any part, of any amounts outstanding or other obligations under such Series [A][B] Notes or any other Transaction Document, whether in connection with a proposed conversion of any Notes, exercise of any Warrants or otherwise, provided that, so long as any Senior Debt is outstanding, any such securities delivered to the holders of Series [A][B] Notes may not be senior in rank or payment to the Senior Debt.

(g)               No Subordination Rights with Respect to Other Securities or Agreements. Notwithstanding anything in the Indenture to the contrary, including, without limitation Article Fourteen thereof, nothing in the Indenture or this [First][Second] Supplemental Indenture shall be deemed to subordinate any amounts or other obligations due and payable, from time to time, under the Warrants or any other Transaction Document (other than the Notes).

(h)               Amendments Related to Equity. Notwithstanding anything in the Indenture to the contrary, including, without limitation Article Fourteen thereof, there shall be no restrictions on the rights of a holder of Series [A][B] Notes, at any time, to amend, waive, reset or otherwise adjust (whether pursuant to the terms thereof or otherwise) any provision of this [First][Second] Supplemental Indenture or the Series [A][B] Notes or any other Transaction Document; provided, that nothing in any such amendments, waivers, resets or other adjustments may amend or waive any provision of this Indenture or of the [First][Second] Supplemental Indenture, including without limitation, Article Fourteen of the Indenture or this Section 2.18 or Section 2.20 in any manner materially adverse to the holders of Senior Debt then outstanding (solely in their capacity as holders of outstanding indebtedness of the Company or any of its Subsidiaries and not in their capacity as a holder of Common Stock, Convertible Securities (as defined in the Series [A][B] Notes) and/or Options (as defined in the Series [A][B] Notes) and/or other equity securities of the Company or any of its Subsidiaries), without the written consent of the Required Senior Debt Holders.

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(i)                 No Paying Agent. The Company has elected not to have the Trustee act as Paying Agent (as defined in the Indenture) in connection with any payments in accordance with Article Fourteen of the Indenture.

Section 2.19.      TRUSTEE MATTERS.

(a)                Duties of Trustee. Notwithstanding anything in the Indenture to the contrary:

(i)                 the sole duty of the Trustee is to act as the Security Registrar unless otherwise agreed to by the Required Holders, the Trustee and the Company in an additional supplemental Indenture (other than the First Supplemental Indenture or the Second Supplemental Indenture) or as separately agreed to in a writing by the Trustee and the Required Holders;

(ii)               the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, and the Trustee need not investigate any fact or matter contained therein;

(iii)             the Trustee shall not be liable for any action it takes or omits to take in good faith without negligence or willful misconduct which it believes to be authorized or within its discretion, rights or powers;

(iv)             the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney and the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be reimbursed by the Company upon demand;

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(v)               the permissive rights of the Trustee to do things enumerated in the Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful misconduct;

(vi)             the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder (including as Security Registrar or, if applicable, Paying Agent), and to each agent, custodian, and any other such Persons employed to act hereunder;

(vii)           in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts or war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services (it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to avoid and mitigate the effects of such occurrences and to resume performance as soon as practicable under the circumstances);

(viii)         in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(ix)             except during the continuance of an Event of Default, in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether they conform to the requirements of the Indenture but shall have no obligation or liability for confirming or investigating the accuracy of mathematical calculations or other facts purported to be stated therein.

(b)               Additional Indemnification. In addition to any indemnification rights set forth in the Indenture, the Company agrees to indemnify each of the Trustee, or any successor Trustee, and its officers, directors, agents and employees, for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), incurred without negligence or willful misconduct on its part, as determined by a final order of a court or competent jurisdiction, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim (whether asserted by the Company, or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder or in connection with enforcing the provisions of this Section. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim with counsel who shall be reasonably satisfactory to the Trustee, and the Trustee shall cooperate in the defense. In addition, the Trustee may retain one separate counsel on behalf of itself and the Holders (and in the case of an actual or perceived conflict of interest, one additional separate counsel on behalf of the Holders) and, if deemed advisable by such counsel, local counsel, and the Company shall pay the reasonable fees and expenses of such separate counsel and local counsel. The indemnification herein also extends to a settlement.

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(c)                Successor Trustee Petition Right. If an instrument of acceptance by a successor Trustee required by Section 6.11 of the Indenture has not been delivered to the Trustee within 30 days after the giving of a notice of removal, the Trustee being removed, at the expense of the Company, may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(d)               Trustee as Creditor. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

(e)                Reports by the Company. In addition to the Company’s obligations pursuant to Section 7.4 of the Indenture, the Company shall:

(i)                 file with the Trustee (unless filed with the SEC through the EDGAR system or any successor system), within 15 days after the Company files the same with the SEC, copies of the annual and quarterly reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Company may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and

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(ii)               whether or not required under the Exchange Act, so long as any Securities are Outstanding, the Company shall file a copy of all of the information and reports referred to in clauses (i) above with the SEC for public availability within the time periods specified in the SEC rules and regulations (unless the SEC will not accept such a filing) and make such information available to Holders, securities analysts and prospective investors upon request.

The parties hereto acknowledge and agree that delivery of such reports, information, and documents to the Trustee pursuant to the provisions of Section 7.04 of the Indenture and this Section 2.19(e) is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

(f)                Execution of Supplemental Indentures. Notwithstanding anything in the Indenture to the contrary, the Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties, liabilities or immunities under the Indenture or otherwise.

(g)               Statements by Officers as to Default. In addition to the Company’s obligations pursuant to Section 10.5 of the Indenture, the Company agrees as follows:

(i)                 Annually, within 90 days after the close of each fiscal year beginning with the first fiscal year during which one or more series of Securities are Outstanding, the Company will deliver to the Trustee an Officer's Certificate (which need not include the statements set forth in Section 1.3 of the Indenture) from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of the Company’s compliance (without regard to any period of grace or requirement of notice provided herein) with all conditions and covenants under the Indenture and, if the Company shall be in Default, specifying all such Defaults and the nature and status thereof of which such officer has knowledge.

(ii)               The Company shall, so long as any of the Securities are Outstanding, deliver to the Trustee, as soon as practicable and in any event within 30 days after the Company becomes aware of any Default, an Officers’ Certificate specifying such Default, its status and the actions that the Company is taking or proposes to take in respect thereof.

(iii)             The Company shall deliver to the Trustee within 90 days after the end of each fiscal year of the Company, an Opinion of Counsel to the extent required under the Trust Indenture Act.

(h)               No Global Security. Notwithstanding anything in the Indenture to the contrary, none of the Securities shall be represented by a Global Security.

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(i)                 Payment of Taxes and Other Claims. The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been made.

(j)                 Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and perform such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of the Indenture.

(k)               Expense. Notwithstanding anything in the Indenture to the contrary, any actions taken by the Trustee in its capacity as the Security Registrar shall be at the Company’s reasonable expense.

(l)                 Authenticating Agent. The Trustee may appoint an Authenticating Agent acceptable authenticate Securities in accordance with Section 6.14 of the Indenture. Each reference in the Indenture to authentication by the Trustee includes authentication by such agent.

(m)             Officer’s Certificate. In lieu of the definition of “Officer’s Certificate” in Section 1.1 of the Indenture, the Company and the holders of Senior Debt as of the date hereof have elected to have the following definition apply throughout both the Indenture and this [First][Second Supplemental Indenture, in each case, solely with respect to the Series [A][B] Notes:

“Officer’s Certificate” means, in the case of the Company, a certificate signed by two officers, such as the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the President, any Vice President or any other duly authorized officer of the Company, or a person duly authorized by any of them, and delivered to the Trustee.

(n)               Responsible Officer. In lieu of the definition of “Responsible Officer” in Section 1.1 of the Indenture, the Company and the holders of Senior Debt as of the date hereof have elected to have the following definition apply throughout both the Indenture and this [First][Second Supplemental Indenture, in each case, solely with respect to the Series [A][B] Notes:

“Responsible Officer” when used with respect to the Trustee, means any officer within the Global Corporate Trust Services division of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

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(o)               Subsidiary. In lieu of the definition of “Subsidiary” in Section 1.1 of the Indenture, the Company and the holders of Senior Debt as of the date hereof have elected to have the following definition apply throughout both the Indenture and this [First][Second Supplemental Indenture, in each case, solely with respect to the Series [A][B] Notes:

“Subsidiary” means (a) a corporation of which more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries or (b) any partnership or similar business organization of which more than 50% of the ownership interests having ordinary voting power shall at the time be so owned. For the purposes of this definition, “voting stock” means capital stock or equity interests which ordinarily have voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

Section 2.20.       AMENDMENTS AND WAIVERS. In lieu of Section 9.2 of the Indenture, the Company and the holders of Senior Debt as of the date hereof have elected to have this Section 2.20 apply throughout both the Indenture and this [First][Second] Supplemental Indenture, in each case, solely with respect to the Series [A][B] Notes Section 9.2 of the Indenture:

The Company and the Trustee may amend, waive or supplement this Indenture with the consent of each Holder of the Series [A][B] Notes then outstanding (excluding any the Series [A][B] Notes held by the Company or any of its Subsidiaries); provided, that nothing in any such amendments, waivers or supplements may amend or waive any provision of this Indenture or of the [First][Second] Supplemental Indenture, including without limitation, Article Fourteen of this Indenture or Section 2.18 or Section 2.20 of the [First][Second] Supplemental Indenture in any manner materially adverse to the holders of Senior Debt then outstanding (solely in their capacity as holders of outstanding indebtedness of the Company or any of its Subsidiaries and not in their capacity as a holder of Common Stock, Convertible Securities (as defined in the Series [A][B] Notes) and/or Options (as defined in the Series [A][B] Notes) and/or other equity securities of the Company or any of its Subsidiaries), without the written consent of the Required Senior Debt Holders (as defined in the [First][Second] Supplemental Indenture).

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ARTICLE III

Expenses

Section 3.1.          PAYMENT OF EXPENSES. In connection with the offering, sale and issuance of the Series [A][B] Notes, the Company, in its capacity as borrower with respect to the Series [A][B] Notes, shall pay all costs and expenses relating to the offering, sale and issuance of the Series [A][B] Notes and compensation and expenses of the Trustee under the Indenture in accordance with the provisions of Section 6.7 of the Indenture.

Section 3.2.          PAYMENT UPON RESIGNATION OR REMOVAL. Upon termination of this [First][Second] Supplemental Indenture or the Indenture or the removal or resignation of the Trustee, unless otherwise stated, the Company shall pay to the Trustee all amounts accrued to the date of such termination, removal or resignation.

ARTICLE IV

Miscellaneous Provisions

Section 4.1.          TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this [First][Second] Supplemental Indenture.

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Section 4.2.          ADOPTION, RATIFICATION AND CONFIRMATION. The Indenture, as supplemented and amended by this [First][Second] Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 4.3.          CONFLICT WITH INDENTURE; TRUST INDENTURE ACT. Notwithstanding anything to the contrary in the Indenture, if any conflict arises between the terms and conditions of this [First][Second] Supplemental Indenture (including, without limitation, the terms and conditions of the Series [A][B] Notes attached hereto as Exhibit A) and the Indenture, the terms and conditions of this [First][Second] Supplemental Indenture (including the Series [A][B] Notes) shall control; provided, however, that if any provision of this [First][Second] Supplemental Indenture or the Series [A][B] Notes limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this [First][Second] Supplemental Indenture, the latter provisions shall control. If any provision of this [First][Second] Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provisions shall be deemed to apply to the Indenture as so modified or excluded, as the case may be.

Section 4.4.          AMENDMENTS; WAIVER. Subject to Section 2.18(h) and the rights of the holders of the Senior Debt, this [First][Second] Supplemental Indenture may be amended by the written consent of the Company and the Required Holders (as defined in the Series [A][B] Notes). Subject to Section 2.18(h) and the rights of the holders of the Senior Debt, no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Section 4.5.          SUCCESSORS. This [First][Second] Supplemental Indenture shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Series [A][B] Notes.

Section 4.6.          SEVERABILITY. If any provision of this First][Second] Supplemental Indenture shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this First][Second] Supplemental Indenture in that jurisdiction or the validity or enforceability of any provision of this First][Second] Supplemental Indenture in any other jurisdiction.

Section 4.7.          COUNTERPARTS. This [First][Second] Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 4.8.          GOVERNING LAW. THIS FIRST SUPPLEMENTAL INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

[The remainder of the page is intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this [First][Second] Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, on the date or dates indicated in the acknowledgments and as of the day and year first above written.

PACIFIC ETHANOL, INC. By:___________________________ Name: Title:

ATTEST: By:___________________________ Name: Title:

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Acknowledged and Agreed, as of this _____ of _____ by:

[SENIOR NOTEHOLDERS] By:___________________________ Name: Title:	[SENIOR NOTEHOLDERS] By:___________________________ Name: Title:

[SENIOR NOTEHOLDERS] By:___________________________ Name: Title:	[SENIOR NOTEHOLDERS] By:___________________________ Name: Title:

[SENIOR NOTEHOLDERS] By:___________________________ Name: Title:	[SENIOR NOTEHOLDERS] By:___________________________ Name: Title:

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U.S. Bank National Association, as Trustee By:___________________________ Name: Title:

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EXHIBIT A

(FORM OF SECURITY)

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APPENDIX F

[FORM OF SERIES [A][B] WARRANT]

PACIFIC ETHANOL, INC.

Series [A][B] Warrant To Purchase Common Stock

Series [A][B] Warrant No.: [A][B]-

Date of Issuance: [           ], 2013 (“Issuance Date”)

Pacific Ethanol, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [CAPITAL VENTURES INTERNATIONAL][OTHER BUYERS], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the first anniversary of the [INSERT IN SERIES A WARRANT: Issuance Date][INSERT IN SERIES B WARRANT: Series B Closing Date (as defined in the Securities Purchase Agreement (as defined below))] (the “Initial Exercisability Date”), but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), [______________]1 (subject to adjustment as provided herein) fully paid and nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 16. This Warrant is one of the Warrants to Purchase Common Stock (the “SPA Warrants”) issued pursuant to (i) Section 1 of that certain Securities Purchase Agreement, dated as of [ , 2013] (the “Subscription Date”), by and among the Company and the investors (the “Buyers”) referred to therein, as amended from time to time (the “Securities Purchase Agreement”) and (ii) the Company’s Registration Statement on Form S-3 (File number 333-180731) (the “Registration Statement”).

1.                  EXERCISE OF WARRANT.

(a)                Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the Initial Exercisability Date, in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within one (1) Trading Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised (the “Aggregate Exercise Price”) in cash or via wire transfer of immediately available funds if the Holder did not notify the Company in such Exercise Notice that such exercise was made pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant after delivery of the Warrant Shares in accordance with the terms hereof. On or before the first (1st) Trading Day following the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B, to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the third (3rd) Trading Day following the date on which the Company has received such Exercise Notice, the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the Holder or, at the Holder’s instruction pursuant to the Exercise Notice, the Holder’s agent or designee, in each case, sent by reputable overnight courier to the address as specified in the applicable Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee (as indicated in the applicable Exercise Notice), for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares (as the case may be). If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then, at the request of the Holder, the Company shall as soon as practicable and in no event later than three (3) Business Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes and fees which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. Notwithstanding the foregoing, except in the case where an exercise of this Warrant is validly made pursuant to a Cashless Exercise (as defined in Section 1(d)), the Company’s failure to deliver Warrant Shares to the Holder on or prior to the second (2nd) Trading Day after the Company’s receipt of the Aggregate Exercise Price shall not be deemed to be a breach of this Warrant.

1 Insert pro-rata share of amount equal to 75% of the quotient of (x) $[INSERT IN SERIES A WARANTS: 6][INSERT IN SERIES B WARRANTS: 8] million, divided by (y) 110% of the Closing Bid Price as of the close of business immediately prior to the time of execution of the Securities Purchase Agreement (as adjusted for any stock splits, stock dividends, recapitalizations and similar events)

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(b)               Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.52, subject to adjustment as provided herein.

(c)                Company’s Failure to Timely Deliver Securities. If the Company shall fail, for any reason or for no reason, to issue to the Holder within the later of (i) three (3) Trading Days after receipt of the applicable Exercise Notice and (ii) two (2) Trading Days after the Company’s receipt of the Aggregate Exercise Price (or valid notice of a Cashless Exercise) (such later date, the “Share Delivery Deadline”), a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant (as the case may be) (a “Delivery Failure”), and if on or after such Share Delivery Deadline the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such exercise that the Holder so anticipated receiving from the Company, then, in addition to all other remedies available to the Holder, the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Exercise Notice and ending on the date immediately preceding the date of such issuance and payment under this clause (ii).

(d)               Cashless Exercise. Notwithstanding anything contained herein to the contrary (other than Section 1(f) below), if at the time of exercise hereof a registration statement is not effective (or the prospectus contained therein is not available for use) for the issuance by the Company to the Holder of all of the Warrant Shares, then the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

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Net Number = (A x B) - (A x C)

D

For purposes of the foregoing formula:

A =	the total number of shares with respect to which this Warrant is then being exercised.

B =	the quotient of (x) the sum of the VWAP of the Common Stock of each of the ten (10) Trading Days ending at the close of business on the Principal Market immediately prior to the time of exercise as set forth in the applicable Exercise Notice, divided by (y) ten (10).

C =	the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

D =	the VWAP of the Common Stock at the close of business on the Principal Market on the date of the delivery of the applicable Exercise Notice.

(e)                Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 13.

(f)                Limitations on Exercises.

(i)                 Beneficial Ownership. Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that after giving effect to such exercise the Holder (together with any of its affiliates) would beneficially own in excess of  9.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as the case may be, as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act (as defined in the Securities Purchase Agreement) and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Securities Purchase Agreement. By written notice to the Company, any Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder sending such notice and not to any other holder of SPA Warrants.

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(ii)               Principal Market Regulation. The Company shall not issue any shares of Common Stock upon the exercise of this Warrant if the issuance of such shares of Common Stock (taken together with the issuance of such shares upon the exercise of the SPA Warrants and the conversion of the Notes or otherwise pursuant to the terms of the Notes) would exceed the aggregate number of shares of Common Stock which the Company may issue upon exercise or conversion (as the case may be) of the Warrants and the Notes without breaching the Company’s obligations under the rules or regulations of the Principal Market (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder or (C) obtain a waiver from the Principal Market of the applicable rules of such Principal Market for the issuance of shares of Common Stock in excess of such amount. Until such approval or such written opinion is obtained, no Buyer shall be issued in the aggregate, upon conversion or exercise (as the case may be) of any Notes or any of the Warrants, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap as of the Issuance Date multiplied by (ii) the quotient of (1) the original principal amount of Notes issued to such Buyer pursuant to the Securities Purchase Agreement on the Series A Closing Date (as defined in the Securities Purchase Agreement) divided by (2) the aggregate original principal amount of all Notes issued to the Buyers pursuant to the Securities Purchase Agreement on the Series A Closing Date (with respect to each Buyer, the “Exchange Cap Allocation”). In the event that any Buyer shall sell or otherwise transfer any of such Buyer’s Warrants, the transferee shall be allocated a pro rata portion of such Buyer’s Exchange Cap Allocation with respect to such portion of such Warrants so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon conversion and exercise in full of a holder’s Notes and Warrants, the difference (if any) between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder upon such holder's conversion in full of such Notes and such holder’s exercise in full of such Warrants shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes and Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the Notes and Warrants then held by each such holder. In the event that the Company is prohibited from issuing any shares of Common Stock pursuant to this Section 1(f)(ii) (the “Exchange Cap Shares”), in lieu of issuing and delivering such Exchange Cap Shares to the Holder, the Company shall pay cash to the Holder in exchange for the cancellation of such portion of this Warrant exercisable into such Exchange Cap Shares at a price equal to the sum of (x) the product of (A) such number of Exchange Cap Shares and (B) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice with respect to such Exchange Cap Shares to the Company and ending on the date immediately preceding the date of such payment under this Section 1(f)(ii) and (y) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Exchange Cap Shares, any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith.

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(g)               Insufficient Authorized Shares. From and after the Initial Exercisability Date, the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock at least equal to the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock hereunder (without regard to any limitation otherwise contained herein with respect to the number of shares of Common Stock that may be acquirable upon exercise of this Warrant). From and after the Initial Exercisability Date, if, notwithstanding the foregoing, and not in limitation thereof, at any time while any of the SPA Warrants remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of the SPA Warrants at least a number of shares of Common Stock (the “Required Reserve Amount”) equal to the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of the SPA Warrants then outstanding (an “Authorized Share Failure”), then the Company shall immediately take all action reasonably necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the SPA Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. In the event that the Company is prohibited from issuing shares of Common Stock upon an exercise of this Warrant due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Holder, the Company shall pay cash in exchange for the cancellation of such portion of this Warrant exercisable into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice with respect to such Authorization Failure Shares to the Company and ending on the date immediately preceding the date of such issuance and payment under this Section 1(g) and (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorization Failure Shares, any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith.

2.                  ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a)                Stock Dividends and Splits. Without limiting any provision of Section 2(b) or Section 4, if the Company, at any time on or after the date of the Securities Purchase Agreement, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

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(b)               Adjustment Upon Issuance of Shares of Common Stock. If and whenever on or after the date of the Securities Purchase Agreement, the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Exercise Price then in effect is referred to as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the product of (A) the Exercise Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Exercise Price in effect immediately prior to such Dilutive Issuance and the number of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the net consideration, if any, received by the Company upon such Dilutive Issuance (as determined and, if applicable, adjusted, pursuant to Section 2(b)(iv) below), by (2) the product derived by multiplying (I) the Exercise Price in effect immediately prior to such Dilutive Issuance by (II) the sum of (x) the number of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance and (y) the number of shares of Common Stock issued (or deemed issued in such Dilutive Issuance pursuant to Sections 2(b)(i) and 2(b)(ii) below, regardless of whether such Options or Convertible Securities are actually convertible or exercisable at such time, but excluding any shares of Common Stock issued (or deemed issued pursuant to Sections 2(b)(i) and 2(b)(ii) below) under any Secondary Security (as defined below), if any). For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and consideration per share under this Section 2(b)), the following shall be applicable:

(i)                 Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(b)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii)               Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(b)(ii)2(b)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(b), except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

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(iii)             Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(iv)             Calculation of Consideration Received. If any Option and/or Convertible Security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as reasonably determined in good faith by the Holder, the “Primary Security”, and such Option, Convertible Security, and/or Adjustment Right, each a “Secondary Security”), together comprising one integrated transaction, the Primary Security issued or sold in such integrated transaction shall be deemed to have been issued for consideration equal to the difference of (A) the aggregate consideration received by the Company to purchase such Primary Security and each such Option (as applicable) and/or Convertible Security (as applicable) and/or Adjustment Right (as applicable), minus (B) the product of (x) the sum of the Black Scholes Consideration Value of each such Option and/or Convertible Security (as applicable) and/or Adjustment Right (as applicable) on a per share basis multiplied by (y) the aggregate number of shares of Common Stock issued or issuable pursuant to such Option and/or Convertible Security (as applicable) and/or Adjustment Right (as applicable). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value), the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value), the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

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(v)               Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(c)                Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section 2, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein).

(d)               Holder's Right of Alternative Exercise Price Following Issuance of Certain Options or Convertible Securities. In addition to and not in limitation of the other provisions of this Section 2, if the Company in any manner issues or sells any Options or Convertible Securities (other than the Notes) (any such securities, "Variable Price Securities") after the Subscription Date that are convertible into or exchangeable or exercisable for shares of Common Stock at a price which varies or may vary with the market price of the Common Shares, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary anti-dilution provisions (such as share splits, share combinations, share dividends and similar transactions) (each of the formulations for such variable price being herein referred to as, the "Variable Price"), the Company shall provide written notice thereof via facsimile and overnight courier to the Holder on the date of issuance of such Convertible Securities or Options. From and after the date the Company issues any such Convertible Securities or Options with a Variable Price, the Holder shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Exercise Price upon exercise of this Warrant by designating in the Exercise Notice delivered upon any exercise of this Warrant that solely for purposes of such exercise the Holder is relying on the Variable Price rather than the Exercise Price then in effect. The Holder's election to rely on a Variable Price for a particular exercise of this Warrant shall not obligate the Holder to rely on a Variable Price for any future exercises of this Warrant.

(e)                Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price and the number of Warrant Shares (if applicable) so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 2(e) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

(f)                Calculations. All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

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(g)               Adjustment. If immediately following the close of business on the Initial Exercisability Date (the “Adjustment Time”), the Exercise Price then in effect exceeds the Adjusted Market Price (the “Adjusted Exercise Price”), the Exercise Price hereunder shall be reset to the Adjusted Exercise Price as of the Adjustment Time.

3.                  RIGHTS UPON DISTRIBUTION OF ASSETS.  In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distributions would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

4.                  PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a)                Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

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(b)               Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity (if different than the Company) assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents (as defined in the Securities Purchase Agreement) in accordance with the provisions of this Section 4(b) including agreements to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity (if different from the Company) shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), as adjusted in accordance with the provisions of this Warrant. Notwithstanding the foregoing, and without limiting Section 1(f) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 4(b) to permit the Fundamental Transaction without the assumption of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections  3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.

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(c)                Black Scholes Redemption. Notwithstanding the foregoing and the provisions of Section 4(b) above, at the request of the Holder delivered at any time commencing on the earliest to occur of (x) the public disclosure of any Change of Control, (y) the consummation of any Change of Control and (z) the Holder first becoming aware of any Change of Control through the date that is ninety (90) days after the public disclosure of the consummation of such Change of Control by the Company pursuant to a Current Report on Form 8-K filed with the SEC, the Company or the Successor Entity (as the case may be) shall purchase this Warrant from the Holder on the date of such request by paying to the Holder cash in an amount equal to the Black Scholes Value.

(d)               Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Warrant (and any such subsequent warrants) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (or any such other warrant)).

5.                  NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation (as defined in the Securities Purchase Agreement), Bylaws (as defined in the Securities Purchase Agreement) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the SPA Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the SPA Warrants, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the SPA Warrants then outstanding (without regard to any limitations on exercise).

6.                  WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

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7.                  REISSUANCE OF WARRANTS.

(a)                Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b)               Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c)                Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, no warrants for fractional shares of Common Stock shall be given.

(d)               Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

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8.                  NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s) and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder and (iii) at least ten (10) Trading Days prior to the consummation of any Fundamental Transaction. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its Subsidiaries, the Company shall simultaneously file such notice with the SEC (as defined in the Securities Purchase Agreement) pursuant to a Current Report on Form 8-K. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

9.                  AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(f)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

10.              SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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11.              GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12.              CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Series A Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

13.              DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price, the Closing Bid Price, the Closing Sale Price or fair market value or the arithmetic calculation of the number of Warrant Shares (as the case may be), the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute (including, without limitation, as to whether any issuance or sale or deemed issuance or sale was an issuance or sale or deemed issuance or sale of Excluded Securities). If the Holder and the Company are unable to agree upon such determination or calculation (as the case may be) of the Exercise Price, the Closing Sale Price or fair market value or the number of Warrant Shares (as the case may be) within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price, the Closing Bid Price, the Closing Sale Price or fair market value (as the case may be) to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the number of Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank’s or accountant’s determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error.

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14.              REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 2 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

15.              TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company.

16.              CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)                “Adjusted Market Price” means 115% of the Market Price (as defined in the Notes) on the Initial Exercisability Date.

(b)               “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 2) of shares of Common Stock (other than rights of the type described in Section 3 and 4 hereof) that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

(c)                “Approved Stock Plan” means any employee benefit plan (including the Company’s 2006 Stock Incentive Plan) which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer or director for services provided to the Company in their capacity as such.

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(d)               “Black Scholes Consideration Value” means the value of the applicable Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option or Convertible Security (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (iii) a zero cost of borrow and (iv) an expected volatility equal to the greater of 75% and the 30 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be).

(e)                “Black Scholes Value” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request pursuant to Section 4(c), which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the sum of the price per share being offered in cash in the applicable Change of Control (if any) plus the value of the non-cash consideration being offered in the applicable Change of Control (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request pursuant to Section 4(c), (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the date of the Holder’s request pursuant to Section 4(c) and (2) the remaining term of this Warrant as of the date of consummation of the applicable Change of Control or as of the date of the Holder’s request pursuant to Section 4(c) if such request is prior to the date of the consummation of the applicable Change of Control, (iv) a zero cost of borrow and (v) an expected volatility equal to the greater of 75% and the 30 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (x) the public disclosure of the applicable Change of Control, (y) the consummation of the applicable Change of Control and (z) the date on which the Holder first became aware of the applicable Change of Control.

(f)                “Bloomberg” means Bloomberg, L.P.

(g)               “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(h)               “Change of Control” means any Fundamental Transaction other than (i) any merger of the Company or any of its, direct or indirect, wholly-owned Subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, or (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or any of its Subsidiaries or (iv) the sale (whether by merger, asset sale or otherwise) of any one Plant (as defined in the Notes) of the Company or any of its Subsidiaries.

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(i)                 “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(j)                 “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(k)               “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company.

(l)                 “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(m)             “Eligible Market” means The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market or the Principal Market.

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(n)               “Excluded Securities” means (i) shares of Common Stock or standard options to purchase Common Stock issued to directors, officers or employees of the Company in their capacity as such pursuant to an Approved Stock Plan (as defined above), provided that (A) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the date hereof pursuant to this clause (i) do not, in the aggregate, exceed more than 5% of the Common Stock issued and outstanding immediately prior to the date hereof and (B) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Buyers; (ii) shares of Common Stock issued upon the conversion or exercise of, or in satisfaction of interest or dividends accrued in accordance with the terms of, the Company’s Series B Cumulative Convertible Preferred Stock or any other Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the date hereof, provided that the conversion price of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered (except pursuant to terms in effect as of the Subscription Date), none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Buyers; (iii) the issuance of the Notes, (iv) the issuance of the SPA Warrants, (v) the shares of Common Stock issuable upon conversion of the Notes or otherwise pursuant to the terms of the Notes, and (vi) the shares of Common Stock issuable upon exercise of the SPA Warrants.

(o)               “Expiration Date” means the date that is [INSERT IN SERIES A WARRANT: the first anniversary of the Initial Exercisability Date][INSERT IN SERIES B WARRANT: the earlier of (z) the Trading Day immediately following the Series B Closing Expiration Date and (y) the first anniversary of the Initial Exercisability Date] or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(p)               “Fundamental Transaction” means that (i) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

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(q)               “Notes” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all notes issued in exchange therefor or replacement thereof.

(r)                 “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(s)                “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(t)                 “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(u)               “Principal Market” means the Nasdaq Capital Market.

(v)               “Subsidiary” means any Person in which the Company, directly or indirectly, (i) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing.

(w)             “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(x)               “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

F-19

(y)               “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(z)                “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

[signature page follows]

F-20

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

Pacific Ethanol, Inc.

By:_________________________________

Name:

Title:

F-21

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

PACIFIC ETHANOL, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Pacific Ethanol, Inc., a Delaware corporation (the “Company”), evidenced by Warrant to Purchase Common Stock No. _______ (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________	a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________	a “Cashless Exercise” with respect to _______________ Warrant Shares.

In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder hereby represents and warrants that (i) this Exercise Notice was executed by the Holder at __________ [a.m.][p.m.] on the date set forth below and (ii) if applicable, the Bid Price as of such time of execution of this Exercise Notice was $________.

2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to Holder, or its designee or agent as specified below, __________ Warrant Shares in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, to the following address:

___________________________________ ___________________________________ ___________________________________ ___________________________________

Date: _____________ __, ___________________________________ Name of Registered Holder

By:_________________________________ Name: Title:

F-22

EXHIBIT B

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs ______________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _________, 20__, from the Company and acknowledged and agreed to by _______________.

Pacific Ethanol, Inc.

By:_________________________________

Name:

Title:

F-23